                                                                                                     EXHIBIT 10.1

                                 AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

         THIS AMENDED AND  RESTATED  LOAN AND SECURITY  AGREEMENT  is made on June 6, 2003,  by and among  TROPICAL
SPORTSWEAR INT'L  CORPORATION,  a Florida  corporation  (individually and, in its capacity as the representative of the other Borrowers pursuant to Section 3.4 hereof,  "Tropical"),  TROPICAL  SPORTSWEAR  COMPANY,  INC., a Delaware
corporation ("TSCI"),  SAVANE INTERNATIONAL CORP., a Texas corporation ("Savane"),  APPAREL NETWORK CORPORATION,  a
Florida  corporation  ("Apparel"),  TSI BRANDS,  INC.,  a Delaware  corporation  ("TSI"),  TSIL,  INC.,  a Delaware corporation  ("TSIL"),  DUCK HEAD APPAREL  COMPANY,  LLC, a Georgia limited  liability  company ("Duck Head"),  and
DELTA MERCHANDISING,  INC., a South Carolina corporation  ("Delta";  Tropical,  TSCI, Savane,  Apparel,  TSI, TSIL,
Duck Head and Delta  collectively  referred to hereinafter as "Borrowers" and  individually as a "Borrower"),  each with its chief  executive  office and  principal  place of  business  at 4902 West Waters  Avenue,  Tampa,  Florida
33634-1302;  the  various  financial  institutions  listed on the  signature  pages  hereof  and  their  respective successors  and permitted  assigns which become  "Lenders" as provided  herein;  and FLEET CAPITAL  CORPORATION,  a
Rhode Island  corporation with an office at 300 Galleria Parkway,  N.W., Suite 800, Atlanta,  Georgia 30339, in its
capacity as collateral and  administrative  agent for the Lenders  pursuant to Section 12 hereof (together with its successors in such capacity,  "Agent").  Capitalized  terms used in this  Agreement  have the meanings  assigned to them in Appendix A, General Definitions.

                                                 R e c i t a l s:

         Borrowers,  Agent and certain financial  institutions  ("Original  Lenders") are parties to a certain Loan and Security  Agreement  dated June 10, 1998 (as at any time amended or modified,  the "Original Loan  Agreement"), pursuant to which  Original  Lenders made certain  revolving  credit loans and letter of credit  accommodations  to
Borrowers.  Borrowers  have  requested  that Agent and Lenders  amend and restate the  Original  Loan  Agreement to provide  additional  financing to  Borrowers.  Agent and Lenders are willing to amend and restate the Original Loan
Agreement on the terms set forth herein.

         Each Borrower has requested that Lenders make available a revolving  credit  facility to Borrowers,  which shall be used by Borrowers to finance their mutual and  collective  enterprise of  manufacturing  and  distributing apparel.  In order to utilize the financial  powers of each Borrower in the most efficient and  economical  manner, and in order to facilitate the financing of each  Borrower's  needs,  Lenders will, at the request of any Borrower, make loans to all Borrowers  under the revolving  credit  facility on a combined  basis and in accordance  with the provisions  hereinafter  set  forth.  Borrowers'  business  is a mutual and  collective  enterprise  and  Borrowers believe that the  consolidation  of all  revolving  credit loans under this  Agreement  will enhance the  aggregate borrowing  powers of each Borrower and ease the  administration  of their revolving credit loan  relationship  with
Lenders,  all to the mutual  advantage of  Borrowers.  Lenders'  willingness  to extend  credit to Borrowers and to administer  each  Borrower's  collateral  security  therefor,  on a combined  basis as more fully set forth in this
Agreement,  is done solely as an accommodation to Borrowers and at Borrowers'  request in furtherance of Borrowers'
mutual and collective enterprise.

         Each  Borrower  has  agreed to  guarantee  the  obligations  of each of the  other  Borrowers  under  this
Agreement and each of the other Loan Documents.

         NOW,  THEREFORE,  for Ten Dollars ($10.00) and other good and valuable  consideration,  the parties hereto hereby agree as follows:

Section 1.        CREDIT FACILITIES

         Subject to the terms and conditions of, and in reliance upon the  representations  and warranties made in, this Agreement and the other Loan Documents,  Lenders  severally agree to the extent and in the manner  hereinafter set forth to make their  respective  Pro Rata shares of the  Commitments  available  to Borrower,  in an  aggregate amount up to $95,000,000, as follows:

1.1.     Revolver Commitment.

1.1.1.   Revolver  Loans.  Each Lender agrees,  severally to the extent of its Revolver  Commitment and not jointly with the other Lenders,  upon the terms and subject to the  conditions set forth herein,  to make Revolver Loans to
Borrowers on any  Business Day during the period from the date hereof  through the Business Day before the last day of the  Term,  not to  exceed  in  aggregate  principal  amount  outstanding  at any time  such  Lender's  Revolver
Commitment at such time,  which Revolver  Loans may be repaid and  reborrowed in accordance  with the provisions of this  Agreement;  provided,  however,  that Lenders shall have no  obligation  to Borrowers  whatsoever to make any
Revolver Loan on or after the Commitment  Termination  Date or if at the time of the proposed  funding  thereof the aggregate  principal amount of all of the Revolver Loans and Pending Revolver Loans then  outstanding  exceeds,  or would exceed after the funding of such Revolver Loan, the Borrowing  Base.  Each Borrowing  of Revolver Loans shall be funded by Lenders on a Pro Rata basis in  accordance  with their  respective  Revolver  Commitments  (except for
Fleet with  respect to  Settlement  Loans).  The  Revolver  Loans shall bear  interest as set forth in Section 2.1.
hereof.  Each Revolver Loan shall,  at the option of Borrowers,  be made or continued as, or converted  into,  part of one or more Borrowings that, unless specifically  provided herein,  shall consist entirely of Base Rate Loans or
LIBOR Loans.

1.1.2.   Out-of-Formula  Loans.  If the unpaid balance of Revolver Loans  outstanding at any time should exceed the
Borrowing Base at such time (an  "Out-of-Formula  Condition"),  such Revolver Loans  shall nevertheless  constitute
Obligations  that are secured by the Collateral and entitled to all of the benefits of the Loan  Documents.  In the event that Lenders are willing in their sole and absolute discretion to make  Out-of-Formula  Loans or are required to do so by Sections 1.1.6 or 12.9.4 hereof,  such  Out-of-Formula  Loans shall be payable on demand and shall bear interest as provided in Section 2.1.5 of this Agreement.

1.1.3.   Use of  Proceeds.  The proceeds of the  Revolver  Loans shall be used by Borrowers  solely for one or more of the  following  purposes:  (i) to pay the fees and  transaction  expenses  associated  with the  closing  of the transactions  described  herein;  (ii) to pay any of the Obligations;  (iii) to make  expenditures for other lawful corporate  purposes  of  Borrowers  to the  extent  such  expenditures  are not  prohibited  by this  Agreement  or
Applicable  Law;  and  (iv) at any time  after  the  Closing  Date,  for so long as the  Senior  Subordinated  Note
Repurchase  Conditions are satisfied,  to repurchase or redeem  additional Senior  Subordinated  Notes. In no event may any Revolver Loan proceeds be used by any Borrower to make a contribution to the equity of  any Subsidiary,  to purchase or to carry,  or to reduce,  retire or refinance any Debt incurred to purchase or carry,  any Margin Stock or for any related purpose that violates the provisions of Regulations T, U or X of the Board of Governors.

1.1.4.   Revolver Notes.  The Revolver Loans made by each Lender and interest  accruing  thereon shall be evidenced by the records of Agent and such Lender and by the  Revolver  Note  payable to such Lender (or the assignee of such
Lender),  which shall be executed by Borrowers,  completed in conformity  with this Agreement and delivered to such
Lender.  All outstanding  principal  amounts and accrued interest under the Revolver Notes shall be due and payable as set forth in Section 4.2 hereof.

1.1.5.   Reserved.

1.1.6.   Agent  Advances.  Agent shall be authorized  by Borrowers  and Lenders,  from time to time in Agent's sole and absolute  discretion,  at any time that a Default or Event of Default exists or any of the conditions precedent set forth in Section 10 hereof have not been  satisfied,  to make Base Rate Loans to Borrowers on behalf of Lenders in an aggregate  amount  outstanding  at any time not to exceed 5% of the Borrowing  Base, but (a) not in excess of the aggregate of the  Commitments,  and (b) only to the extent that Agent deems the funding of such Base Rate Loans to be necessary or desirable  (i) to preserve or protect the  Collateral  or any portion  thereof,  (ii) to enhance the  likelihood  of or the amount of repayment of the  Obligations  or (iii) to pay any other amount  chargeable to
Borrowers  pursuant to the terms of this  Agreement,  including  costs,  fees and expenses,  all of which Base Rate
Loans advanced by Agent shall be deemed part of the  Obligations  and secured by the  Collateral,  shall be treated as  Settlement  Loans and shall be settled and paid by  Borrowers  and Lenders as  provided  herein for  Settlement
Loans;  provided,  however, that the Required Lenders may at any time revoke Agent's authorization to make any such
Base Rate Loans by written notice to Agent, which shall become effective upon and after Agent's receipt thereof.

1.2.     Reserved.

1.3.     LC Facility.

1.3.1.   Procurement  of Letters of Credit.  Subject to all of the terms and  conditions  hereof,  Fleet  agrees to establish the LC Facility  pursuant to which,  during the period from the date hereof to  (but excluding)  the 30th day prior to the last day of the Term,  Fleet shall  procure from Bank one or more Letters of Credit on  Borrowers'
request therefor from time to time, subject to the following terms and conditions:

                           (i)      Each  Borrower  acknowledges  that  Bank's  willingness  to issue any Letter of
         Credit is  conditioned  upon Bank's  receipt of (A) the LC Support duly  executed and delivered to Bank by
         Fleet,  (B) an LC  Application  with  respect  to the  requested  Letter  of  Credit  and (C)  such  other instruments  and  agreements  as Bank may  customarily  require for the  issuance of a letter of credit of equivalent  type and amount as the requested  Letter of Credit.  Fleet shall have no obligation to execute any  LC Support or to join with any Borrower in executing an LC  Application  unless (x) Fleet receives an
         LC Request  from such  Borrower at least 5 Business  Days prior to the date on which  Borrower  desires to submit such LC  Application  to Bank and (y) each of the LC Conditions is satisfied on the date of Fleet's receipt of the LC Request and at the time of the requested  execution of the LC  Application.  In no event shall  Fleet  or any  other  Lender  have any  liability  or  obligation  to any or all  Borrowers  or any
         Subsidiary for any failure or refusal by Bank to issue,  for Bank's delay in issuing,  or for any error of
         Bank in issuing any Letter of Credit.

                           (ii)     Letters of Credit may be  requested  by a Borrower  only if they are to be used
         (a) to support  obligations of Borrower  incurred in the Ordinary Course of Business of such Borrower,  or
         (b) for such other purposes as Agent and Lenders may approve from time to time in writing.

                           (iii)    Borrowers  shall  comply  with  all of the  terms  and  conditions  imposed  on
         Borrowers  by Bank,  whether  such terms and  conditions  are  contained  in an LC  Application  or in any agreement with respect  thereto,  and subject to the rights of Bank,  Fleet shall have the same rights and remedies that Bank has under any  agreements  that  Borrowers may have with Bank in addition to any rights and remedies  contained in any of the Loan Documents.  Borrowers  jointly and severally agree to reimburse
         Bank for any draw  under any Letter of Credit as hereinafter  provided,  and to pay Bank the amount of all other  liabilities  and  obligations  payable to Bank under or in  connection  with  any Letter  of Credit immediately  when  due,  irrespective  of any  claim,  setoff,  defense  or  other  right  that any or all
         Borrowers may have at any time against Bank or any other  Person.  If Fleet shall pay  any amount  under a
         LC Support with respect to any Letter of Credit,  then Borrowers shall be jointly and severally  obligated to pay to Fleet,  in Dollars on the first  Business Day  following  the date on which  payment was made by
         Fleet under such  LC Support  (the  "Reimbursement  Date"),  an amount  equal to the amount paid by Lender under such LC Support (or, if payment  thereunder was made by Fleet in a currency  other than Dollars,  an amount  equal to the Dollar  Equivalent  of such  currency  at the time of Fleet's  payment  under such LC
         Support,  in each case)  together  with interest  from and after  the Reimbursement  Date until payment in full is made by Borrowers at the Default  Rate  for Revolver  Loans  constituting  Base Rate Loans.  Until
         Fleet has received  payment from  Borrowers in  accordance  with the  foregoing  provisions of this clause
         (iii),  Fleet,  in addition to all of its other rights and remedies under this  Agreement,  shall be fully subrogated  to (A) the rights and remedies of Bank as issuer of the Letter of Credit  under any  agreement with  Borrowers  relating to the  issuance of such  Letter of Credit,  and (B) the rights and  remedies of each  beneficiary  under  such Letter of Credit whose claims against  Borrowers have been  discharged with the  proceeds of  such Letter  of Credit.  Whether or not a Borrower  submits any Notice of  Borrowing  to
         Agent,  Borrowers  shall be deemed to have  requested  from  Lenders a Borrowing  of Base Rate Loans in an amount  necessary to pay to Fleet all amounts due Fleet on any  Reimbursement  Date and each Lender agrees to fund its Pro Rata share of such  Borrowing  whether or not any Default or Event of Default has occurred or exists,  the  Commitments  have been  terminated,  the funding of the  Borrowing  deemed  requested  by
         Borrowers  would  result  in, or  increase  the amount of,  any  Out-of-Formula  Condition,  or any of the conditions set forth in Section 10 hereof are not satisfied.

                           (iv)     Borrowers  assume all risks of the acts,  omissions or misuses of any Letter of
         Credit by the beneficiary  thereof.  The obligation of Borrowers to reimburse  Fleet for any payment  made by Fleet under the LC Support  shall be  absolute,  unconditional,  irrevocable  and joint and several and shall be paid  without  regard to any lack of  validity  or  enforceability  of any Letter of Credit,  the existence  of any claim,  setoff,  defense or other right which  Borrowers  may have at any time against a beneficiary  of any Letter of Credit,  or  improper  honor by Bank of any draw  request  under a Letter of
         Credit.  If presentation  of a demand,  draft,  certificate  or other  document  does not comply  with the terms of a Letter of Credit and Borrowers  contend that, as a  consequence  of such  noncompliance  it has no obligation  to reimburse Bank for any payment made with respect thereto,  Borrowers  shall nevertheless be obligated to reimburse  Fleet for any payment made under the LC Support  with respect to such Letter of
         Credit,  but without  waiving any claim  Borrowers  may have  against Bank in  connection  therewith.  All disputes regarding any Letter of Credit shall be resolved by Borrowers directly with Bank.

                           (v)      No Letter of Credit  shall be extended  or amended in any  respect  that is not solely  ministerial,  unless all of the LC Conditions  are met as though a new Letter of Credit were being requested  and issued.  With respect to any Letter of Credit that  contains any  "evergreen"  or automatic renewal  provision,  each  Lender  shall be deemed to have  consented  to any such  extension  or renewal, unless any such Lender shall have  provided to Agent  written  notice that it declines  to consent  to any such  extension  or renewal at least 30 days prior to the date on which the issuer of the Letter of Credit is entitled to decline to extend or renew the Letter of Credit.  If all of the  LC Conditions  are met and
         no Default or Event of Default  exists,  no Lender  shall have the right to decline to consent to any such extension or renewal.

                           (vi)     Each  Borrower  hereby   authorizes  and  directs  Bank  to  deliver  to  Fleet
         all instruments,  documents and other writings and Property  received by Bank pursuant to or in connection with  any Letter of Credit and to accept and rely upon Fleet's  instructions  and agreements  with respect to all matters arising in connection with such Letter of Credit and the related LC Application.

1.3.2.   Participations.
                           (i)      Immediately  upon the  issuance  by Bank of any Letter of Credit,  each  Lender
         (other than Fleet) shall be deemed to have  irrevocably  and  unconditionally  purchased and received from
         Fleet,  without recourse or warranty,  an undivided interest and participation equal to the Pro Rata share of such Lender (a  "Participating  Lender") in all LC Outstandings  arising in connection with such Letter of Credit and any  security  therefor or guaranty  pertaining  thereto,  but in no event  greater  than an amount which,  when added to such Lender's Pro Rata share of all Revolver Loans and LC  Outstandings  then outstanding,  exceeds  such  Lender's  Revolver  Commitment;  provided,  however  that if Fleet shall have received  written  notice from a Lender on or before the  Business  Day  immediately  prior to the date of
         Bank's  issuance  issue of a Letter of Credit that one or more of the  conditions  set forth in Section 10 or  Section 1.3.1  has not been  satisfied,  Fleet  shall have no  obligation  to  procure,  and shall not procure,  the  requested  Letter of Credit or any other Letter of Credit until such notice is withdrawn in writing by that Lender or until the  Required  Lender  shall have  effectively  waived such  condition  in accordance  with this  Agreement.  In no event shall Fleet be deemed to have  notice or  knowledge  of the existence  of any  Default or any Event of Default or the  failure of any  conditions  in  Sections  10 or
         1.3.1 hereof to be satisfied prior to its receipt of such notice from a Lender.

                           (ii)     If Fleet makes any payment  under an LC Support and  Borrowers  do not repay or cause to be repaid the amount of such  payment on the  Reimbursement  Date,  Fleet shall  promptly  notify
         Agent,  which shall promptly  notify each  Participating  Lender,  of such payment and each  Participating
         Lender  shall  promptly  (and in any event  within 1 Business  Day after its receipt of notice from Agent)
         and  unconditionally  pay to Agent,  for the account of Fleet, in immediately  available funds, the amount of such Participating  Lender's Pro Rata share of such payment,  and Agent shall promptly pay such amounts to Fleet.  If a  Participating  Lender  does not make its Pro Rata  share of the  amount  of such  payment available to Agent on a  timely basis  as herein  provided,  such  Participating  Lender  agrees to pay to
         Agent for the account of Fleet,  forthwith on demand,  such amount  together with interest  thereon at the
         Federal  Funds Rate until paid.  The failure of any  Participating  Lender to make  available to Agent for the account of Fleet such  Participating  Lender's Pro Rata share of the LC Outstandings shall not relieve any other Participating  Lender of its obligation  hereunder to make available to Agent its Pro Rata share of the LC  Outstandings,  but no  Participating  Lender shall be responsible  for the failure of any other
         Participating  Lender to make  available  to Agent its Pro Rata share of the LC  Outstandings  on the date such payment is to be made.

                           (iii)    Whenever Fleet receives a payment on account of the LC Outstandings,  including any interest thereon,  as to which Agent has previously  received payments from  any Participating  Lender for the  account  of Fleet,  Fleet  shall  promptly  pay to each  Participating  Lender  which has  funded its participating  interest therein, in immediately available funds, an amount equal to such Participating
         Lender's Pro Rata share thereof.

                           (iv)     The obligation of each  Participating  Lender to make payments to Agent for the account of Fleet in connection  with Fleet's  payment under a LC Support shall be absolute,  unconditional and irrevocable,  not subject to any  counterclaim,  setoff,  qualification or exception  whatsoever,  and shall be made in accordance  with the terms and conditions of this Agreement under all  circumstances  and irrespective  of  whether  or not  Borrowers  may  assert or have any claim  for any lack of  validity  or unenforceability  of this  Agreement or any of the other Loan  Documents;  the existence of any Default or
         Event of Default;  any draft,  certificate  or other  document  presented  under a Letter of Credit having been  determined  to be  forged,  fraudulent,  invalid or  insufficient  in any  respect or any  statement therein  being untrue or  inaccurate  in any respect;  the  existence of any setoff or defense any Obligor may have with respect to any of the Obligations; or the termination of the Commitments.

                           (v)      Neither Fleet nor any of its officers, directors,  employees or agents shall be liable to any  Participating  Lender for any action  taken or omitted to be taken  under or in  connection with any of the LC Documents  except as a result of actual gross  negligence or willful  misconduct on the part of Fleet.  Fleet does not assume  any  responsibility  for any  failure  or delay in  performance  or breach by Borrowers or any other Person of any of its  obligations  under any of the LC  Documents.  Fleet does not make to Participating  Lenders any express or implied  warranty,  representation or guaranty with respect to the  Collateral,  the LC  Documents,  or any  Obligor.  Fleet shall not be  responsible  to any
         Participating Lender for any recitals,  statements,  information,  representations or warranties contained in, or for the execution,  validity,  genuineness,  effectiveness  or  enforceability  of or any of the LC
         Documents; the validity, genuineness,  enforceability,  collectibility, value or sufficiency of any of the
         Collateral  or the  perfection  of any Lien  therein;  or the assets,  liabilities,  financial  condition, results of operations,  business,  creditworthiness  or  legal status of any Borrower or any other Obligor or any Account  Debtor.  In connection  with  its administration  of and enforcement of rights or remedies under any of the LC  Documents,  Fleet shall  be entitled to act,  and shall be fully  protected in acting upon,  any  certification,  notice or other  communication  in whatever  form  believed by Fleet,  in good faith,  to be genuine and  correct and to have been  signed,  sent or made by a proper  Person.  Fleet may consult with and employ legal  counsel,  accountants  and other  experts and to advise it  concerning  its rights,  powers and  privileges  under the LC  Documents  and shall be entitled to act upon,  and shall be fully  protected  in any action  taken in good faith  reliance  upon,  any advice  given by such  experts.
         Fleet may employ agents and  attorneys-in-fact  in connection with any matter relating to the LC Documents
         and   shall not  be  liable  for  the   negligence,   default  or   misconduct   of  any  such  agents  or
         attorneys-in-fact  selected  by Fleet with  reasonable  care.  Fleet shall not have any  liability  to any
         Participating  Lender by reason of Fleet's  refraining  to take any action  under any of the LC  Documents without having first received written instructions from the Required Lenders to take such action.

                           (vi)     Upon the  request of any  Participating  Lender,  Fleet  shall  furnish to such
         Participating  Lender copies (to the extent then available to Fleet) of each outstanding  Letter of Credit and related LC Application  and all other  documentation  pertaining to such Letter of Credit as may be in the possession of Fleet and reasonably requested from time to time by such Participating Lender.

1.3.3.   Cash  Collateral  Account.  If any LC  Outstandings,  whether  or not then due or  payable,  shall for any reason be  outstanding  (i) at any time when an Event of Default has occurred and is  continuing,  (ii) on any date that  Availability  is less than  zero,  or (iii) on or at any time after the  Commitment  Termination  Date,  then
Borrowers shall, on Fleet's or Agent's request,  forthwith  deposit with Agent, in cash, an amount equal to 105% of the  aggregate  amount of LC  Outstandings.  If Borrowers  fail to make such  deposit  on the  first  Business  Day following  Agent's or Fleet's  demand  therefor,  Lenders may (and shall upon  direction of the  Required  Lenders)
advance such amount as Revolver Loans (whether or not an Out-of-Formula  Condition is created  thereby).  Such cash
(together  with any interest  accrued  thereon)  shall be held by Agent in the Cash  Collateral  Account and may be invested,  in Agent's  discretion,  in Cash Equivalents.  Each Borrower hereby pledges to Agent and grants to Agent a security  interest in, for the benefit of Agent in  such capacity  and for the Pro Rata  benefit of Lenders,  all
Cash Collateral held in  the Cash Collateral  Account from time to time and all proceeds  thereof,  as security for the payment of  all Obligations,  whether or not then due or payable.  From time to time after cash is deposited in the  Cash Collateral  Account,  Agent  may  apply  Cash  Collateral  then held in the Cash  Collateral  Account  to the payment  of any  amounts,  in such order as Agent may  elect,  as shall be or shall  become due and  payable by
Borrowers  to Agent or any Lender with  respect to the  LC Obligations.  Neither any  Borrower nor any other Person claiming  by,  through  or  under  or on  behalf  of  Borrowers  shall  have  any  right  to  withdraw  any  of the
Cash Collateral  held  in the  Cash  Collateral  Account,  including  any  accrued  interest,  provided  that  upon
termination  or  expiration  of  all  Letters  of  Credit  and  the  payment  and   satisfaction   of  all  of  the
LC Outstandings,  any Cash  Collateral  remaining  in the Cash  Collateral  Account  shall be returned to Borrowers unless an Event of Default then exists (in which event Agent may apply such  Cash Collateral  to the payment of any other Obligations outstanding, with any surplus to be turned over to Borrowers).

1.3.4.   Indemnifications.

                           (i)      In addition to any other  indemnity  which  Borrowers  may have to Agent or any
         Lender under any of the other Loan Documents and without limiting such other  indemnification  provisions, each Borrower hereby agrees to indemnify and defend each of the Agent  Indemnitees and Lender  Indemnitees and to hold each of the Agent  Indemnitees  and Lender  Indemnitees  harmless from and against any and all
         Indemnified  Claims which any of the Agent  Indemnitees or any of the Lender  Indemnitees  may (other than as the actual  result of their own gross  negligence  or willful  misconduct)  incur or be subject to as a consequence,  directly  or  indirectly,  of  (a)  the  issuance  of,  payment  or  failure  to  pay or any performance  or  failure  to  perform  under  any  Letter  of  Credit  or LC  Support  or  (b)  any  suit, investigation  or  proceeding  as  to  which  Agent  or  any Lender  is  or  may become  a  party  to as a consequence,  directly or  indirectly,  of the issuance of any Letter  of Credit or any  LC Support or the payment or failure to pay thereunder.

                           (ii)     Each  Participating  Lender  agrees to  indemnify  and defend each of the Fleet
         Indemnitees  (to the extent the Fleet  Indemnitees  are not reimbursed by Borrowers or any other  Obligor, but without limiting the  indemnification  obligations of Borrowers under this  Agreement),  on a Pro Rata basis,  from and against any and all  Indemnified  Claims which may be imposed on, incurred by or asserted against any of the Fleet  Indemnitees  in any way related to or arising out of Fleet's  administration  or enforcement  of rights or remedies under any of the LC Documents or any of  the transactions  contemplated thereby  (including  costs and expenses  which  Borrowers are obligated to pay under Section 14.2 hereof), provided  that no  Participating  Lender  shall be liable to any of the Fleet  Indemnitees  for any of the foregoing to the extent that they result solely from the  willful misconduct  or gross  negligence of such
         Fleet Indemnitees.

Section 2.        INTEREST, FEES AND CHARGES

2.1.     Interest.

2.1.1.   Rates of  Interest.  Borrowers  jointly  and  severally  agree to pay  interest  in  respect of all unpaid principal  amounts of the Revolver Loans from the respective  dates such principal  amounts are advanced until paid
(whether at stated  maturity,  on  acceleration  or  otherwise)  at a rate per annum equal to the  applicable  rate indicated below:

                           (i)      for  Revolver  Loans made or  outstanding  as Base Rate  Loans,  the Applicable
         Margin plus the Base Rate in effect from time to time; or

                           (ii)     for Revolver Loans made or outstanding  as LIBOR Loans,  the Applicable  Margin plus the  relevant  Adjusted  LIBOR Rate for the  applicable  Interest  Period  selected  by  Borrower  in conformity with this Agreement.

                  Upon  determining the Adjusted LIBOR Rate for any Interest Period  requested by Borrowers,  Agent shall  promptly  notify  Borrowers  thereof by telephone  and, if so requested  by  Borrowers,  confirm the same in writing.  Such  determination  shall,  absent manifest  error, be final,  conclusive and binding on all parties and for all purposes.  The  applicable  rate of interest for all Loans (or portions  thereof)  bearing  interest  based upon the Base Rate shall be  increased or  decreased,  as the case may be, by an amount  equal to  any increase  or decrease in the Base Rate,  with such  adjustments  to be  effective  as of the opening of business on the day that any such change in the Base Rate  becomes  effective.  Interest on each Loan shall  accrue from and  including  the date on which  such  Loan is made,  converted  to a Loan of  another  Type or  continued  as a  LIBOR Loan  to (but excluding) the date of any repayment thereof;  provided,  however,  that, if a Loan is repaid on the same day made, one  day's  interest  shall be paid on  such Loan.  The Base  Rate on the date  hereof  is  4.25%  per  annum  and, therefore,  the rate of interest  in effect  hereunder on the date  hereof,  expressed  in simple  interest  terms, is 5.00% per annum with respect to any portion of the Revolver Loans bearing interest as a Base Rate Loan.

2.1.2.   Conversions and Continuations.

                           (i)      Borrowers may on any Business Day,  subject to the giving of a proper Notice of
         Conversion/Continuation  as hereinafter  described,  elect (A) to continue all or any part of a LIBOR Loan by selecting a new Interest  Period  therefor,  to commence on the last day of  the immediately  preceding
         Interest  Period,  or (B) to convert  all or any part of a Loan of one Type into a Loan of  another  Type;
         provided,  however,  that no  outstanding  Loans may be converted  into or continued as LIBOR Loans at any time any Default or Event of Default  exists.  Any conversion of a LIBOR Loan  into a Base Rate Loan shall be made on the last day of the Interest  Period for such LIBOR Loan. Any conversion or  continuation  made with respect to less than the entire  outstanding  balance of the Revolver Loans, shall be allocated among
         Lenders  on a Pro  Rata  basis,  and  the  Interest  Period  for  Loans  converted  into or  continued  as
         LIBOR Loans shall be coterminous for each Lender.

                           (ii)     Whenever Borrowers desire to convert or continue Loans under  Section 2.1.2(i),
         Tropical  shall  give  Agent  written  notice  (or  telephonic  notice  promptly   confirmed  in  writing)
         substantially in the form of Exhibit C, signed by an authorized  officer of Tropical,  at least 1 Business
         Day before the requested  conversion  date, in the case of a conversion into Base Rate Loans, and at least
         2 Business Days before the requested  conversion or continuation  date, in the case of  a conversion  into or  continuation  of LIBOR Loans.  Promptly  after receipt of a Notice of  Conversion/Continuation,  Agent shall  notify each  Lender in writing of the  proposed  conversion  or  continuation.  Each such Notice of
         Conversion/Continuation  shall be  irrevocable  and shall specify  the aggregate  principal  amount of the
         Loans to be  converted  or  continued,  the date of such  conversion  or  continuation  (which  shall be a
         Business  Day) and whether the Loans are being  converted  into or continued  as LIBOR Loans (and,  if so, the duration of the Interest Period to be applicable  thereto and, in the absence of any  specification by
         Borrowers of the  Interest  Period,  an Interest  Period of one month will be deemed to be  specified)  or
         Base  Rate  Loans.  If,  upon the  expiration  of any  Interest  Period  in respect  of any  LIBOR  Loans,
         Borrowers  shall have failed to deliver the Notice of  Conversion/Continuation,  Borrowers shall be deemed to have elected to convert such LIBOR Loans to Base Rate Loans.

2.1.3.   Interest  Periods.  In connection with the making or continuation  of, or conversion  into, each Borrowing of LIBOR Loans,  Borrowers  shall select an interest  period (each an "Interest  Period") to be  applicable to such
LIBOR  Loan,  which  interest  period  shall  commence  on the date  such  LIBOR  Loan is made and  shall  end on a numerically corresponding day in the first, second, third or sixth month thereafter; provided, however, that:

                           (i)      the  initial  Interest  Period for a LIBOR Loan shall  commence  on the date of such  Borrowing  (including  the date of any  conversion  from a Loan of another  Type) and each  Interest
         Period  occurring  thereafter  in respect of such  Revolver  Loan shall  commence on the date on which the next preceding Interest Period expires;

                           (ii)     if any Interest Period would  otherwise  expire on a day that is not a Business
         Day,  such  Interest  Period shall expire on the next  succeeding  Business  Day,  provided  that,  if any
         Interest Period in respect of LIBOR Loans would otherwise  expire on a day that is not a Business Day  but is a day of the month after which no further  Business  Day occurs in  such month,  such  Interest  Period shall expire on the next preceding Business Day;

                           (iii)    any  Interest  Period that  begins on a day for which  there is no  numerically
         corresponding   day  in  the  calendar  month  at  the  end  of  such  Interest  Period  shall  expire  on the last Business Day of such calendar month; and

                            (iv)    no Interest Period shall extend beyond the last day of the Term.

2.1.4.   Interest Rate Not  Ascertainable.  If Agent shall determine (which  determination  shall,  absent manifest error,  be final,  conclusive  and binding upon all parties) that on any date for  determining  the Adjusted  LIBOR
Rate for any Interest  Period,  by reason of any changes  arising  after the date of  this Agreement  affecting the
London  interbank  market or any Lender's or Bank's  position in such market,  adequate and fair means do not exist for ascertaining the applicable  interest rate on the basis provided for in  the definition of Adjusted LIBOR Rate, then, and in any such event,  Agent shall  forthwith give notice  (by telephone  confirmed in writing) to Borrowers of such  determination.  Until Agent  notifies  Borrowers  that  the circumstances  giving  rise to the  suspension described  herein no longer  exist,  the  obligation of Lenders  to make  LIBOR Loans shall be suspended,  and such affected Loans then outstanding  shall, at the end of the then  applicable  Interest Period or at such earlier time as may be required by Applicable Law, bear the same interest as Base Rate Loans.

2.1.5.   Default  Rate of  Interest.  Borrowers  shall pay  interest at a rate per annum equal to the  Default Rate
(i) with  respect to the  principal  amount of any portion of the  Obligations  (and,  to the extent  permitted  by
Applicable  Law, all past due interest) that is not paid on the due date thereof  (whether due at stated  maturity, on demand,  upon  acceleration or otherwise) until paid in full;  (ii) with  respect to the principal amount of all of the  Obligations  (and, to the extent  permitted by Applicable  Law, all past due interest)  upon the earlier to occur of  (x) Borrower's  receipt of notice from Agent of the Required Lenders' election to charge the Default Rate based upon the  existence  of any Event of Default  (which  notice Agent shall send only with the consent or at the direction of the Required  Lenders),  whether or not acceleration or demand for payment of the Obligations has been made,  or (y) the  commencement  by or against any Borrower of an  Insolvency  Proceeding  whether or not under the circumstances  described in clauses (i) or (ii) hereof Lender elects to accelerate  the maturity or demand  payment of any of the Obligations;  and (iii) with respect to the principal amount of any Out-of-Formula  Loans, whether or not demand for payment  thereof has been made by Agent.  To the fullest  extent  permitted by  Applicable  Law, the
Default Rate shall apply and accrue on any  judgment  entered  with  respect to any of the  Obligations  and to the unpaid  principal  amount of the  Obligations  during  any  Insolvency  Proceeding  of a  Borrower.  Each  Borrower
acknowledges  that the cost and  expense to Agent and each  Lender  attendant  upon the  occurrence  of an Event of
Default are  difficult to ascertain  or estimate  and that the Default  Rate is a fair and  reasonable  estimate to compensate  Agent and Lender for such added  cost and  expense.  Interest  accrued at the Default Rate shall be due and payable on demand.

2.2.     Fees. In  consideration of Lenders'  establishment  of the Commitments in favor of Borrowers,  and Agent's agreement to serve as collateral and administrative  agent hereunder,  Borrowers jointly and severally agree to pay the following fees:

2.2.1.   Closing  Fee.  Borrowers  shall be  jointly  and  severally  obligated  to pay to Agent,  for the Pro Rata benefit of the Initial Lenders, a closing fee of $356,250, which shall be paid on the Closing Date.

2.2.2.   Unused Line Fee.  Borrowers  shall be jointly  and  severally  obligated  to pay to Agent for the Pro Rata benefit of Lenders a fee equal to 0.375% per annum of the amount by which the  Average  Revolver  Loan  Balance for any month (or  portion  thereof  that the  Commitments  are in  effect)  is less than the  aggregate  amount of the
Revolver  Commitments,  such fee to be paid on the first day of the following  month;  but if the  Commitments  are terminated  on a day  other  than the  first  day of a month,  then any  such fee  payable  for the  month in which termination shall occur shall be paid on the effective date of such termination.

2.2.3.   LC Facility Fees.  Borrowers  shall be jointly and severally  obligated to pay: (a) to Agent,  through its
Treasury and  International  Services Group, for the Pro Rata account of each Lender for standby Letters of Credit, the Applicable  Margin in effect for LIBOR Loans on a per annum basis based on the average  amount  available to be drawn under all standby  Letters of Credit  outstanding  and all standby  Letters of Credit that are paid or expire during the  period of  measurement,  due and  payable  upon  issuance  of each  standby  Letter of  Credit,  and an additional  fee equal to the  Applicable  Margin for LIBOR  Loans,  multiplied  by the undrawn  face amount of such
Letter of Credit payable upon each renewal thereof and each extension thereof;  (b) to Agent,  through its Treasury and International  Services Group, for the Pro Rata account of each Lender for documentary  Letters of Credit,  the
Applicable  Margin in effect for LIBOR Loans minus .75% on a per annum basis based on the average amount  available to be drawn under all documentary  Letters of Credit  outstanding  and all  documentary  Letters of Credit that are paid or expire  during the period of  measurement,  payable on each renewal or  extension  thereof and on the first
Business Day of each month;  (c) to Agent,  through its  Treasury and  International  Services  Group,  for its own
account a Letter of Credit  fronting fee of 0.125% per annum based on the face amount of Letters of Credit  payable on the date of  issuance  of any Letter of Credit;  and (d) to Bank for its own  account  all normal and  customary charges associated with the issuance, amending, negotiating, processing and administration of Letters of Credit.

2.2.4.   Audit and  Appraisal  Fees.  Borrowers  shall be jointly and  severally  obligated to reimburse  Agent and
Lenders  for  all reasonable  costs and  expenses  incurred  by Agent and  Lenders in  connection  with  audits and appraisals of any Obligor's  books and records and such other matters  pertaining to any Obligor or any  Collateral as Agent  shall  deem  appropriate.  Borrower  shall  reimburse  Agent and  Lenders  for all  reasonable  costs and expenses  incurred  by Agent or Lenders  in  connection  with  appraisals  of any  Collateral  as Agent  shall deem appropriate  and shall pay to Agent its standard per diem audit fee  (currently  $850 per day) for each day that an employee or agent of Agent shall be engaged in an  examination or review of any  Borrower's  books and records.  On the Closing Date,  Borrowers  shall be jointly and severally  obligated to pay to Fleet an appraisal fee of $20,000 plus all  out-of-pocket  expenses incurred by Fleet or the appraiser in connection with the appraisal of Borrower's
Inventory prior to the Closing Date.2.2.5.  Agency   Fee.  In   consideration   of  Fleet's   syndication   of  the
Commitments and service as Agent hereunder,  Borrowers shall be jointly and severally  obligated to pay to Agent an agency fee of $50,000 per year,  which fee shall be payable on the  Closing  Date and on the first day of each Loan
Year thereafter.

2.2.6.   General  Provisions.  All fees shall be fully earned by the identified  recipient  thereof pursuant to the foregoing  provisions of this  Agreement on the due date thereof (and, in the case of Letters of Credit,  upon each issuance,  renewal or extension of such Letter of Credit) and,  except as otherwise set forth herein or required by
Applicable  Law,  shall not be subject to rebate,  refund or  proration.  All fees  provided for in Section 2.2 are and shall be deemed to be  compensation  for services and are not, and  shall not be deemed to be,  interest or any other charge for the use, forbearance or detention of money.

2.3.     Computation  of Interest and Fees.  All fees and other  charges  provided for in this  Agreement  that are calculated  as a per annum  percentage  of any amount  and all  interest  shall be  calculated  daily and  shall be computed on the actual  number of days  elapsed over a year of 360 days.  For  purposes of  computing  interest and other charges  hereunder,  all Payment Items and other forms of payment  received by Agent shall be  deemed applied by Agent on account of the  Obligations  (subject to final  payment of such items) on the  Business Day  that Agent receives  such items in  immediately  available  funds in the  Payment  Account,  and Agent shall be deemed to have received such Payment Item on the date specified in Section 4.7 hereof.

2.4.     Reimbursement Obligations.

2.4.1.   Borrowers shall reimburse Agent and, during any period that an Event of Default exists,  each Lender,  for all legal,  accounting,  appraisal and other fees and expenses  incurred by Agent or any Lender in connection  with
(i) the  negotiation  and preparation of any of the Loan Documents,  any amendment  or  modification  thereto,  any waiver of any Default or Event of Default  thereunder,  or  any restructuring  or forbearance with respect thereto;
(ii) the administration of the Loan Documents and the transactions  contemplated  thereby,  to the extent that such fees and expenses are expressly  provided for in this  Agreement or any of the other Loan  Documents;  (iii) action taken to perfect or  maintain  the  perfection  or  priority  of any of  Agent's  Liens with  respect to any of the
Collateral;  (iv) any  inspection of or audits conducted with respect to any Borrower's books and records or any of the  Collateral;  (v) any  effort to verify,  protect,  preserve,  or restore any of the  Collateral or to collect, sell,  liquidate  or otherwise  dispose of or realize upon any of the  Collateral;  (vi) any  litigation,  contest, dispute,  suit,  proceeding or action (whether instituted by or against Agent, any Lender, any Obligor or any other
Person) in any way arising out of or relating to any of the  Collateral  (or the  validity,  perfection or priority of any of Agent's Liens  thereon),  any of the Loan  Documents or the  validity,  allowance or amount of any of the
Obligations;  (vii) the  protection  or  enforcement  or any  rights  or  remedies  of Agent or any  Lender  in any
Insolvency  Proceeding;  and  (viii) any  other action taken by Agent or any Lender to enforce any of the rights or remedies of Agent or such Lender  against any Obligor or any Account  Debtors to enforce  collection  of any of the
Obligations  or payments with respect to any of the  Collateral.  All amounts  chargeable  to Borrowers  under this
Section 2.4 shall  constitute  Obligations that are secured by all of the Collateral and shall be payable on demand to Agent.  Borrowers  shall also reimburse  Agent for expenses  incurred by Agent in its  administration  of any of the  Collateral  to the  extent  and in  the manner  provided  in  Section 7  hereof  or in any of the  other  Loan
Documents.  The foregoing  shall be  in addition  to, and shall not be construed to limit,  any other  provision of any of the Loan Documents  regarding the reimbursement by Borrowers of costs,  expenses or liabilities  suffered or incurred by Agent or any Lender.

2.4.2.   If at any time  Agent or (with the  consent  of Agent)  any Lender  shall  agree  to indemnify  any Person
(including  Bank)  against  losses or damages that such Person may suffer or incur in its dealings or  transactions with  Borrowers,  or shall  guarantee any liability or obligation of Borrowers to such Person,  or otherwise  shall provide  assurances  of  Borrowers'  payment  or  performance  under  any agreement  with  such  Person,  including indemnities,  guaranties or other  assurances of payment or  performance  given by Agent or any Lender with respect to Cash Management  Agreements,  Hedging Agreements and Letters of Credit, then the Contingent  Obligation of Agent or any Lender  providing any such indemnity,  guaranty or other assurance of payment or performance,  together with any  payment  made or  liability  incurred  by  Agent  or any  Lender  in  connection  therewith,  shall constitute
Obligations  that are secured by the Collateral  and Borrowers  shall repay,  on demand,  any amount so paid or any liability  incurred by Agent or any Lender in connection  with any such  indemnity,  guaranty or assurance,  except that  repayment  with  respect  to  any  LC Support  shall  be  due  on  the  Reimbursement  Date  as  provided  in
Section 1.3.1(iii).  Nothing  herein  shall be  construed  to impose  upon Agent or any Lender  any  obligation  to provide any such  indemnity,  guaranty  or  assurance  except to the extent  provided in  Section 1.3  hereof.  The foregoing  agreement of Borrowers  shall apply whether or not such  indemnity,  guaranty or assurance is in writing or oral and regardless of any  Borrower's  knowledge of the existence  thereof,  and shall be in addition to any of the  provisions  of the Loan  Documents  regarding  reimbursement  by Borrowers of costs,  expenses or  liabilities suffered or incurred by Agent or any Lender.

2.5.     Bank Charges.  Borrowers  shall pay to Agent, on demand,  any and all fees,  costs or expenses which Agent or any Lender pays to a bank or other similar  institution  (including  any fees paid by Agent or any Lender to any
Participant)  arising out of or in connection  with (i) the  forwarding to a Borrower or any other Person on behalf of a  Borrower  by Agent or any  Lender of  proceeds  of Loans  made by  Lenders  to a  Borrower  pursuant  to this
Agreement and (ii) the  depositing  for collection by Agent or any Lender of any Payment Item received or delivered to Agent or any  Lender on  account of the  Obligations.  Each  Borrower  acknowledges  and  agrees  that Agent may charge such costs,  fees and expenses to Borrowers  based upon Agent's good faith estimate of such costs,  fees and expenses as they are incurred by Agent or any Lender.

2.6.     Illegality.  Notwithstanding  anything to the contrary contained  elsewhere in this Agreement,  if (i) any change in any law or regulation or in the  interpretation  thereof by any Governmental  Authority  charged with the administration  thereof  shall make it unlawful  for a Lender to make or maintain a LIBOR Loan or to give effect to its  obligations  as  contemplated  hereby with respect to a LIBOR Loan or (ii) at any time such Lender  determines that the making or continuance of any LIBOR Loan has become  impracticable  as a result of a contingency  occurring after the date hereof which adversely  affects  the London  interbank market or the position of such Lender in such market,  then  after  such  determination  such  Lender  shall  give Agent and  Borrowers  notice  thereof  and may thereafter  (1) declare  that LIBOR Loans will not  thereafter  be made by such Lender,  whereupon any request by a
Borrower  for a LIBOR Loan shall be deemed a request for a Base Rate Loan unless such  Lender's  declaration  shall be subsequently  withdrawn (which  declaration shall be withdrawn promptly after the cessation of the circumstances described in clause (i) or (ii) above);  and (2) require  that all  outstanding  LIBOR Loans made by such Lender be converted to Base Rate Loans,  under the  circumstances of clause (i) or (ii) of this  Section 2.6  insofar as such
Lender  determines the  continuance of LIBOR Loans to be  impracticable,  in which event all such LIBOR Loans shall be converted  automatically  to Base Rate Loans as of the date of Borrowers'  receipt of the aforesaid  notice from such Lender.

2.7.     Increased  Costs.  If,  by  reason  of  (a) the  introduction  after  the  date  hereof  of or any  change
(including any change by way of imposition or increase of Statutory  Reserves or other reserve  requirements) in or in the  interpretation  of any law or  regulation,  or (b) the  compliance  with any  guideline or request from any central bank or other  Governmental  Authority or  quasi-Governmental  Authority  exercising  control over banks or financial institutions generally (whether or not having the force of law):

                           (i)      any  Lender  shall be  subject  after  the  date  hereof  to any  Tax,  duty or other charge  with  respect to any LIBOR Loan or its  obligation  to make LIBOR  Loans,  or a change shall result  in the  basis  of  taxation  of  payment  to  any  Lender  of  the  principal  of or  interest  on its LIBOR Loans  or its  obligation  to  make  LIBOR  Loans  (except  for  changes  in the  rate of Tax on the overall  net  income  or  gross  receipts  of  such  Lender  imposed  by  the  jurisdiction  in  which such Lender's principal executive office is located); or

                           (ii)     any  reserve  (including  any  imposed  by the  Board  of  Governors),  special deposits  or  similar  requirement  against  assets of,  deposits  with or for the  account  of, or credit extended by, any Lender shall be imposed or deemed  applicable or any other condition  affecting its LIBOR
         Loans  or  its   obligation  to  make  LIBOR  Loans  shall  be  imposed  on  such  Lender  or  the  London interbank market;

and as a result  thereof  there  shall be any  increase  in the cost to such  Lender of agreeing to make or making, funding or maintaining  LIBOR Loans (except to the extent already  included in the  determination of the applicable
Adjusted  LIBOR Rate for LIBOR Loans),  or there shall be a reduction in the amount  received or receivable by such
Lender,  then such Lender shall,  promptly after  determining  the existence or amount of any such  increased costs for which such Lender seeks payment  hereunder,  give Borrowers  notice  thereof,  and Borrowers shall from time to time, upon written notice from and demand by such Lender (with a copy of such notice  and demand to Agent),  pay to
Agent for the account of such Lender,  within  5 Business  Days after the date specified in such notice and demand, an additional  amount  sufficient to indemnify such Lender  against such  increased  costs. A certificate as to the amount of such increased cost,  submitted to Borrowers by such Lender,  shall be final,  conclusive and binding for all purposes, absent manifest error.

         If any Lender shall advise Agent at any time that, because of the circumstances  described  hereinabove in this Section 2.7 or any other  circumstances  arising after the date of this Agreement affecting such Lender or the
London  interbank  market  or  such  Lender's  or  Bank's  position  in  such  market,   the Adjusted  LIBOR  Rate,
as determined  by Agent,  will not adequately  and fairly  reflect the cost to such Lender of funding  LIBOR Loans, then, and in any such event:

                           (i)      Agent  shall  forthwith  give  notice (by  telephone  confirmed  in writing) to
         Borrowers and Lenders of such event;

                           (ii)     Borrowers'  right to request and such  Lender's  obligation to make LIBOR Loans shall be  immediately  suspended  and  Borrowers'  right to  continue a LIBOR Loan as such beyond the then applicable  Interest Period shall also be suspended,  until each condition  giving rise to such suspension no longer exists; and

                           (iii)    such Lender shall make a Base Rate Loan as part of the  requested  Borrowing of
         LIBOR Loans, which Base Rate Loan shall, for all purposes, be considered part of such Borrowing.

         For purposes of this  Section 2.7,  all references to a Lender shall be deemed to include any bank holding company or bank parent of such Lender.

2.8.     Capital  Adequacy.  If  any  Lender  determines  that  after  the  date  hereof  (a) the  adoption  of any
Applicable Law regarding  capital  requirements for banks or bank holding  companies or the  subsidiaries  thereof,
(b) any change in the  interpretation or  administration of any such Applicable Law by any Governmental  Authority, central bank, or comparable agency charged with the  interpretation or  administration  thereof,  or (c) compliance by such Lender or its holding  company with any request or directive of any  such Governmental  Authority,  central bank or comparable  agency regarding  capital adequacy  (whether or not having the force of law), has the effect of reducing the return on such Lender's  capital to a level below that which such Lender could have  achieved  (taking into consideration  such Lender's and its holding company's  policies with respect to capital adequacy  immediately before such  adoption,  change or compliance  and assuming that such Lender's  capital was fully  utilized prior to such  adoption,  change or  compliance)  but for such  adoption,  change or  compliance  as a  consequence  of such
Lender's commitment to make the Loans pursuant hereto by any amount deemed by such Lender to be material:

                           (i)      Agent  shall  promptly,  after its  receipt of a  certificate  from such Lender setting  forth such  Lender's  determination  of such  occurrence,  give notice  thereof to Borrowers  and
         Lenders; and

                           (ii)     Borrowers shall pay to Agent, for the account of such Lender,  as an additional fee from time to time,  on demand,  such  amount as such  Lender  certifies  to be the  amount  reasonably calculated to compensate such Lender for such reduction.

         A certificate of such Lender  claiming  entitlement to  compensation as set forth above will be conclusive in the absence of manifest  error.  Such  certificate  will set forth the nature of the  occurrence  giving rise to such  compensation,  the  additional  amount or amounts  to be paid to such  Lender  (including  the basis for such
Lender's  determination  of such  amount),  and the method by which such  amounts were  determined.  In determining such  amount,  such  Lender  may  use  any  reasonable  averaging  and  attribution  method.  For purposes  of this
Section 2.8  all references to a Lender shall be deemed to include any bank holding  company or bank parent of such
Lender.

2.9.     Funding  Losses.  If for any reason  (other than due to a default by a Lender or as a result of a Lender's refusal to honor a LIBOR Loan  request due to  circumstances  described in  Section 2.6  or 2.7 hereof) a Borrowing of, or conversion to or continuation  of, LIBOR Loans does not occur on the date specified  therefor in a Notice of
Borrowing or Notice of Conversion/  Continuation  (whether or not withdrawn),  or if  any repayment  (including any conversions  pursuant to Section 2.1.2  hereof) of any of its LIBOR Loans occurs on a date that is not the last day of an Interest Period applicable  thereto,  or if for any reason Borrowers default in its obligation to repay LIBOR
Loans when required by the terms of  this Agreement,  then  Borrowers  shall be jointly and severally  obligated to pay to Agent,  for the  ratable  benefit of the  affected  Lenders,  within  10 days  after  Agent's or an affected
Lender's demand therefor, an amount (if a positive number) computed pursuant to the following formula:

                                    L = (R - T) x P x D
                                               360
                                    where

                                    L =     amount payable
                                    R =     interest rate applicable to the LIBOR Loan unborrowed or prepaid
                                    T =     effective  interest  rate per  annum at which  any  readily  marketable bond or other  obligations  of the United  States,  selected at Agent's sole  discretion,  maturing  on or  nearest  the  last  day of the then applicable  or  requested  Interest  Period  for such LIBOR Loan and in approximately  the same amount as such LIBOR  Loan, can be purchased by
                                            Agent on the day of such payment of principal or failure to borrow
                                    P =     the  amount  of  principal  paid  or  the  amount  of  the  LIBOR  Loan requested or to have been continued or converted
                                    D =     the number of days  remaining in the Interest  Period as of the date of such prepayment or the number of days in the requested Interest Period

Borrowers  shall pay such amount upon  presentation  by Agent of a statement  setting  forth the amount and Agent's calculation  thereof pursuant  hereto,  which statement shall be deemed true and correct absent manifest error. For purposes of this  Section 2.9,  all references to a Lender shall be deemed to include  any bank  holding company or bank parent of such Lender.

2.10.    Maximum Interest.  Regardless of any provision  contained in any of the Loan Documents,  in no contingency or event  whatsoever  shall the aggregate of all amounts that are contracted for,  charged or received by Agent and
Lenders  pursuant to the terms of this  Agreement or any of the other Loan  Documents and that are deemed  interest under  Applicable  Law exceed the highest rate  permissible  under any Applicable  Law. No agreements,  conditions, provisions  or  stipulations  contained  in this  Agreement or any of the  other Loan  Documents or the exercise by
Agent of the right to  accelerate  the payment or the  maturity of all or any  portion of the  Obligations,  or the exercise of any option  whatsoever  contained in any of the  Loan Documents,  or the prepayment by Borrowers of any of the Obligations,  or the occurrence of any contingency  whatsoever,  shall entitle Agent or any Lender to charge or receive in any event,  interest or any charges,  amounts,  premiums or fees deemed  interest by  Applicable  Law
(such interest,  charges,  amounts,  premiums and fees referred to herein  collectively as "Interest") in excess of the Maximum Rate and in no event shall  Borrowers be obligated to pay Interest  exceeding  such Maximum  Rate;  and all agreements,  conditions or stipulations,  if any,  which may in any event or contingency  whatsoever operate to bind,  obligate or compel  Borrowers to pay Interest  exceeding the Maximum Rate shall be without  binding force or effect,  at law or in  equity,  to the  extent  only of the  excess of  Interest  over such  Maximum  Rate.  If any
Interest  is charged  or  received  in excess of  the Maximum  Rate  ("Excess"),  each  Borrower  acknowledges  and stipulates  that any such  charge or receipt  shall be  the result of an  accident  and bona fide  error,  and such
Excess,  to the extent  received,  shall be applied first to reduce the principal  Obligations and the balance,  if any,  returned to  Borrowers,  it being the intent of the parties  hereto not to enter into a usurious or otherwise illegal  relationship.  The right to accelerate the maturity of any of the  Obligations  does not include the right to accelerate any Interest that has not otherwise accrued on the date of such  acceleration,  and Agent and Lenders do not intend to collect any unearned  Interest in the event of any such  acceleration.  Each  Borrower  recognizes that, with  fluctuations  in the rates of interest set forth in  Section 2.1.1  of this Agreement,  and the Maximum
Rate, such an  unintentional  result could  inadvertently  occur.  All monies paid to Agent or any Lender hereunder or under any of the other Loan Documents,  whether at maturity or by prepayment,  shall be subject to any rebate of unearned  Interest as and to the extent  required by  Applicable  Law. By the  execution  of this  Agreement,  each
Borrower  covenants  that (i) the  credit or return of any Excess shall  constitute the acceptance by such Borrower of such Excess,  and (ii) such  Borrower  shall not  seek or pursue any other remedy,  legal or equitable,  against
Agent or any Lender,  based in whole or in part upon contracting for,  charging or receiving any Interest in excess of the Maximum Rate.  For the purpose of determining  whether or not any Excess has been  contracted  for,  charged or received by Agent or any Lender,  all Interest at any time  contracted  for,  charged or received from Borrowers in connection  with any of the  Loan Documents  shall,  to the extent  permitted by  Applicable  Law, be amortized, prorated,  allocated and spread in equal parts  throughout the full term of the Obligations.  Borrowers,  Agent and
Lenders shall, to the maximum extent permitted under Applicable Law,  (i) characterize  any  non-principal  payment as an expense,  fee or premium  rather than as Interest  and  (ii) exclude  voluntary  prepayments  and the effects thereof.  The  provisions  of this  Section 2.10  shall be  deemed  to be  incorporated  into  every  Loan Document
(whether  or  not  any provision  of  this  Section  is  referred  to  therein).   All  such   Loan Documents   and
communications  relating to any Interest owed by Borrowers and all figures set forth  therein  shall,  for the sole purpose of computing  the extent  of  Obligations,  be  automatically  recomputed  by  Borrowers,  and by any court considering the same, to give effect to the adjustments or credits required by this Section 2.10.

Section 3.        LOAN ADMINISTRATION

3.1.     Manner of Borrowing and Funding  Revolver Loans.  Borrowings  under the Commitments  established  pursuant to Section 1.1 hereof shall be made and funded as follows:

3.1.1.   Notice of Borrowing.

                           (i)      Whenever   Borrowers   desire  to  make  a  Borrowing   under   Section 1.1  of
         this Agreement  (other  than  a  Borrowing  resulting  from  a  conversion  or  continuation  pursuant  to
         Section 2.1.2),  Borrowers  shall give Agent prior  written  notice or  electronic  notice (or  telephonic notice,  at Agent's  request,  promptly  confirmed  in  writing) of such  Borrowing  request (a "Notice of
         Borrowing"),  which shall be in the form of Exhibit D  annexed hereto and signed by an authorized  officer of  Tropical.  Such Notice of  Borrowing  shall be given by  Borrowers  no later than  11:00  a.m.  at the office of Agent  designated  by Agent from time to time (a) on the Business Day of the  requested  funding date of  such Borrowing,  in the case of Base  Rate  Loans,  and (b) at  least 2  Business  Days  prior to the requested  funding date of such Borrowing,  in the case of LIBOR Loans.  Notices  received after 11:00
         a.m. shall be deemed  received on the next Business Day.  Each Notice  of Borrowing (or telephonic  notice thereof) shall be irrevocable and shall specify  (a) the  principal amount of the Borrowing,  (b) the date of Borrowing  (which shall be a Business Day),  (c) whether the Borrowing is to consist of Base Rate Loans or LIBOR Loans,  (d) in the case of LIBOR Loans,  the  duration of the  Interest  Period to be  applicable thereto,  and (e) the  account of Borrowers to which the proceeds of such  Borrowing  are to be disbursed.
         Borrowers may not request any LIBOR Loans if a Default or Event of Default exists.

                           (ii)     Unless payment is otherwise  timely made by Borrowers,  the becoming due of any amount  required  to be paid  with  respect  to any of the  Obligations  (whether  as  principal,  accrued interest,  fees or other charges,  including the repayment of any  LC Outstandings and any amounts owed to any  Affiliate of Agent) shall be deemed  irrevocably  to be a request  (without any  requirement  for the submission of a Notice of  Borrowing)  for Revolver  Loans on the due date of, and in an aggregate  amount required to pay,  such  Obligations,  and the proceeds of such  Revolver  Loans may be disbursed by way of direct payment of the relevant  Obligation and shall bear interest as Base Rate  Loans.  Neither Agent nor any Lender shall have any  obligation to Borrowers to honor  any deemed  request for a Revolver Loan on or
         after  the  Commitment  Termination  Date,  when  an Out-of-Formula   Condition  exists  or  would  result
         therefrom,  or when any condition  precedent set forth in Section 10  hereof is not satisfied,  but may do so in the  discretion  of Agent (or at the  direction of the Required  Lenders) and without  regard to the existence of, and without being deemed to have waived,  any Default or Event of Default and  regardless of whether such Revolver Loan is funded after the Commitment Termination Date.

                           (iii)    If Borrower elects to establish a Controlled  Disbursement Account with Bank or any  Affiliate of Bank,  then the  presentation  for payment by Bank of any check or other item of payment drawn on the Controlled  Disbursement  Account at a time when there are insufficient funds in such account to cover  such  check  shall be  deemed  irrevocably  to be a  request  (without  any requirement  for the submission  of a Notice of  Borrowing)  for  Revolver  Loans on the date  of such  presentation  and in an amount  equal to the  aggregate  amount of the items  presented  for  payment,  and the  proceeds  of such
         Revolver  Loans may be  disbursed  to the  Controlled  Disbursement  Account  and shall bear  interest  as
         Base Rate  Loans.  Neither Agent nor any Lender shall have any  obligation to honor any deemed request for a Revolver Loan on or after the Commitment  Termination  Date or when an  Out-of-Formula  Condition exists or would result therefrom or when any condition  precedent in Section 10 hereof is not satisfied,  but may do so in the  discretion of Agent (or at the direction of the Required  Lenders) and without regard to the existence of, and without being deemed to have waived,  any Default or Event of Default and  regardless of whether such Revolver Loan is funded after the Commitment Termination Date.

                           (iv)     As an  accommodation  to  Borrowers,  Agent and Lenders  may permit  telephonic requests for  Borrowings  and  electronic  transmittal  of  instructions,  authorizations,  agreements  or reports to Agent by Borrowers;  provided,  however,  that Borrowers  shall confirm any telephonic  request for a Borrowing  of LIBOR Loans by delivery of the required  Notice of  Borrowing to Agent by facsimile or electronic  transmission  promptly,  but in no event later than 5:00 p.m.  on the same day.  Neither Agent nor any Lender shall have any  liability to  Borrowers  for any loss or damage  suffered by Borrowers as a
         result  of  Agent's  or  any  Lender's   honoring  of  any  requests,   execution  of  any   instructions,
         authorizations   or  agreements  or  reliance  on  any  reports   communicated  to  it  telephonically  or
         electronically  and  purporting  to have been sent to Agent or Lenders by any Borrower  and neither  Agent nor any  Lender  shall have any duty to verify the origin of any such  communication  or the  identity  or authority of the Person sending it.

3.1.2.   Fundings by Lenders.  Subject to its  receipt of notice  from Agent of a Notice of  Borrowing  as provided in  Section 3.1.1(i)  (except in the case of a deemed  request by a Borrower  for a Revolver  Loan as  provided  in
Sections 3.1.1(ii)  or (iii) or 3.1.3(ii)  hereof,  in which event no Notice of Borrowing need be submitted),  each
Lender  shall  timely honor its Revolver  Commitment  by funding its Pro Rata share of  each Borrowing  of Revolver
Loans that is properly  requested by such  Borrower and that such  Borrower is  entitled to  receive under the Loan
Agreement.  Agent shall endeavor to notify Lenders of each Notice of Borrowing  (or deemed  request for a Borrowing pursuant to Section  3.1.1(ii) or (iii)  hereof),  by 1:00 p.m. on  the proposed  funding date (in the case of Base
Rate  Loans) or by 3:00 p.m.  at least  1 Business  Day  before  the  proposed  funding  date (in the case of LIBOR
Loans).  Each Lender shall deposit with Agent an amount equal to its Pro Rata share of the  Borrowing  requested or deemed  requested  by such  Borrower  at Agent's  designated  bank in  immediately  available  funds not later than
3:00 p.m.  on the date of funding of such  Borrowing,  unless Agent's notice to Lenders is received after 1:00 p.m.
on the  proposed  funding  date of a Base Rate  Loan,  in which  event  Lenders  shall  deposit  with  Agent  their respective  Pro Rata shares of the requested  Borrowing on or before 11:00 a.m. of the next  Business Day.  Subject to its receipt of  such amounts  from Lenders,  Agent shall make the proceeds of the Revolver  Loans received by it available to a Borrower by disbursing such proceeds in accordance with such  Borrower's  disbursement  instructions set forth in the  applicable  Notice of  Borrowing.  Neither  Agent nor any  Lender  shall  have any  liability  on account of any delay by any bank or other  depository  institution in treating the proceeds of any Revolver Loan as collected  funds or any delay in receipt,  or any loss, of funds that constitute a Revolver Loan, the wire transfer of which was  initiated  by Agent in  accordance  with  wiring instructions  provided to Agent.  Unless Agent shall have been notified  in writing  by a Lender  prior to the proposed time of funding that such Lender does not intend to deposit with Agent an amount equal such  Lender's Pro Rata share of the requested  Borrowing (or deemed  request for a Borrowing  pursuant to Section 3.1.1(ii) or (iii) hereof),  Agent may assume  that such Lender  has deposited or promptly will deposit its share with Agent and Agent may in its discretion  disburse  a corresponding  amount to
Borrower on the applicable  funding date. If a Lender's  Pro Rata share of  such Borrowing is not in fact deposited with Agent,  then, if Agent has  disbursed to a Borrower an amount  corresponding  to such share,  then such Lender agrees to pay, and in addition  Borrowers agree to repay, to Agent forthwith on demand such  corresponding  amount, together  with  interest  thereon,  for each  day from the date  such  amount is  disbursed  by Agent to or for the benefit of Borrowers  until the date such amount is paid or repaid to Agent,  (a) in the case of Borrowers,  at the interest  rate  applicable  to  such Borrowing  and (b) in the case of such Lender,  at the Federal  Funds Rate. If such Lender repays to Agent such  corresponding  amount,  such amount so repaid shall  constitute a Revolver  Loan, and if both such Lender and Borrowers shall have repaid such corresponding  amount,  Agent shall promptly return to
Borrowers  such corresponding  amount in same day funds.  A notice from Agent  submitted to any Lender with respect to amounts owing under this Section 3.1.2 shall be conclusive, absent manifest error.

3.1.3.   Settlement and Settlement Loans.

                           (i)      In  order  to  facilitate  the  administration  of  the  Revolver  Loans  under this Agreement,  Lenders agree (which agreement shall be solely between Lenders and Agent and shall not be for the  benefit of or  enforceable  by any  Borrower)  that  settlement  among  them with  respect to the
         Revolver Loans may take place on a periodic basis on dates  determined  from time to time by Agent (each a
         "Settlement  Date"),  which  may occur  before or after the  occurrence  or during  the  continuance  of a
         Default or Event of Default  and  whether or not all of the  conditions  set forth in  Section 10  of this
         Agreement  have been met.  On each  Settlement  Date,  payment  shall be made by or to each  Lender in the manner  provided  herein  and in  accordance  with the  Settlement  Report  delivered  by Agent to Lenders with respect  to such  Settlement  Date so that,  as of each  Settlement  Date and after giving  effect to the transaction  to take place on such  Settlement  Date, each Lender shall hold its Pro Rata share of all
         Revolver Loans and  participations in  LC Outstandings  then outstanding.  Agent shall request  settlement with the Lenders on a basis not less frequently than once every 5 Business Days.

                           (ii)     Between  Settlement Dates,  Agent may request Fleet to advance,  and Fleet may, but  shall in no event be  obligated  to,  advance  to  Borrowers  out of  Fleet's  own  funds  the entire principal  amount of any  Borrowing  of  Revolver  Loans  that are Base  Rate  Loans  requested  or deemed requested  pursuant to this Agreement  (any such Revolver Loan funded  exclusively by Fleet being referred to as a "Settlement  Loan").  Each  Settlement Loan  shall constitute  a Revolver Loan hereunder and shall be subject to all of the terms,  conditions and security applicable to other  Revolver Loans,  except that all payments  thereon  shall be payable to Fleet solely for its own account.  The  obligation of Borrowers to repay  such  Settlement  Loans to Fleet  shall be  evidenced  by the  records  of Fleet and need not be evidenced  by any  promissory  note.  Agent shall  not request  Fleet to make any  Settlement  Loan if (A)
         Agent shall have received  written  notice from any Lender that one or more of the  applicable  conditions precedent  set  forth in  Section 10  hereof  will not be  satisfied  on the  requested  funding  date for the applicable  Borrowing or (B) the requested  Borrowing  would exceed the amount of  Availability on the funding  date or would cause the then  outstanding  principal  balance of all  Settlement  Loans to exceed
         $5,000,000.  Fleet shall  not be required to determine  whether the  applicable  conditions  precedent set forth in Section 10 hereof have been  satisfied  or the  requested  Borrowing  would  exceed the amount of
         Availability  on  the  funding  date  applicable   thereto  prior  to  making,  in  its  sole  discretion,
         any Settlement  Loan. On each Settlement  Date, or, if earlier,  upon demand by Agent for payment thereof,
         the  then  outstanding   Settlement   Loans  shall  be  immediately  due  and  payable.   As  provided  in
         Section 3.1.1(ii),  Borrowers shall be deemed to have requested  (without the  necessity of submitting any
         Notice of Borrowing)  Revolver Loans to be made on  each Settlement  Date in the amount of all outstanding
         Settlement  Loans and to have  Agent  cause the  proceeds  of such  Revolver  Loans  to be  applied to the repayment of such Settlement  Loans and interest  accrued  thereon.  Agent shall notify the Lenders of the outstanding  balance of Revolver Loans  prior to 11:00 a.m. on each Settlement Date and each Lender (other than Fleet) shall deposit with Agent  (without  setoff,  counterclaim  or reduction of any kind) an amount equal to its Pro Rata share of the amount of Revolver  Loans deemed  requested  in  immediately  available funds not later than 2:00 p.m. on such  Settlement  Date.  Each Lender's  obligation  to make such deposit with Agent shall be  absolute  and  unconditional  and  without  regard to whether  any of  the conditions precedent  set forth in  Section 10  hereof are  satisfied,  any  Out-of-Formula  Condition  exists or the
         Commitment  Termination Date has occurred.  If, as the result of the commencement by or against  Borrowers of any  Insolvency  Proceeding  or  otherwise,  any  Settlement  Loan may not be repaid by the  funding by
         Lenders of  Revolver  Loans,  then  each Lender  (other than  Fleet)  shall be deemed to have  purchased a participating  interest in any unpaid  Settlement Loan in an amount equal to such Lender's  Pro Rata share of such  Settlement Loan  and shall transfer to Fleet,  in immediately  available funds not later than the
         2nd  Business  Day after  Fleet's  request  therefor,  the  amount  of such  Lender's  participation.  The proceeds of Settlement  Loans may be used solely for purposes for which  Revolver  Loans  generally may be used in  accordance  with  Section 1.1.3  hereof.  If any  amounts  received  by Fleet  in respect  of any
         Settlement  Loans are later  required to be returned or repaid by Fleet to Borrowers or any other  Obligor or their  respective  representatives  or  successors-in-interest,  whether by court order,  settlement or otherwise,  the other  Lenders  shall,  upon  demand by Fleet with  notice to Agent,  pay to Agent for the account of Fleet,  an amount equal to each other  Lender's Pro Rata share of all such amounts  required to be returned by Fleet.

3.1.4.   Disbursement  Authorization.  Each Borrower hereby  irrevocably  authorizes Agent to disburse the proceeds of each Revolver Loan requested by any Borrower,  or deemed to be requested  pursuant to  Section 3.1.1  or Section
3.1.3(ii),  as  follows:  (i)  the  proceeds  of each  Revolver  Loan  requested  under  Section 3.1.1(i)  shall be disbursed  by Agent by wire  transfer to such bank  account as may be agreed upon by Borrowers  and Agent from time to time or elsewhere if pursuant to a written  direction from any Borrower;  and (ii) the proceeds of each Revolver
Loan requested under  Section 3.1.1(ii)  or Section  3.1.3(ii) shall be disbursed by Agent by way of direct payment of the relevant  interest or  other Obligation.  Any Loan proceeds received by any Borrower or in payment of any of the Obligations shall be deemed to have been received by all Borrowers.

3.2.     Defaulting  Lender.  If any Lender shall,  at any time, fail to make any payment to Agent or Fleet that is required  hereunder,  Agent may, but shall not be required to, retain payments that would otherwise be made to such defaulting Lender hereunder and apply such payments to such defaulting  Lender's defaulted  obligations  hereunder, at such time,  and in such order,  as Agent may elect in its  sole discretion.  With  respect to the payment of any funds  from  Agent to a Lender or from a Lender to Agent,  the party  failing  to make  the full  payment  when due pursuant to the terms hereof  shall,  upon demand by the other party,  pay such amount  together  with  interest on such amount at the  Federal  Funds Rate.  The  failure of any Lender to fund its  portion of any  Revolver  Loan or payment  in respect  of an LC  Obligation  shall not relieve any other  Lender of its  obligation,  if any, to fund its portion of the Revolver Loan or payment in respect of an LC Obligation on the date of Borrowing,  but no Lender shall be responsible  for the failure of any other Lender to make any Revolver Loan  or payment in respect of an LC
Obligation  to be made by such  Lender on the date of any  Borrowing.  Solely as among the  Lenders  and solely for purposes  of voting  or  consenting  to  matters  with  respect  to any of  the Loan Documents,  Collateral  or any
Obligations  and  determining a defaulting  Lender's Pro Rata share of payments and proceeds of Collateral  pending such defaulting Lender's cure of its defaults  hereunder,  a defaulting Lender shall not be deemed to be a "Lender"
and such Lender's  Commitment  shall be deemed to be zero (0). The provisions of this  Section 3.2  shall be solely for the benefit of Agent and Lenders and may not be enforced by Borrowers.

3.3.     Special Provisions Governing LIBOR Loans.

3.3.1.   Number of LIBOR  Loans.  In no event may the number of LIBOR Loans  outstanding  at any time to any Lender exceed 6.

3.3.2.   Minimum  Amounts.  Each Borrowing of LIBOR Loans pursuant to  Section 3.1.1(i),  and each  continuation of or conversion  to LIBOR Loans  pursuant to Section 2.1.2  hereof,  shall be in a minimum  amount of $1,000,000  and integral multiples of $100,000 in excess of that amount.

3.3.3.   LIBOR Lending  Office.  Each Lender's  initial LIBOR Lending  Office is set forth opposite its name on the signature  pages  hereof.  Each  Lender  shall  have the  right at any time and from  time to time to  designate  a different  office of itself or of any  Affiliate  as such  Lender's  LIBOR  Lending  Office,  and to  transfer  any outstanding  LIBOR  Loans to such LIBOR  Lending  Office.  No such  designation  or  transfer  shall  result in any liability on the part of Borrowers  for  increased  costs or expenses  resulting  solely from such  designation  or transfer  (except any such  transfer  that is made by a Lender  pursuant  to Section 2.6 or Section 2.7 hereof,  or otherwise  for the purpose of  complying  with  Applicable  Law).  Increased  costs for expenses  resulting  from a change in Applicable Law occurring  subsequent to any such  designation or transfer  shall be  deemed not to result solely from such designation or transfer.

3.3.4.   Funding of LIBOR Loans.  Each Lender may, if it so elects,  fulfill its  obligation  to make,  continue or convert LIBOR Loans  hereunder by causing one of its foreign  branches or Affiliates (or an  international  banking facility  created by such Lender) to make or maintain such LIBOR Loans;  provided,  however,  that such LIBOR Loans shall  nonetheless  be deemed to have been made and to be held by such Lender,  and the  obligation of Borrowers to repay such LIBOR Loans shall  nevertheless be to such Lender for the account of such foreign  branch,  Affiliate or international  banking  facility.  The calculation of all amounts payable to Lender under Section 2.7 and 2.9 shall be made as if each Lender had  actually  funded or  committed  to fund its LIBOR Loan  through  the  purchase of an underlying  deposit in an amount  equal to the amount of such  LIBOR Loan and having a maturity  comparable  to the relevant  Interest  Period for such LIBOR  Loans;  provided,  however,  each Lender may fund its LIBOR Loans in any manner it deems fit and the foregoing  presumption  shall be utilized only for the  calculation of amounts  payable under Section 2.7 and Section 2.9.

3.4.     Borrowers'  Representative.  Each Borrower  hereby  irrevocably  appoints  Tropical and Tropical agrees to act under this  Agreement,  as the agent and  representative  of itself and each other  Borrower  for all  purposes under this Agreement,  including  requesting  Borrowings,  selecting whether any Loan or portion thereof is to bear interest  as a  Base  Rate  Loan  or a  LIBOR  Loan,  and  receiving  account  statements  and  other  notices  and communications  to  Borrowers  (or any of them)  from  Agent.  Agent may  rely,  and  shall be fully  protected  in relying,  on any  Notice of  Borrowing,  Notice of  Conversion/Continuation,  disbursement  instructions,  reports, information,  Borrowing Base  Certificate or any other notice or communication  made or given by Tropical,  whether in its own name, on behalf of any Borrower or on behalf of "the  Borrowers,"  and Agent shall have no obligation to make any inquiry or request  any confirmation  from or on behalf of any other  Borrower as to the binding effect on
such  Borrower  of  any such  Notice  of  Borrowing,  Notice  of  Conversion  Continuation,   instruction,  report,
information,   Borrowing   Base   Certificate  or  other  notice  or   communication,   nor  shall  the  joint  and
several character  of Borrowers'  liability for the  Obligations be affected,  provided that the provisions of this
Section 3.3 shall not be construed so as to preclude any Borrower  from  directly  requesting  Borrowings or taking other  actions  permitted  to be taken by "a Borrower"  hereunder.  Agent may maintain a single Loan Account in the name of "Tropical Sportswear Int'l Corporation"  hereunder,  and each Borrower expressly agrees to such arrangement and confirms  that  such arrangement  shall have no effect on the joint and several  character  of such  Borrower's liability for the Obligations.

3.5.     All Loans to Constitute One  Obligation.  The Loans shall  constitute one general  obligation of Borrowers and (unless  otherwise  expressly  provided in any Security  Document) shall be secured by Agent's Lien upon all of the  Collateral;  provided,  however,  that Agent and each Lender shall be deemed to be a creditor of each Borrower and the holder of a separate  claim  against each Borrower to the extent of any  Obligations  jointly and severally owed by Borrowers to Agent or such Lender.

Section 4.        PAYMENTS

4.1.     General  Payment  Provisions.  All payments  (including all  prepayments)  of principal of and interest on the Loans, LC Outstandings  and other  Obligations  that are payable to Agent or any Lender  shall be made to Agent in Dollars  without any offset or  counterclaim  and free and clear of  (and without  deduction for) any present or future Taxes,  and, with respect to payments made other than by application of balances in the Payment Account,  in immediately  available  funds not later than  12:00 noon on the due date  (and payment  made after such time on the due date to be deemed to have been made on the next  succeeding  Business  Day).  All  payments  received  by Agent shall be  distributed  by Agent in accordance  with Section 4.6 hereof,  subject to the rights of offset that Agent may have as to amounts  otherwise  to be remitted to a  particular  Lender by reason of amounts due Agent from such
Lender under any of the Loan Documents.

4.2.     Repayment of Revolver Loans.

4.2.1.   Payment of  Principal.  The  outstanding  principal  amounts with respect to  the Revolver  Loans shall be repaid as follows:

                           (i)      Any  portion  of the  Revolver  Loans  consisting  of the  principal  amount of
         Base Rate Loans shall be paid by Borrowers to Agent, for the Pro Rata benefit of Lenders  (or, in the case of  Settlement  Loans,  for the sole  benefit  of  Fleet)  unless  timely  converted  to  a LIBOR Loan  in accordance with this Agreement,  immediately  upon (a) each  receipt by Agent,  any Lender or Borrowers of any proceeds of any of the  Accounts or  Inventory,  to the extent of  such proceeds,  (b) the  Commitment
         Termination  Date, and (c) in the case of Settlement  Loans,  the earlier of Fleet's demand for payment or on each Settlement Date with respect to all Settlement Loans outstanding on such date.

                           (ii)     Any portion of the Revolver Loans  consisting of the principal  amount of LIBOR
         Loans shall be paid by Borrowers  to Agent,  for the Pro Rata  benefit of Lenders,  unless  converted to a
         Base Rate Loan or continued as a LIBOR Loan in accordance  with the terms of this  Agreement,  immediately upon  (a) the  last day of the  Interest  Period  applicable  thereto and (b) the  Commitment  Termination
         Date.  In no event shall  Borrowers  be  authorized  to make a voluntary  prepayment  with  respect to any
         Revolver  Loan  outstanding  as a LIBOR  Loan  prior  to the last day of the  Interest  Period  applicable thereto unless  (x) otherwise  agreed in writing by Agent or Borrowers is otherwise  expressly  authorized or required by any other  provision of this  Agreement to pay any LIBOR Loan  outstanding  on a date other than the last day of the Interest Period applicable  thereto,  and (y) Borrowers pay to Agent, for the Pro
         Rata  benefit of Lenders,  concurrently  with any  prepayment  of a LIBOR  Loan,  any amount due Agent and
         Lenders  under  Section 2.9  hereof as a consequence  of such  prepayment.  Notwithstanding  the foregoing provisions  of this  Section 4.2.1(ii),  if,  on any  date  that  Agent  receives  proceeds  of any of the
         Accounts or Inventory,  there are no Revolver Loans outstanding as Base Rate Loans,  Agent may either hold such proceeds as cash  security for the timely  payment of the  Obligations  or apply such proceeds to any outstanding  Revolver  Loans bearing  interest as LIBOR Loans as the same become due and payable  (whether at the end of the applicable Interest Periods or on the Commitment Termination Date).

                           (iii)    Notwithstanding   anything  to  the  contrary   contained   elsewhere  in  this
         Agreement,  if an  Out-of-Formula  Condition  shall  exist,  Borrowers  shall,  on the  sooner to occur of
         Agent's   demand  or  the  first   Business   Day  after  any   Borrower   has   obtained   knowledge   of
         such Out-of-Formula  Condition, repay the outstanding Revolver Loans that are Base Rate Loans in an amount sufficient to reduce the aggregate  unpaid  principal  amount of all Revolver  Loans by an amount equal to such excess;  and, if such payment of Base Rate Loans is not  sufficient to eliminate  the  Out-of-Formula
         Condition,  then Borrowers shall immediately deposit with Agent, for the Pro Rata benefit of Lenders,  for application to any outstanding  Revolver Loans bearing  interest as LIBOR Loans as the same become due and payable  (whether at the end of the applicable  Interest  Periods or on the Commitment  Termination  Date)
         cash in an amount  sufficient  to eliminate  such  Out-of-Formula  Condition,  and Agent may (a) hold such deposit  as cash  security  pending  disbursement  of same to  Lenders,  or (b) if a  Default  or Event of
         Default exists,  apply such proceeds to pay the Obligations,  including the Revolver Loans  outstanding as
         LIBOR  Loans (in which  event  Borrowers  shall also pay to Agent for the Pro Rata  benefit of Lenders any and all amounts  required by  Section 2.9  to be paid by reason of the prepayment of a LIBOR Loan prior to the last day of the Interest Period applicable thereto).

4.2.2.   Payment of  Interest.  Interest  accrued on the Revolver  Loans shall be due and payable on (i) the  first calendar day of each month (for the immediately  preceding  month),  computed  through the last calendar day of the preceding  month,  with respect to any Revolver Loan (whether a Base Rate Loan or LIBOR Loan) and (ii) the last day of the applicable  Interest  Period in the case of a LIBOR Loan.  Accrued interest  shall also be paid by Borrowers on the  Commitment  Termination  Date.  With respect to any Base Rate Loan  converted into a LIBOR Loan pursuant to
Section 2.1.2  on a day when interest  would not  otherwise  have been payable with respect to such Base Rate Loan, accrued  interest to the date of  such conversion  on the amount of such Base Rate Loan so converted  shall be paid on the conversion date.

4.3.     Reserved.

4.4.     Payment of Other  Obligations.  The balance of the Obligations  requiring the payment of money,  including the LC Outstandings and  Extraordinary  Expenses  incurred by Agent or any Lender,  shall be repaid by Borrowers to
Agent for  allocation  among  Agent and Lenders as  provided  in the Loan  Documents,  or, if no date of payment is otherwise specified in the Loan Documents, on demand.

4.5.     Marshaling;  Payments  Set Aside.  None of Agent or any Lender  shall be under any  obligation  to marshal any assets in favor of  Borrowers or any other  Obligor or against or in payment of any or all of  the Obligations.
To the extent  that  Borrowers  make a payment or  payments  to Agent or  Lenders or any of  such Persons  receives payment from the proceeds of any Collateral or exercises its right of setoff,  and  such payment or payments or the proceeds  of such  enforcement  or  setoff  or any  part  thereof  are  subsequently  invalidated,  declared  to be fraudulent or  preferential,  set aside or required to be repaid to a trustee,  receiver or any other Person,  then to the  extent  of any loss by Agent  or  Lenders,  the  Obligations  or part  thereof  originally  intended  to be satisfied,  and all Liens,  rights and remedies  therefor,  shall be revived and continued in full force and effect as if such  payment  or  proceeds  had not  been  made or  received  and any such  enforcement  or  setoff  had not occurred.  The provisions of  the immediately  preceding sentence of this Section 4.5 shall survive any termination of the Commitments and payment in full of the Obligations.

4.6.     Agent's Allocation of Payments and Collections.

4.6.1.   Allocation  of  Payments.  All monies to be  applied to  the Obligations,  whether  such monies  represent voluntary  payments by one or more  Obligors or are  received  pursuant to demand for payment or realized  from any disposition  of  Collateral,  shall be  allocated  among  Agent and such of  the Lenders  as are  entitled  thereto
(and, with  respect  to monies  allocated  to  Lenders,  on a Pro Rata basis  unless  otherwise  provided  herein):
(i) first,  to Agent to pay  principal  and  accrued  interest  on any  portion of the  Revolver  Loans which Agent may have  advanced on behalf of any Lender and for which Agent has not been reimbursed by such Lender or Borrowers;
(ii) second,  to  Fleet  to pay  the  principal  and  accrued  interest  on any  portion  of the  Settlement  Loans outstanding,  to be  shared  with  Lenders  that  have  acquired  and paid  for a  participating  interest  in such
Settlement Loans;  (iii) third,  to the extent that Fleet has not received from any Participating  Lender a payment as required by Section 1.3.2 hereof,  to Fleet to pay all such required  payments from each  Participating  Lender;
(iv) fourth,  to Agent to pay the amount of  Extraordinary  Expenses and amounts owing to Agent pursuant to Section
14.10 hereof that have not been  reimbursed  to Agent by  Borrowers  or Lenders,  together  with  interest  accrued thereon  at the rate  applicable  to  Revolver  Loans  that are Base  Rate  Loans;  (v) fifth,  to Agent to pay any
Indemnified  Amount that has not been paid to Agent by Obligors or Lenders,  together with interest accrued thereon at the rate  applicable to Revolver  Loans that are Base Rate Loans;  (vi) sixth,  to Agent to pay any fees due and payable to Agent;  (vii) seventh,  to each Lender for any Indemnified Amount that such Lender has paid to Agent and any  Extraordinary  Expenses that such Lender has  reimbursed  to Agent or such Lender has incurred,  to the extent that such Lender has not been  reimbursed  by  Obligors  therefor;  (viii) eighth,  to Fleet to pay  principal  and interest with respect to LC Outstandings  (or to the extent any of the  LC Outstandings are contingent and an Event of Default  then  exists,  deposited  in the Cash  Collateral  Account to provide  security  for the payment of the
LC Outstandings),   which  payment   shall  be  shared  with  the   Participating   Lenders  in   accordance   with
Section 1.3.2(iii)  hereof;  (ix) ninth,  to  Lenders  in payment  of the unpaid  principal  and  accrued  interest in respect of the Loans (other than Settlement  Loans) then  outstanding;  (x) tenth,  to Lenders in payment of any unpaid  principal  and  accrued  interest  with  respect  to any of  the  remaining  Obligations  (other  than  the
Obligations  described in clause (xi) below) to be shared among Agent and Lenders  ratably in  proportion  to their respective  shares of such  Loans and other  Obligations  (other  than the  Obligations  described  in clause  (xi)
below),  or on such  other  basis as may be  agreed  upon in  writing  by Agent and  Lenders  (which  agreement  or agreements  may be entered into without notice to or the consent or approval of Borrower);  and (xi)  eleventh,  to the Secured Parties in payment of any Cash  Management  Agreements or Hedging  Agreements,  to be shared among such
Secured  Parties  ratably.  The  allocations  set forth in this  Section 4.6 are solely to determine the rights and priorities of Agent and Lenders as among  themselves  and may be changed by Agent and Lenders  without notice to or the consent or approval of any Borrower or any other Person.

4.6.2.   Erroneous  Allocation.  Agent shall not be liable for any allocation or  distribution  of payments made by it in good faith and, if any such  allocation  or  distribution  is  subsequently  determined  to have been made in error,  the sole  recourse of any Lender to which  payment was due but not made shall be to recover  from the other
Lenders any payment in excess of the amount to which such other  Lenders are  determined  to be entitled  (and such other Lenders hereby agree to return to such Lender any such erroneous payments received by them).

4.7.     Application  of Payments  and  Collateral  Proceeds.  All Payment  Items  received by Agent by 12:00 noon,
Hartford,  Connecticut time, on any Business Day shall be deemed received on that  Business Day.  All Payment Items received by Agent after 12:00 noon,  Hartford,  Connecticut  time, on any Business  Day shall be deemed received on the following  Business Day. Each Borrower  irrevocably  waives the right to direct the  application of any and all payments and Collateral  proceeds at any time or times hereafter  received by Agent or any Lender from or on behalf of  Borrowers,  and each  Borrower  does hereby  irrevocably  agree that Agent shall have  the continuing exclusive right to apply  and  reapply  any and all such  payments  and  Collateral  proceeds  received  at any time or times hereafter  by  Agent  or its  agent  against  the  Obligations,  in  such  manner  as  Agent  may  deem  advisable, notwithstanding  any entry by Agent upon any of its books and records.  If, as the result of Agent's  collection of proceeds of Accounts and other  Collateral as authorized by  Section 7.2.6  a credit  balance  exists,  such credit balance shall not accrue  interest in favor of Borrowers,  but shall be available to Borrowers at any time or times for so long as no Default or Event of Default  exists.  Lenders may,  at their  option,  offset such credit balance against any of the Obligations upon and after the occurrence of an Event of Default.

4.8.     Loan Accounts; the Register; Account Stated.

4.8.1.   Loan  Accounts.  Each Lender  shall  maintain in  accordance  with its usual and  customary  practices  an account or accounts (a "Loan  Account")  evidencing  the Debt of Borrowers to such Lender  resulting from each Loan owing to such Lender from time to time,  including  the amount of  principal  and  interest  payable to such Lender from time to time  hereunder  and under each Note payable to such Lender.  Any failure of a Lender to record in the
Loan Account,  or any error in doing so, shall not limit or otherwise affect the obligation of Borrowers  hereunder
(or under any Note) to pay any amount owing hereunder to such Lender.

4.8.2.   The Register.  Agent shall maintain a register (the  "Register")  which shall include a master account and a subsidiary  account for each Lender and in which accounts  (taken  together)  shall be recorded  (i) the date and amount of each Borrowing made hereunder,  the Type of each Loan comprising  such Borrowing  and any Interest Period applicable  thereto,  (ii) the  effective  date and  amount of each  Assignment  and  Acceptance  delivered  to and accepted  by it and the parties  thereto,  (iii) the  amount of  any principal  or  interest  due and payable or to become due and payable from Borrowers to each Lender  hereunder or under the Notes,  and (iv) the amount of any sum received by Agent from  Borrowers or any other  Obligor and each  Lender's  share  thereof.  The Register  shall be available for  inspection by Borrowers or any Lender at the offices of Agent at any  reasonable  time and from time to time upon  reasonable  prior notice.  Any failure of Agent to record in the Register,  or any error in doing so, shall not limit or otherwise  affect the  obligation  of Borrowers  hereunder (or under any Note) to pay any amount owing with respect to the Loans or provide the basis for any claim against Agent.

4.8.3.   Entries  Binding.  The entries  made in the Register and each Loan  Account  shall  constitute  rebuttably presumptive  evidence of the  information  contained  therein;  provided,  however,  that if a copy of  information contained  in the Register or any Loan  Account is provided to any Person,  or any Person  inspects the Register or any Loan  Account,  at any time or from time to time,  then the  information  contained in the Register or the Loan
Account,  as applicable,  shall be conclusive and binding on such Person for all purposes  absent  manifest  error, unless  such  Person  notifies  Agent in writing  within 30 days after such  Person's  receipt of such copy or such
Person's inspection of the Register or Loan Account of its intention to dispute the information contained therein.

4.9.     Gross Up for Taxes.  If  Borrowers  shall be  required by  Applicable  Law to withhold or deduct any Taxes from or in respect of any sum  payable  under  this  Agreement  or any of the other  Loan  Documents,  (a) the  sum payable to Agent or such  Lender  shall be  increased  as may be  necessary  so that,  after  making  all  required withholding or  deductions,  Agent or such Lender (as the case may be) receives an amount equal to the sum it would have received had no such  withholding  or  deductions  been made,  (b) Borrowers  shall make such  withholding  or deductions,  and (c) Borrowers  shall pay the full amount withheld or deducted to the relevant  taxation  authority or other authority in accordance with Applicable Law.

4.10.    Withholding  Tax  Exemption.  At least 5 Business  Days prior to the first date on which  interest or fees are payable  hereunder for the account of any Foreign  Lender,  such Foreign  Lender agrees that it will deliver to
Borrowers and Agent 2 duly completed  copies of United States  Internal  Revenue  Service Form W-8BEN or W-8ECI (or
any subsequent  replacement  substitute or form  therefor),  certifying in either case that such Lender is entitled to receive  payment  under this  Agreement  and its Note without  deduction  or  withholding  of any United  States federal  income  taxes.  Each Foreign  Lender  which  so delivers  a Form W-8BEN or W-8ECI  further  undertakes  to deliver to Borrowers  and Agent 2 additional  copies of such form (or a successor  form) on or before the date that such form expires  (currently,  3 successive  calendar years for Form W-8BEN and one calendar year for Form W-8ECI)
or becomes  obsolete or after the  occurrence of any event  requiring a change in the most form so delivered by it, and such  amendments  thereto or  extensions  or renewals  thereof as may be  reasonably  requested by Borrowers or
Agent, in each case,  certifying that such Foreign  Lender is entitled to receive payments under this Agreement and its Notes without  deduction or withholding of any United States federal income taxes,  unless an event  (including any  change  in  treaty,  law or  regulation)  has  occurred  prior to the date on which  any such  delivery  would otherwise  be required  that renders all such forms  inapplicable  or that would  prevent such Foreign  Lender from duly  completing and  delivering any such form with respect to it and such Lender advises  Borrowers and Agent that it is not capable of receiving  payments  without any  deduction or  withholding  of United States  federal  income taxes.

         4.11.    Nature and Extent of Each Borrower's Liability.

                  4.11.1.  Joint  and  Several  Liability.  Each  Borrower  shall be  liable  for,  on a joint  and several  basis,  and hereby  guarantees  the timely  payment by all other  Borrowers of, all of the Loans and other
Obligations,  regardless  of  which  Borrower  actually  may  have  received  the  proceeds  of any  Loans or other extensions  of credit  hereunder  or the amount of such Loans  received  or the manner in which Agent or any Lender accounts for such Loans or other  extensions of credit on its books and records,  it being  acknowledged and agreed that Loans to any Borrower  inure to the mutual  benefit of all Borrowers and that Agent and Lenders are relying on the joint  and  several  liability  of  Borrowers  in  extending  the  Loans  and  other  financial  accommodations hereunder.  Each Borrower hereby  unconditionally  and irrevocably agrees that upon default in the payment when due
(whether at stated  maturity,  by  acceleration  or otherwise) of any principal of, or interest owed on, any of the
Loans or other Obligations, such Borrower shall forthwith pay the same, without notice or demand.

                  4.11.2.  Unconditional  Nature  of  Liability.   Each  Borrower's  joint  and  several  liability
hereunder  with  respect  to, and  guaranty  of,  the Loans and other  Obligations  shall,  to the  fullest  extent permitted by  Applicable  Law, be  unconditional  irrespective  of (i) the validity,  enforceability,  avoidance or subordination  of any of the Obligations or of any promissory note or other document  evidencing all or any part of the  Obligations,  (ii) the absence of any attempt to collect any of the Obligations  from any other Obligor or any
Collateral or other security  therefor,  or the absence of any other action to enforce the same,  (iii) the waiver, consent,  extension,  forbearance  or  granting  of any  indulgence  by Agent or any  Lender  with  respect  to any provision of any instrument  evidencing or securing the payment of any of the  Obligations,  or any other agreement now or hereafter  executed by any other  Borrower and  delivered to Agent or any Lender,  (iv) the failure by Agent to take any steps to perfect or maintain  the  perfected  status of its  security  interest in or Lien upon,  or to preserve  its rights to, any of the  Collateral  or other  security  for the payment or  performance  of any of the
Obligations  or Agent's  release of any  Collateral  or of its Liens upon any  Collateral,  (v) Agent's or Lenders'
election,  in any proceeding  instituted  under the Bankruptcy  Code, for the application of Section  1111(b)(2) of
the  Bankruptcy  Code,  (vi)  any  borrowing  or  grant  of  a  security   interest  by  any  other  Borrower,   as
debtor-in-possession  under Section 364 of the Bankruptcy  Code,  (vii) the release or  compromise,  in whole or in part,  of the  liability  of any  Obligor  for the  payment  of any of the  Obligations,  (viii) any  amendment  or modification  of any of the Loan  Documents  or waiver of any  Default  or Event of  Default  thereunder,  (ix) any increase in the amount of the Obligations  beyond any limits imposed herein or in the amount of any interest,  fees or other charges payable in connection  therewith,  or any decrease in the same, (x) the disallowance of all or any portion of Agent's or any Lender's  claims for the  repayment of any of the  Obligations  under  Section 502 of the
Bankruptcy Code, or (xi) any other  circumstance  that might  constitute a legal or equitable  discharge or defense of any Borrower.  At any time an Event of Default exists,  Agent may proceed  directly and at once,  without notice to any Obligor,  against any or all of Obligors to collect and recover all or any part of the Obligations,  without first  proceeding  against  any other  Obligor or against  any  Collateral  or other  security  for the  payment or performance of any of the  Obligations,  and each Borrower waives any provision that might otherwise  require Agent under  Applicable Law to pursue or exhaust its remedies  against any Collateral or Obligor before pursuing  another
Obligor.  Each  Borrower  consents  and agrees  that Agent  shall be under no  obligation  to marshal any assets in favor of any Obligor or against or in payment of any or all of the Obligations.

                  4.11.3.  No Reduction in Liability  for  Obligations.  No payment or payments  made by an Obligor or  received  or  collected  by Agent or  Lenders  from a Borrower  or any other  Person by virtue of any action or proceeding or any setoff or  appropriation  or  application  at any time or from time to time in reduction of or in payment of the  Obligations  shall be deemed to modify,  reduce,  release or otherwise  affect the liability of any
Borrower  under this  Agreement,  each of whom shall  remain  jointly  and  severally  liable for the  payment  and performance  of all Loans and  other  Obligations  until the  Obligations  are paid in full and this  Agreement  is terminated.

                  4.11.4.  Contribution.  Each Borrower is  unconditionally  obligated to repay the  Obligations as a joint and several  obligor under this Agreement.  If, as of any date, the aggregate  amount of payments made by a
Borrower  on  account of the  Obligations  and  proceeds  of such  Borrower's  Collateral  that are  applied to the
Obligations  exceeds the  aggregate  amount of Loan proceeds  actually used by such Borrower in its business  (such excess  amount  being  referred to as an  "Accommodation  Payment"),  then each of the other  Borrowers  (each such
Borrower being referred to as a "Contributing  Borrower") shall be obligated to make  contribution to such Borrower
(the  "Paying  Borrower")  in an  amount  equal  to (A)  the  product  derived  by  multiplying  the  sum  of  each
Accommodation  Payment of each Borrower by the  Allocable  Percentage  of the Borrower  from whom  contribution  is sought less (B) the amount, if any, of the then outstanding  Accommodation  Payment of such  Contributing  Borrower
(such last  mentioned  amount which is to be subtracted  from the aforesaid  product to be increased by any amounts theretofore  paid by such  Contributing  Borrower by way of  contribution  hereunder,  and to be  decreased  by any amounts theretofore received by such Contributing Borrower by way of contribution  hereunder);  provided,  however, that a Paying  Borrower's  recovery of  contribution  hereunder from the other  Borrowers  shall be limited to that amount  paid by the Paying  Borrower in excess of its  Allocable  Percentage  of all  Accommodation  Payments  then outstanding  of all  Borrowers.  As used  herein,  the  term  "Allocable  Percentage"  shall  mean,  on any date of determination  thereof,  a fraction  the  denominator  of which shall be equal to the number of  Borrowers  who are parties  to this  Agreement  on such date and the  numerator  of which  shall be 1;  provided,  however,  that such percentages  shall be  modified  in the event  that  contribution  from a  Borrower  is not  possible  by reason of insolvency,  bankruptcy or otherwise by reducing such Borrower's  Allocable  Percentage  equitably and by adjusting the  Allocable  Percentage  of the  other  Borrowers  proportionately  so that  the  Allocable  Percentages  of all
Borrowers at all times equals 100%.

                  4.11.5.  Subordination.  Each Borrower  hereby  subordinates  any claims,  including any right of payment,  subrogation,  contribution  and indemnity,  that it may have from or against any other  Obligor,  and any successor or assign of any other  Obligor,  including  any  trustee,  receiver or  debtor-in-possession,  howsoever arising,  due or owing or whether  heretofore,  now or  hereafter  existing,  to the  payment in full of all of the
Obligations.

Section 5.        TERM AND TERMINATION OF COMMITMENTS

5.1.     Term of  Commitments.  Subject  to each  Lender's  right to cease  making  Loans and other  extensions  of credit to  Borrowers  when any  Default  or Event of  Default  exists or upon  termination  of the  Commitments  as provided  in Section 5.2 hereof,  the  Commitments  shall be in effect for a period of 3 years from the date hereof through the close of business on June 6, 2006 (the "Term").

5.2.     Termination.

5.2.1.   Termination  by Agent.  Agent may (and upon the direction of the Required  Lenders,  shall)  terminate the
Commitments without notice at any time an Event of Default exists;  provided,  however,  that the Commitments shall automatically terminate as provided in Section 11.2 hereof.

5.2.2.   Termination  by Borrowers.  Upon at least 60 days prior written  notice to Agent,  Borrowers may, at their option,  terminate the Commitments;  provided,  however,  no such termination by Borrowers shall be effective until
Borrowers  have  satisfied  all of the  Obligations.  Any  notice  of  termination  given  by  Borrowers  shall  be irrevocable  unless Agent otherwise  agrees in writing.  Borrowers may elect  to terminate the Commitments in their entirety only. No section of this  Agreement,  Type of Loan available  hereunder or Commitment may be terminated by
Borrowers singly.

5.2.3.   Reserved.

5.2.4.   Effect  of  Termination.  On  the  effective  date  of  termination  of the  Commitments  by  Agent  or by
Borrowers,  all of the  Obligations  shall be  immediately  due and payable and Lenders shall have no obligation to make  any  Loans  and  Fleet  shall  have no  obligation  to  procure  any  Letters  of  Credit.  All undertakings, agreements,  covenants,  warranties and representations of Borrowers contained in the Loan Documents  shall survive any such  termination  and Agent shall retain its Liens in the  Collateral and all of its rights and remedies under the Loan Documents  notwithstanding  such termination  until Borrowers  has satisfied  the Obligations to Agent and
Lenders,  in full, and Agent and Lenders have received from Obligors a full release of  Indemnified  Claims in form and substance  satisfactory to Agent. For purposes of this Agreement,  the Obligations  shall not be deemed to have been  satisfied  until all  Obligations  for the payment of money have been paid to Agent in same day funds and all
Obligations that are at the time in question  contingent  (including,  all LC Outstandings  that exist by virtue of an  outstanding  Letter of  Credit)  have been  fully cash  collateralized  in an amount  equal to 105% of the face amount of all  Letters of Credit or Agent has  received  as  beneficiary  a direct pay letter of credit in form and from an  issuing  bank  acceptable  to Agent and  providing  for  direct  payment  to Agent of all such  contingent
Obligations  at the time  they  become  fixed  (including  reimbursement  of  all sums  paid by Agent  under any LC
Support).  Notwithstanding  the payment  in full of the  Obligations,  Agent shall not be required to terminate its security  interests  in any of the  Collateral  unless,  with  respect to any loss or damage  Agent  may incur as a result of the  dishonor or return of any  Payment  Items  applied to the  Obligations,  Agent  shall have  received either (i) a written  agreement,  executed by Borrowers and  any Person  deemed  financially  responsible  by Agent whose loans or other  advances to Borrowers are used in whole or in part to satisfy  the Obligations,  indemnifying
Agent and Lenders  from any such loss or damage or (ii) such  monetary  reserves  and Liens on the  Collateral  for such period of time as Agent,  in its reasonable  discretion,  may deem necessary to protect Agent and Lenders from any such  loss or damage.  The  provisions  of Sections 2.4, 2.7, 2.8, 2.9, 4.5, 4.9 and this Section 5.2.4 and all obligations  of  Borrowers  to indemnify  Agent or any Lender  pursuant to this  Agreement or any of the other Loan
Documents, shall in all events survive any termination of the Commitments.

Section 6.        COLLATERAL

6.1.     Grant of Security  Interest.  To secure the prompt  payment  and  performance  of all of  the Obligations, each Borrower hereby grants to Agent, for the benefit of Secured  Parties,  a continuing  security  interest in and
Lien upon all personal property of such Borrower,  whether now owned or existing or hereafter created,  acquired or arising and wheresoever located:

                           (i)      all Accounts Collateral;

                           (ii)     all Goods, including all Inventory and Equipment;

                           (iii)    all Instruments;

                           (iv)     all Chattel Paper;

                           (v)      all Documents;

                           (vi)     all General Intangibles;

                           (vii)    all Deposit Accounts;

                           (viii)   all  Investment  Property (but excluding any portion  thereof that  constitutes
         Margin Stock unless otherwise expressly provided in any Security Documents);

                           (ix)     all Letter-of-Credit Rights;

                           (x)      all monies now or at any time or times  hereafter  in the  possession  or under the  control  of  Agent or a Lender  or a  bailee  or  Affiliate  of  Agent  or a  Lender,  including  any
         Cash Collateral in the Cash Collateral Account;

                           (xi)     all accessions to,  substitutions for and all  replacements,  products and cash and non-cash proceeds of (i) through (x) above,  including proceeds of and unearned premiums  with respect to insurance  policies  insuring any of the  Collateral  and claims against any Person for loss of, damage to or destruction of any of the Collateral; and

                           (xii)    all books and records (including customer lists, files, correspondence,  tapes, computer programs,  print-outs,  and other computer materials and records) of such Borrower  pertaining to any of (i) through (xi) above.

6.2.     Lien on Deposit  Accounts.  As additional  security for the payment and  performance  of  the Obligations, each Borrower hereby grants to Agent, for the benefit of Secured  Parties,  a continuing  security  interest in and
Lien upon, and hereby  collaterally  assigns to Agent, all of such Borrower's  right,  title and interest in and to each Deposit  Account of such  Borrower and in and to any deposits or other sums at any time  credited to each such
Deposit  Account,  including any sums in any blocked  account or any special lockbox account and in the accounts in which sums are  deposited.  In connection  with the  foregoing,  each Borrower  hereby  authorizes and directs each such bank or other  depository to pay or deliver to Agent  upon its written  demand  therefor made at any time upon the  occurrence and during the  continuation  of  an Event of  Default and without  further notice to such Borrower
(such notice  being hereby  expressly  waived),  all balances in each Deposit  Account  maintained by such Borrower with  such  depository  for  application  to  the Obligations  then  outstanding,  and the  rights  given  Agent in this Section  shall be  cumulative  with and  in addition  to  Agent's  other  rights  and  remedies  in  regard to the foregoing  Property as  proceeds  of  Collateral.  Each  Borrower  hereby  irrevocably  appoints  Agent as such
Borrower's  attorney-in-fact  to collect any and all such  balances to the extent any  such payment  is not made to
Agent by such bank or other depository after demand thereon is made by Agent pursuant hereto.

6.3.     Other  Collateral.  In  addition  to  the  items  of  Property  referred  to  in  Section 6.1  above,  the
Obligations  shall also be secured by the Cash  Collateral to the extent provided herein and all of the other items of Property from time to time described in any of the Security Documents as security for any of the Obligations.

6.4.     No  Assumption  of  Liability.  The security  interest  granted  pursuant to this  Agreement is granted as security  only and shall not  subject  Agent or any  Lender to, or in any way alter or  modify,  any obligation  of liability of Borrowers with respect to or arising out of the Collateral.

6.5.     Lien Perfection;  Further  Assurances.  Promptly after Agent's request  therefor,  Borrowers shall execute or  cause  to be  executed  and  deliver  to Agent  such  instruments,  assignments,  title  certificates  or other documents as are necessary  under the UCC or other  Applicable  Law (including  any motor vehicle  certificates  of title act) to perfect (or continue the  perfection  of) Agent's Lien upon the  Collateral and shall take such other action as may be  requested  by Agent to give  effect to or carry out the intent and  purposes  of  this Agreement.
Unless prohibited by Applicable Law, each Borrower hereby  irrevocably  authorizes Agent to execute and file in any jurisdiction  any financing  statement  or  amendment  thereto  on  such  Borrower's  behalf,  including  financing statements  that indicate the  Collateral  (i) as all assets or all personal  property of such Borrower or words to similar effect or (ii) as being of equal or lesser scope,  or with greater or lesser  detail,  than as set forth in this Section 6.  Each Borrower also hereby ratifies its  authorization  for Agent to have filed in any jurisdiction any like  financing  statement or amendment  thereto if filed prior to the date  hereof.  The parties  agree that a carbon,  photographic or  other reproduction of this Agreement shall be sufficient as a financing statement and may be filed in any appropriate office in lieu thereof.

6.6.     Foreign  Subsidiary Stock.  Notwithstanding  anything to the contrary set forth in Section 6.1  above, the types or items of Collateral described in such Section shall include only  sixty-six percent  (66%) of the stock of any Foreign Subsidiary.

Section 7.        COLLATERAL ADMINISTRATION

7.1.     General Provisions.

7.1.1.   Location of Collateral.  All tangible items of Collateral,  other than Inventory in transit,  shall at all times be kept by  Borrowers  at one or more of the business  locations  of  Borrowers  set forth in  Schedule 7.1.1 hereto and shall not be moved therefrom,  without the prior written  approval of Agent,  except that in the absence of an Event of Default and acceleration of the maturity of  the Obligations in consequence  thereof,  Borrowers may
(i) make sales or other  dispositions  of any Collateral to the extent  authorized by  Section 9.2.10  hereof,  and
(ii) move  Inventory or Equipment or any record relating to any Collateral to a location in the United States other than those shown on  Schedule 7.1.1  hereto so long as Borrowers have given Agent at least  30 Business  Days prior written  notice of such new location or, with  respect to work in process  Inventory,  to the location of any third party  processor.  Notwithstanding  anything to the contrary  contained in this  Agreement,  Borrowers shall not be permitted to keep,  store or otherwise  maintain any Collateral at any location  (including any location  described in  Section 7.1.1),  unless (i) a Borrower is the owner of such location,  (ii) a Borrower leases such location and the landlord has executed in favor of Agent a Lien Waiver,  or (iii) the  Collateral  consists of Inventory  placed with  a warehouseman,  bailee or processor,  Agent has received from such warehouseman,  bailee or processor a Lien
Waiver and, to the extent  determined  necessary by Agent in its sole  discretion,  an appropriate  UCC-1 financing statement has been filed with the appropriate  Governmental Authority  in the jurisdiction where such warehouseman, bailee or  processor  is located in order to perfect,  or to maintain  the  uninterrupted  perfection  of,  Agent's security interest in such Inventory.

7.1.2.   Insurance of Collateral;  Condemnation  Proceeds.  Each Borrower shall maintain and pay for insurance upon all Collateral,  wherever located,  covering casualty,  hazard, public liability,  theft,  malicious mischief,  and such other  risks in such  amounts and with such  insurance  companies  as are  reasonably  satisfactory  to Agent.
Schedule 7.1.2  describes  all  insurance of Borrowers in effect on the date  hereof.  All proceeds  payable  under each such  policy  shall be payable to Agent for  application  to  the Obligations.  Borrowers  shall  deliver  the originals  or certified  copies of such  policies to Agent with  satisfactory  lender's  loss payable  endorsements
reasonably   satisfactory  to  Agent  naming  Agent  as  sole  loss  payee,  assignee  or  additional  insured,  as appropriate.  Each policy of insurance or  endorsement  shall  contain a clause  requiring  the insurer to give not less  than 30 days  prior  written  notice to Agent in the  event of  cancellation  of the  policy  for any  reason whatsoever  and a clause  specifying  that the interest of Agent shall not be impaired or invalidated by any act or neglect of any  Borrower or the owner of the  Property or by the  occupation  of the  premises  for  purposes  more hazardous  than are permitted by said policy.  If any Borrower fails to provide and pay for such  insurance,  Agent may, at its option,  but shall not be required to, procure the same and charge  Borrowers  therefor.  Each Borrower agrees to deliver to Agent,  promptly  as  rendered,  true  copies of all reports  made in any  reporting  forms to insurance  companies.  For so long as no Event of Default  exists,  each  Borrower  shall have the right to settle, adjust and  compromise  any claim with respect to any  insurance  maintained  by such  Borrower  provided  that all proceeds  thereof are applied in the manner  specified in this Agreement,  and Agent agrees promptly to provide any necessary  endorsement  to any checks or drafts  issued in payment of any such claim.  At any time that an Event of
Default exists, only Agent shall be authorized to settle,  adjust and compromise such claims,  Agent shall have all rights and remedies  with respect to  such policies  of  insurance  as are provided for in this  Agreement  and the other Loan Documents.

7.1.3.   Protection  of  Collateral.  All  expenses  of  protecting,  storing,  warehousing,   insuring,  handling,
maintaining and shipping any  Collateral,  all Taxes imposed under any Applicable Law on any of  the Collateral  or in respect of the sale thereof,  and all other payments  required to be made by Agent to any Person to realize upon any  Collateral  shall be borne and paid by Borrowers.  Agent shall not be liable or responsible in any way for the safekeeping of any of the Collateral or for any loss or damage thereto  (except for reasonable  care in the custody thereof while  any Collateral is in Agent's actual  possession) or for any diminution in the value thereof,  or for any act or default of any  warehouseman,  carrier,  forwarding  agency,  or other Person  whomsoever,  but the same shall be at Borrowers' sole risk.

7.1.4.   Defense of Title to  Collateral.  Each  Borrower  shall at all times defend such  Borrower's  title to the
Collateral  and  Agent's  Liens  therein  against all  Persons  and all claims and  demands  whatsoever  other than
Permitted Liens.

7.2.     Administration of Accounts.

7.2.1.   Records and  Schedules  of  Accounts.  Each  Borrower  shall keep  accurate  and  complete  records of its
Accounts and all payments and  collections  thereon and shall submit to Agent on such periodic basis as Agent shall request a sales and collections  report for the preceding  period,  in form  satisfactory  to Agent.  Each Borrower shall  also  provide  to Agent on or before  the 30th day of each  month,  a  detailed  aged  trial  balance of all
Accounts existing as of the last day of the preceding month,  specifying the names,  addresses,  face value,  dates of invoices  and due dates for each Account  Debtor  obligated on an Account so listed  ("Schedule  of  Accounts"), and, upon Agent's request therefor,  copies of proof of delivery and a copy of all documents,  including  repayment histories and present status reports  relating to the Accounts so scheduled and such other matters and  information relating to the status of then existing Accounts as Agent  shall reasonably  request.  In addition,  if Accounts in an  aggregate  face amount in excess of  $1,000,000  cease to be Eligible  Accounts in whole or in part,  Borrowers shall notify Agent of such  occurrence  promptly  (and in any event  within 2 Business  Days) after any  Borrower's having  obtained  knowledge  of such  occurrence  and  the Borrowing  Base shall  thereupon  be adjusted to reflect such occurrence.  Upon  Agent's  request  therefor,  each  Borrower  shall  deliver to Agent  copies of invoices or invoice registers related to all of its Accounts.

7.2.2.   Discounts,  Disputes and Returns.  If any Borrower  grants any  discounts,  allowances or credits that are not shown on the face of the  invoice  for the  Account  involved,  such  Borrower  shall  report  such  discounts, allowances  or  credits,  as the case may be to Agent as part of the next  required  Schedule of  Accounts.  If any amounts due and owing in excess of $500,000 are in dispute between any Borrower and any Account  Debtor,  or if any returns are made in excess of $500,000  with respect to any Accounts  owing from an Account  Debtor,  such Borrower shall  provide  Agent with  written  notice  thereof at the time of  submission  of the next  Schedule of Accounts, explaining  in detail  the  reason  for the  dispute  or  return,  all  claims  related  thereto  and the amount in controversy.  At any time an Event of Default  exists,  Agent shall have the right to settle or adjust all disputes and claims  directly  with the Account  Debtor and to  compromise  the amount or extend the time for payment of any
Accounts  comprising a part of the Collateral  upon such terms and conditions as Agent may deem  advisable,  and to charge the deficiencies, costs and expenses thereof, including attorneys' fees, to Borrowers.

7.2.3.   Taxes.  If an  Account  of any  Borrower  includes  a charge  for any Taxes  payable  to  any Governmental
Authority,  Agent is authorized,  in its sole discretion,  to pay the amount thereof to the proper taxing authority for the account of such  Borrower  and to charge  Borrower  therefor;  provided, however,  that  neither  Agent nor
Lenders shall be liable for any Taxes that may be due by Borrowers.

7.2.4.   Account  Verification.  Whether  or not a Default  or an Event of  Default  exists,  Agent shall  have the right at any time, in the name of Agent,  any designee of Agent or any Borrower to verify  the validity,  amount or any other matter relating to any Accounts of such Borrower by mail,  telephone,  telegraph or otherwise.  Borrowers shall cooperate fully with Agent in an effort to facilitate and promptly conclude any such verification process.

7.2.5.   Maintenance of Dominion  Account.  Borrowers  shall maintain a Dominion  Account  pursuant to a lockbox or other  arrangement  acceptable to Agent and, in the case of such  Dominion  Account and lockbox  arrangement,  with such bank as may be selected by Borrowers and be acceptable  to Agent.  Borrowers  shall issue to each such lockbox bank an  irrevocable  letter of  instruction  directing  such bank to deposit  all  payments  or other  remittances received in the lockbox to the Dominion  Account.  Borrowers  shall enter into agreements,  in form satisfactory to
Agent, with each bank at which a Dominion Account  is maintained by which such bank shall  immediately  transfer to the Payment Account all monies  deposited to the Dominion  Account.  All funds  deposited in each Dominion  Account shall be subject to Agent's  Lien.  Borrowers  shall  obtain  the  agreement  (in favor of and in form and  content satisfactory  to Agent and  Lenders)  by each bank at which a Dominion  Account is  maintained  to waive any offset rights  against  the funds  deposited  into such  Dominion  Account,  except  offset  rights in  respect of charges incurred in the  administration of such Dominion  Account.  Neither Agent nor Lenders assume any  responsibility to
Borrowers for such lockbox  arrangement  or Dominion  Account,  including any claim of accord and  satisfaction  or release with respect to deposits accepted by any bank thereunder.

7.2.6.   Collection of Accounts and Proceeds of Collateral.  To expedite  collection,  each Borrower shall endeavor in the first  instance to make  collection of such  Borrower's  Accounts for Agent and Lenders.  All Payment  Items
received by any Borrower in respect of its Accounts,  together with the proceeds of any other Collateral,  shall be held by such Borrower as trustee of an express trust for Agent's benefit;  such Borrower shall immediately  deposit same in kind in the  Dominion  Account;  and Agent may remit such  proceeds  to  Lenders  for  application  of such proceeds to the  Obligations  in the manner  authorized  by this  Agreement.  Agent  retains the right at all times that  a Default or an Event of Default  exists to notify  Account  Debtors of any Borrower  that Accounts have been assigned  to Agent and to collect  Accounts  directly in its own name and to  charge to  Borrowers  the  collection costs and expenses incurred by Agent or Lenders, including reasonable attorneys' fees.

7.3.     Administration of Inventory.

7.3.1.   Records  and  Reports  of  Inventory.  Each  Borrower  shall keep  accurate  and  complete  records of its
Inventory  and shall furnish  Agent and Lenders  inventory  reports  respecting  such  Inventory in form and detail satisfactory  to Agent and  Lenders at such times as Agent and Lenders  may  request,  but so long as no Default or
Event of Default  exists,  no more  frequently  than once each month.  Each  Borrower  shall,  at its own  expense, conduct a physical  inventory  (or a cycle count  certified by  Borrower's  firm of  independent  certified  public accountants)  no less  frequently  than  annually  and  periodic  cycle  counts  consistent  with  such  Borrower's historical  practices and  shall provide  to Agent and Lenders a report based on each such  physical  inventory and cycle count promptly after completion thereof,  together with such supporting  information as Agent shall  request.
Agent may participate in and observe each physical count or inventory,  which  participation shall be at Borrowers'
expense at any time that an Event of Default exists.

7.3.2.   Returns of Inventory.  No Borrower shall return any of its Inventory to a supplier or vendor  thereof,  or any other Person,  whether for cash,  credit  against  future  purchases or then existing  payables,  or otherwise, unless (i) such return is in the Ordinary Course of Business of such Borrower and  such Person;  (ii) no Default or
Event of  Default  exists or would  result  therefrom;  (iii) the  return of  such Inventory  will not result in an
Out-of-Formula  Condition;   (iv) such  Borrower  promptly  notifies  Agent  thereof  if  the  aggregate  Value  of all Inventory  returned  in  any  month  exceeds  $1,000,000;  and  (v) any  payments  received  by  such  Borrower in connection with any such return are promptly turned over to Agent for application to the Obligations.

7.3.3.   Acquisitions of Inventory.  No Borrower shall acquire or accept any Inventory  on consignment  or approval and will use its best efforts to insure that all Inventory  that is produced in  the United  States of America will be produced in accordance with the FLSA.

7.4.     Administration of Equipment.

7.4.1.   Records and Schedules of Equipment.  Each Borrower  shall keep accurate  records  itemizing and describing the  kind,  type,  quality,  quantity  and cost of its  Equipment  and all  dispositions  made in  accordance  with
Section 7.4.2  hereof,  and shall  furnish  Agent and Lenders  with a current  schedule  containing  the  foregoing information  upon request by Agent.  Promptly  after request  therefor by Agent,  Borrowers  shall deliver to Agent and Lenders any and all evidence of ownership, if any, of any of the Equipment.

7.4.2.   Dispositions  of Equipment.  No Borrower will sell,  lease or otherwise  dispose of or transfer any of the
Equipment or any part thereof  without the prior written  consent of Agent;  provided, however,  that the foregoing restriction  shall not apply,  for so long as no Default or Event of Default  exists,  to (i)  dispositions  of any
Equipment that is owned on the Closing Date by any Foreign  Subsidiary,  (ii)  dispositions of Equipment  which, in the aggregate  during any consecutive  12-month period,  has a fair market value or book value,  whichever is more, of $1,000,000 or less,  provided that all Net  Disposition  Proceeds  thereof are remitted to Agent for application to the  Obligations,  or  (iii) replacements  of Equipment  that  is substantially  worn,  damaged or obsolete with
Equipment of like kind, function and value,  provided that the replacement  Equipment shall be acquired prior to or concurrently  with any  disposition of the Equipment that is to be replaced,  the  replacement  Equipment  shall be free and clear of Liens other than  Permitted  Liens that are not Purchase  Money Liens,  and Borrowers  shall have given Agent at least 10 days prior written notice of such disposition.

7.4.3.   Condition of  Equipment.  The  Equipment is in good  operating  condition  and repair,  and all  necessary replacements  of and repairs  thereto  shall be made so that the value and  operating  efficiency  of the Equipment shall be  maintained  and  preserved,  reasonable  wear and tear  excepted.  Each  Borrower  shall  ensure that the
Equipment  shall be  mechanically  and  structurally  sound,  capable of  performing  the  functions  for which the
Equipment  was  originally   designed,   in  accordance   with  the   manufacturer's   published  and   recommended
specifications.  No  Borrower will  permit any of the Equipment to become  affixed to any real  Property  leased to such Borrower so that an interest arises therein under the real estate laws of the applicable  jurisdiction  unless the landlord of such real  Property has  executed a landlord  waiver or leasehold  mortgage in favor of and in form acceptable  to Agent,  and no Borrower  will permit any of the  Equipment  to become an  accession  to any personal
Property that is subject to a Lien unless the Lien is a Permitted Lien.

7.5.     Borrowing  Base  Certificates.  On the Closing  Date and on or before the third  Business Day of each week after the Closing  Date, and at such other times as Agent may request,  Borrowers shall deliver to Agent (and Agent shall, on request from a Lender,  promptly deliver to such Lender) a Borrowing Base Certificate  prepared as of the close of business of the previous  week and as of such other  periods as Agent may  request.  All  calculations  of
Availability  in  connection  with any  Borrowing  Base  Certificate  shall  originally  be made by  Borrowers  and certified  by a Senior  Officer to Agent,  provided  that Agent shall have the right to review and  adjust,  in the exercise of its  reasonable  credit  judgment,  any such  calculation  (i) to  reflect its  reasonable  estimate of declines in value of any of the Collateral  described  therein and (ii) to the extent that such  calculation is not in accordance  with this Agreement or does not accurately  reflect the amount of the  Availability  Reserve.  In no event shall the  Borrowing  Base be deemed to exceed the amount of the Borrowing  Base shown on the Borrowing  Base
Certificate  last  received by Agent prior to such date,  as such  Borrowing  Base  Certificate  may be adjusted by
Agent as herein authorized.

Section 8.        REPRESENTATIONS AND WARRANTIES

8.1.     General  Representations  and Warranties.  To induce Agent and Lenders to enter into this Agreement and to make available the Commitments, each Borrower warrants and represents to Agent and Lenders that:

8.1.1.   Organization  and  Qualification.  Each Borrower and each of its Subsidiaries is an entity duly organized, validly  existing and in good standing under the laws of the  jurisdiction of its  organization.  Each Borrower and each of its  Subsidiaries is duly qualified and is authorized to do business and is in  good standing  as a foreign corporation  in  each  state  or  jurisdiction  listed  on  Schedule 8.1.1  hereto  and in  all  other  states  and jurisdictions  in which the failure of such  Borrower or any of such  Subsidiaries  to be so  qualified  would have a Material Adverse Effect.

8.1.2.   Power and  Authority.  Each  Borrower and each of its  Subsidiaries  is duly  authorized  and empowered to enter into,  execute,  deliver and perform this  Agreement  and each of the other Loan  Documents  to which it is a party.  The  execution,  delivery and  performance of this Agreement and each of the other Loan Documents have been duly  authorized by all necessary  action and do not and will not (i) require any consent or approval of any of the holders of the Equity  Interests  of any  Borrower or any of its  Subsidiaries;  (ii) contravene  the  Organization
Documents  of any  Borrower  or any of  its  Subsidiaries;  (iii) violate,  or  cause  any  Borrower  or any of its
Subsidiaries  to be in default under,  any provision of any Applicable  Law,  order,  writ,  judgment,  injunction, decree,  determination  or award  in  effect  having  applicability  to any  Borrower  or any of its  Subsidiaries;
(iv) result  in a breach of or constitute a default  under any  indenture or loan or credit  agreement or any other agreement,  lease or instrument to which any Borrower or any of its  Subsidiaries  is a party or by which it or its
Properties  may be bound or affected that  involves a dollar  amount of  $1,000,000  or more; or (v) result  in, or require,  the creation or  imposition of any Lien (other than  Permitted  Liens) upon or with respect to any of the
Properties now owned or hereafter acquired by any Borrower or any of its Subsidiaries.

8.1.3.   Legally  Enforceable  Agreement.  This  Agreement is, and each of the other Loan  Documents when delivered
under  this  Agreement  will  be,  a  legal,  valid  and  binding  obligation  of  each   Borrower  and each of its
Subsidiaries  signatories thereto  enforceable  against them in accordance with  the respective  terms of such Loan
Documents,  except as the enforceability thereof may be limited by bankruptcy,  insolvency or other similar laws of general application affecting the enforcement of creditors' rights.

8.1.4.   Capital  Structure.  As of the date hereof,  Schedule 8.1.4  hereto  states  (i) the  correct name of each
Subsidiary,  its  jurisdiction of  incorporation  and the percentage of its Equity  Interests  having voting powers owned by each Person,  (ii) the name of each Borrower's  corporate Affiliates and the nature of the affiliation and
(iii) the  number of  authorized  and issued  Equity  Interests  (and  treasury  shares) of each  Borrower  and its
Subsidiaries.  Each  Borrower  has good title to all of the shares it  purports to own of the Equity  Interests  of each of its  Subsidiaries,  free and clear in each case of any Lien other than  Permitted  Liens.  All such  Equity
Interests  have  been  duly  issued  and are  fully  paid  and  non-assessable.  Since  the  date of the  financial statements of Borrowers  referred to in  Section 8.1.9  hereof,  Borrowers  have not made,  or obligated  itself to make,  any  Distribution.  There are no  outstanding  options to  purchase,  or any rights or warrants to subscribe for, or any commitments or agreements to issue or sell, or any Equity  Interests or obligations  convertible  into, or any powers of attorney  relating to,  shares of the capital  stock of any  Borrower or any of its  Subsidiaries.
Except as set forth on Schedule 8.1.4  hereto, there are no outstanding  agreements or instruments binding upon the holders of any Borrower's Equity Interests relating to the ownership of its Equity Interests.

8.1.5.   Corporate  Names.  During the 5-year period  preceding the date of this Agreement,  no Borrower nor any of its  Subsidiaries  has been known as or used any  corporate,  fictitious  or trade  names  except  those  listed on
Schedule 8.1.5  hereto.  Except as set forth on  Schedule 8.1.5,  no Borrower nor any of its  Subsidiaries has been the surviving  corporation of a merger or consolidation  or acquired all or substantially  all of the assets of any
Person.

8.1.6.   Business  Locations;  Agent for  Process.  As of the date  hereof,  the chief  executive  office and other places of business  of each  Borrower  and its  Subsidiaries  are as listed on  Schedule 7.1.1  hereto.  During the
5-year period  preceding the date of this  Agreement,  no Borrower nor any of its  Subsidiaries  has had an office, place of  business  or agent for  service of process  other  than as listed on  Schedule 7.1.1.  Except as shown on
Schedule 7.1.1  on the date  hereof,  no  Inventory  of any  Borrower  or any of its  Subsidiaries  is stored  with a bailee, warehouseman or similar Person, nor is any Inventory consigned to any Person.

8.1.7.   Title  to  Properties;  Priority  of  Liens.  Each  Borrower  and  each of its  Subsidiaries  has good and marketable  title to and fee simple ownership of, or valid and subsisting  leasehold  interests in, all of its real
Property,  and good title to all of its  personal  Property,  including  all Property  reflected  in the  financial statements  referred to in Section  8.1.9 or delivered  pursuant to Section  9.1.3,  in each case free and clear of all Liens except  Permitted  Liens.  Each Borrower has paid or discharged,  and has caused each of its Subsidiaries to pay and  discharge,  all lawful  claims  which,  if unpaid,  might become a Lien against any  Properties of such
Borrower  or  any  such Subsidiary  that  is  not a  Permitted  Lien.  The  Liens  granted  to  Agent  pursuant  to this Agreement  and the other Security  Documents are first priority Liens,  subject only to those  Permitted Liens which are expressly permitted by the terms of this Agreement to have priority over the Liens of Agent.

8.1.8.   Accounts.  Agent may rely, in determining  which  Accounts are Eligible  Accounts,  on all  statements and representations  made by Borrowers with respect to any Account.  Unless otherwise  indicated in writing to Agent or excluded by Borrowers in its calculation of the Borrowing Base in any Borrowing Base  Certificate,  with respect to each Account, each Borrower warrants that:

                           (i)      It is  genuine  and in all  respects  what  it  purports  to be,  and it is not evidenced by a judgment;

                           (ii)     It  arises  out  of  a  completed,   bona  fide  sale  and  delivery  of  goods
         or rendition of services by a Borrower in the Ordinary Course of Business and substantially  in accordance with the terms and conditions of all purchase  orders,  contracts or other documents  relating thereto and forming a part of the contract between a Borrower and the Account Debtor;

                           (iii)    It is for a  liquidated  amount  maturing  as stated in the  duplicate  invoice covering such sale or rendition of services,  a copy of which has been  furnished or is available to Agent on request;

                           (iv)     Such  Account,  and Agent's  security  interest  therein,  is not, and will not
         (by voluntary  act or omission of a Borrower) be in the future,  subject to any offset,  Lien,  deduction, defense,  dispute,  counterclaim or any other adverse condition except for disputes  resulting in returned goods  where the amount in  controversy  is deemed by Agent to be  immaterial,  and  each such  Account is absolutely owing to a Borrower and is not contingent in any respect or for any reason;

                           (v)      The contract  under which such Account  arose does not  condition or restrict a
         Borrower's  right to assign to Agent the right to payment  thereunder  unless such  Borrower  has obtained the  Account  Debtor's  consent  to  such  collateral  assignment  or  complied  with  any  conditions  to such assignment  (regardless of whether under the UCC or other  Applicable Law any such  restrictions  are ineffective to prevent the grant of a Lien upon such Account in favor of Agent);

                           (vi)     Such Borrower has not made any  agreement  with any Account  Debtor  thereunder for  any  extension,  compromise,  settlement  or  modification  of  any  such  Account  or  any deduction therefrom,  except  discounts  or  allowances  which are granted by a Borrower in  the Ordinary  Course of
         Business  for  prompt  payment  and which  are  reflected  in the  calculation  of the net  amount of each respective  invoice  related  thereto and are  reflected in the  Schedules of Accounts  submitted to Agent pursuant to Section 7.2.1 hereof;

                           (vii)    To the  best of such  Borrower's  knowledge,  there  are no  facts,  events  or occurrences  which are  reasonably  likely to impair the  validity or  enforceability  of such  Account or reduce the amount  payable  thereunder  from the face amount of the invoice and  statements  delivered  to
         Agent with respect thereto;

                           (viii)   To the  best  of such  Borrower's  knowledge,  the  Account  Debtor  thereunder
         (1) had the  capacity to contract at the time any  contract or other  document  giving rise to the Account was executed and (2) is Solvent; and

                           (ix)     To the best of such Borrower's  knowledge,  there are no proceedings or actions which are threatened or pending against any Account Debtor  thereunder and which are reasonably  likely to result in any material adverse change in such Account Debtor's  financial  condition or the collectibility of such Account.

8.1.9.   Financial  Statements;  Fiscal Year. The  Consolidated and  consolidating  balance sheets of Borrowers and such other Persons  described  therein  (including the accounts of all Subsidiaries of Borrowers for the respective periods  during  which a  Subsidiary  relationship  existed) as of April 26, 2003,  and the related  statements  of income,  changes in stockholder's  equity,  and changes in financial  position for the periods ended on such dates, have been  prepared in  accordance  with GAAP,  and present  fairly the  financial  positions of Borrowers and such
Persons at such dates and the results of Borrowers'  operations for such periods.  Since April 26, 2003,  there has been no material change in the condition,  financial or otherwise,  of Borrowers and such other Persons as shown on the  Consolidated  balance sheet as of such date and no material change in  the aggregate  value of Equipment owned by Borrowers or such other Persons,  except for a possible valuation adjustment on certain real property,  fixtures and Equipment with respect to Borrower's new building in Tampa,  Florida,  none of which  transactions  or changes, individually or in the aggregate has been materially adverse.

8.1.10.  Full Disclosure.  The financial  statements referred to in Section 8.1.9  hereof do not contain any untrue statement of a material  fact and neither this  Agreement  nor any other  written  statement  contains or omits any material fact necessary to make the statements  contained  herein or therein not  materially  misleading.  There is no fact or  circumstances  in  existence  on the date hereof  which any Borrower has failed to disclose to Agent in writing that may reasonably be expected to have a Material Adverse Effect.

8.1.11.  Solvent  Financial  Condition.  Each  Borrower  and each of its  Subsidiaries  is now Solvent  and,  after giving  effect to the Loans to be made  hereunder,  the Letters of Credit to be issued in  connection  herewith and the consummation of the other transactions  described in the Loan Documents,  Borrower and each of its Subsidiaries will be Solvent.

8.1.12.  Surety  Obligations.  Except as set forth on Schedule  8.1.12  hereto on the date hereof,  no Borrower nor any of its  Subsidiaries  is obligated as surety or indemnitor  under any surety or similar bond or other  contract issued or  entered  into any  agreement  to  assure  payment,  performance  or  completion  of  performance  of any undertaking or obligation of any Person.

8.1.13.  Taxes.  The FEIN of each of each  Borrower  and each of its  Subsidiaries  is as shown on  Schedule 8.1.13 hereto.  Each Borrower and each of its  Subsidiaries  has filed all federal,  state and local tax returns and other reports it is required by law to file and has paid,  or made  provision  for the payment of, all Taxes upon it, its income and  Properties as and when such Taxes are due and payable,  except to the extent being  Properly Contested.
The provision for Taxes on the books of each Borrower and each of its  Subsidiaries  are adequate for all years not closed by applicable statutes, and for its current Fiscal Year.

8.1.14.  Brokers.  There  are  no  claims  against  any  Borrower  for  brokerage  commissions,   finder's fees  or
investment  banking fees in connection  with the  transactions  contemplated  by this Agreement or any of the other
Loan Documents.

8.1.15.  Intellectual  Property.  Each Borrower and each of its  Subsidiaries  each owns or has the lawful right to use  all Intellectual  Property  necessary  for the present  and planned  future  conduct of  its business  without any conflict  with the  rights of  others;  there is no  objection  to, or pending  (or,  to Borrower's  knowledge, threatened)  Intellectual  Property Claim with respect to, any Borrower's or any of its Subsidiaries'  right to use any such  Intellectual  Property and such Borrower is not aware of any grounds for challenge or objection  thereto;
and, except as may be disclosed on  Schedule 8.1.15,  no Borrower nor any of its  Subsidiaries  pays any royalty or other  compensation to any Person for the right to use any  Intellectual  Property.  All such patents,  trademarks, service marks, tradenames,  copyrights,  licenses and other similar rights are listed on Schedule 8.1.15 hereto, to the extent they are registered  under any Applicable Law or are otherwise  material to any Borrower's or any of its
Subsidiaries' business.

8.1.16.  Governmental  Approvals.  Each  Borrower and each of its  Subsidiaries  has, and is in good  standing with respect to, all Governmental  Approvals  necessary to continue to conduct its business as heretofore or proposed to be  conducted  by it and to own or lease and  operate  its  Properties  as now owned or  leased by it,  except  for
Governmental  Approvals the failure to possess which could not be  reasonably  expected to have a Material  Adverse
Effect.

8.1.17.  Compliance  with  Laws.  Each  Borrower  and each of its  Subsidiaries  has duly  complied  with,  and its
Properties,  business  operations and leaseholds are in compliance in all material respects with, the provisions of all  Applicable  Law,  including  the  Sarbanes-Oxley  Act (except to the extent that any such  noncompliance  with
Applicable Law  could not  reasonably  be  expected  to have a  Material  Adverse  Effect)  and there  have been no citations,  notices or orders of  noncompliance  issued to any Borrower or any of its  Subsidiaries  under any such law,  rule or  regulation.  No  Inventory  has been  produced in  violation  of the FLSA.  With respect  to matters
arising  under  any  Environmental  Laws,   the representations  and  warranties  contained  in  the  Environmental
Certificate are true and correct on the date hereof.

8.1.18.  Burdensome  Contracts.  No Borrower  nor any of its  Subsidiaries  is a party or subject to any  contract, agreement,  or  charter  or other  corporate  restriction,  which has or  could be  reasonably  expected  to have a
Material  Adverse  Effect.  No  Borrower  nor any of  its Subsidiaries  is a party or  subject to  any  Restrictive
Agreements,  except as set forth on Schedule  8.1.18 hereto,  none of which prohibit  the execution  or delivery of any of the Loan  Documents by any Obligor or the  performance  by any Obligor of its  obligations  under any of the
Loan Documents to which it is a party, in accordance with the terms of such Loan Documents.

8.1.19.  Litigation.  Except as set forth on Schedule 8.1.19 hereto,  there are no actions,  suits,  proceedings or investigations  pending or, to the  knowledge of any Borrower,  threatened on the date hereof  against or affecting any Borrower or any of its Subsidiaries, or the business, operations,  Properties,  prospects, profits or condition of any  Borrower  or any of  its  Subsidiaries,  (i) which  relate  to  any  of the  Loan  Documents  or any of the transactions  contemplated  thereby  or  (ii) which,  if  determined  adversely  to  any  Borrower  or  any  of its
Subsidiaries,  could reasonably be expected to have a Material  Adverse Effect.  To the knowledge of each Borrower, no  Borrower  nor any of its  Subsidiaries  is in  default on the date  hereof  with respect  to any  order,  writ, injunction, judgment, decree or rule of any court, Governmental Authority or arbitration board or tribunal.

8.1.20.  No Defaults.  No event has occurred and no condition  exists which would,  upon or after the execution and delivery of this Agreement or any Borrower's  performance  hereunder,  constitute a Default or an Event of Default.
No Borrower nor any of its  Subsidiaries  is in default,  and no event has  occurred and no condition  exists which constitutes  or which with the passage of time or  the giving of notice or both would  constitute a default,  under any  Material  Contract  or in the  payment  of any Debt of a  Borrower  or a  Subsidiary  to any  Person for Money
Borrowed.

8.1.21.  Leases.  Schedule  8.1.21 hereto is a complete  listing of each  capitalized  and operating  lease of each
Borrower and each of its  Subsidiaries on the date hereof that constitutes a Material  Contract.  Each Borrower and each of its Subsidiaries is in substantial  compliance with all of the terms of each of its respective  capitalized and  operating  leases and there is no basis upon which the lessors under any such leases could  terminate  same or declare Borrower or any of its Subsidiaries in default thereunder.

8.1.22.  Pension Plans.  Except as disclosed on  Schedule 8.1.22  hereto,  no Borrower nor any of its  Subsidiaries has any Plan on the  date  hereof.  Each  Borrower  and each of its  Subsidiaries  is in full  compliance  with the requirements of ERISA and the regulations  promulgated  thereunder with respect to each Plan,  except to the extent such  non-compliance  could not reasonably be expected to have or result in a Material Adverse Effect in connection with any Plan.  No fact or  situation  that is  reasonably  likely to result in a  material  adverse  change in the financial  condition of any Borrower or any of its  Subsidiaries  exists in  connection  with any Plan. No Borrower nor any of its Subsidiaries has any withdrawal liability in connection with a Multi-employer Plan.

8.1.23.  Trade  Relations.  There exists no actual or threatened  termination,  cancellation  or limitation  of, or any materially adverse  modification or change in, the business  relationship between any Borrower and any customer or any group of customers  whose  purchases  individually  or in the aggregate are material to the business of such
Borrower,  or with any material supplier or group of suppliers,  and there exists no condition or state of facts or circumstances  which is  reasonably  likely  to have a  Material  Adverse  Effect  or  prevent  any  Borrower  from
conducting  such  business  after  the  consummation  of  the  transactions   contemplated  by  this  Agreement  in
substantially the same manner in which it has heretofore been conducted.

8.1.24.  Labor  Relations.   Except  as  described  on   Schedule 8.1.24   hereto,  no  Borrower  nor  any  of  its
Subsidiaries  is on the  date  hereof  a party  to or bound  by any  collective  bargaining  agreement,  management
agreement  or  consulting  agreement.  On  the  date  hereof,  there  are  no  material  grievances,   disputes  or
controversies  with any union or any other  organization of any Borrower's or any  Subsidiary's  employees,  or, to any Borrower's  knowledge,  any threats of strikes,  work stoppages or any asserted  pending demands for collective bargaining by any union or organization.

8.1.25.  Not a Regulated  Entity.  No Obligor is (i) an  "investment  company" or a "person  directly or indirectly controlled by or acting on behalf of an investment  company"  within the meaning of the  Investment  Company Act of
1940; (ii) a "holding  company," or a "subsidiary  company" of a "holding company," or an "affiliate" of a "holding company" or of a "subsidiary  company" of a "holding  company,"  within the meaning of the Public  Utility  Holding
Company Act of 1935; or (iii) subject  to regulation under the Federal Power Act, the Interstate  Commerce Act, any
public utilities code or any other Applicable Law regarding its authority to incur Debt.

8.1.26.  Margin  Stock.  No  Borrower  nor  any  of  its  Subsidiaries  is  engaged,  principally  or as one of its important  activities,  in the business of extending  credit for the purpose of  purchasing  or carrying any Margin
Stock.

8.2.     Reaffirmation  of  Representations  and Warranties.  Each  representation  and warranty  contained in this
Agreement  and the other Loan  Documents  shall be deemed to be  reaffirmed  by each  Borrower on each day that any
Obligations  are  outstanding  or that  Borrowers  request or are deemed to have  requested  an extension of credit hereunder,  except for changes in the nature of a Borrower's or, if applicable,  any of its Subsidiaries'  business or operations that may occur after the date hereof in the Ordinary  Course of Business so long as Required  Lenders have  consented  to  such  changes  or  such  changes  are  not  violative  of any  provision  of  this  Agreement.
Notwithstanding  the  foregoing,  representations  and  warranties  which by their terms are  applicable  only to a specific date shall be deemed made only at and as of such date.

8.3.     Survival of Representations  and Warranties.  All  representations  and warranties of Borrowers  contained in this Agreement or any of the other Loan Documents shall survive the execution,  delivery and acceptance  thereof by Agent,  Lenders  and the  parties  thereto  and the  closing of the  transactions  described  therein or related thereto.

Section 9.        COVENANTS AND CONTINUING AGREEMENTS

9.1.     Affirmative  Covenants.  For so long as  there  are  any  Commitments  outstanding  and  thereafter  until payment in full of the  Obligations,  each Borrower  covenants  that,  unless the Required  Lenders have  otherwise consented in writing, it shall and shall cause each Subsidiary to:

9.1.1.   Visits  and  Inspections.  Permit  representatives  of  Agent,  from  time to  time,  as  often  as may be reasonably  requested,  but only  during  normal  business  hours and  (except  when a Default  or Event of Default exists) upon reasonable  prior notice to a Borrower,  to visit and inspect the Properties of such Borrower and each of its  Subsidiaries,  inspect,  audit and make  extracts  from such  Borrower's  and each  Subsidiary's  books and records,  and discuss with its officers,  its employees and its independent  accountants,  such Borrower's and each
Subsidiary's  business,  financial  condition,  business  prospects and results of operations.  Representatives  of each Lender shall be  authorized  to accompany  Agent on each such visit and  inspection  and to  participate  with
Agent  therein,  but at their own  expense,  unless a Default or Event of  Default  exists.  Neither  Agent nor any
Lender shall have any duty to make  any such inspection  and shall not incur any liability by reason of its failure to conduct or delay in conducting any such inspection.

9.1.2.   Notices.  Notify Agent and Lenders in writing,  promptly after a Borrower's  obtaining  knowledge thereof,
(i) of the  commencement  of any  litigation  affecting  any Obligor or any of its  Properties,  whether or not the claims asserted in such  litigation are considered by Borrowers to be covered by insurance,  and of the institution of any  administrative  proceeding,  to the extent that such litigation or proceeding,  if determined  adversely to such Obligor,  could reasonably be expected to have a Material Adverse  Effect;  (ii) of any material labor dispute to which  any  Obligor  may  become  a party,  any strikes  or  walkouts  relating  to any of its  plants  or other facilities,  and the expiration of any labor contract to which it is a party or by which it is bound;  (iii) of any material  default by any Obligor  under,  or termination  of, any Material  Contract or any note,  indenture,  loan agreement,  mortgage,  lease,  deed, guaranty  or other  similar  agreement  relating  to any Debt of such  Obligor exceeding  $3,000,000;  (iv) of the existence of any Default or Event of Default;  (v) of any default by any Person under any note or other  evidence  of Debt  payable to an Obligor in an amount  exceeding  $3,000,000;  (vi) of any judgment  against  any  Obligor  in an  amount  exceeding  $1,000,000;  (vii) of  the  assertion  by any  Person of any Intellectual  Property Claim,  the adverse  resolution of which could reasonably be expected to have a Material
Adverse  Effect;  (viii) of any violation or asserted  violation by any Borrower of any  Applicable  Law (including
ERISA,  OSHA, FLSA, or any  Environmental  Laws),  the adverse  resolution of which could reasonably be expected to have a Material  Adverse  Effect;  (ix) of  any  Environmental  Release by an Obligor or on any  Property  owned or occupied  by an  Obligor;  (x) of  the  discharge  of  Borrowers'  independent  accountants  or  any withdrawal  of resignation  by such  independent  accountants  from their  acting in such  capacity;  and  (xi) of  any pending or threatened  strike,  work stoppage,  unfair labor  practice claim or other labor dispute  affecting any Borrower or any of its  Subsidiaries  in a manner  that  could  reasonably  be  expected  to have a  Material  Adverse  Effect.
In addition,  Borrowers shall give Agent at least  30 Business  Days' prior written notice of any Obligor's opening of any new office or place of business.

9.1.3.   Financial  and  Other  Information.  Keep  adequate  records  and books of  account  with  respect  to its business  activities  in which  proper  entries  are made in  accordance  with GAAP  reflecting  all its  financial transactions;  and cause to be prepared and to be furnished to Agent and Lenders the following  (all to be prepared in accordance with GAAP applied on a consistent basis,  unless Borrowers'  certified public  accountants  concur in any change  therein,  such  change is  disclosed  to Agent and is  consistent  with GAAP and,  if  required  by the
Required  Lenders,  the  financial  covenants  set forth in  Section 9.3  are amended in a manner  requested by the
Required Lenders to take into account the effects of such change):

                           (i)      as soon as  available,  and in any event within 90 days after the close of each
         Fiscal Year unqualified  audited balance sheets of Borrowers and their  respective  Subsidiaries as of the end of such Fiscal Year and the related  statements  of income,  shareholders'  equity and cash flow, on a
         Consolidated and consolidating  basis,  certified without material  qualification by a firm of independent certified  public  accountants  of  recognized  national  standing  selected by Borrowers  but  reasonably acceptable  to Agent (except for a  qualification  for a change in  accounting  principles  with which the accountant  concurs),  and setting forth in each case in comparative form the  corresponding  Consolidated and consolidating figures for the preceding Fiscal Year;

                           (iii)    as soon as  available,  and in any event  within 30 days  after the end of each month  hereafter  (but within 60 days after the last month in a Fiscal Year),  including the last month of
         Borrowers'  Fiscal Year,  unaudited balance sheets of Borrowers and its Subsidiaries as of the end of such month and the related  unaudited  Consolidated  statements  of income and cash flow for such month and for the portion of Borrowers'  Fiscal Year then elapsed,  on a Consolidated and consolidating  basis,  setting forth in each case in  comparative  form the  corresponding  figures  for the  preceding  Fiscal  Year and certified by the principal  financial  officer of Borrowers as prepared in accordance with GAAP and fairly presenting  the  Consolidated  financial  position  and  results  of  operations  of  Borrowers  and their
         Subsidiaries  for such month and period  subject only to changes from audit and year-end  adjustments  and except that such statements need not contain notes;

                           (iv)     at Agent's  request,  a detailed  trade  payable  agings in form  acceptable to
         Agent; and

                           (v)      promptly  after the sending or filing  thereof,  as the case may be,  copies of any proxy statements,  financial  statements or reports which any Borrower has made generally available to its  shareholders  and copies of any regular,  periodic  and special  reports or  registration  statements which any Borrower files with the SEC or any  Governmental  Authority  which may be substituted  therefor, or any national securities exchange.

         Concurrently with the delivery of the financial  statements  described in clause (i) of this Section 9.1.3
(or at such later time as issued by Borrower's  accountants),  Borrowers  shall deliver to Agent and Lenders a copy of the accountants' report to Borrowers'  management that is prepared in connection with such financial  statements and also  shall  cause to be  prepared  and shall  deliver  to Agent and  Lenders a  certificate  of the  aforesaid certified  public  accountants  stating  to Agent and  Lenders  that,  based  upon such  accountants'  audit of the
Consolidated  financial  statements  of  Borrowers  and  their Subsidiaries  performed  in  connection  with  their examination  of said  financial  statements,  nothing  came to their  attention  that caused  them to believe  that
Borrowers were not  in compliance  with Section 9.3 hereof (to the extent such compliance was required  pursuant to
Section 9.3) , or, if they are aware of such noncompliance,  specifying the nature thereof,  and acknowledging,  in a manner  satisfactory  to  Agent,  that they are aware  that  Agent and  Lenders  are  relying  on such  financial statements in making their  decisions  with respect to the Loans.  Concurrently  with the delivery of the financial statements  described in clauses (i) and (ii) of this Section  9.1.3,  or more  frequently if requested by Agent or any Lender during any period that a Default or Event of Default  exists,  Borrowers  shall cause to be prepared and furnished to Agent and Lenders a Compliance Certificate executed by the chief financial officer of Borrowers.

         Promptly after the sending or filing  thereof,  Borrowers shall also provide to Agent copies of any annual report to be filed in  accordance  with ERISA in  connection  with each Plan and such  other  data and  information
(financial and  otherwise) as Agent,  from time to time,  may  reasonably  request,  bearing upon or related to the
Collateral or any Borrower's and any of its Subsidiaries' financial condition or results of operations.

9.1.4.   Landlord  and Storage  Agreements.  Provide  Agent with copies of all  existing  agreements,  and promptly after  execution  thereof  provide  Agent with  copies of all  future  agreements,  between  any  Borrower  and any landlord, warehouseman or bailee which owns any premises at which any Collateral may, from time to time, be kept.

9.1.5.   Projections.  No later than 30 days prior to the end of each  Fiscal Year of  Borrowers,  deliver to Agent and  Lenders  the  Projections  of  Borrowers  for the  forthcoming  3  Fiscal  Years,  year by  year,  and for the forthcoming Fiscal Year, quarter by quarter.

9.1.6.   Taxes.  Pay and discharge  all Taxes prior to the date on which such Taxes become  delinquent or penalties attach thereto, except and to the extent only that such Taxes are being Properly Contested.

9.1.7.   Compliance with Laws.  Comply with all Applicable Law,  including  ERISA,  all Environmental  Laws,  FLSA,
OSHA, and all laws, statutes,  regulations and ordinances  regarding the collection,  payment and deposit of Taxes, and obtain and keep in force any and all  Governmental  Approvals  necessary to  the ownership of its Properties or to the conduct of its  business,  to the extent that any such  failure to comply,  obtain or keep in force could be reasonably  expected to have a Material Adverse Effect.  Without  limiting the generality of the foregoing,  if any
Environmental  Release  shall occur at or on any of the  Properties  of any  Borrower  or any of its  Subsidiaries,
Borrowers  shall,  or shall cause the applicable  Subsidiary  to, act promptly and  diligently to  investigate  and report to Agent and all  appropriate  Governmental  Authorities  the extent of,  and to make  appropriate  remedial action to  eliminate,  such Environmental  Release,  whether or not ordered or  otherwise  directed to do so by any
Governmental Authority.

9.1.8.   Insurance.  In addition to the insurance  required  herein with respect to the  Collateral,  maintain with its current  insurers or with other  financially  sound and  reputable  insurers  having a rating of at least A+ or better by Best Rating Guide,  (i) insurance  with respect to its  Properties and business  against  such casualties and contingencies of such type (including product  liability,  workers'  compensation,  larceny,  embezzlement,  or other criminal misappropriation  insurance) and in such amounts and with such coverages,  limits and deductibles as is customary in the business of such Borrower or such  Subsidiary and  (ii) business  interruption  insurance in an amount not less than $40,000,000.

9.1.9.   Intellectual  Property.  At any time  requested  by Agent,  and not less  frequently  than once each year, deliver to Agent,  in form and substance  acceptable to Agent and in recordable  form, all documents  necessary for
Agent to perfect its Lien on any Intellectual Property obtained or acquired by any Borrower.

9.1.10.  In-Transit  Inventory.  With respect to any Inventory that is in-transit to the United  States,  Borrowers shall ensure that (a) is shipped FOB shopping  point,  (b) is backed by a  documentary  Letter of Credit  issued by
Bank,  (e) for which all documents  issued by the shipper or bailee  thereof are  negotiable and issued in the name of  Borrower  for  Lender and are  delivered  to Agent (or  non-negotiable  and  consigned  to Agent if at any time requested by Agent),  (d) a bailment  agreement,  in form and content  satisfactory in all respects to Lender,  has been duly  executed and  delivered to Lender by each  carrier,  freight  forwarder or customs agent with respect to such Inventory,  or documents of title covering such Inventory,  and (e) is insured by marine insurance  acceptable to Lender, with Lender shown as sole loss payee thereon, against loss, damage or theft.

9.1.11.  License  Agreements.  Keep each  License  Agreement  in full force and effect for so long as any  Borrower has any Inventory,  the manufacture,  sale or distribution of which is in any manner governed by or subject to such
License Agreement.

9.1.12.  Sarbanes-Oxley Act.9.1.13.  Comply in all material respects with the provisions of Sarbanes-Oxley  Act and will not use any proceeds of the Loans  directly or  indirectly  to fund a personal loan to or for the benefit of a director or executive  officer of a Borrower or Guarantor,  or otherwise used for any purpose that is prohibited by
Applicable Law.

9.2.     Negative  Covenants.  For so long as there are any Commitments  outstanding  and thereafter  until payment in full of the Obligations,  each Borrower covenants that, unless the Required Lenders have otherwise  consented in writing, it shall not and shall not permit any Subsidiary to:

9.2.1.   Fundamental  Changes.  Merge,  reorganize,  consolidate or amalgamate with any Person, or liquidate,  wind up its  affairs  or  dissolve  itself,  in each case  whether  in a single  transaction  or in a series of  related transactions,  except for mergers or consolidations of any Subsidiary with another Subsidiary;  change a Borrower's name or conduct  business  under any  new fictitious  name;  or change a Borrower's  FEIN except for (i) mergers or consolidations  of any Subsidiary with any Borrower or another  Subsidiary;  (ii) mergers or  consolidations of any
Subsidiary  of Tropical  into  Tropical;  and (iii) the winding up of the  affairs of any Foreign  Subsidiary,  and dispositions expressly authorized by Section 9.2.10 hereof.

9.2.2.   Loans.  Make any loans or other  advances of money to any Person  other than (i) to an officer or employee of a Borrower or a  Subsidiary  for  salary,  travel  advances,  advances  against  commissions  and other  similar advances in the Ordinary  Course of Business;  (ii) to Foreign  Contractors of a Borrower in the ordinary course of business,  not to exceed,  together with any guaranties  under Section  10.2.3(iv),  $2,000,000 in the aggregate at any time  outstanding;  (iii) from TSCI to  Tropical;  and (iv) to  purchasers  in the form of deferred  payment in connection  with the sale of any Equipment,  to the extent such sale is permitted  hereunder.  Nothing herein shall be deemed to override,  modify or waive any  requirement  for Borrowers to comply at all times with the  provisions of the Sarbanes-Oxley Act.

9.2.3.   Permitted Debt.  Create, incur, assume, guarantee or suffer to exist any Debt, except:

                           (i)      the Obligations;

                           (ii)     Subordinated Debt existing on the Closing Date;

                           (iii)    accounts  payable by such  Borrower or a  Subsidiary  to trade  creditors  that are not  aged more  than 30 days  from the due  date,  in each case  incurred  in  the Ordinary  Course of
         Business and paid within such time period, unless the same are being Properly Contested;

                           (iv)     obligations to pay Rentals permitted by Section 9.2.14;

                           (v)      Permitted Purchase Money Debt;

                           (vi)     Debt for accrued  payroll,  Taxes and other operating  expenses (other than for
         Money  Borrowed)  incurred  in the  Ordinary  Course of  Business  of such  Borrower  or such  Subsidiary, including  Cash  Management  Obligations,  in each case so long as  payment  thereof  is not  past due and payable unless, in the case of Taxes only, such Taxes are being Properly Contested;

                           (vii)    Debt  for  Money  Borrowed  by  such  Borrower  (other  than  the  Obligations,
         Permitted  Purchase Money Debt and Subordinated Debt permitted  herein),  but only to the extent that such
         Debt is outstanding on the date of this Agreement;

                           (viii)   Permitted  Contingent  Obligations;  Debt  for  Money  Borrowed  owing by (a) a
         Borrower to another  Borrower or a Domestic  Subsidiary  of a Borrower and (b) a Domestic  Subsidiary of a
         Borrower to any Borrower or any other Domestic Subsidiary of such Borrower;

                           (ix)     the Senior  Subordinated  Notes or any  Exchange  Notes and the  guaranties  by
         Subsidiaries  of the  Senior  Subordinated  Notes  or  Exchange  Notes  so  long as  such  guaranties  are subordinated in right of payment to the Obligations;

                           (x)      Debt  that  is  not  included  in  any  of the  preceding  paragraphs  of  this
         Section 9.2.3,  is not secured by a Lien (unless such Lien is a Permitted Lien) and does not exceed at any time, in the aggregate, the sum of $5,000,000 as to all Borrowers and all of their Subsidiaries; and

                           (xi)     Refinancing Debt so long as each of the Refinancing Conditions is met.

         None of the  provisions  of this  Section  9.2.3  that  authorize  any  Obligor to incur any Debt shall be deemed to override,  modify or waive any of the  provisions of Section 9.3,  which will  constitute an  independent and separate covenant and obligation of each Borrower.

9.2.4.   Affiliate  Transactions.  Enter into, or be a party to any transaction  with any Affiliate or stockholder, except:  (i) the  transactions  contemplated  by the Loan  Documents;  (ii) payment  of reasonable  compensation to
officers  and  employees  for  services   actually   rendered  to  Borrowers  or  their  respective   Subsidiaries;
(iii) payment  of  customary  directors'  fees  and  indemnities;   (iv) transactions  with  Affiliates  that  were
consummated  prior  to the  date  hereof  and  have  been  disclosed  to  Agent  prior  to the  Closing  Date;  and
(v) transactions with Affiliates in the Ordinary Course of Business and pursuant to the reasonable  requirements of such  Borrower's  or such  Subsidiary's  business and upon fair and  reasonable  terms that are fully  disclosed to
Agent and are no less favorable to such Borrower or such  Subsidiary  than such Borrower or  such Subsidiary  would obtain in a comparable  arm's length  transaction with a Person not an Affiliate or stockholder of such Borrower or such  Subsidiary.  Nothing  herein shall be deemed to override,  modify or waive any  requirement  for Borrowers to comply at all times with the provisions of the Sarbanes-Oxley Act.

9.2.5.   Limitation  on Liens.  Create or suffer  to exist any Lien upon any of its  Property,  income or  profits, whether now owned or hereafter acquired, except the following (collectively, "Permitted Liens"):

                           (i)      Liens at any time granted in favor of Agent;

                           (ii)     Liens for Taxes (excluding any Lien imposed  pursuant to any of  the provisions of ERISA) not yet due or being Properly Contested;

                           (iii)    statutory Liens  (excluding any Lien imposed  pursuant to any of the provisions of ERISA)  arising in the Ordinary  Course of Business of a Borrower or a Subsidiary,  but only if and for so long as (x)  payment in respect of any such Lien is not at the time  required  or  the Debt  secured by any such Liens is being  Properly  Contested and (y) such Liens do not  materially  detract from the value of the Property of such Borrower or such  Subsidiary and do not  materially  impair the use thereof in the operation of such Borrower's or such Subsidiary's business;

                           (iv)     Purchase Money Liens securing Permitted Purchase Money Debt;

                           (v)      Liens  securing Debt of a Subsidiary of any Borrower to another  Borrower or to another such Subsidiary;

                           (vi)     Liens  arising  by virtue of the  rendition,  entry or  issuance  against  such
         Borrower or any of its Subsidiaries,  or any Property of such Borrower or any of its Subsidiaries,  of any judgment,  writ,  order,  or decree  that  involves  the  payment of money in an amount  that  exceeds the uncontested  insurance  available  therefore by $1,000,000 or more for so long as each such Lien (a) is in existence for less than 20 consecutive  days after it first arises or is being Properly  Contested and (b)
         is at all times junior in priority to any Liens in favor of Agent;

                           (vii)    Liens  incurred or deposits  made in the Ordinary  Course of Business to secure the performance of tenders,  bids,  leases,  contracts  (other than for the repayment of Money  Borrowed), statutory  obligations  and other similar  obligations  or arising as a result of progress  payments under government  contracts,  provided  that,  to the  extent any such  Liens  attach to any of the  Collateral, such Liens are at all times subordinate and junior to the Liens upon the Collateral in favor of Agent;

                           (viii)   easements,  rights-of-way,  restrictions,  covenants  or  other  agreements  of record and other  similar  charges or  encumbrances  on real  Property  of such  Borrower  or a any of its
         Subsidiaries  that do not secure any monetary  obligation and do not interfere  with the ordinary  conduct of the business of such Borrower or such Subsidiary;

                           (ix)     normal and  customary  rights of setoff upon deposits of cash in favor of banks and other  depository  institutions  and Liens of a collection bank arising under the UCC on Payment Items in the course of collection;

                           (x)      Liens securing  Indebtedness  of a Foreign  Subsidiary  that is in existence on the Closing Date;

                            (xi)    such other Liens as appear on  Schedule 9.2.5  hereto,  to the extent  provided therein; and

                           (xii)    such other  Liens as Agent and the  Required  Lenders in their sole  discretion may hereafter approve in writing.

The  foregoing  negative  pledge  shall not apply to any Margin  Stock to the extent that the  application  of such negative  pledge to such Margin Stock would require  filings or other actions by any Lender under such  regulations or otherwise result in a violation of such regulations.

9.2.6.   Subordinated  Debt.  Make any  payment  of all or any  part of any  Subordinated  Debt or take  any  other action  or omit to take any  other  action in  respect  of any  Subordinated  Debt,  except in accordance  with the subordination  agreement  relative thereto and except as permitted in Section 9.2.22 hereof; or amend or modify the terms of  any agreement  applicable to any  Subordinated  Debt, other than to extend the time of payment thereof or to reduce the rate of interest  payable in  connection  therewith.  To the extent that any payment is  permitted to be made with respect to any Subordinated  Debt pursuant to the provisions of the subordination  agreement  relative thereto,  as a condition  precedent to Borrowers'  authorization to make any such payment,  Borrowers shall provide to Agent,  not less than 5 Business Days prior to the scheduled  payment,  a certificate  from a Senior  Officer of
Tropical  stating that no Default or Event of Default is in existence as of the date of the  certificate or will be in existence as of the date of such payment (both with and  without giving  effect to the making of such  payment), and specifying the amount of principal and interest to be paid.

9.2.7.   Distributions.  Declare or make any Distributions, except for Upstream Payments.

9.2.8.   Upstream  Payments.  Create  or suffer  to exist  any  encumbrance  or  restriction  on the  ability  of a
Subsidiary  to make any  Upstream  Payment,  except  for  encumbrances  or  restrictions  (i) pursuant  to the Loan
Documents, (ii) existing under Applicable Law and (iii) identified and fully disclosed in Schedule 9.2.8.

9.2.9.   Capital  Expenditures.  Make Capital  Expenditures  (including  expenditures by way of capitalized leases)
which in the aggregate,  as to all Borrowers and their Subsidiaries,  exceed (i) $17,500,000 during Borrowers' 2003
Fiscal Year or (ii) $10,000,000 during any Fiscal Year of Borrowers thereafter.

9.2.10.  Disposition  of Assets.  Sell,  assign,  lease,  consign or otherwise  dispose of any of its Properties or any interest  therein,  including any  disposition  of Property as part of a sale and leaseback or synthetic  lease transaction,  to or in favor of any Person,  except  (i) sales  of  Inventory  in the  Ordinary  Course of Business
(unless restricted by Lenders after the occurrence of an Event of Default),  (ii) dispositions  of Equipment to the extent  authorized  by  Section  7.4.2  hereof,  (iii) a  transfer  of  Property  to a  Borrower  by a  Subsidiary,
(iv) non-exclusive  licenses of technology and other Intellectual Property by and among any Borrower and any of its
Subsidiaries,  and  (v) other  dispositions  expressly  authorized  by  other  provisions  of  the  Loan Documents, including Section 9.2.5 hereof.

9.2.11.  Subsidiaries.  Form or acquire any  Subsidiary  after the Closing  Date  without  providing  Agent 30 days prior written notice  thereof or permit any existing  Subsidiary to issue any additional  Equity  Interests  except director's qualifying shares.

9.2.12.  Bill-and-Hold  Sales and  Consignments.  Make a sale to any customer on a bill-and-hold,  guaranteed sale, sale and return, sale on approval or consignment basis, or any sale on a repurchase or return basis.

9.2.13.  Restricted Investments.  Make or have any Restricted Investment.

9.2.14.  Leases.  Become a lessee  under any  operating  lease (other than a lease under which a Borrower or any of its  Subsidiaries  is lessor) of Property if the aggregate  Rentals  payable during any current or future period of
12  consecutive  months under the lease in question  and all other  leases under which such  Borrower or any of its
Subsidiaries is then lessee would exceed  $7,000,000.  The term "Rentals"  means, as of the date of  determination, all payments which the lessee is required to make by the terms of any lease.

9.2.15.  Tax  Consolidation.  File or consent to the filing of any  consolidated  income tax return with any Person other than a Subsidiary.

9.2.16.  Accounting Changes.  Make any significant change in accounting  treatment or reporting  practices,  except as may be required by GAAP, or establish a fiscal year different from the Fiscal Year.

9.2.17.  Organization  Documents.  Amend,  modify or otherwise  change any of the terms or provisions in any of its
Organization  Documents  as in effect on the date  hereof,  except for  changes  that do not affect in any way such
Borrower's or any of its  Subsidiaries'  rights and  obligations  to enter into and perform the  Loan Documents  to which it is a party and to pay all of the Obligations and that do not otherwise have a Material Adverse Effect.

9.2.18.  Restrictive  Agreements.  Enter into or become a party to any  Restrictive  Agreement;  provided  that the foregoing  shall not apply to  (i) Restrictive  Agreements  existing on the date hereof and  identified on Schedule
8.1.18 (but shall apply to any  amendment  or  modification  expanding  the scope of any  restriction  or condition contained  in any  such  Restrictive  Agreement),  (ii) restrictions  or  conditions  imposed  by  any  Restrictive
Agreement  evidencing  or  governing  secured Debt that is permitted  by this  Agreement  if such  restrictions  or conditions  apply only to the  Properties  securing such Debt, and  (iii) customary  provisions in leases and other contracts restricting the assignment thereof.

9.2.19.  Hedging  Agreements.  Enter into any Hedging Agreement,  other than Hedging Agreements entered into in the
Ordinary  Course of Business to hedge or mitigate  risks to which any Borrower or any  Subsidiary is exposed in the conduct of its business or the management of its liabilities and not for any speculative purpose.

9.2.20.  Conduct of  Business.  Engage in any  business  other than the  business  engaged in by it on the  Closing
Date and any business or activities which are substantially similar, related or incidental thereto.

9.2.21.  Senior  Subordinated  Notes.  Redeem or  repurchases  any of the Senior  Subordinated  Notes unless at the time of such redemption or repurchase,  and after giving effect thereto,  the Senior  Subordinated  Note Repurchase
Conditions are satisfied.

9.3.     Financial  Covenants.  At all times after the Financial  Covenant  Trigger Date,  and for so long as there are any Commitments  outstanding and thereafter until payment in full of the Obligations,  Borrowers covenant that, unless otherwise consented to by the Required Lenders in writing, Borrowers shall:

9.3.1.   Consolidated  Fixed Charge  Coverage  Ratio.  Maintain a Consolidated  Fixed Charge  Coverage Ratio of not
less than the ratio shown below for the period corresponding thereto:

                           Period                                               Ratio

                           March 30, 2003, through June 28, 2003                .65 to 1.0

                           March 30, 2003, through September 27, 2003           .90 to 1.0

                           March 30, 2003, through January 3, 2004              1.0 to 1.0

                           March 30, 2003, through April 3, 2004                1.05 to 1.0

                           As of July 3, 2004, for the immediately              1.10 to 1.0
                           preceding twelve-month period

                           As of October 2, 2004 and as of the last             1.15 to 1.0
                           day of each quarter thereafter, for the
                           immediately preceding twelve-month period

9.3.2.   Consolidated   Funded   Debt/Consolidated   EBITDA.   Maintain  a  ratio  of   Consolidated   Funded  Debt
/Consolidated EBITDA of not more than the ratio shown below for the period corresponding thereto:

                           Period                                               Ratio

                           March 30, 2003, through June 28, 2003                5.50 to 1.0

                           March 30, 2003, through September 27, 2003           5.25 to 1.0

                           March 30, 2003, through January 3, 2004              5.00 to 1.0

                           March 30, 2003, through April 3, 2004                5.00 to 1.0

                           As of July 3, 2004, for the immediately              4.75 to 1.0
                           preceding twelve-month period

                           As of October 2, 2004 and as of the last             4.50 to 1.0
                           day of each quarter thereafter, for the
                           immediately preceding twelve-month period

Section 10.       CONDITIONS PRECEDENT
10.1.    Conditions  Precedent to Initial  Credit  Extensions.  Initial  Lenders  shall not be required to fund any
Loan requested by Borrowers,  procure any Letter of Credit, or otherwise extend credit to Borrowers,  unless, on or before June 6, 2003, each of the following conditions has been satisfied:

10.1.1.  Loan  Documents.  Each of the Loan Documents  shall have been duly executed and delivered to Agent by each of the signatories  thereto (and, with the exception of the Notes, in sufficient  counterparts for each Lender) and accepted by Agent and Initial Lenders and each Obligor shall be in compliance with all of the terms thereof.

10.1.2.  Availability.  Agent shall have  determined,  and Initial  Lenders  shall be satisfied  that,  immediately after  Initial  Lenders  have made the initial  Revolver  Loans to be made on the  Closing  Date,  Bank has  issued the Letters  of Credit to be issued on the Closing Date and Borrowers  have paid (or made provision for payment of)
all closing costs incurred in connection with the Commitments, Availability is not less than $20,000,000.

10.1.3.  Evidence of  Perfection  and Priority of Liens.  Agent shall have received  copies of all filing  receipts or  acknowledgments  issued by any  Governmental  Authority  to evidence  any filing  or  recordation  necessary to perfect the Liens of Agent in the Collateral and evidence in form  satisfactory  to Agent and Initial  Lenders that such Liens  constitute  valid and perfected  security  interests and Liens,  and that there are no other Liens upon any Collateral except for Permitted Liens.

10.1.4.  Organization  Documents.  Agent shall have received copies of the Organization  Documents of each Obligor, and  all  amendments  thereto,  certified  by  the  Secretary  of  State  or  other  appropriate  officials  of the jurisdiction of each Borrower's and each other Obligor's states of organization.

10.1.5.  Good  Standing  Certificates.  Agent shall have  received  good  standing  certificates  for each Obligor, issued by the Secretary of State or other appropriate  official of such Obligor's  jurisdiction of organization and each  jurisdiction  where  the  conduct  of  such  Obligor's  business  activities  or  ownership  of its  Property necessitates qualification.

10.1.6.  Opinion Letters.  Agent shall have received a favorable, written opinion of Akerman, Senterfitt &
Eidson, P.A., counsel to Borrowers, covering, to Agent's satisfaction, the matters set forth on Exhibit F attached hereto.

10.1.7.  Insurance.  Agent shall have received  certified  copies of the property and casualty  insurance  policies of Borrowers with respect to the  Collateral,  or  certificates  of insurance with respect to such policies in form acceptable  to Agent,  and loss payable  endorsements  on Agent's  standard form of loss payee  endorsement  naming
Agent as loss payee with  respect  to each such  policy and  certified  copies of  Borrowers'  liability  insurance policies,  including product liability policies,  together with endorsements naming Agent as an additional insured, all as required by the Loan Documents.

10.1.8.  Lockbox;  Dominion and  Concentration  Accounts.  Agent shall have received the duly  executed  agreements establishing the Lockbox and each Dominion Account, in each case with a financial  institution  acceptable to Agent for the collection or servicing of the Accounts.

10.1.9.    No Labor  Disputes.  Agent shall have received  assurances  satisfactory to it that there are no threats of strikes  or work  stoppages  by any  employees,  or  organization  of  employees,  of any  Obligor  which  Agent reasonably determines may have a Material Adverse Effect.

10.1.10.   Compliance  with  Laws and  Other  Agreements.  Agent  shall  have  determined  or  received  assurances satisfactory  to it that none of the Loan Documents or any of the  transactions  contemplated  thereby  violate any
Applicable Law, court order or agreement binding upon any Obligor.

10.1.11.   No Material  Adverse  Change.  No material  adverse change in the financial  condition of any Obligor or in the quality, quantity or value of any Collateral shall have occurred since April 26, 2003.

10.1.12.   Payment of Fees.  Borrowers  shall have paid, or made provision for  the payment on the Closing Date of, all fees and expenses to be paid hereunder to Agent and Lenders on the Closing Date.

10.1.13.   Syndication.  Agent shall have  received  Commitments  from  Lenders  (other than Fleet) in an aggregate amount of $48,000,000.

10.1.14. LC Conditions.  With respect to the  procurement of any Letter of Credit on the Closing  Date, each of the
LC Conditions is satisfied.

10.2.    Conditions  Precedent to All Credit Extensions.  Lenders shall not be required to fund any Loans,  procure any Letters of Credit,  or otherwise  extend any credit to or for the benefit of  Borrowers,  unless and until each of the following conditions has been and continues to be satisfied:

10.2.1.  No Defaults.  No Default or Event of Default  exists at the time,  or would  result from the  funding,  of any Loan or other extension of credit.

10.2.2.  Satisfaction  of Conditions in Other Loan  Documents.  Each of the  conditions  precedent set forth in any other Loan Document shall have been and shall remain satisfied.

10.2.3.  No  Litigation.  No  action,  proceeding,  investigation,   regulation  or  legislation  shall  have  been
instituted,  threatened or proposed before any court,  governmental agency or legislative body to enjoin,  restrain or  prohibit,  or to obtain  damages in respect of, or which is related to or arises out of, this  Agreement or any of the other Loan Documents or the consummation of the transactions contemplated hereby or thereby.

10.2.4.  No  Material  Adverse  Effect.  No event shall have  occurred  and  no condition  shall exist which has or could be reasonably expected to have a Material Adverse Effect.

10.2.5.  Borrowing Base  Certificate.  Agent shall have received each Borrowing  Base  Certificate  required by the terms of this Agreement or otherwise requested by Agent.

10.2.6.  LC Conditions.  With respect to the  procurement of any Letter of Credit after  the Closing  Date, each of the LC Conditions is satisfied.

10.3.    Inapplicability  of  Conditions.  None of the  conditions  precedent  set forth in  Sections 10.1  or 10.2 shall be  conditions  to the  obligation of (i) each  Participating  Lender to make  payments to Fleet  pursuant to
Section 1.3.2,  (ii) each  Lender to deposit with Agent such Lender's  Pro Rata  share of a Borrowing in accordance with  Section 3.1.2,  (iii) each  Lender  to fund  its Pro  Rata  share of a  Revolver  Loan to  repay  outstanding
Settlement  Loans to Fleet as provided in  Section 3.1.3(ii),  (iv) each  Lender to pay any amount payable to Agent or any other Lender  pursuant to this  Agreement or (v) Agent to pay any amount  payable to any Lender  pursuant to this Agreement.

10.4.    Limited  Waiver of Conditions  Precedent.  If Lenders  shall make any Loan,  procure any Letter of Credit, or otherwise  extend any credit to Borrowers  under this  Agreement at a time when any of the foregoing  conditions precedent are not satisfied  (regardless of whether the failure of  satisfaction of any such  conditions  precedent was known or unknown to Agent or  Lenders),  the funding of such Loan shall not operate as a waiver of the right of
Agent and  Lenders  to require  the  satisfaction  of all  conditions  precedent  with  respect to each  subsequent
Borrowing  requested by Borrowers  or a waiver of any Default or Event of Default as a  consequence  of the failure of any such conditions to be satisfied,  unless Agent, with the prior written consent of the Required  Lenders,  in writing waives the  satisfaction  of any condition  precedent,  in which event such waiver shall only be applicable for the  specific  instance  given  and only to the  extent  and for the  period of time  expressly  stated in such written waiver.

Section 11.       EVENTS OF DEFAULT; RIGHTS AND REMEDIES ON DEFAULT

11.1.    Events of Default.  The  occurrence or existence of any one or more of the following  events or conditions shall  constitute an "Event of Default"  (each of which Events of Default shall be deemed to exist unless and until waived by Agent and Lenders in accordance with the provisions of Section 12.9 hereof):

11.1.1.  Payment  of  Obligations.  Borrowers  shall  fail to pay any of the  Obligations  on the due date  thereof
(whether due at stated maturity, on demand, upon acceleration or otherwise).

11.1.2.  Misrepresentations.  Any  representation,  warranty or other  written  statement to Agent or any Lender by or on behalf of any Obligor,  whether made in or  furnished in  compliance  with or in reference to any of the Loan
Documents  (including  any  representation  made in any Borrowing Base  Certificate),  proves to have been false or misleading in any material respect when made or furnished or when reaffirmed pursuant to Section 8.2 hereof.

11.1.3.  Breach of  Specific  Covenants.  Any  Borrower  shall  fail or  neglect to  perform,  keep or observe  any covenant contained in Sections 6.5, 7.1.1, 7.2.4,  7.2.5,  7.2.6, 7.5, 9.1.1,  9.1.3, 9.1.6, 9.1.8, 9.1.9,  9.1.11,
9.2 or 9.3 hereof on the date that such Borrower is required to perform, keep or observe such covenant.

11.1.4.  Breach of Other  Covenants.  Any Borrower  shall fail or neglect to perform,  keep or observe any covenant contained in this  Agreement  (other than a covenant  which is dealt with  specifically  elsewhere in  Section 11.1 hereof)  and the breach of such other  covenant  is not cured to Agent's  and the  Required  Lender's  satisfaction within 30 days after the sooner to occur of any Senior  Officer's  receipt of notice of such  breach  from Agent or the date on which such failure or neglect first becomes known to any Senior Officer;  provided,  however, that such notice  and  opportunity  to cure  shall not apply in the case of any  failure  to  perform,  keep or  observe  any covenant  which is not  capable  of being  cured at all or within  such  30-day  period  or which is a willful  and knowing breach by any Borrower.

11.1.5.  Default  Under  Security  Documents/Other  Agreements.  Any Borrower or any other Obligor shall default in the due and punctual  observance  or  performance  of any liability or obligation to be observed or performed by it under any of the Other Agreements or Security Documents.

11.1.6.  Other  Defaults.  There  shall  occur any  default or event of default on the part of any  Borrower or any
Subsidiary  under any agreement,  document or instrument to which such Borrower or such Subsidiary is a party or by which such Borrower or such  Subsidiary  or any of their  respective  Properties is bound,  creating or relating to any Debt  (other than the  Obligations)  in excess of  $3,000,000  if  the payment  or maturity of such Debt may be accelerated in consequence of such event of default or demand for payment of such Debt may be made.

11.1.7.  Uninsured  Losses.  Any loss,  theft,  damage or  destruction  of any of the  Collateral not fully covered
(subject to such  deductibles  as Agent shall have  permitted)  by insurance if the amount not covered by insurance exceeds $1,000,000.

11.1.8.  Material Adverse Effect.  There shall occur any event or condition that has a Material Adverse Effect.

11.1.9.  Solvency.  Any Obligor shall cease to be Solvent.

11.1.10.  Insolvency  Proceedings.  Any  Insolvency  Proceeding  shall be commenced by any Obligor;  an  Insolvency
Proceeding is commenced  against any Obligor and any of the following  events occur:  such Obligor  consents to the institution  of the Insolvency  Proceeding  against it, the petition  commencing  the Insolvency  Proceeding is not timely controverted by such Obligor,  the petition commencing the Insolvency  Proceeding is not dismissed within 30 days after the date of the filing  thereof  (provided  that, in any event,  during the pendency of any such period,
Lenders shall be relieved from their  obligation to make Loans or otherwise  extend credit to or for the benefit of
Borrowers  hereunder),  an interim  trustee is appointed to take  possession  all or a  substantial  portion of the
Properties  of such  Obligor or to operate all or any  substantial  portion of the  business of such  Obligor or an order for relief shall have been issued or entered in connection  with such Insolvency  Proceeding;  or any Obligor shall make an offer of settlement extension or composition to its unsecured creditors generally.

11.1.11.  Business  Disruption;  Condemnation.  There shall occur a cessation of a substantial part of the business of any Obligor for a period which may be  reasonably  expected to have a Material  Adverse  Effect;  or any Obligor shall suffer the loss or revocation  of any license or permit now held or hereafter  acquired by such Obligor which is necessary to the  continued or lawful  operation of its business;  or any Obligor shall be enjoined,  restrained or in any way prevented by court,  governmental  or  administrative  order from conducting all or any material part of its business  affairs;  or any material lease or agreement  pursuant to which any Obligor leases or occupies any premises on which any  Collateral is located shall be canceled or terminated  prior to the expiration of its stated
term and  such  cancellation  or  termination  has a  Material  Adverse  Effect  or  results  in an  Out-of-Formula
Condition;  or any  material  part of the  Collateral  shall be taken  through  condemnation  or the  value of such
Property shall be materially impaired through condemnation.

11.1.12.  Change of  Ownership.  Tropical  shall  cease to own all of the  issued  and  outstanding  stock of TSCI,
Savane, Apparel, TSI and TSIL (other than pursuant to transactions permitted by Section 9.2.1 hereof).

11.1.13.  ERISA.  A  Reportable  Event shall occur which  Agent,  in its  reasonable  discretion,  shall  determine constitutes  grounds  for the  termination  by the  Pension  Benefit  Guaranty  Corporation  of any Plan or for the
appointment  by the  appropriate  United States  district  court of a trustee for any Plan, or if any Plan shall be terminated or any such trustee shall be requested or appointed,  or if any Borrower,  any Subsidiary or any Obligor
is in "default"  (as defined in Section  4219(c)(5)  of ERISA)  with respect  to payments to a  Multiemployer  Plan resulting from such Borrower's, such Subsidiary's or such Obligor's complete or partial withdrawal from such Plan.

11.1.14.  Challenge  to Loan  Documents.  Any Obligor or any of its  Affiliates  shall  challenge or contest in any action,  suit  or  proceeding  the  validity  or  enforceability  of any of the  Loan Documents,  the  legality  or enforceability  of any of the  Obligations  or the  perfection or priority of any Lien granted to Agent,  or any of the Loan  Documents  ceases to be in full  force or effect for any  reason  other than a full or partial  waiver or release by Agent and Lenders in accordance with the terms thereof.

11.1.15.  Judgment.  One or more  judgments  or  orders  for the  payment  of  money  in an  amount  that  exceeds, individually  or in the aggregate,  the  uncontested  insurance  available  therefor by $1,000,000 or more shall be entered  against any Borrower or any other Obligor and  (i) enforcement  proceedings  shall have been  commenced by any creditor  upon such judgment or order,  (ii) there  shall be any period of 30  consecutive  days during which a stay of  enforcement of such judgment or order, by reason of a pending appeal or otherwise,  shall not be in effect or (iii) results in the creation or imposition of a Lien upon any of the Collateral that is not a Permitted Lien.

11.1.16.  Repudiation of or Default Under  Guaranty.  Any Guarantor  shall revoke or attempt to revoke the Guaranty signed by such Guarantor,  shall repudiate such Guarantor's liability thereunder,  or shall be in default under the terms thereof,  or shall fail to confirm in writing,  promptly after receipt of Agent's written  request  therefor, such Guarantor's ongoing liability under the Guaranty in accordance with the terms thereof.
11.1.17.  Criminal  Forfeiture.  Any  Obligor  shall be  convicted  under any  criminal  law that  could  lead to a forfeiture of any Property of such Obligor.

11.1.18.  Bank of America  Loan  Documents.  A default or event of default  shall occur  under,  or Tropical  shall default in the  performance  or observance of any term,  covenant,  condition or agreement  contained in any of the
Bank of America Loan Documents and such default shall continue beyond any applicable grace period.

11.1.19.  Senior  Subordinated  Notes.  Any  default  or event of  default  shall  occur  under  any of the  Senior
Subordinated  Notes,  any Exchange  Notes or the Senior  Subordinated  Indenture  and such default  shall  continue beyond any applicable grace period.

11.2.    Acceleration  of Obligations;  Termination of Commitments.  Without in any way limiting the right of Agent to demand payment of any portion of the Obligations payable on demand in accordance with this Agreement:

11.2.1.  Upon or at any time after the occurrence of an Event of Default (other than  pursuant to  Section  11.1.10 hereof) and for so long as such Event of Default shall exist,  Agent may in  its discretion  (and, upon  receipt of written  instructions  to do so from the Required  Lenders,  shall)  (a) declare  the  principal of and any accrued interest on the Loans and all other  Obligations  owing under any of the  Loan Documents  to be, whereupon the same shall become  without  further  notice or demand (all of which notice and demand each Borrower  expressly  waives), forthwith  due and payable and  Borrowers  shall  forthwith  pay to Agent the entire  principal  of and accrued and unpaid interest on the Loans and other  Obligations plus reasonable  attorneys'  fees,  expenses and court costs if such principal and interest are collected by or through an attorney-at-law and (b) terminate the Commitments.

11.2.2.  Upon the occurrence of an Event of Default  specified in  Section 11.1.10  hereof,  all of the Obligations shall become automatically due and payable without  declaration,  notice or demand by Agent to or upon any Borrower and the Commitments shall  automatically  terminate as if terminated by Agent pursuant to Section 5.2.1  hereof and with the effects specified in Section 5.2.4  hereof;  provided,  however,  that, if Agent or Lenders shall continue to make Loans or otherwise  extend credit to Borrowers  pursuant to this Agreement  after an automatic  termination of the Commitments by reason of  the commencement of an Insolvency  Proceeding by or against Borrowers,  such Loans and other credit shall  nevertheless  be governed by this Agreement and enforceable  against and  recoverable  from each Obligor as if such Insolvency Proceeding had never been instituted.

11.3.    Other  Remedies.  Upon and after the  occurrence  of an Event of Default  and for so long as such Event of
Default shall exist,  Agent may in its discretion (and, upon receipt of written direction of the Required  Lenders, shall) exercise from time to time the following  rights and remedies  (without  prejudice to the rights of Agent or any Lender to enforce its claim against any or all Obligors):

11.3.1.  All of the rights and  remedies of a secured  party under the UCC or under other  Applicable  Law, and all other legal and  equitable  rights to which Agent may be entitled  under  any of the  Loan Documents,  all of which rights and  remedies  shall be  cumulative  and shall be in addition to any other  rights or remedies  contained in this Agreement or any of the other Loan Documents, and none of which shall be exclusive.

11.3.2.  The right to collect  all  amounts at any time  payable to a  Borrower  from  any Account  Debtor or other
Person at any time indebted to such Borrower.

11.3.3.  The  right  to take  immediate  possession  of any of the  Collateral,  and  to (i) require  Borrowers  to assemble the  Collateral,  at  Borrowers'  expense,  and make it available to Agent at a place  designated by Agent which is reasonably  convenient to both parties,  and (ii) enter any premises where any of the Collateral  shall be located and to keep and store the  Collateral on said premises  until sold (and if said premises be the Property of a Borrower, then such Borrower agrees not to charge Agent for storage thereof).

11.3.4.  The right to sell or  otherwise  dispose  of all or any  Collateral  in its then  condition,  or after any further  manufacturing  or  processing  thereof,  at public or private  sale or sales,  with such  notice as may be required by Applicable Law, in lots or in bulk, for cash or on credit,  all as Agent, in its  sole discretion,  may deem  advisable.  Each Borrower  agrees that any  requirement of notice to any Borrower or any other Obligor of any proposed  public or private sale or other  disposition  of  Collateral by Agent shall be deemed  reasonable  notice thereof if given at least 10 days prior  thereto,  and such sale may be at such locations as Agent may designate in said notice.  Agent shall have the right to conduct such sales on any Borrower's or any other  Obligor's  premises, without charge  therefor,  and such sales may be adjourned from time to time  in accordance  with  Applicable  Law.
Agent shall have the right to sell, lease or otherwise dispose of  the Collateral,  or any part thereof,  for cash, credit or any  combination  thereof,  and Agent may  purchase  all or any part of the  Collateral  at public or, if permitted by law,  private sale and,  in lieu of actual payment of  such purchase  price, may set off the amount of such price against  the Obligations.  The proceeds  realized from the sale or other  disposition  of any Collateral may be applied,  after allowing  2 Business Days for collection,  first to any  Extraordinary  Expenses incurred by
Agent,  second to interest accrued with respect to any of the Obligations;  and third, to the principal  balance of the  Obligations.  If any deficiency  shall arise,  Obligors shall remain jointly and severally liable to Agent and
Lenders therefor.

11.3.5.  The right to the appointment of a receiver,  without notice of any kind whatsoever,  to take possession of all or any portion of the Collateral and to exercise such rights and powers as the court  appointing  such receiver shall confer upon such receiver.

11.3.6.  The right to  require  Borrowers  to  deposit  with  Agent  funds  equal to the  LC Outstandings  and,  if
Borrowers  fail promptly to make such deposit,  Lenders may (and shall upon the direction of the Required  Lenders)
advance  such  amount  as  a Revolver  Loan  (whether  or not an  Out-of-Formula  Condition  exists  or is  created thereby).  Any such  deposit  or  advance  shall be held by Agent as a reserve to fund  future  payments  on any LC
Support.  At such time as  all LC Supports  have been paid or terminated and  all Letters of Credit have been drawn upon or expired,  any amounts remaining in such reserve shall be applied against any outstanding  Obligations,  or, if all Obligations have been indefeasibly paid in full, returned to Borrowers.

Agent is hereby  granted an  irrevocable,  non-exclusive  license  or other  right to use,  license or  sub-license
(exercisable  without  payment of royalty or other  compensation  to any Obligor or any other Person) any or all of each  Borrower's  Intellectual  Property and all of each Borrower's  computer  hardware and software trade secrets,
brochures,   customer  lists,  promotional  and  advertising  materials,   labels,  and  packaging  materials,  and
any Property of a similar nature, in advertising for sale, marketing,  selling and collecting and in completing the manufacturing of any Collateral,  and each Borrower's rights under all licenses and all franchise  agreements shall inure to Agent's benefit.

11.4.    Setoff.  In  addition  to any  Liens  granted  under  any of the  Loan  Documents  and any  rights  now or hereafter  available  under  Applicable  Law,  Agent and each Lender (and each of their  respective  Affiliates) is hereby  authorized  by Borrowers at any time that an Event of Default  exists,  without  notice to Borrowers or any other Person (any such notice being hereby expressly  waived),  to set off and to appropriate and apply any and all deposits,  general or special  (including  Debt evidenced by  certificates  of deposit whether matured or unmatured
(but not  including  trust  accounts))  and any other Debt at any time held or owing by such Lender or any of their
Affiliates  to or for the credit or the  account of any  Borrower  against and  on account  of the  Obligations  of
Borrowers arising under the Loan Documents to Agent,  such Lender or any of their  Affiliates,  including all Loans and LC  Outstandings  and all  claims of any  nature  or  description  arising  out of or in  connection  with this
Agreement,  irrespective  of  whether  or not  (i) Agent  or such  Lender  shall  have made any  demand  hereunder,
(ii) Agent,  at the request or with the consent of the Required  Lenders,  shall have declared the principal of and interest on the Loans and other  amounts due  hereunder to be due and payable as permitted  by this  Agreement  and even though such  Obligations  may be  contingent  or unmatured  or (iii) the  Collateral  for the  Obligations  is
adequate.  Notwithstanding  the  foregoing,  each of Agent and  Lenders  agree  with each  other that it shall not, without the express consent of the Required Lenders  exercise its setoff rights  hereunder  against any accounts of any Borrower now or hereafter  maintained with Agent,  such Lender or any Affiliate of any of them, but no Borrower shall have any claim or cause of action  against  Agent or any Lender for any setoff  made  without  the consent of the  Required  Lenders and the  validity of any such setoff  shall not be impaired by the absence of such  consent.
If any party (or its  Affiliate)  exercises  the  right of setoff  provided  for  hereunder,  such  party  shall be obligated to share any such setoff in the manner and to the extent required by Section 12.5.

11.5.    Remedies Cumulative; No Waiver.

11.5.1.  All covenants,  conditions,  provisions,  warranties,  guaranties,  indemnities, and other undertakings of
Borrowers  contained in this  Agreement  and the other Loan  Documents,  or in any  document  referred to herein or contained  in any  agreement  supplementary  hereto or in any  schedule  or in any  Guaranty  given to Agent or any
Lender or contained in any other  agreement  between Agent or any Lender and Borrowers,  heretofore,  concurrently, or hereafter  entered into,  shall be deemed  cumulative to and not in  derogation  or  substitution  of any of the terms,  covenants,  conditions,  or agreements of Borrowers herein contained.  The rights and remedies of Agent and
Lenders under this  Agreement and the other  Loan Documents  shall be cumulative and not exclusive of any rights or remedies that Agent or any Lender would otherwise have.

11.5.2.  The failure or delay of Agent or any Lender to require  strict  performance  by Borrowers of any provision of any of the Loan  Documents  or to exercise or enforce any  rights,  Liens,  powers or remedies  under any of the
Loan  Documents  or with  respect  to any  Collateral  shall not  operate as a waiver of such  performance,  Liens, rights,  powers and remedies,  but all such  requirements,  Liens,  rights,  powers, and remedies shall continue in full force and effect until all Loans and all other  Obligations  owing or to become owing from  Borrowers to Agent and Lenders  shall have been fully  satisfied.  None of the  undertakings,  agreements,  warranties,  covenants and representations  of  Borrowers  contained in  this Agreement  or any of  the other  Loan Documents  and no Event of
Default by any Borrower under  this Agreement  or any other  Loan Documents  shall be deemed to have been suspended or waived by Agent or any Lender,  unless  such suspension or waiver is by an instrument in writing specifying such suspension  or waiver and is signed by a duly  authorized  representative  of Agent or such Lender and  directed to
Borrowers.

11.5.3.  If Agent or any Lender shall accept  performance  by a Borrower,  in whole or in part,  of any  obligation that a  Borrower  is  required  by any of the Loan  Documents  to  perform  only when a Default or Event of Default exists,  or if Agent or any Lender shall exercise any right or remedy under any of the Loan  Documents that may not be  exercised  other  than when a Default or Event of  Default  exists,  Agent's  or  Lender's  acceptance  of such performance  by a Borrower or Agent's or Lender's  exercise of any such  right or remedy shall not operate to waive any such Event of Default or to preclude the  exercise by Agent or any Lender of any other right or remedy,  unless otherwise expressly agreed in writing by Agent or such Lender, as the case may be.

Section 12.       AGENT

12.1.    Appointment, Authority and Duties of Agent.

12.1.1.  Each Lender hereby  irrevocably  appoints and designates Fleet as Agent to act as herein specified.  Agent may, and each Lender by its  acceptance of a Note shall be deemed  irrevocably to have  authorized  Agent to, enter into all Loan Documents to which Agent is or is intended to be a party and all  amendments  hereto and all Security
Documents at any time executed by any  Borrower,  for its benefit and the Pro Rata  benefit of Lenders and,  except as otherwise  provided in this Section 12, to exercise  such rights and powers under this  Agreement  and the other
Loan  Documents as are  specifically  delegated to Agent by the terms hereof and thereof,  together with such other rights and powers as are reasonably  incidental  thereto.  Each Lender agrees that any action taken by Agent or the
Required  Lenders  in accordance  with the  provisions  of this  Agreement  or the other  Loan  Documents,  and the exercise by Agent or the  Required  Lenders of any of the powers set forth  herein or therein,  together  with such
other  powers  as  are  reasonably   incidental  thereto,   shall be  authorized  and  binding  upon  all  Lenders.
Without limiting  the generality of the foregoing,  Agent shall have the sole and exclusive  right and authority to
(a) act as the  disbursing and collecting  agent for Lenders with respect to all payments and  collections  arising in  connection  with this  Agreement  and the other  Loan  Documents;  (b) execute  and  deliver as Agent each Loan
Document  and accept  delivery of each such  agreement  delivered  by any or all  Borrowers  or any other  Obligor;
(c) act as collateral agent for Lenders for purposes of the perfection of all security  interests and Liens created by this Agreement or the Security  Documents with respect to all material items of  the Collateral  and, subject to the  direction  of the  Required  Lenders,  for all other  purposes  stated  therein,  provided  that Agent  hereby appoints,  authorizes and directs each Lender to act as a collateral  sub-agent for Agent and the other Lenders for purposes of the  perfection  of all security  interests  and Liens with respect to a  Borrower's  Deposit  Accounts maintained  with,  and all cash and Cash  Equivalents  held by, such Lender;  (d) subject  to the  direction of the
Required  Lenders,  manage,  supervise or otherwise  deal with the  Collateral;  and (e) except as may be otherwise specifically  restricted  by the terms of this  Agreement  and subject to the  direction of the  Required  Lenders, exercise  all remedies  given to Agent with  respect to any of the  Collateral  under the Loan  Documents  relating thereto,  Applicable Law or otherwise.  The duties of Agent shall be ministerial and  administrative in nature, and
Agent  shall not have by reason of  this Agreement  or any other Loan  Document a fiduciary  relationship  with any
Lender (or any Lender's  participants).  Unless and until its  authority to do so is revoked in writing by Required
Lenders,   Agent  alone  shall  be   authorized  to  determine   whether  any  Accounts  or  Inventory   constitute
Eligible Accounts  or Eligible  Inventory  (basing such  determination in each case upon the meanings given to such terms in  Appendix  A), or  whether to impose or release  any  reserve,  and to  exercise  its own credit  judgment in connection  therewith,  which  determinations  and judgments,  if exercised in good faith, shall exonerate Agent from any liability to Lenders or any other Person for any errors in judgment.

12.1.2.  Agent (which term, as used in this  sentence,  shall  include  reference to Agent's  officers,  directors, employees,  attorneys,  agents and Affiliates and to the officers,  directors,  employees,  attorneys and agents of
Agent's  Affiliates)  shall not: (a) have any duties or  responsibilities  except those expressly set forth in this
Agreement  and the  other  Loan  Documents  or  (b) be  required  to take,  initiate  or  conduct  any  litigation, foreclosure  or  collection  proceedings  hereunder or under any of the other Loan  Documents  except to the extent directed to do so by the Required  Lenders  during the  continuance  of any Event of Default.  The  conferral  upon
Agent of any right  hereunder  shall not imply a duty on Agent's part to exercise any such right unless  instructed to do so by the Required Lenders in accordance with this Agreement.

12.1.3.  Agent may  perform  any of its duties by or through  its agents and  employees  and may employ one or more
Agent  Professionals and shall not be responsible for the negligence or misconduct of any such Agent  Professionals selected by it with reasonable  care.  Borrowers shall promptly (and in any event,  on demand)  reimburse Agent for all  reasonable  expenses  (including  all  Extraordinary  Expenses)  incurred  by  Agent  pursuant  to  any of the provisions  hereof or of any of the other Loan  Documents or in the  execution of any of Agent's  duties  hereby or thereby  created or in the  exercise  of any right or power  herein or  therein  imposed  or  conferred  upon it or
Lenders  (excluding,  however,  general  overhead  expenses),  and each Lender agrees  promptly to pay to Agent, on demand,  such Lender's Pro Rata share of any such  reimbursement for expenses  (including  Extraordinary  Expenses)
that is not timely made by Borrowers to Agent.

12.1.4.  The rights,  remedies,  powers and  privileges  conferred  upon Agent  hereunder  and under the other Loan
Documents  may be exercised by Agent without the  necessity of the joinder of any other  parties  unless  otherwise required by  Applicable  Law. If Agent shall  request  instructions  from the Required  Lenders with respect to any act or  action  (including  the  failure  to act) in  connection  with  this  Agreement  or any of the  other  Loan
Documents,  Agent  shall be entitled  to refrain  from such act or taking such action  unless and until Agent shall have received  instructions from the Required Lenders;  and Agent shall not incur liability to any Person by reason of so refraining.  Without  limiting the  foregoing,  no Lender shall have any right of action  whatsoever  against
Agent as a result of Agent acting or refraining from acting  hereunder or under any of the Loan Documents  pursuant to or in  accordance  with the  instructions  of the Required  Lenders  except for Agent's own gross  negligence or willful  misconduct in connection with any action taken by it.  Notwithstanding  anything to the contrary contained in this  Agreement,  Agent shall not be required to take any action that is in its opinion  contrary to  Applicable
Law or the terms of any of the Loan  Documents  or that would in its  reasonable  opinion  subject it or any of its officers,  employees or directors to personal liability;  provided,  however, that if Agent shall fail or refuse to take action that is not  contrary to  Applicable  Law or to any of the terms of any of the Loan  Documents  even if such action in Agent's opinion would subject it to potential  liability,  the Required Lenders may remove Agent and appoint a successor  Agent in the same  manner and with the same  effects as is  provided  in this  Agreement  with respect to Agent's resignation.

12.1.5.  Agent shall promptly,  upon receipt thereof,  forward to each Lender (i) copies of any significant written notices,  reports,  certificates and other  information  received by Agent from any Obligor (but only if and to the extent such  Obligor is not  required by the terms of the Loan  Documents  to supply such  information  directly to
Lenders) and  (ii) copies of the results of any field audits by Agent (or any other Person  commissioned  by Agent)
with respect  to  Borrowers.  Agent shall (i) conduct not less than 2 field audits  during  Borrower's  Fiscal Year
2003,  (ii) conduct not less than 1 field audit during each of Borrower's  Fiscal Years after Fiscal Year 2003, and
(iii) conduct not less than 1 Orderly  Liquidation  Value Appraisal of Borrower's  Inventory per year.  Agent shall have no  liability  to any Lender for any delays in  conducting  or errors in or  omissions  from any field  audit, appraisal  or other  examination  of Borrowers  or  the Collateral,  unless such delay or error or omission was the direct result of Agent's willful misconduct or gross negligence.

12.2.    Agreements Regarding Collateral and Examination Reports.

12.2.1.  Lenders hereby  irrevocably  authorize  Agent,  at its option and in its  discretion,  to release any Lien upon any  Collateral  (i) upon  the  termination  of the  Commitments  and  payment or  satisfaction  of all of the
Obligations,  (ii) constituting  Equipment  sold or disposed of in accordance  with the terms of this  Agreement if
Borrowers  certify to Agent that the  disposition is made in compliance with the terms of this Agreement (and Agent may rely  conclusively on any such certificate,  without further inquiry),  or (iii) if approved or ratified by the
Required  Lenders.  Agent  shall,  if directed  to do  so by  the  Required Lenders,  release  any  Lien  upon  any
Collateral  having a value of  less than  $5,000,000  in the  aggregate  during  any  12-month  period.  Except  as expressly  authorized or required by this Section  12.2.1 or otherwise by this  Agreement or Applicable  Law, Agent shall not execute any  release or  termination  of any Lien upon any of the  Collateral  without the prior  written authorization  of all Lenders.  Agent shall have no obligation  whatsoever to any of the Lenders to assure that any of  the Collateral  exists or is owned by a Borrower or is cared for,  protected or insured or has been encumbered, or that Agent's Liens have been properly,  sufficiently or lawfully  created,  perfected,  protected or enforced or entitled to any particular priority or to exercise any duty of care with respect to any of the Collateral.

12.2.2.  Agent shall furnish each Lender,  promptly  after the same becomes  available,  a copy of each field audit or  examination  report  (each a "Report"  and  collectively,  "Reports")  prepared by or on behalf of Agent.  Each
Lender  agrees  that  neither  Fleet  nor  Agent  makes  any  representation  or  warranty  as to the  accuracy  or completeness  of any Report  and shall not be liable  for any  information  contained  in or omitted  from any such
Report;  agrees that the Reports are not intended to be comprehensive  audits or examinations,  that Fleet or Agent or any other  Person  performing  any  audit or  examination  will  inspect  only  specific  information  regarding
Borrowers  or the  Collateral  and will  rely  significantly  upon  Borrowers'  books and  records  as well as upon representations  of Borrowers'  officers and employees;  agrees to keep all Reports  confidential  and strictly for its  internal  use and not to  distribute  the  Reports  to any  Person  (except  to its  Participants,  attorneys, accountants  and other  Persons  with whom such Lender has a  confidential  relationship)  or use any Report in any other manner; and, without limiting the generality of any other  indemnification  contained herein,  agrees to hold
Agent and any other Person  preparing a Report  harmless from any action that the  indemnifying  Lender may take or conclusion the  indemnifying  Lender may reach or draw from any Report in connection with any Loans or other credit accommodations  that the  indemnifying Lender  has  made or may make to  Borrowers,  or the  indemnifying  Lender's participation in, or its purchase of, a loan or loans of Borrowers,  and to pay and protect, and indemnify,  defend and hold Agent and each other such Person  preparing  a Report  harmless  from and  against  all  claims,  actions, proceedings,  damages,  costs, expenses and other amounts (including attorneys' fees incurred by Agent and any such other Person  preparing a Report) as the direct or indirect  result of any third parties who obtain all or any part of any Report through the indemnifying Lender.

12.3.    Reliance  By Agent.  Agent shall be entitled to rely,  and shall be fully  protected  in so relying,  upon any certification,  notice or other communication (including any thereof by telephone, telex, telegram,  telecopier message or cable)  believed by it to be genuine and correct and to have been  signed,  sent or made by or on behalf of the proper Person or Persons,  and upon advice and statements of  Agent Professionals  selected by Agent.  As to any matters not expressly  provided for by this  Agreement or any of the other Loan  Documents,  Agent shall in all cases be  fully protected  in acting or  refraining  from  acting  hereunder  and  thereunder  in  accordance  with the instructions  of the Required Lenders,  and  such instructions  of the Required Lenders and any action taken or failure to act pursuant thereto shall be binding upon Lenders.

12.4.    Action Upon  Default.  Agent shall not be deemed to have  knowledge of the  occurrence  of a Default or an
Event of Default  unless it has  received  written  notice  from a Lender or any or all  Borrowers  specifying  the occurrence  and nature of such  Default or Event of Default.  If Agent shall  receive such a notice of a Default or an Event of Default or shall  otherwise  acquire actual  knowledge of any Default or Event of Default,  Agent shall promptly  notify  Lenders in writing and Agent shall take such action and assert such rights  under this  Agreement and the other Loan Documents,  or shall refrain from taking such action and asserting such rights,  as the Required
Lenders  shall direct from time to time.  If any Lender shall  receive a notice of a Default or an Event of Default or shall otherwise  acquire actual knowledge of any Default or Event of Default,  such Lender shall promptly notify
Agent and the other  Lenders in  writing.  As provided in  Section 12.3  hereof,  Agent shall not be subject to any liability by reason of acting or refraining to act pursuant to any request of the Required  Lenders  except for its own willful  misconduct or gross  negligence in connection  with any action taken by it. Before  directing Agent to take or refrain  from taking any action or  asserting  any rights or remedies  under this  Agreement  and the other
Loan Documents on account of any Event of Default,  the Required  Lenders shall consult with and seek the advice of
(but without  having to obtain the consent of) each other Lender,  and promptly  after  directing  Agent to take or refrain from taking any such action or asserting  any such rights,  the Required  Lenders will so advise each other
Lender of the action taken or refrained from being taken and, upon request of any Lender,  will supply  information concerning  actions taken or not taken. In no event shall the Required  Lenders,  without the prior written consent of  each  Lender,  direct  Agent  to  accelerate  and  demand  payment  of the  Loans  held by one  Lender  without accelerating  and  demanding  payment of all other Loans or  to terminate  the  Commitments  of one or more Lenders without  terminating the Commitments of all Lenders.  Each Lender agrees that, except as otherwise  provided in any of the Loan  Documents or with the written  consent of the Required  Lenders,  it will not take any legal action or institute  any action or  proceeding  against any Obligor with respect to any of the  Obligations  or Collateral or accelerate  or  otherwise  enforce  its  portion  of  the  Obligations.  Without  limiting  the  generality  of the foregoing,  none of Lenders may exercise any right that it might otherwise have under  Applicable Law to credit bid at  foreclosure  sales,  UCC  sales or other  similar  sales or  dispositions  of any of the  Collateral  except as authorized by the Required  Lenders.  Notwithstanding  anything to the contrary set forth in this  Section 12.4  or elsewhere  in this  Agreement,  each  Lender  shall be  authorized  to take such  action to preserve or enforce its rights  against any Obligor where a deadline or limitation  period is otherwise  applicable  and would,  absent the taken of specified action,  bar the enforcement of Obligations held by such Lender against such Obligor,  including the filing of proofs of claim in any Insolvency Proceeding.

12.5.    Ratable  Sharing.  If any Lender shall obtain any payment or reduction  (including any amounts received as adequate  protection  of a bank  account  deposit  treated as cash  collateral  under the  Bankruptcy  Code) of any
Obligation of Borrowers  hereunder (whether  voluntary,  involuntary,  through the exercise of any right of set-off or otherwise) in excess of its Pro Rata share of payments or  reductions  on account of such  Obligations  obtained by all of the  Lenders,  such Lender shall  forthwith  (i) notify  the other  Lenders and Agent of such receipt and
(ii) purchase  from the other Lenders such  participations  in the affected  Obligations  as shall be  necessary to cause such  purchasing  Lender to share the excess  payment  or  reduction,  net of costs  incurred  in  connection therewith,  on a Pro Rata  basis,  provided  that if all or any  portion of such  excess  payment or  reduction  is thereafter  recovered  from  such  purchasing  Lender  or  additional  costs are  incurred,  the purchase  shall be rescinded and the purchase  price  restored to the extent of such recovery or  such additional  costs,  but without interest.  Each  Borrower  agrees that any Lender so purchasing a  participation  from another  Lender  pursuant to this  Section 12.5  may, to the fullest extent  permitted by Applicable Law,  exercise all of its rights of payment
(including  the right of set-off)  with  respect to such  participation  as fully as if such Lender were the direct creditor of Borrowers in the amount of such participation.

12.6.    Indemnification of Agent Indemnitees.

12.6.1.  Each  Lender  agrees to  indemnify  and defend the Agent  Indemnitees  (to the  extent not  reimbursed  by
Borrowers  under this  Agreement,  but without  limiting the  indemnification  obligation  of Borrowers  under this
Agreement),  on a Pro Rata basis, and to hold each of the Agent Indemnitees  harmless from and against, any and all
Indemnified  Claims which may be imposed on,  incurred by or asserted  against any of the Agent  Indemnitees in any way  related  to or  arising  out of this  Agreement  or any of the  other  Loan Documents  or any  other  document contemplated  by or referred to herein or therein or  the transactions  contemplated  hereby or thereby  (including the costs and expenses  which  Borrowers  are  obligated to pay under  Section 14.2  hereof or amounts Agent may be called upon to pay in connection  with any lockbox or Dominion  Account  arrangement  contemplated  hereby or under any  indemnity,  guaranty  or other  assurance  of  payment  or  performance  given by Agent  with  respect to Cash
Management  Agreements,  Hedging Agreements and Letters of Credit) or the enforcement of any of the terms hereof or thereof or of any such other  documents,  provided that no Lender shall be liable to any Agent  Indemnitee  for any of the  foregoing to the extent that they result  solely from the willful  misconduct  or gross  negligence of such
Agent Indemnitee.

12.6.2.  Without  limiting the  generality of the foregoing  provisions  of this  Section 12.6,  if Agent should be sued by any  receiver,  trustee in  bankruptcy,  debtor-in-possession  or other  Person on  account of any  alleged preference  or  fraudulent  transfer  received or alleged to have been  received  from any  Borrower  or  any other
Obligor as the result of any transaction  under the Loan Documents,  then in such event any monies paid by Agent in settlement  or  satisfaction  of such suit,  together  with all  Extraordinary  Expenses  incurred  by Agent in the defense of same, shall be promptly reimbursed to Agent by Lenders to the extent of each Lender's Pro Rata share.

12.6.3.  Without  limiting  the  generality  of the  foregoing  provisions  of this  Section 12.6,  if at any  time
(whether prior to or after the Commitment  Termination  Date) any action or proceeding shall be brought against any of the Agent  Indemnitees  by an Obligor or by any other  Person  claiming  by,  through  or under an  Obligor,  to recover  damages for any act taken or omitted by Agent under any of the Loan  Documents  or in the  performance  of any rights,  powers or remedies of Agent against any Obligor,  any Account  Debtor,  the Collateral or with respect to any  Loans,  or to obtain  any other  relief  of any kind on  account  of any  transaction  involving  any Agent
Indemnitees  under or in relation to any of the Loan  Documents,  each Lender agrees to indemnify,  defend and hold the Agent  Indemnitees  harmless with respect  thereto and to pay to the Agent  Indemnitees  such Lender's Pro Rata share of such amount as any of the Agent Indemnitees  shall be required to pay by reason of a judgment,  decree, or other order  entered in such action or proceeding  or by reason of any  compromise  or settlement  agreed to by the
Agent  Indemnitees,  including all interest and costs assessed against any of the Agent Indemnitees in defending or compromising  such action,  together with  attorneys'  fees and other legal  expenses paid or incurred by the Agent
Indemnitees in connection  therewith;  provided,  however,  that no Lender shall be liable to any Agent  Indemnitee for any of the foregoing to the extent that they arise solely from the willful  misconduct  or gross  negligence of such Agent Indemnitee.  In Agent's discretion,  Agent may also reserve for or satisfy any such judgment,  decree or order from proceeds of Collateral prior to any distributions therefrom to or for the account of Lenders.

12.7.    Limitation  on  Responsibilities  of Agent.  Agent  shall in all cases be fully  justified  in  failing or refusing to act hereunder  unless it shall have received  further  assurances to its  satisfaction  from Lenders of their  indemnification  obligations under  Section 12.6  hereof against any and all Indemnified Claims which may be incurred  by Agent by  reason  of  taking  or  continuing  to take any such  action.  Agent  shall not be liable to
Lenders  (or any  Lender's  participants)  for any action taken or omitted to be taken under or in connection  with this Agreement or the other Loan Documents except as a result of actual gross negligence or  willful misconduct  on the part of Agent.  Agent does not assume any  responsibility  for any failure or delay in performance or breach by any Obligor or any Lender of its obligations  under this Agreement or any of the other Loan  Documents.  Agent does not make to  Lenders,  and no  Lender  makes to  Agent or  the other Lenders,  any  express  or  implied  warranty, representation  or  guarantee  with  respect to the  Loans,  the Collateral,  the Loan  Documents  or  any Obligor.
Neither Agent nor any of its officers, directors,  employees,  attorneys or agents shall be responsible to Lenders, and no Lender nor any of its agents,  attorneys or employees  shall be  responsible  to Agent or the other Lenders, for:  (i) any  recitals,  statements,  information,  representations  or  warranties  contained  in any of the Loan
Documents or in any  certificate  or other document  furnished  pursuant to the terms hereof;  (ii) the  execution, validity,  genuineness,  effectiveness  or  enforceability  of any  of  the  Loan  Documents;  (iii) the  validity, genuineness,  enforceability,  collectibility, value, sufficiency or existence of any Collateral, or the perfection or priority of any Lien therein;  or (iv) the  assets,  liabilities,  financial  condition,  results of operations, business,  creditworthiness  or legal  status of any Obligor or any Account  Debtor.  Neither  Agent nor any of its
officers,  directors,  employees,  attorneys  or agents  shall have any  obligation  to any Lender to  ascertain or inquire into the  existence of any Default or Event of Default,  the  observance or  performance  by any Obligor of any of the  duties or  agreements  of such  Obligor  under any of the Loan  Documents  or the  satisfaction  of any conditions  precedent  contained in any of the Loan  Documents.  Agent may consult  with and employ legal  counsel, accountants  and other experts and shall be entitled to act upon, and shall be fully  protected in any action taken in good faith reliance upon, any advice given by such experts.

12.8.    Successor Agent and Co-Agents.

12.8.1.  Subject to the  appointment  and acceptance of a successor  Agent as provided  below,  Agent may resign at any time by giving at least 30 days  written  notice  thereof to each  Lender and  Borrowers.  Upon  receipt of any notice of such  resignation,  the Required  Lenders,  after prior  consultation  with (but without having to obtain consent of) each  Lender,  shall have the right to appoint a successor  Agent which shall be (i) a  Lender,  (ii) a
United  States based  affiliate of a Lender,  or (iii) a  commercial  bank that is organized  under the laws of the
United States or of any State thereof and has a combined  capital surplus of at least  $200,000,000  and,  provided no Default or Event of Default then exists,  is reasonably  acceptable to Borrowers (and for purposes  hereof,  any successor  to Fleet shall be deemed  acceptable  to  Borrowers).  Upon the  acceptance  by a successor  Agent of an appointment to serve as an Agent  hereunder,  such  successor  Agent shall  thereupon  succeed to and become vested with all the rights,  powers,  privileges and duties of the retiring Agent without further act, deed or conveyance, and the retiring Agent shall be discharged from its duties and obligations  hereunder.  After any  retiring Agent's resignation  hereunder as Agent,  the  provisions of this  Section 12  (including  the  provisions of  Section 12.6 hereof)  shall  continue  in effect for its  benefit in respect of any  actions  taken or omitted to be taken by it while  it was  acting  as  Agent.  Notwithstanding  anything  to the  contrary  contained  in this  Agreement,  any successor by merger or  acquisition of the stock or assets of Fleet shall  continue to be Agent  hereunder  without further  act on the  part of the  parties  hereto  unless  such  successor  shall  resign  in  accordance  with the provisions  hereof.  If Fleet  shall  sell all of its  Commitment  and  Obligations  owing to it as part of a sale, transfer or other  disposition by Fleet of  substantially  all of its loan  portfolio,  Fleet shall resign as Agent and such purchaser or transferee shall become the successor Agent hereunder.

12.8.2.  It is the purpose of this  Agreement  that there shall be no  violation of any  Applicable  Law denying or restricting  the right of financial  institutions to transact  business as agent or otherwise in any  jurisdiction.
It is  recognized  that,  in case of  litigation  under any of the Loan  Documents,  or in case Agent deems that by reason of present or future laws of any  jurisdiction  Agent might be prohibited from exercising any of the powers, rights or remedies  granted to Agent or Lenders  hereunder or under any of the Loan Documents or from holding title to or a Lien upon any  Collateral or from taking any other action which may be necessary  hereunder or under any of the Loan Documents,  Agent may appoint an additional Person as a separate  collateral agent or co-collateral  agent which is not so prohibited  from taking any of such actions or exercising  any of such powers,  rights or remedies.
If Agent shall appoint an  additional  Person as a separate  collateral  agent or  co-collateral  agent as provided above,  each and  every  remedy,  power,  right,  claim,  demand  or cause of  action  intended  by any of the Loan
Documents to be exercised by or vested in or conveyed to Agent with respect  thereto  shall be  exercisable  by and vested in such separate  collateral agent or  co-collateral  agent, but only to the extent necessary to enable such separate collateral agent or co-collateral agent to exercise such powers,  rights and remedies,  and every covenant and obligation  necessary to the exercise thereof by such separate  collateral  agent or co-collateral  agent shall run to and be  enforceable  by either of them.  Should any  instrument  from  Lenders be required  by the  separate collateral  agent or  co-collateral  agent so appointed  by Agent in order more fully and  certainly to vest in and confirm to him or it such  rights,  powers,  duties and  obligations,  any and all of such  instruments  shall,  on request,  be executed,  acknowledged  and  delivered  by Lenders  whether or not a Default or Event of Default then exists.  In case any  separate  collateral  agent or  co-collateral  agent,  or a successor  to either,  shall die, become  incapable  of acting,  resign or be  removed,  all the  estates,  properties,  rights,  powers,  duties and obligations  of such separate  collateral  agent or  co-collateral  agent,  so far as permitted by Applicable  Law, shall vest in and be exercised by the Agent until the  appointment of a new  collateral  agent or successor to such separate collateral agent or co-collateral agent.

12.9.    Consents, Amendments and Waivers; Out-of-Formula Loans.

12.9.1.  No amendment or  modification  of any  provision of this  Agreement  shall be effective  without the prior written  agreement of the Required  Lenders and  Borrowers,  and no waiver of any Default or Event of Default shall be effective without the prior written consent of the Required  Lenders;  provided,  however,  that (i) without the prior written  consent of Agent,  no amendment or waiver shall be effective with respect to any provision in any of the Loan  Documents  (including  this  Section 12) to the extent such  provision  relates to the rights,  duties or immunities of Agent;  (ii) without  the prior written  consent of Fleet, no amendment or waiver with respect to the provisions of Sections 1.3 or 3.1.3 shall be  effective;  (iii) without  the prior written  consent of all Lenders, no waiver of any Default or Event of Default  shall be effective if the Default or Event of Default  relates to any
Borrower's  failure to observe or perform  any  covenant  that may not be amended  without  the  unanimous  written consent of Lenders (and, where so provided  hereinafter,  the written consent of Agent) as hereinafter set forth in this  Section  12.9.1;  and  (iv) written agreement  of all  Lenders  (except a  defaulting  Lender as  provided in
Section 3.2 of this  Agreement)  shall be required to effectuate any amendment,  modification  or waiver that would
(a) alter the  provisions of Sections  2.2, 2.4, 2.6, 2.7, 2.8, 2.9, 4.5, 4.6, 4.7, 4.9,  4.10,  5.1, 12, 13, 14.2,
14.3 or 14.14,  (b) amend the definitions of "Pro Rata," "Required Lenders,"  "Availability  Reserve" or "Borrowing
Base" (and the other defined terms used in such definitions),  or any provision of this Agreement  obligating Agent to take certain  actions at the direction of the Required  Lenders,  or any provision of any of the Loan  Documents regarding  the  Pro Rata  treatment  or  obligations  of  Lenders,  (c) increase  or  otherwise  modify  any of the
Commitments  (other  than to reduce  proportionately  each  Lender's  Commitment  in  connection  with any  overall reduction in the amount of the  Commitments),  (d) alter  or amend  (other than to  increase)  the rate of interest payable  in  respect  of the Loans  (except  as may be  expressly  authorized  by the Loan  Documents  or as may be necessary,  in Agent's  judgment,  to comply with Applicable  Law),  (e) waive or agree to defer  collection of any fee,  termination  charge or other charge  provided  for under any of the Loan  Documents or the unused line fee in
Section 2.2.3  hereof,  (f) subordinate  the payment of any of the Obligations to any other Debt or the priority of any Liens  granted  to Agent  under any of the  Loan Documents  to Liens  granted  to any other  Person,  except as currently  provided in or contemplated by the Loan Documents in connection with Borrowers'  incurrence of Permitted
Purchase Money Debt, and except for Liens granted by an Obligor to financial  institutions  with respect to amounts on deposit with such financial  institutions  to cover returned  items,  processing and analysis  charges and other charges in the  Ordinary  Course of Business  that relate to deposit  accounts  with such  financial  institutions,
(g) alter  the time or amount of  repayment  of any of  the Loans  or waive any  Event of  Default  resulting  from nonpayment  of the Loans on the due date thereof (or within any  applicable  period of grace),  (h) forgive  any of the  Obligations,  except  any  portion  of the  Obligations  held by a Lender  who  consents  in  writing  to such forgiveness,  or (i) release any Obligor from liability for any of the Obligations or release any material  portion of the Collateral  except to the extent  expressly  provided for herein.  No Lender shall be authorized to amend or modify  any Note  held by it,  unless such  amendment  or  modification  is consented to in writing by all Lenders;
provided,  however,  that the  foregoing  shall not be  construed  to  prohibit an  amendment  or  modification  to any provision of this Agreement that may be effected pursuant to this  Section 12.9.1 by agreement of Borrowers and the Required  Lenders even though such an amendment or modification  results in an amendment or modification of the
Notes by  virtue of the  incorporation  by  reference  in each of the Notes of this  Agreement.  The  making of any
Loans  hereunder  by any Lender  during  the  existence  of a Default  or Event of  Default  shall not be deemed to constitute  a waiver  of such  Default or  Event of  Default.  Any waiver or consent  granted by Lenders  hereunder shall be  effective  only if in writing and then only in the specific  instance  and for the  specific  purpose for which it was given.

12.9.2.  In  connection  with any  proposed  amendment  to any of the Loan  Documents or waiver of any of the terms thereof or any Default or Event of Default  thereunder,  no Borrower  shall  solicit,  request or negotiate  for or with respect to any such  proposed  amendment or waiver of any of the  provisions of  this Agreement  or any of the other Loan  Documents  unless each Lender  shall be informed  thereof by Borrowers or Agent (to the extent known by
Agent) and shall be afforded an  opportunity  of  considering  the same and supplied by Borrowers  with  sufficient information  to enable it to make an  informed  decision  with  respect  thereto.  No  Borrower  will,  directly or indirectly,  pay or cause to be paid any  remuneration  or other thing of value,  whether by way of supplemental or additional interest,  fee or otherwise,  to any Lender (in its capacity as a Lender hereunder) as consideration for or as an  inducement  to the consent to or  agreement  by such Lender  with any waiver or  amendment  of any of the terms and  provisions of this  Agreement or any of the other Loan Documents to the extent that the agreement of all
Lenders to any such waiver or amendment is required,  unless such  remuneration  or thing of value is  concurrently paid, on the same terms,  on a Pro Rata basis to all Lenders;  provided,  however,  that  Borrowers may contract to pay a fee only to those  Lenders who  actually  vote in writing to approve any waiver or amendment of the terms and provisions  of this  Agreement or any of the other Loan  Documents to the extent that such waiver or amendment  may be implemented by vote of the Required Lenders and such waiver or amendment is in fact approved.

12.9.3.   Any  request,  authority  or consent of any Person who, at the time of making such request or giving such a authority or consent, as a Lender, shall be conclusive and binding upon any Assignee of such Lender.

12.9.4.  Unless  otherwise  directed  in  writing  by the  Required  Lenders,  Agent may  require  Lenders to honor requests by Borrowers for Out-of-Formula  Loans (in which event, and  notwithstanding  anything to the contrary set forth in Section 1.1.1 or elsewhere in this  Agreement,  Lenders shall  continue to make Revolver Loans up to their
Pro Rata share of the Commitments)  and to forbear from requiring  Borrowers to cure an  Out-of-Formula  Condition,
(1) when no Event of  Default  exists  (or if an Event of  Default  exists,  when the  existence  of such  Event of
Default is not known by Agent),  if and for so long as (i) such  Out-of-Formula  Condition  does not continue for a period  of  more than  15  consecutive  days,  following  which no  Out-of-Formula  Condition  exists  for at least
15 consecutive  days  before  another  Out-of-Formula  Condition  exists,  (ii) the  amount of the  Revolver  Loans outstanding  at  any  time  does  not  exceed  the  aggregate  of the  Commitments  at  such  time,  and  (iii) the
Out-of-Formula  Condition is not known by Agent at the time in question to exceed  $2,000,000;  and (2)  regardless of whether or not an Event of Default exists, if Agent discovers the existence of  an Out-of-Formula  Condition not previously  known by it to exist,  but  Lenders  shall be  obligated  to continue  making  such  Revolver  Loans as directed by Agent only (i) if the amount of the  Out-of-Formula  Condition is not increased by more than $1,000,000 above  the  amount  determined  by Agent to exist on the date of  discovery  thereof  and (ii) for a period  not to exceed  5 Business Days. In no event shall Agent require Lenders to make  Out-of-Formula  Loans under clause (1) of this Section  12.9.4 more than 7 times per calendar  year.  In no event shall any Borrower or any other  Obligor be deemed to be a beneficiary  of  this Section  12.9.4 or authorized to enforce any of the provisions of this Section
12.9.4.

12.10.   Due  Diligence  and   Non-Reliance.   Each  Lender  hereby   acknowledges  and  represents  that  it  has,
independently  and without  reliance upon Agent or the other Lenders,  and based upon such  documents,  information and  analyses as it has deemed  appropriate,  made its own credit  analysis of each Obligor and its own decision to enter into this  Agreement and to fund the Loans to be made by it hereunder and to purchase  participations  in the
LC  Outstandings  pursuant to Section 1.3.2 hereof,  and  each Lender  has made such inquiries  concerning the Loan
Documents,  the  Collateral  and each Obligor as such Lender feels  necessary and  appropriate,  and has taken such care on its own  behalf as would  have been the case had it  entered  into the other  Loan  Documents  without  the intervention  or  participation  of the  other Lenders  or Agent.  Each  Lender  hereby  further  acknowledges  and represents  that the other Lenders and Agent have not made any  representations  or warranties to it concerning any
Obligor,  any of the  Collateral  or the  legality,  validity,  sufficiency  or  enforceability  of any of the Loan
Documents.  Each Lender also hereby  acknowledges  that it will,  independently and without reliance upon the other
Lenders or Agent, and based upon such financial  statements,  documents and information as it deems  appropriate at the time,  continue  to make and rely upon its own credit  decisions  in making  Loans and in taking or  refraining to take any other action under this Agreement or any of the other Loan Documents.  Except for notices,  reports and other information  expressly required to be furnished to Lenders by Agent hereunder,  Agent shall not have any duty or  responsibility  to provide any Lender  with any  notices,  reports or  certificates  furnished  to Agent by any
Obligor or any credit or other information concerning the affairs,  financial condition,  business or Properties of any Obligor (or any of its Affiliates) which may come into possession of Agent or any of Agent's Affiliates.

12.11.   Representations  and  Warranties  of Lenders.  By its  execution  of this  Agreement,  each Lender  hereby represents  and  warrants to each  Borrower  and the other  Lenders that it has the power to enter into and perform its  obligations  under  this  Agreement  and the other Loan  Documents,  and that it has taken all  necessary  and appropriate  action to authorize its execution and  performance  of this  Agreement and the other Loan Documents to which it is a party,  each of which will be binding upon it and the  obligations  imposed upon it herein or therein will be enforceable against it in accordance with the respective terms of such documents.

12.12.   The Required  Lenders.  As to any  provisions of this  Agreement or the other Loan  Documents  under which action may or is required  to be taken upon  direction  or  approval of the  Required  Lenders,  the  direction  or approval  of the  Required  Lenders  shall be binding  upon each Lender to the same extent and with the same effect as if each  Lender had joined  therein.  Notwithstanding  anything to the  contrary  contained  in this  Agreement,
Borrowers  shall not be deemed to be a beneficiary  of, or be entitled to enforce,  sue upon or assert as a defense to any of the  Obligations,  any  provisions  of this  Agreement  that  requires  Agent or any  Lender  to act,  or conditions their authority to act, upon the direction or consent of the Required  Lenders;  and any action taken by
Agent or any Lender that  requires the consent or  direction of the Required  Lenders as a condition to taking such action shall,  insofar as Borrowers are  concerned,  be presumed  to have been taken with the requisite  consent or direction of the Required Lenders.

12.13.   Several  Obligations.  The  obligations  and commitments of each Lender under this Agreement and the other
Loan Documents are several and neither Agent nor any Lender shall be responsible  for the  performance by the other
Lenders of its  obligations  or  commitments  hereunder or  thereunder.  Notwithstanding  any  liability of Lenders stated to be joint and several to third Persons under any of the Loan  Documents,  such liability  shall be shared, as among Lenders, Pro Rata according to the respective Commitments of Lenders.

12.14.   Agent in its  Individual  Capacity.  With  respect to its  obligation  to lend under this  Agreement,  the
Loans made by it and each Note issued to it,  Agent shall have the same rights and powers  hereunder  and under the other  Loan  Documents  as any other  Lender or  holder of a Note and may  exercise  the same as though it were not performing the duties specified  herein;  and the terms "Lenders,"  "Required  Lenders," or any similar term shall, unless  the  context  clearly  otherwise  indicates,  include  Agent in its  capacity  as a  Lender.  Agent and its
Affiliates may each accept deposits from,  maintain  deposits or credit balances for, invest in, lend money to, act as trustee under  indentures of, serve as financial  advisor to, and generally  engage in any kind of business with any Borrower or any other Obligor,  or any affiliate of any Borrower or any other Obligor,  as if it were any other bank and without  any duty to account  therefor  (or for any fees or other  consideration  received  in  connection therewith) to the other  Lenders.  Fleet or its affiliates  may receive  information  regarding any Borrower or any of such Borrower's  Affiliates and account debtors  (including  information that may be subject to  confidentiality obligations  in favor of Borrowers  or any of their  Affiliates)  and Lenders  acknowledge  that neither  Agent nor
Fleet shall be under any obligation to provide such  information to Lenders to the extent  acquired by Fleet in its individual capacity and not as Agent hereunder.

12.15.   No Third Party  Beneficiaries.  This  Section 12 is not  intended  to confer any rights or  benefits  upon
Borrowers or any other Person except Lenders and Agent,  and no Person  (including any or all Borrowers) other than
Lenders and Agent shall have any right to enforce any of the  provisions  of  this Section  12 except as  expressly provided in Section 12.17  hereof.  As between  Borrowers  and Agent,  any action that Agent may take or purport to take on behalf of Lenders under any of the Loan Documents  shall be  conclusively  presumed to have been authorized and approved by Lenders as herein provided.

12.16.   Notice  of  Transfer.  Agent  may deem and  treat a Lender  party to this  Agreement  as the owner of such
Lender's  portion of the Revolver  Loans for all purposes,  unless and until a written  notice of the assignment or transfer thereof executed by such Lender has been received by Agent.

12.17.   Replacement of Certain  Lenders.  If a Lender  ("Affected  Lender") shall have  (i) failed to fund its Pro
Rata share of any Revolver  Loan  requested (or deemed  requested)  by Borrowers  which such Lender is obligated to fund under the terms of this  Agreement  and which such  failure  has not been cured,  (ii) requested  compensation from Borrowers  under Section 2.7 to recover  increased  costs  incurred by  such Lender  (or its parent or holding company)  which are not being  incurred  generally  by the other  Lenders (or their  respective  parents or holding companies),  or  (iii) delivered  a notice  pursuant to Section 2.6  hereof  claiming that such Lender is unable to extend LIBOR Loans to Borrowers for reasons not generally  applicable to the other Lenders,  then, in any such case and in addition to any other  rights and  remedies  that Agent,  any other  Lender or any Borrower may have against such Affected  Lender,  any Borrower or Agent may make written demand on such Affected Lender (with a copy to Agent in the case of a demand by  Borrowers  and a copy to  Borrowers  in the case of a demand by Agent) for the Affected
Lender to assign,  and such  Affected  Lender shall assign  pursuant to one or more duly  executed  Assignment  and
Acceptances  within 5 Business  Days after the date of such demand,  to one or more Lenders  willing to accept such assignment  or  assignments,  or to one or more  Eligible  Assignees  designated  by  Agent,  all of such  Affected
Lender's  rights and  obligations  under this Agreement  (including its  Commitments  and all Loans owing to it) in accordance with Section 13  hereof.  Agent is hereby  irrevocably  authorized to execute one or more Assignment and
Acceptances  as  attorney-in-fact  for any  Affected  Lender which fails or refuses to execute and deliver the same within  5 Business Days after the date of such demand.  The Affected  Lender shall be entitled to receive,  in cash and  concurrently  with  execution and delivery of each such  Assignment  and  Acceptance,  all amounts owed to the
Affected Lender hereunder or under any other Loan Document,  including the aggregate  outstanding  principal amount of the  Revolver  Loans owed to such  Lender,  together  with  accrued  interest  thereon  through the date of such assignment.  Upon the  replacement of any Affected  Lender  pursuant to  this  Section 12.17,  such Affected Lender shall cease to have  any participation  in,  entitlement  to, or  other right to share in the Liens of Agent in any
Collateral  and  such Affected  Lender  shall have no further  liability  to Agent,  any Lender or any other Person under any of the Loan  Documents  (except as provided in  Section 12.6  hereof as to events or  transactions  which occur prior to the  replacement  of such  Affected  Lender),  including  any  commitment  to make Loans or purchase participations in LC Outstandings.

12.18.   Remittance of Payments and Collections.

12.18.1. All  payments  by any Lender to Agent  shall be made not later than the time set forth  elsewhere  in this
Agreement  on the Business Day such  payment is due;  provided,  however,  that if such payment is due on demand by
Agent and such demand is made on the paying  Lender after  12:00 noon  on such  Business Day, then payment shall be made by 12:00  noon on the next  Business  Day.  Payment  by Agent to any  Lender  shall be made by wire  transfer, promptly  following  Agent's  receipt of funds for the account of such Lender and in the type of funds  received by
Agent;  provided,  however, that if Agent receives such funds at or prior to 12:00 noon, Agent shall pay such funds to such Lender by 2:00 p.m. on such  Business Day, but if Agent  receives such funds after 12:00 noon,  Agent shall pay such funds to such Lender by 2:00 p.m. on the next Business Day.

12.18.2. With  respect to the  payment  of any funds  from  Agent to a Lender or from a Lender to Agent,  the party failing to make full payment when due pursuant to the terms hereof  shall,  on demand by the other party,  pay such amount  together  with  interest  thereon at the Federal  Funds Rate.  In no event shall  Borrowers  be entitled to receive any credit for any interest  paid by Agent to any Lender,  or by any Lender to Agent,  at the Federal Funds
Rate as provided herein.

12.18.3. If Agent pays any  amount to a Lender in the  belief or  expectation  that a related  payment  has been or will be received by Agent from an Obligor and such related  payment is not  received by Agent,  then Agent shall be entitled to recover such amount from each Lender that  receives such amount.  If Agent  determines at any time that any amount  received by it under this Agreement or any of the  other Loan  Documents must be returned to an Obligor or paid to any other Person pursuant to any Applicable  Law, court order or otherwise,  then,  notwithstanding  any other term or  condition  of  this Agreement  or any of the other Loan  Documents,  Agent  shall not be required to distribute such amount to any Lender.

Section 13.       BENEFIT OF AGREEMENT; ASSIGNMENTS AND PARTICIPATIONS

13.1.    Successors  and  Assigns.  This  Agreement  shall be binding  upon and inure to the benefit of  Borrowers,
Agent and Lenders and their  respective  successors  and assigns  (which,  in the case of Agent,  shall include any successor Agent appointed  pursuant to Section 12.8  hereof),  except that (i) no Borrower shall  have the right to assign its rights or delegate  performance of any of its  obligations  under any of the Loan Documents and (ii) any assignment  by any Lender must be made in compliance  with  Section 13.3  hereof.  Agent may treat the payee of any
Note as the owner thereof for all purposes  hereof unless and until such payee  complies with  Section 13.3  in the case of an  assignment  thereof or, in the case of any other  transfer,  a written  notice of the transfer is filed with Agent.  Any assignee or  transferee  of a Note agrees by  acceptance  thereof to be bound by all the terms and provisions  of the Loan  Documents.  Any  request,  authority  or consent of any Person,  who at the time of making such request or giving such  authority or consent is the holder of a Note,  shall be conclusive  and binding on any subsequent holder, transferee or assignee of such Note or of any Note or Notes issued in exchange therefor.

13.2.    Participations.

13.2.1.  Permitted  Participants;  Effect.  Any  Lender  may,  in  the  ordinary  course  of  its business  and  in accordance  with  Applicable  Law, at any time sell to one or more banks or other  financial  institutions  (each a
"Participant")  a  participating  interest in any of the Obligations  owing to such Lender,  any Commitment of such
Lender or any other  interest of such Lender under any of the  Loan Documents.  In the event of any  such sale by a
Lender of  participating  interests to a Participant,  such Lender's  obligations  under the  Loan Documents  shall remain  unchanged,  such Lender shall remain solely  responsible to the other parties hereto for the performance of such  obligations,  such Lender shall remain the holder of any Note for all purposes under the Loan Documents,  all amounts  payable by Borrowers  under this Agreement and any of the Notes shall be  determined as if such Lender had not sold  such participating  interests,  and Borrowers and Agent  shall continue  to deal solely and directly with such Lender in connection  with such Lender's rights and obligations  under the Loan  Documents.  If a Lender sells a participation  to a Person other than an Affiliate of such Lender,  then  such Lender  shall give prompt  written notice  thereof to Borrowers  and the other  Lenders.  A  Participant  that would be a Foreign  Lender if it were a
Lender shall not be entitled to the benefits of  Section 4.9  unless  Borrowers  are notified of the  participation sold to Participant  and such  Participant  agrees,  for the benefit of Borrowers,  to comply with  Section 4.10 as though such Participant were a Lender.

13.2.2.  Voting  Rights.  Each  Lender  shall  retain  the sole  right  to  approve,  without  the  consent  of any
Participant,  any  amendment,  modification  or  waiver  of any  provision  of the  Loan  Documents  other  than an amendment,  modification  or waiver  with  respect  to any Loans or  Commitment  in which such  Participant  has an interest  which  forgives  principal,  interest or fees or reduces the stated  interest rate or the stated rates at which fees are payable with respect to any such Loan or Commitment,  postpones the Commitment  Termination Date, or any date fixed for any regularly  scheduled  payment of interest or fees on such Revolver  Loan or  Commitment,  or releases  from  liability  any  Borrower  or any  Guarantor  or  releases  any  substantial  portion  of any of the
Collateral.

13.2.3.  Benefit of  Set-Off.  Each  Borrower  agrees  that each  Participant  shall be deemed to have the right of set-off provided in Section 11.4  hereof in respect of its  participating  interest in amounts owing under the Loan
Documents to the same extent and subject to the same  requirements  under this Agreement  (including  Section 12.5)
as if the amount of its  participating  interest  were owing  directly to it as a Lender under the Loan  Documents, provided  that each Lender shall retain the right of set-off  provided in  Section 11.4  hereof with respect to the amount of  participating  interests sold to each  Participant.  Lenders agree to share with each  Participant,  and each  Participant by exercising  the right of set-off  provided in  Section 11.4  agrees to share with each Lender, any amount  received  pursuant to the  exercise of its right of set-off,  such  amounts to be shared in  accordance with Section 12.5 hereof as if each Participant were a Lender.

13.2.4.  Notices.  Each Lender shall be solely  responsible for notifying its  Participants of any matters relating to the Loan  Documents to the extent that any such notice may be required,  and neither  Agent nor any other Lender shall have any  obligation,  duty or  liability  to any  Participant  of any other  Lender.  Without  limiting  the generality of the  foregoing,  neither Agent nor any Lender shall have any obligation to give notices or to provide documents or information to a Participant of another Lender.

13.3.    Assignments.

13.3.1.  Permitted  Assignments.  Subject to its compliance with  Section 13.3.2,  a Lender may, in accordance with
Applicable  Law, at any time assign to any Eligible  Assignee all or any part of its rights and  obligations  under the Loan Documents,  so long as (i) each assignment is of a constant, and not a varying,  ratable percentage of all of the transferor  Lender's  rights and  obligations  under the Loan Documents with respect to the Loans and the LC
Outstandings  and,  in the case of a  partial assignment,  is in a minimum  principal amount of $5,000,000  (unless otherwise  agreed by Agent in its sole  discretion) and integral  multiples of $1,000,000 in excess of that amount;
(ii) except  in the case of an assignment in whole of a Lender's  rights and  obligations  under the Loan Documents or an assignment by one original  signatory to this Agreement to another such signatory,  immediately  after giving effect to any assignment,  the aggregate  amount of the Commitments  retained by the transferor  Lender shall in no event be less than $5,000,000  (unless  otherwise  agreed by Agent in its sole  discretion);  (iii) the  parties to each such  assignment  shall execute and deliver to Agent,  for its  acceptance  and  recording,  an Assignment and
Acceptance;  and (iv) so long as no Event of Default  exists,  Borrowers  shall have consented to the assignment in writing  prior  to such  assignment  (which  consent  shall  not be  unreasonably  withheld  or  delayed).  Nothing contained  herein  shall  limit in any way the right of a Lender to assign all or any  portion  of the  Obligations owing to it to any  Federal  Reserve  Bank or the  United  States  Treasury  as  collateral  security  pursuant  to
Regulation A of the Board of Governors and any Operating  Circular  issued by such Federal  Reserve Bank,  provided that any payment by Borrowers to the assigning  Lender in respect of such assigned  Obligations in accordance  with the  terms  of this  Agreement  shall  satisfy  Borrowers'  obligations  hereunder  in  respect  of  such  assigned
Obligations  to the extent of such payment,  and no such  assignment  shall  release the assigning  Lender from its obligations hereunder.

13.3.2.  Effect;  Effective Date. Upon  (i) delivery to Agent of a notice of assignment  substantially  in the form attached as Exhibit H hereto,  together with any consents required by Section 13.3.1,  and (ii) payment of a $5,000 fee to the Agent for processing  any assignment to an Eligible  Assignee that is not an Affiliate of the transferor
Lender,  such assignment shall become effective on  the effective  date specified in such notice of assignment.  On and after the effective date of such  assignment,  such Eligible  Assignee shall for all purposes be a Lender party to the  Agreement  and  any other  Loan Document  executed  by the  Lenders  and  shall  have  all the  rights  and obligations  of the Lender  under the Loan  Documents to the same extent as if it were an original  party  thereto, and  no further  consent or action by  Borrowers,  Lenders or Agent shall be  required  to release  the  transferor
Lender with  respect to the  Commitment  (or  portion  thereof)  of such  Lender and  Obligations  assigned to such
Eligible  Assignee.   Upon  the  consummation  of  any  assignment  to  an   Eligible Assignee   pursuant  to  this
Section 13.3,  the transferor Lender,  Agent and Borrowers shall make appropriate  arrangements so that replacement
Notes are issued to such  transferor  Lender and new Notes or, as  appropriate,  replacement  Notes,  are issued to such Eligible  Assignee,  in each case in principal amounts  reflecting their respective  Commitments,  as adjusted pursuant to such  assignment.  If the  transferor  Lender  shall have  assigned  all of its  interests,  rights and obligations under this Agreement  pursuant to Section 13.3.1  hereof,  such transferor  Lender shall no longer have any obligation to indemnify Agent  with respect  to  any transactions,  events or occurrences  that transpire after the  effective  date of  such assignment,  and  each Eligible  Assignee  to which  such  transferor  shall  make an assignment  shall be  responsible  to Agent to indemnify  Agent in accordance  with this  Agreement with respect to transactions, events and occurrences transpiring on and after the effective date of such assignment to it.

13.3.3.  Dissemination  of  Information.  Each  Borrower  authorizes  each  Lender  and  Agent to  disclose  to any
Participant,  any Eligible  Assignee or any other Person acquiring an interest in the  Loan Documents  by operation of law (each a "Transferee"),  and any prospective Transferee,  any and all information in Agent's or such Lender's possession  concerning each Borrower,  the Subsidiaries of each Borrower or the Collateral,  subject to appropriate confidentiality undertakings on the part of such Transferee.

13.4.    Tax Treatment.  If any interest in any Loan Document is  transferred  to any Transferee  that is organized under the laws of any jurisdiction other than the United States or any State thereof,  the transferor  Lender shall cause such  Transferee,  concurrently  with the  effectiveness  of such transfer,  to comply with the provisions of
Section 4.10 hereof.

Section 14.       MISCELLANEOUS

14.1.    Power of Attorney.  Each Borrower hereby  irrevocably  designates,  makes,  constitutes and appoints Agent
(and all Persons  designated by Agent) as such Borrower's true and lawful attorney (and  agent-in-fact)  and Agent, or Agent's  designee,  may,  without notice to such Borrower and in either such  Borrower's or Agent's name, but at the cost and expense of Borrowers:

14.1.1.  At such time or times as Agent or said  designee,  in its sole  discretion,  may  determine,  endorse such
Borrower's  name on any Payment  Item or  proceeds of the  Collateral  which come into the  possession  of Agent or under Agent's control.

14.1.2.  At any time  that an Event  of  Default  exists:  (i) demand  payment  of the  Accounts  from the  Account
Debtors,  enforce  payment of the Accounts by legal  proceedings or otherwise,  and generally  exercise all of such
Borrower's  rights and remedies with respect to the collection of the Accounts;  (ii) settle,  adjust,  compromise, discharge or release any of the Accounts or other  Collateral  or any legal  proceedings  brought to collect any of the Accounts or other  Collateral;  (iii) sell or assign any of the Accounts and other  Collateral upon such terms, for such amounts and at such time or times as Agent deems  advisable;  (iv) take  control,  in any  manner,  of any item of payment or proceeds  relating  to any  Collateral;  (v) prepare,  file and sign such  Borrower's  name to a proof of claim in bankruptcy or similar  document  against any Account Debtor or to any notice of Lien,  assignment or  satisfaction  of Lien or similar  document in connection  with any of the  Collateral;  (vi) receive,  open and dispose  of all mail  addressed  to such  Borrower  and to notify  postal  authorities  to change the  address  for delivery  thereof to such address as Agent may designate;  (vii) endorse  the name of such Borrower upon any of the items of payment or  proceeds  relating to any  Collateral  and deposit the same to the account of Agent on account of the  Obligations;  (viii) endorse  the name of such  Borrower  upon any  chattel  paper,  document,  instrument, invoice,  freight bill,  bill of lading or similar  document or agreement  relating to any Accounts or Inventory of any Obligor and any other  Collateral;  (ix) use such  Borrower's  stationery and sign the name of such Borrower to verifications  of the Accounts  and notices  thereof to Account  Debtors;  (x) use the  information  recorded on or contained  in any  data  processing  equipment  and  computer  hardware  and  software  relating  to the  Accounts,
Inventory, Equipment or any other Collateral;  (xi) make and adjust claims under policies of insurance;  (xii) sign the name of such  Borrower on any proof of claim in  bankruptcy  against  Account  Debtors and on notices of Liens, claims of mechanic's  Liens or assignments or releases of mechanic's  Liens securing any Accounts;  (xiii) take all action as may be  necessary  to obtain the  payment of any letter of credit or  banker's  acceptance  of which such
Borrower is a beneficiary;  and (xiv) do all other acts and things necessary, in Agent's determination,  to fulfill such Borrower's obligations under this Agreement.

14.2.    General  Indemnity.  Each Borrower  hereby agrees to indemnify and defend the  Indemnitees  against and to hold the  Indemnitees  harmless from any Indemnified  Claim that may be instituted or asserted  against or incurred by any of  the Indemnitees  and that either (i) arises out of or relates to this Agreement or any of the other Loan
Documents  (including any  transactions  entered into pursuant to any of the Loan Documents,  Agent's Lien upon the
Collateral,  or  the performance  by Agent or Lenders of their  duties or the  exercise  of any of their  rights or remedies  under this  Agreement or any of the other Loan  Documents)  or (ii) results  from  Borrowers'  failure to observe,  perform or discharge any of Borrowers'  covenants or duties  hereunder.  Without  limiting the generality of the  foregoing,  this  indemnity  shall  extend to any  Indemnified  Claims  instituted  or asserted  against or incurred by any of the  Indemnitees  by any Person  under any  Environmental  Laws or similar laws by reason of any
Borrower's or any other Person's  failure to comply with laws  applicable to solid or  hazardous waste materials or other toxic  substances.  Additionally,  if any Taxes  (excluding  Taxes imposed upon or measured solely by the net income of Agent and Lenders,  but including any intangibles  tax, stamp tax,  recording tax or franchise tax) shall be payable by Agent or any Obligor on account of the  execution or delivery of this  Agreement,  or the  execution, delivery,  issuance  or  recording  of any of the other Loan  Documents,  or the  creation or  repayment  of any of the Obligations  hereunder, by reason of any Applicable Law now or hereafter in effect, Borrowers will pay (or will promptly  reimburse  Agent and Lenders for the payment of) all such Taxes,  including  any interest  and  penalties thereon,  and will  indemnify  and  hold  Indemnitees  harmless  from  and  against  all  liability  in  connection therewith.  The foregoing  indemnities shall not apply to Indemnified  Claims incurred by any of the Indemnitees as a direct  and  proximate  result of their own gross  negligence  or  willful  misconduct  or that  arise out of any disputes arising solely out of the relationship between Agent and any Lender.

14.3.    Survival of All  Indemnities.  Notwithstanding  anything to the  contrary in this  Agreement or any of the other Loan  Documents,  the obligation of each Borrower and each Lender with respect to each indemnity  given by it in this  Agreement,  whether  given by any or all  Borrowers  to Agent  Indemnitees,  Lender  Indemnitees  or Fleet
Indemnitees or by any Lender to any Agent  Indemnitees or Fleet  Indemnitees,  shall survive the payment in full of the Obligations and the termination of any of the Commitments.

14.4.    Modification  of  Agreement.  This  Agreement  may not be  modified,  altered  or  amended,  except  by an agreement  in  writing  signed by  Borrowers  and Agent and  Lenders  (or,  where  otherwise  expressly  allowed by
Section 12 hereof, the Required Lenders in lieu of Agent and Lenders);  provided, however, that no consent, written or  otherwise,  of  Borrowers  shall be  necessary  or  required in  connection  with any  amendment  of any of the provisions  of Sections  1.3.2,  3.1.3,  4.6,  or 12 (other than  Section 12.17),  or any other  provision  of this
Agreement that affects only the rights,  duties and  responsibilities  of Lenders and Agent as among  themselves so long as no such amendment imposes any additional obligations on Borrowers.

14.5.    Severability.  Wherever  possible,  each provision of this  Agreement  shall be interpreted in such manner as to be effective and valid under  Applicable  Law, but if any provision of this Agreement  shall be prohibited by or invalid under  Applicable  Law, such provision  shall be ineffective  only to the extent of such  prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

14.6.    Cumulative  Effect;  Conflict of Terms. The provisions of the Other Agreements and the Security  Documents
are hereby  made  cumulative  with the  provisions  of this  Agreement.  Without  limiting  the  generality  of the foregoing,  the parties  acknowledge  that this  Agreement and the other Loan  Documents may use several  different limitations,  tests or measurements to regulate the same or similar  matters and that  such limitations,  tests and measures are  cumulative  and each must be  performed,  except as may be  expressly  stated to the contrary in this
Agreement.  Except  as  otherwise  provided  in  any of the  other  Loan Documents  by  specific  reference  to the applicable  provision of this Agreement,  if any provision  contained in this Agreement is in direct conflict with, or inconsistent with, any provision in any of the other Loan Documents,  the provision  contained in this Agreement shall govern and control.

14.7.    Execution in  Counterparts.  This  Agreement  and any  amendments  hereto may be executed in any number of counterparts  and by  different  parties  hereto in  separate  counterparts,  each of which  when so  executed  and delivered shall be deemed to be an original and all of which  counterparts  taken together shall constitute but one and the same instrument.

14.8.    Consent.  Whenever  Agent's,  Lenders' or Required  Lenders' consent is required to be obtained under this
Agreement  or any of the other Loan  Documents as a condition to any action,  inaction,  condition or event,  Agent and each Lender shall be  authorized  to give or withhold its consent in its sole and  absolute  discretion  and to condition its consent upon the giving of additional  collateral security for the Obligations,  the payment of money or any other matter.

14.9.    Notices.  All  notices,  requests  and demands to or upon a party  hereto shall be in writing and shall be sent by  certified  or  registered  mail,  return  receipt  requested,  personal  delivery  against  receipt  or by telecopier or other  facsimile  transmission  and shall be deemed to have been validly  served,  given or delivered when  delivered  against  receipt or, in the case of facsimile  transmission,  when  received (if on a Business Day and, if not  received on a Business  Day,  then on the next  Business  Day after  receipt) at the office  where the noticed  party's  telecopier  is located,  in each case  addressed  to the noticed  party at the address  shown for such party on the signature page hereof or, in the case of a Person who becomes a Lender after the date hereof,  at the address  shown on the  Assignment  and  Acceptance by which such Person  became a Lender.  Notwithstanding  the foregoing,  no notice to or upon Agent  pursuant to  Sections 1.3,  2.1.2,  3.1 or 5.2.2 shall be  effective  until after  actually  received by the  individual  to whose  attention at Agent such notice is required to be sent.  Any written notice,  request or demand that is not sent in conformity with the provisions hereof shall  nevertheless be effective  on the date that  such notice,  request  or demand  is  actually  received  by the  individual  to whose attention at the noticed party such notice, request or demand is required to be sent.

14.10.   Performance  of Borrowers'  Obligations.  If any Borrower  shall fail to discharge  any covenant,  duty or obligation  hereunder or under any of the other Loan Documents,  Agent may, in its  sole discretion  at any time or from time to time, for such  Borrower's  account and at Borrowers'  expense,  pay any amount or do any act required of  Borrowers  hereunder  or under any of the other Loan  Documents  or  otherwise  lawfully  requested by Agent to
(i) enforce  any of the Loan  Documents  or  collect  any of the  Obligations,  (ii) preserve,  protect,  insure or maintain or realize upon any of the  Collateral,  or  (iii) preserve,  defend,  protect or maintain the validity or priority of Agent's Liens in any of the  Collateral,  including  the payment of any judgment  against any Borrower, any insurance  premium,  any warehouse charge,  any finishing or processing  charge,  any landlord claim, any other
Lien upon or with respect to any of the  Collateral  (whether or not a Permitted  Lien).  All  payments  that Agent may make under this  Section and all  out-of-pocket  costs and expenses  (including  Extraordinary  Expenses)  that
Agent  pays or  incurs  in  connection  with any  action  taken by it  hereunder  shall be  reimbursed  to Agent by
Borrowers  on demand with  interest  from the date such  payment is made or such costs or expenses  are incurred to the date of  payment  thereof  at the  Default  Rate  applicable  for  Revolver  Loans  that are Base  Rate  Loans.
Any payment  made or other  action  taken by Agent under this  Section  shall be without  prejudice to any right to assert,  and without  waiver of, an Event of Default  hereunder  and to without  prejudice to Agent's right proceed thereafter as provided herein or in any of the other Loan Documents.

14.11.   Credit  Inquiries.  Each Borrower  hereby  authorizes and permits Agent and Lenders (but Agent and Lenders shall have no obligation) to respond to usual and customary  credit  inquiries from third parties  concerning  such
Borrower or any of its Subsidiaries.

14.12.   Time of  Essence.  Time is of the  essence  of this  Agreement,  the  Other  Agreements  and the  Security
Documents.

14.13.   Indulgences  Not  Waivers.  Agent's or any  Lender's  failure at any time or times  hereafter,  to require strict  performance by Borrowers of any provision of this Agreement  shall not waive,  affect or diminish any right of Agent or any Lender thereafter to demand strict compliance and performance therewith.

14.14.   Entire  Agreement;  Appendix A,  Exhibits and  Schedules.  This  Agreement and the  other Loan  Documents, together with all other instruments,  agreements and certificates  executed by the parties in connection  therewith or with reference  thereto,  embody the entire  understanding  and agreement between the parties hereto and thereto with respect to the subject  matter  hereof and thereof and  supersede  all prior  agreements,  understandings  and inducements,  whether  express or implied,  oral or  written.  Appendix A,  each of  the  Exhibits  and each of the
Schedules attached hereto are incorporated into this Agreement and by this reference made a part hereof.

14.15.   Interpretation.  No provision  of this  Agreement  or any of the other Loan  Documents  shall be construed against or  interpreted  to the  disadvantage  of any party hereto by any court or other  governmental  or judicial authority by reason of such party having, or being deemed to have, structured, drafted or dictated such provision.

14.16.   Obligations  of Lenders  Several.  The  obligations  of each Lender  hereunder are several,  and no Lender shall be responsible  for the  obligations or Commitment of any other Lender.  Nothing  contained in this Agreement and no action taken by Lenders  pursuant  hereto  shall be deemed to  constitute  the Lenders to be a  partnership, association,  joint venture or any other kind of entity.  The amounts  payable at any time hereunder to each Lender shall be a separate  and  independent  debt,  and each  Lender  shall be  entitled,  to  the extent  not  otherwise restricted  hereunder,  to protect and enforce its rights  arising out of this  Agreement and any of the other Loan
Documents and it shall not be necessary  for Agent or any other Lender to be joined as an  additional  party in any proceeding for such purpose.

14.17.   Advertising  and  Publicity.  With the  prior  consent  of  Borrowers  (which  shall  not be  unreasonably withheld or delayed),  Agent, on behalf of Lenders,  may issue and disseminate to the public  (by advertisement  or otherwise)  information  describing the credit accommodations made available by Lenders pursuant to this Agreement, including the name and address of each  Borrower,  the amount and security for  the credit  accommodations  and the general nature of each  Borrower's  business,  provided that detail  regarding terms (such as interest rate) may be provided only to industry publications, such as the "LPC Gold Sheets."

14.18.   Confidentiality.  Agent and Lenders each agrees to exercise  reasonable  efforts (and,  in any event, with at least the same degree of care as it ordinarily  exercises with respect to confidential  information of its other customers) to keep any  confidential  information  that is delivered or made  available by Borrowers to it and that is marked confidential,  including  information made available to Agent or any Lender in connection with a visit or investigation by any Person  contemplated in Section 9.1.1  hereof,  confidential  from any Person other than their respective  Affiliates  and  individuals  employed or  retained by Agent or such Lender who are or are  expected to become engaged in evaluating,  approving,  structuring,  administering or otherwise giving professional advice with respect to any of the Loans or  Collateral,  including any of their  respective  legal  counsel,  auditors or other professional  advisors  provided,  however,  that nothing herein shall prevent Agent or any Lender from  disclosing such confidential  information  (i) to  any  party  to  this  Agreement  from  time  to  time  or any  Participant,
(ii) pursuant the order of any court or administrative  agency,  (iii) upon the request or demand of any regulatory agency or authority having  jurisdiction  over Agent or such Lender,  (iv) which has been publicly  disclosed other than by an act or omission of Agent or any Lender except as permitted  herein or which  becomes  available to Agent or any Lender on a nonconfidential  basis from a source other than Obligors,  (v) to the extent reasonably required in  connection  with  any  litigation  (with  respect  to  any  of the  Loan Documents  or any of  the transactions contemplated  thereby)  to which  Agent,  any Lender or  their respective  Affiliates  may be a party,  (vi) to the extent  reasonably  required  in  connection  with  the exercise  of any  remedies  hereunder,  (vii) to  any Agent
Professionals or any Lender's legal counsel or auditors,  (viii) to any actual or proposed  Participant,  Assignee, counterparty or advisors to any swap or derivative  transactions  relating to Obligors and the Obligations,  or any other  Transferee of all or part of a Lender's rights  hereunder so long as such Person has agreed in writing to be bound by the  provisions of this Section,  (viii) to the National  Association  of Insurance  Commissioners  or any
similar  organization or to any nationally  recognized  rating agency that requires  access to information  about a
Lender's  portfolio in connection  with ratings issued with respect to such Lender,  (ix) to the extent  reasonably
required  by  Applicable  Law  (including   the   Sarbanes-Oxley   Act)  or  (x) with  the  consent  of  Borrowers.
Notwithstanding  anything herein to the contrary  contained  above,  the information  subject to this Section 14.18 shall not include,  and Agent and each Lender may disclose,  without  limitation of any kind, any information  with respect to the "tax  treatment"  and "tax  structure"  (in each case,  within the  meaning of  Treasury  Regulation
Section  1.6011-4) of the  transactions  contemplated  hereby and all materials of any kind (including  opinions or other tax analyses)  that are provided to Agent or such Lender  relating to such tax  treatment and tax  structure;
provided  that with  respect to any document or similar item that in either case  contains  information  concerning the tax treatment or tax  structure of the  transactions  as well as other  information,  this sentence  shall only apply to such  portions of the  document or similar item that relate to the tax  treatment or tax  structure of the
Loans, Letters of Credit and transactions contemplated hereby.

14.19.   Senior  Debt.  Borrowers  acknowledge  and agree and  confirm  to Agent and  Lenders  that this  Agreement constitutes  the "Senior Credit  Facility" and the  Obligations  constitute  "Senior Debt",  each as defined in the
Senior Subordinated Indenture.

14.20.   Governing Law; Consent to Forum.  This Agreement has been negotiated,  executed and delivered at and shall be deemed to have been made in Atlanta,  Georgia.  This Agreement  shall be governed by and construed in accordance with the laws of the State of Georgia;  provided, however,  that, if any of the Collateral  shall be located in any jurisdiction other than Georgia,  the laws of such jurisdiction  shall govern the method,  manner and procedure for foreclosure of Agent's Lien upon such  Collateral and the  enforcement of Agent's other remedies in respect of such
Collateral to the extent that the laws of such  jurisdiction  are different from or  inconsistent  with the laws of the State of  Georgia.  As part of the  consideration  for new value  received,  and  regardless of any  present or future  domicile  or  principal  place of business  of any  Borrower,  any Lender or Agent,  each  Borrower  hereby consents and agrees that the Superior  Court of Cobb County,  Georgia,  or, at Agent's  option,  the United  States
District  Court for the  Northern  District  of  Georgia,  Atlanta Division,  shall have  jurisdiction  to hear and determine any claims or disputes among any or all Borrowers,  Agent and Lenders  pertaining to this Agreement or to any matter arising out of or related to this  Agreement.  Each Borrower  expressly  submits and consents in advance to such  jurisdiction  in any action or suit  commenced  in any such Court,  and each  Borrower  hereby  waives any objection  that such  Borrower  may have  based upon lack of  personal  jurisdiction,  improper  venue or forum non conveniens and hereby consents to the granting of such legal or equitable  relief as is deemed  appropriate by such
Court.  Each Borrower  hereby waives  personal  service of the summons,  complaint and other process  issued in any such action or suit and agrees that service of such  summons,  complaint and other process may be made by certified mail  addressed  to such  Borrower  at the address set forth in this  Agreement  and that  service so made shall be deemed  completed upon the earlier of such  Borrower's  actual receipt  thereof or 3 days after deposit in the U.S.
mails,  proper postage  prepaid.  Nothing in this Agreement shall be deemed or operate to affect the right of Agent to serve  legal  process  in  any other  manner  permitted  by law,  or to  preclude  the  enforcement  by Agent of any judgment  or order obtained in such forum or the taking of any action under this Agreement  to enforce  same in any other appropriate forum or jurisdiction.

14.21.   Waivers by Borrowers.  To the fullest  extent  permitted by Applicable  Law, each Borrower  waives (i) the right to trial by jury (which  Agent and each  Lender  hereby also  waives)  in any  action,  suit,  proceeding  or counterclaim  of any  kind  arising  out  of or  related  to any of  the Loan  Documents,  the  Obligations  or the
Collateral;  (ii) presentment,  demand and  protest  and notice of  presentment,  protest,  default,  non  payment, maturity,  release,  compromise,  settlement,  extension  or  renewal  of any or all  commercial  paper,  accounts, contract  rights,  documents,  instruments,  chattel  paper and  guaranties at any time held by Agent on which such
Borrower  may in any way be  liable  and  hereby  ratifies  and  confirms  whatever  Agent  may do in this  regard;
(iii) notice  prior to taking  possession  or control of the  Collateral  or any bond or  security  which  might be required  by any court  prior to  allowing  Agent to  exercise  any of Agent's  remedies;  (iv) the benefit  of all valuation,  appraisement  and  exemption  laws;  (v) any  claim  against  Agent or any  Lender,  on any  theory  of liability,  for special,  indirect,  consequential,  or punitive  damages  (as opposed to direct or actual damages)
arising out of, in connection  with, or as a result of, any of the Loan Documents,  any  transaction  thereunder or the use of the proceeds of any Loans; and (vi) notice of acceptance  hereof.  Each Borrower  acknowledges  that the foregoing  waivers are a material  inducement to Agent's and Lender's  entering into this  Agreement and that Agent and Lenders are relying upon the foregoing  waivers in its future dealings with Borrowers.  Each Borrower  warrants and  represents  that it has  reviewed  the  foregoing  waivers  with  its  legal  counsel  and has  knowingly  and
voluntarily  waived  its  jury  trial  rights  following   consultation  with  legal  counsel.   In  the  event  of
litigation, this Agreement may be filed as a written consent to a trial by the Court.

14.22.   Texas Finance Code.  Borrowers,  Agent and Lenders  hereby agree that the provisions of Chapter 346 of the
Texas Finance Code, as amended  (regulating  certain revolving credit and revolving  tri-party  accounts) shall not apply to the Loan Documents.

14.23.   Waiver of DTPA.  Each Borrower  waives all  provisions  of the Texas  Deceptive  Trade  Practices-Consumer
Protection Act, Texas Business and Commerce Codess.ss. 17.41, et seq. ("DTPA") other than ss. 17.555 (pertaining to contribution  and  indemnity)  of the DPTA,  and warrants and  represents  that it (i) has assets having a value of
$5,000,000  or more,  (ii) has  knowledge  and  experience  in  financial  and  business  matters that enable it to evaluate the merits and risks of the  transactions  contemplated  by this  Agreement and the other Loan  Documents,
(iii) is not in a  significantly  disparate  bargaining  position  relative  to Agent and Lenders and (iv) has been represented  by legal counsel in connection  with the  transactions  contemplated  by this  Agreement and the other
Loan Documents.

14.24.   Amendment and  Restatement.  This Agreement  amends and restates the Original Loan  Agreement,  and is not intended  to be or operate as a novation  or an accord and  satisfaction  of the  Original  Loan  Agreement  or the
Obligations evidenced or secured thereby or provided for thereunder.

                                   [Remainder of page intentionally left blank]

         IN WITNESS  WHEREOF,  this  Agreement  has been duly  executed  in Atlanta,  Georgia,  on the day and year specified at the beginning of this Agreement.

                                                                       BORROWERS:

ATTEST:                                                       TROPICAL SPORTSWEAR INT'L CORPORATION

/s/ Regina M. Valentin                                                By:  /s/ N. Larry McPherson
Regina M. Valentin, Assistant Secretary                                    N. Larry McPherson,
                                                                           Executive Vice President
    [CORPORATE SEAL]
                                                                       Address:
                                                                       4902 West Waters Avenue
                                                                       Tampa, Florida  33634-1302
                                                                       Attention:  President
                                                                       Telecopier No.:  (813) 249-4901

ATTEST:                                                       TROPICAL SPORTSWEAR COMPANY, INC.

/s/ Regina M. Valentin                                                 By: /s/ N. Larry McPherson
Regina M. Valentin, Assistant Secretary                                    N. Larry McPherson,
                                                                           Executive Vice President
    [CORPORATE SEAL]
                                                                       Address:
                                                                       4902 West Waters Avenue
                                                                       Tampa, Florida  33634-1302
                                                                       Attention:  President
                                                                       Telecopier No.:  (813) 249-4901

ATTEST:                                                       SAVANE INTERNATIONAL CORP.

/s/ Regina M. Valentin                                                 By: /s/ N. Larry McPherson
Regina M. Valentin, Assistant Secretary                                    N. Larry McPherson,
                                                                           Executive Vice President
    [CORPORATE SEAL]
                                                                       Address:
                                                                       4902 West Waters Avenue
                                                                       Tampa, Florida  33634-1302
                                                                       Attention:  President
                                                                       Telecopier No.:  (813) 249-4901

                                     [Signatures continued on following page]

ATTEST:                                                                APPAREL NETWORK
                                                                       CORPORATION

/s/ Regina M. Valentin                                                 By: /s/ N. Larry McPherson
Regina M. Valentin, Assistant Secretary                                    N. Larry McPherson,
                                                                           Executive Vice President
    [CORPORATE SEAL]
                                                                       Address:
                                                                       4902 West Waters Avenue
                                                                       Tampa, Florida  33634-1302
                                                                       Attention:  President
                                                                       Telecopier No.:  (813) 249-4901

ATTEST:                                                                TSI BRANDS, INC.

/s/ Regina M. Valentin                                                  By: /s/ N. Larry McPherson
Regina M. Valentin, Assistant Secretary                                     N. Larry McPherson,
                                                                            Vice President
    [CORPORATE SEAL]
                                                                       Address:
                                                                       4902 West Waters Avenue
                                                                       Tampa, Florida  33634-1302
                                                                       Attention:  President
                                                                       Telecopier No.:  (813) 249-4901

ATTEST:                                                                TSIL, INC.

/s/ Regina M. Valentin                                                  By: /s/ N. Larry McPherson
Regina M. Valentin, Assistant Secretary                                     N. Larry McPherson,
                                                                            Vice President
    [CORPORATE SEAL]
                                                                       Address:
                                                                       4902 West Waters Avenue
                                                                       Tampa, Florida  33634-1302
                                                                       Attention:  President
                                                                       Telecopier No.:  (813) 249-4901

                                     [Signatures continued on following page]

ATTEST:                                                                DUCK HEAD APPAREL
                                                                       COMPANY, LLC

/s/ Regina M. Valentin                                                 By: /s/ N. Larry McPherson
Regina M. Valentin, Assistant Secretary                                    N. Larry McPherson,
                                                                           Executive  VicePresident
    [CORPORATE SEAL]
                                                                       Address:
                                                                       4902 West Waters Avenue
                                                                       Tampa, Florida  33634-1302
                                                                       Attention:  President
                                                                       Telecopier No.:  (813) 249-4901

ATTEST:                                                                DELTA MERCHANDISING, INC.

/s/ Regina M. Valentin                                                 By: /s/ N. Larry McPherson
Regina M. Valentin, Assistant Secretary                                    N. Larry McPherson,
                                                                           Executive Vice President
    [CORPORATE SEAL]
                                                                       Address:
                                                                       4902 West Waters Avenue
                                                                       Tampa, Florida  33634-1302
                                                                       Attention:  President
                                                                       Telecopier No.:  (813) 249-4901

                                                                       LENDERS:

                                                                       FLEET CAPITAL CORPORATION

Revolver Commitment: $47,000,000                                       By: /s/ Elizabeth L. Waller
                                                                       Title: Senior Vice President

                                                                       Address and LIBOR Lending Office:
                                                                       Suite, 800, 300 Galleria Parkway, N.W.
                                                                       Atlanta, Georgia 30339
                                                                       Attention: Office Head
                                                                       Telecopier No.:  (770) 859-2437

                                     [Signatures continued on following page]

                                                                       WACHOVIA BANK, NATIONAL ASSOCIATION

Revolver Commitment: $29,000,000                                       By: John Trainor
                                                                       Title: Director

                                                                       Address and LIBOR Lending Office:

                                                                       Attention:  ______________________
                                                                       Telecopier No.:  (___) _____________

                                                                       BANK OF AMERICA, N.A.

Revolver Commitment: $19,000,000                                       By: John L. Anderson
                                                                       Title: Vice President

                                                                       Address and LIBOR Lending Office:
                                                                       600 Peachtree Street
                                                                       5th Floor
                                                                       Atlanta, Georgia  30308
                                                                       Attention:  Loan Administration
                                                                       Telecopier No.:  (404) 607-6437

                                                                       AGENT:

                                                                       FLEET CAPITAL CORPORATION,
                                                                       as Agent

                                                                       By: /s/ Elizabeth L. Waller
                                                                       Title: Senior Vice President
                                                                       Address and LIBOR Lending Office:
                                                                       Suite 800, 300 Galleria Parkway, N.W.
                                                                       Atlanta, Georgia  30339
                                                                       Attention:  Office Head
                                                                       Telecopier No.:  (770) 859-2437

                                                    APPENDIX A

                                                GENERAL DEFINITIONS

         When used in the Amended  and  Restated  Loan and  Security  Agreement  dated June 6, 2003 (as at any time
amended,   the  "Agreement"),   by  and  among  TROPICAL  SPORTSWEAR  INT'L  CORPORATION,   a  Florida  corporation
("Tropical"),  TROPICAL SPORTSWEAR COMPANY,  INC., a Delaware corporation  ("TSCI"),  SAVANE INTERNATIONAL CORP., a
Texas corporation ("Savane"),  APPAREL NETWORK CORPORATION, a Florida corporation ("Apparel"),  TSI BRANDS, INC., a
Delaware  corporation  ("TSI"),  TSIL, INC., a Delaware  corporation  ("TSIL"),  DUCK HEAD APPAREL COMPANY,  LLC, a
Georgia  limited  liability  company ("Duck Head"),  and DELTA  MERCHANDISING,  INC., a South Carolina  corporation
("Delta";  Tropical,  TSCI, Savane, Apparel, TSI, TSIL, Duck Head and Delta collectively referred to hereinafter as
"Borrowers" and individually as a "Borrower"),  each financial  institution  listed on the signature pages attached thereto and its  successors and assigns which become  "Lenders" as provided  therein (such  financial  institutions and their  respective  successors and assigns  referred to collectively  herein as "Lenders" and  individually as a
"Lender"),  and FLEET CAPITAL  CORPORATION  ("Agent"),  in its capacity as collateral and administrative  agent for itself and the Lenders,  the following  terms shall have the following  meanings  (terms defined in the singular to have the same meaning when used in the plural and vice versa):

                  Account - shall have the meaning  ascribed to "account" in the UCC and shall  include any and all rights of a Borrower to payment for goods sold or leased or for services  rendered  that are not evidenced by an Instrument or Chattel Paper, whether or not they have been earned by performance.

                  Account Debtor - a Person who is or becomes obligated under or on account of an Account.

                  Accounts  Collateral  - all  Accounts  of a Borrower  and all right,  title and  interest of such
         Borrower  in or to any  returned  Goods the sale or other  disposition  of which gave rise to an  Account, together with all rights,  titles,  securities and guarantees  with respect to any Account,  including any rights to stoppage in transit,  replevin,  reclamation  and  resales,  and all related  security or Liens, whether  voluntary  or  involuntary,  in each case  whether now  existing or owned or  hereafter  created, arising or acquired.

                  Accounts  Formula Amount - on any date of  determination  thereof,  an amount equal to the lesser of (i)  the Revolver  Commitments  on such date or (ii) 85% or such lesser  percentage as Agent may in its sole credit  judgment  determine  from time to time of the net amount of  Eligible  Accounts on such date.
         As used herein,  the phrase "net amount of Eligible  Accounts" shall mean the face amount of such Accounts on any date less any and all returns,  rebates,  discounts (which may, at Lender's  option,  be calculated on shortest  terms),  credits,  allowances or Taxes (including  sales,  excise or other taxes) at any time issued,  owing,  claimed by Account  Debtors,  granted,  outstanding or payable in connection with, or any interest accrued on the amount of, such Accounts at such date.

                  Adjusted  LIBOR Rate - with respect to each  Interest  Period for a LIBOR Loan,  an interest rate per annum  (rounded  upwards,  to the next 1/16th of 1%) equal to the  quotient  of (a) the  LIBOR Rate in effect for such Interest Period divided by (b) a  percentage  (expressed as a decimal) equal to 100% minus
         Statutory Reserves.

                  Affiliate - a Person (other than a  Subsidiary):  (i) which  directly or  indirectly  through one or more  intermediaries  controls,  or is controlled by, or is under common control with,  another Person;
         (ii) which  beneficially  owns or holds 10% or more of any class of the Equity  Interests of a Person;  or
         (iii) 10% or more of the Equity  Interests  with power to vote of which is  beneficially  owned or held by another Person or a Subsidiary of another  Person.  For purposes  hereof,  "control" means the possession, directly or  indirectly,  of the power to direct or cause the direction of the  management and policies of a Person, whether through the ownership of any Equity Interest, by contract or otherwise.

                  Agent  Indemnitees  -  Agent  in  its  capacity  as  collateral  and  administrative   agent  for
         the Lenders under the  Loan Documents  and all of Agent's present and future officers,  directors,  agents and attorneys.

                  Agent   Professionals  -  attorneys,   accountants,   appraisers,   business  valuation  experts,
         environmental  engineers  or  consultants,  turnaround  consultants  and other  professionals  or  experts retained by Agent.

                  Agreement  - the  Amended  and  Restated  Loan and  Security  Agreement  referred to in the first sentence of this Appendix A, all Exhibits and Schedules thereto and this Appendix A.

                  Applicable  Law  -  all  laws,  rules  and  regulations   applicable  to  the  Person,   conduct,
         transaction,  covenant,  Loan Document or Material  Contract in question,  including all applicable common law and equitable principles;  all provisions of all applicable state, federal and foreign  constitutions, statutes,  rules,  regulations  and orders of  Governmental  Authorities;  and all orders,  judgments  and decrees of all courts and arbitrators.

                  Applicable  Margin - a  percentage  equal to 0.75% with  respect to Revolver  Loans that are Base
         Rate Loans,  2.25% with respect to Revolver Loans that are LIBOR Loans;  provided,  that,  commencing July
         1,  2003,  the  Applicable  Margin  shall be  increased  or (if no  Default  or Event of  Default  exists)
         decreased,  based upon Average Availability for the immediately preceding Fiscal Quarter of Borrowers,  as follows:

                          ------------------------------------------ ----------------------------------------
                          Average Availability for the immediately   Revolver Loans
                          preceding Fiscal Quarter                   Outstanding as:
                          ------------------------------------------ ----------------------------------------
                          ------------------------------------------ --------------------- ------------------
                                                                     Base Rate Loan        LIBOR Loan
                          ------------------------------------------ --------------------- ------------------
                          ------------------------------------------ --------------------- ------------------
                          Greater than $30,000,000                          0.75%                2.25%
                          ------------------------------------------ --------------------- ------------------
                          ------------------------------------------ --------------------- ------------------
                          Equal to or less than $30,000,000, but            1.00%                2.50%
                          greater than or equal to $20,000,000
                          ------------------------------------------ --------------------- ------------------
                          ------------------------------------------ --------------------- ------------------
                          Less than $20,000,000                             1.25%                2.75%
                          ------------------------------------------ --------------------- ------------------

         The  Applicable  Margin shall be subject to reduction or increase,  as applicable  and as set forth in the table above, on a quarterly basis according to Average  Availability for the immediately  preceding Fiscal
         Quarter of Borrowers,  on the first day of the second month  immediately  following the end of such Fiscal
         Quarter.  For purposes of this  definition,  Average  Availability  shall be  determined by Agent based on the most recent  Compliance  Certificate  delivered  by  Borrower to Agent  pursuant to Section 7.5 of the
         Agreement and Agent's books and records,  and such  determination by Agent, in the absence of any manifest error, shall be conclusive.

                  Assignment and Acceptance - an assignment and acceptance entered into by a Lender and an
         Eligible Assignee and accepted by Agent, in the form of Exhibit G.

                  Availability -  on any date,  the amount that  Borrowers are entitled to borrow as Revolver Loans on such date,  such amount being the difference  derived when the sum of the principal  amount of Revolver
         Loans then  outstanding  (including  any  amounts  that Agent or Lenders  may have paid for the account of
         Borrowers  pursuant to any of the Loan  Documents  and that have not been  reimbursed by Borrowers and any outstanding  Settlement  Loans)  is  subtracted  from  the  Borrowing  Base on such  date.  If the  amount outstanding is equal to or greater than the Borrowing Base, Availability is zero.

                  Availability  Reserve  - on any date of  determination  thereof,  an  amount  equal to the sum of the following  (without duplication):  (i) the Inventory Reserve;  (ii) all amounts of past due rent, fees or other  charges  owing at such time by any  Obligor to any  landlord  of  any premises  where any of the
         Collateral  is located or to any  processor,  repairman,  mechanic or other Person who is in possession of any  Collateral  or has  asserted  any Lien or claim  thereto;  (iii) any  amounts  which any  Obligor  is obligated to pay pursuant to the  provisions of any of the Loan  Documents that Agent or any Lender elects to pay for  the  account  of such  Obligor  in accordance  with  authority  contained  in any of the  Loan
         Documents;  (iv) the  LC  Reserve;  (v) any  amount  received  by  Agent  from the  Business  Interruption
         Insurance  Assignment  and  applied  to  the  Revolver  Loans;   (vi) the  aggregate  amount  of  reserves
         established by Agent in its reasonable  discretion in respect of ACH (automated  clearinghouse)  transfers or obligations of Borrowers;  (vii) the  Dilution Reserve;  (ix) the Hedging Agreement  Reserve;  and (x)
         such  additional  reserves,  in such amounts and with respect to such matters,  as Agent in its reasonable credit judgment may elect to impose from time to time.

                  Average  Availability  - for any  period,  an  amount  equal to the sum of the  actual  amount of
         Availability  on each day during such period,  as  determined  by Agent,  divided by the number of days in such period.

                  Average  Revolver Loan Balance - for any period,  the amount  obtained by adding the aggregate of the  unpaid  balance  of  Revolver  Loans  and LC  Outstandings  at the end of each day for the  period in question and by dividing such sum by the number of days in such period.

                  Bank - Fleet National Bank.

                  Bank of America - Bank of America, N.A., a national banking association.

                  Bank  of  America  Loan  Documents  -  collectively,  the  Bank of  America  Mortgage,  any  loan agreements, notes, documents, agreements or other instruments executed in connection therewith.

                  Bank of America  Mortgage - the Real Estate  Mortgage,  between  Tropical and,  pursuant to which
         Tropical has conveyed to Bank of America a Lien upon certain real  Property and the  improvements  thereon owned  by  Tropical  and  located  at 4924  West  Waters  Avenue  and  4902  West  Waters  Avenue,  Tampa,
         Hillsborough County, Florida.

                  Bankruptcy Code - title 11 of the United States Code.

                  Base  Rate - the rate of  interest  announced  or  quoted  by Bank from time to time as its prime rate. The prime rate announced by Bank is a reference rate and does not  necessarily  represent the lowest or best rate  charged by Bank.  Bank may make loans or other  extensions  of credit at, above or below its announced  prime rate. If the prime rate is  discontinued  by Bank as a standard,  a comparable  reference rate designated by Bank as a substitute therefor shall be the Base Rate.

                  Base Rate Loan - a Loan, or portion  thereof,  during any period in which it bears  interest at a rate based upon the Base Rate.

                  Board of Governors - the Board of Governors of the Federal Reserve System.

                  Borrowing  - a borrowing  consisting  of Loans of one Type made on the same day by Lenders (or by
         Fleet in the case of a Borrowing  funded by  Settlement  Loans) or a conversion  of a Loan or Loans of one
         Type from Lenders on the same day.

                  Borrowing  Base - on any  date of  determination  thereof,  an  amount  equal to the  lesser  of:
         (a) the aggregate amount of the Revolver  Commitments on such date minus the LC Outstandings on such date, or (b) an amount equal to (i) the sum of the Accounts  Formula  Amount plus the Inventory  Formula  Amount on such date minus (ii) the Availability Reserve on such date.

                  Borrowing Base  Certificate - a certificate,  in the form requested by Agent,  by which Borrowers shall  certify  to  Agent  and  Lenders,  with  such  frequency  as  Agent  may  request,  the  amount  of the Borrowing  Base as of the date of the certificate (which date shall be not more than one Business Days earlier than the date of submission of such certificate to Agent) and the calculation of such amount.

                  Business  Day - any day  excluding  Saturday,  Sunday  and any other day that is a legal  holiday under the laws of the State of Georgia  or is a day on which  banking  institutions  located in such state are closed;  provided,  however,  that when used with  reference  to a LIBOR Loan  (including  the making, continuing,  prepaying or repaying of any LIBOR Loan), the term "Business Day"  shall also exclude any day on which banks are not open for dealings in Dollar deposits on the London interbank market.

                  Business  Interruption  Insurance Assignment - the Collateral Assignment of Business Interruption
         Insurance  executed by Borrowers  on June 10,  1998,  in favor of Agent as security for the payment of the
         Obligations.

                  Capital  Expenditures -  expenditures  made or  liabilities  incurred for the  acquisition of any fixed assets or improvements,  replacements,  substitutions or additions  thereto which have a useful life of more than one year, including the total principal portion of Capitalized Lease Obligations.

                  Capitalized  Lease  Obligation  - any  Debt  represented  by  obligations  under a lease  that is required to be capitalized for financial reporting purposes in accordance with GAAP.

                  Cash Collateral - cash or Cash  Equivalents,  and any interest earned thereon,  that is deposited with Agent in  accordance  with the  Agreement  for the Pro Rata  benefit of Lenders as  security  for the
         Obligations.

                  Cash Collateral  Account - a demand deposit,  money market or other account  established by Agent at such  financial  institution as Agent may select in its  discretion,  which account shall be in Agent's name and subject to Agent's Liens for the Pro Rata benefit of Lenders.

                  Cash Equivalents - (i) marketable  direct  obligations  issued or  unconditionally  guaranteed by the United  States  government  and backed by the full  faith and credit of the United  States  government having maturities of not more than 12 months from the date of acquisition;  (ii) domestic  certificates of deposit and time deposits  having  maturities  of not more than  12 months  from the date of  acquisition, bankers'  acceptances  having  maturities  of not more than  12 months  from the date of  acquisition  and overnight  bank  deposits,  in each case issued by any  commercial  bank  organized  under the laws of the
         United States,  any state thereof or the District of Columbia,  which at the time of acquisition are rated
         A-1 (or  better) by S&P or P-1 (or  better) by  Moody's,  and  (unless  issued by a Lender) not subject to
         offset   rights  in  favor  of  such  bank  arising  from   any banking   relationship   with  such  bank;
         (iii) repurchase  obligations with a term of not more than 30 days for underlying  securities of the types described in clauses (i) and (ii) entered into with any financial  institution meeting  the qualifications specified in clause (ii) above; and  (iv) commercial  paper having at the time of investment  therein or a contractual  commitment  to invest  therein  a rating  of A-1 (or  better)  by S&P or P-1 (or  better)  by
         Moody's, and having a maturity within 9 months after the date of acquisition thereof.

                  Cash  Management  Agreements - any agreement  entered into from time to time between any Borrower or any of its  Subsidiaries,  on the one hand,  and Bank or any of its  Affiliates or any other banking or financial  institution,  on the  other,  in  connection  with  cash  management  services  for  operating, collections,  payroll and trust accounts of such Borrower or its Subsidiaries  provided by such banking or financial  institution,  including automatic  clearinghouse  services,  controlled  disbursement services, electronic  funds transfer  services,  information  reporting  services,  lockbox  services,  stop payment services and wire transfer services.

                  CERCLA - the  Comprehensive  Environmental  Response  Compensation and Liability Act, 42 U.S.C.ss.
         9601 et seq. and its implementing regulations.

                  Chattel Paper - shall have the meaning given to "chattel paper" in the UCC.

                  Closing Date - the date on which all of the  conditions  precedent in Section 10 of the Agreement are satisfied

                  Collateral  - all of the  Property  and  interests  in Property  described  in  Section 6  of the
         Agreement;  all  Property  described  in any of the  Security  Documents  as  security  for the payment or performance  of any of the  Obligations;  and all other  Property and  interests  in Property  that now or hereafter secure (or are intended to secure) the payment and performance of any of the Obligations.

                  Commitment  - at any  date  for any  Lender,  the  aggregate  amount  of such  Lender's  Revolver
         Commitment, and "Commitments" means the aggregate amount of all Revolver Commitments.

                  Commitment  Termination  Date - the date that is the soonest to occur of (i) the  last day of the
         Term;  (ii) the date on which either  Borrowers or Agent  terminates the  Commitments  pursuant to Section
         5.2 of the Agreement;  or (iii) the date on which the Commitments are  automatically  terminated  pursuant to Section 11.2 of the Agreement.

                  Compliance  Certificate  - a  Compliance  Certificate  to be  provided by  Borrowers  to Agent in accordance with, and in the form annexed as Exhibit E to, the Agreement,  and the supporting  schedules to be annexed thereto.

                  Consolidated  - the  consolidation  in accordance  with GAAP of the accounts or other items as to which such term applies.

                  Consolidated  EBITDA - for any  fiscal  period of  Borrowers,  Borrowers'  (i)  income  (or loss)
         before  interest  and taxes  plus,  (ii) to the extent  deducted  in  determining  such  income (or loss), depreciation,  amortization  and other similar  non-cash  charges and reserves other than non-cash charges or credits  resulting  from changes in prepaid  assets of accrued  liabilities  in the ordinary  course of business,  minus (iii) to the extent recognized in determining such income (or loss),  extraordinary gains
         (or losses).

                  Consolidated  Fixed Charge  Coverage Ratio - with respect to any fiscal period,  the ratio of (a)
         Consolidated  EBITDA minus Borrowers'  Capital  Expenditures minus income taxes for such period to (b) the sum of all Consolidated Fixed Charges for such period.

                  Consolidated  Fixed  Charges - with  respect  to any fiscal  period,  the sum of  Borrowers'  (a)
         interest  expense plus (b) the  aggregate  of all actual  principal  payments of Debt for Money  Borrowed, plus (c) cash Distributions permitted by the Agreement whether declared or paid.

                  Consolidated  Funded  Debt/Consolidated  EBITDA - for any  date,  the  ratio of (i)  Consolidated
         Funded Debt outstanding on such date to (ii) Consolidated EBITDA.

                  Contingent  Obligation - with respect to any Person,  any  obligation of such Person arising from any guaranty,  indemnity or other  assurance of payment or  performance  of any Debt,  lease,  dividend or other  obligation  ("primary obligations")  of any other  Person (the  "primary  obligor")  in any manner, whether directly or indirectly,  including (i) the direct or indirect  guaranty,  endorsement  (other than for collection  or deposit in the Ordinary Course of Business),  co-making,  discounting  with recourse or sale with recourse by such Person of the  obligation  of a primary  obligor,  (ii) the  obligation to make take-or-pay or similar payments,  if required,  regardless of nonperformance by any other party or parties to an agreement,  (iii) any  obligation of such Person,  whether or not  contingent,  (A) to  purchase any such  primary  obligation  or any  Property  constituting  direct or indirect  security  therefor,  (B) to advance  or supply  funds  (1) for  the  purchase  or payment of any such  primary  obligations  or (2) to maintain  working  capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor,  (C) to purchase  Property,  Securities or services  primarily for the purpose of assuring  the owner of any such  primary  obligation  of the ability of the primary  obligor to make payment of such primary  obligation  or  (D) otherwise  to assure or hold harmless the holder of such primary  obligation  against  loss in  respect  thereof;  provided, however,  that  the  term  "Contingent
         Obligation"  shall not include any product  warranties  extended in the Ordinary  Course of Business.  The amount of any Contingent  Obligation  shall be deemed to be an amount equal to the stated or  determinable amount of the primary  obligation with respect to which such  Contingent  Obligation is made (or, if less, the maximum amount of such primary  obligation  for which such Person may be liable  pursuant to the terms of the instrument  evidencing such Contingent  Obligation) or, if not stated or determinable,  the maximum reasonably  anticipated  liability  with  respect  thereto  (assuming  such  Person is required to perform thereunder), as determined by such Person in good faith.

                  Controlled  Disbursement  Account - a demand deposit  account at any time maintained by Borrowers at Bank and to which proceeds of Loans may be wired from time to time.
                  Currency Contract - any forward contract, futures contract,  foreign exchange contract,  currency swap agreement and other similar  agreements and  arrangements at any time entered into by a Borrower with
         Bank that is designed to protect such Borrower against fluctuations in foreign exchange rates.

                   Current  Assets - at any date,  the amount at which all of the current  assets of a Person would be properly  classified as current  assets shown on a balance  sheet at such date in accordance  with GAAP except that amounts due from Affiliates and investments in Affiliates shall be excluded therefrom.

                  CWA - the Clean Water Act (33 U.S.C.ss.ss.1251 et seq.).

                  Debt - as applied to a Person  means,  without  duplication:  (i) all  items which in  accordance with GAAP would be included in determining  total  liabilities as shown on the liability side of a balance sheet of such  Person as of the date as of which Debt is to be  determined,  including  Capitalized  Lease
         Obligations;  (ii) all  Contingent  Obligations  of such Person;  (iii) all  reimbursement  obligations in connection  with letters of credit or letter of credit  guaranties  issued for the account of such Person;
         and (iv) in the case of a Borrower  (without  duplication),  the  Obligations.  The Debt of a Person shall include any recourse Debt of any  partnership  or joint venture in which such Person is a general  partner or joint venturer.

                  Debt  Subordination  Agreement - the Debt  Subordination  Agreement  dated June 10,  1998,  among
         TSCI,  Tropical and Agent,  pursuant to which TSCI has agreed to  subordinate  all  indebtedness  owing by
         Tropical to TSCI to the prior payment in full of the Obligations.

                  Default - an event or condition  the  occurrence  of which  would,  with the lapse of time or the giving of notice, or both, become an Event of Default.

                  Default  Rate - on any  date,  a rate per  annum  that is equal to  (i) in  the case of each Loan outstanding on such date,  20% in excess of the rate  otherwise  applicable to such Loan on such date, and
         (ii) in  the  case  of any of the  other  Obligations  outstanding  on such  date,  2%  plus  the  highest
         Applicable Margin for Base Rate Loans in effect on such date.

                   Deposit  Account  Assignment - the Collateral  Assignment of Deposit  Accounts  executed by each
         Borrower  on June 10, 1998 in favor of Agent for itself and the Pro Rata  benefit of Lenders,  as security for the Obligations.

                  Dilution - for the  12-month  period  preceding  the date of  determination,  the  average of the percentage  each  month  of  gross  Accounts  offset  by  discounts,  returned  items,  credits,  rebates, concessions, contractual adjustments and similar items.

                  Dilution Reserve - a reserve equal to the product of the Dilution Reserve  Percentage  multiplied by the face value of all Accounts, not to exceed 5%.

                  Dilution  Reserve  Period - the period  commencing on the Closing Date and ending on such date as
         Borrowers provide Agent evidence satisfactory to Agent that Dilution is less than or equal to 7%.

                  Dilution Reserve Percentage - at any time, the percentage (or portion thereof) by which
         Dilution exceeds 7% (which percentage is 5% as of the date hereof).

                  Deposit  Accounts - all of a Person's  demand,  time,  savings,  passbook,  money market or other depository  accounts,  and all certificates of deposit,  maintained by such Person with any bank,  savings and loan association, credit union or other depository institution.

                  Distribution  -  in  respect  of  any  entity,   (i) any   payment  of  any  dividends  or  other
         distributions  on Equity  Interests of the entity  (except  distributions  in such Equity  Interests)  and
         (ii) any purchase,  redemption or other acquisition or retirement for value of any Equity Interests of the entity or any Affiliate of the entity unless made  contemporaneously  from the net proceeds of the sale of
         Equity Interests.

                  Document - shall have the meaning given to" document" in the UCC.

                  Dollar  Equivalent - with respect to any monetary amount in any foreign  currency at any date for the  determination  thereof,  the amount of Dollars  obtained by  converting  such foreign  currency  into
         Dollars at the spot rate for the  purchase  of Dollars  with such  foreign  currency  as quoted by Bank at approximately 11:00 a.m. (Atlanta, Georgia time) on the date of determination thereof.

                  Dollars and the sign $ - lawful money of the United States of America.

                  Domestic  Subsidiary - a Subsidiary  of a Borrower  (other than a Subsidiary  that is a Borrower)
         that is incorporated under the laws of a state of the United States or the District of Columbia.

                  Dominion  Account - a special  account of Agent  established  by Borrowers at a bank  selected by
         Borrowers,  but acceptable to Agent and Lenders in their discretion,  and over which Agent shall have sole and exclusive access and control for withdrawal purposes.

                  Eligible  Account - an Account  which  arises in the  Ordinary  Course of  Business of a Borrower from the sale of goods,  is payable in Dollars,  is subject to Agent's duly perfected  Lien, and is deemed by Agent,  in its sole credit  judgment,  to be an  Eligible Account.  Without  limiting the generality of the  foregoing,  no  Account  shall be an  Eligible Account  if:  (i) it  arises  out of a sale  made by a
         Borrower to a Subsidiary  or an Affiliate  of any  Borrower or to a Person  controlled  by an Affiliate of any  Borrower;  (ii) it is unpaid for more than 60 days  after the original due date shown on the invoice;
         (iii) it  is due or unpaid  more than  90 days  after  the  original  invoice  date;  (iv) 50%  or more of the Accounts  from the Account Debtor are not deemed  Eligible  Accounts  hereunder;  (v) the total unpaid
         Accounts of the Account Debtor exceed 20% (or 40% for Wal-Mart  Stores,  Inc. and its  Affiliates) of  the
         aggregate amount of all Eligible  Accounts or exceed a credit limit  established by Agent for such Account
         Debtor,  in each  case,  to the extent of such  excess;  (vi) any  covenant,  representation  or  warranty contained in the Agreement  with respect to such Account has been  breached;  (vii) the  Account Debtor is also such Borrower's  creditor or supplier,  or the Account Debtor has disputed  liability with respect to such  Account,  or the Account  Debtor has made any claim with respect to any other  Account due from such
         Account  Debtor to such  Borrower,  or the  Account  otherwise  is or may  become  subject to any right of setoff,  counterclaim,  recoupment,  reserve or  chargeback,  provided  that, the Accounts of such Account
         Debtor shall be ineligible only to the extent of such offset,  counterclaim,  disputed amount,  reserve or chargeback;  (viii) an  Insolvency  Proceeding  has been commenced by or against the Account Debtor or the
         Account Debtor has failed,  suspended  business or ceased to be Solvent;  (ix) it arises from a sale to an
         Account Debtor with its principal  office,  assets or place of business outside the United States,  unless the sale is backed by an  irrevocable  letter of credit issued or confirmed by a bank  acceptable to Agent and that is in form and  substance  acceptable  to Agent and  payable in the full amount of the Account in freely  convertible  Dollars at a place of payment  within the United  States and, if  requested by Agent, such  letter of credit,  or  amounts  payable  thereunder,  is  assigned  to Agent  (with such  assignment acknowledged  by the issuing or confirming  bank);  (x) it  arises from a sale to the Account  Debtor on a bill-and-hold, guaranteed sale, sale-or-return,  sale-on-approval,  consignment or any other repurchase or return  basis;  (xi) the  Account  Debtor is the United  States of America  or any  department,  agency or instrumentality  thereof,  unless the applicable Borrower is not prohibited from assigning the Account and does assign its right to payment of such Account to Agent,  in a manner  satisfactory  to Agent,  so as to comply with the  Assignment  of Claims Act of 1940  (31 U.S.C.ss.3727 and 41 U.S.C.ss.15),  or is a state, county or  municipality,  or a political  subdivision  or agency  thereof and  Applicable Law disallows or restricts  an  assignment  of Accounts  on which it is the Account  Debtor;  (xii) the  Account  Debtor is
         located in any state which imposes  conditions on the right of a creditor to collect  accounts  receivable unless the  applicable  Borrower  has either  qualified  to  transact  business in such state as a foreign entity or filed a Notice of Business  Activities  Report or other  required  report  with the  appropriate officials in those states for the then current year;  (xiii) the  Account  Debtor is located in a state in which  such  Borrower  is  deemed to be doing  business  under  the laws of such  state  and which  denies creditors access to its courts in the absence of  qualification  to transact  business in such state or of the filing of any reports  with such  state,  unless  such  Borrower  has  qualified  as a foreign  entity authorized  to transact  business in such state or has filed all required  reports;  (xiv) the  Account is subject to a Lien other than a Permitted  Lien;  (xv) the  goods giving rise to such Account have not been delivered  to and  accepted by the Account  Debtor or the  services  giving rise to such  Account have not been  performed  by such  Borrower and accepted by the Account  Debtor or the Account  otherwise  does not represent a final sale;  (xvi) the  Account is evidenced by Chattel Paper or an Instrument of any kind, or has  been  reduced  to  judgment;  (xvii) the  Account  represents  a  progress  billing  or a  retainage;
         (xviii) such  Borrower has made any agreement with the Account Debtor for any deduction therefrom,  except for  discounts  or  allowances  which are made in the Ordinary  Course of Business for prompt  payment and which  discounts or allowances are reflected in the  calculation of the face value of each invoice related to such Account;  (xix) such  Borrower has made an agreement with the Account Debtor to extend the time of payment thereof;  (xx) the Account represents,  in whole or in part, a billing for interest,  fees or late charges,  provided  that  such  Account  shall be  ineligible  only to the  extent  of the  amount of such billing;  (xxi) the  Account  Debtor has made a partial  payment with respect to such  Account;  (xxii) it arises  from the sale of any  Inventory  that is not  Eligible  Inventory  pursuant  to clause (ii) of the definition of "Eligible  Inventory";  or (xxiii) it arises from a retail sale of Inventory to a Person who is purchasing the same primarily for personal, family or household purposes.

                  Eligible  Assignee  - a  Person  that is a  Lender  or a U.S.  based  Affiliate  of a  Lender;  a commercial bank, finance company,  insurance company or other financial institution,  in each case that is organized  under the laws of the United  States or any state,  has total  assets in excess of  $5 billion, extends credit of the type  contemplated  herein in the Ordinary  Course of Business and whose becoming an assignee  would  not  constitute  a  prohibited  transaction  under  Section  4975 of ERISA  or any  other
         Applicable Law and is acceptable to Agent and, unless  a Default or an Event of Default exists,  Borrowers
         (such approval by Borrowers,  when required,  not to be unreasonably  withheld or delayed and to be deemed given by Borrowers if no objection is received by the assigning  Lender and Agent from Borrowers  within 2
         Business Days after notice of such proposed  assignment  has been provided by the assigning  Lender as set forth in  Section 13.3  of the  Agreement);  and, at any time that an Event of Default  exists,  any other
         Person acceptable to Agent in its sole discretion.

                  Eligible  Inventory - Inventory  which is owned by a Borrower  (other than  packaging  materials, samples,  bags  and  supplies)  and  which  Agent,  in its sole  credit  judgment,  deems  to be  Eligible
         Inventory.  Without  limiting the generality of the foregoing,  no Inventory  shall be Eligible  Inventory unless:  (i) it is raw materials or finished  goods;  (ii) it is owned by a Borrower and it is not held by such Borrower on consignment from or subject to any guaranteed sale,  sale-or-return,  sale-on-approval or repurchase  agreement  with any  supplier;  (iii) it is in good,  new and  saleable  condition  and is not damaged or defective;  (iv) it is not slow-moving,  obsolete or  unmerchantable  and is not goods returned to such  Borrower  by or  repossessed  from an  Account  Debtor;  (v) it  meets all  standards  imposed by any Governmental  Authority;  (vi) it conforms in all respects to the warranties and  representations  set forth in the Agreement and is fully insured in the manner  required by the  Agreement;  (vii) it is at all times  subject to Agent's  duly  perfected,  first priority  security  interest and no other Lien except a
         Permitted Lien;  (viii) it is in such Borrower's  possession and control at a location  in compliance with the Agreement and is not in transit or outside the continental  United States,  and it is not consigned to any Person;  (ix) it is not the subject of a negotiable  warehouse receipt or  other negotiable  Document, unless it is  Qualified  In-Transit  Inventory;  (x) it has not been sold or leased and such  Borrower has not received any deposit or  downpayment  in respect  thereof in  anticipation  of a sale;  (xi) it is not subject to any License  Agreement or other agreement that limits,  conditions or restricts such Borrower's or Agent's  right to sell or otherwise  dispose of  such Inventory  unless the Licensor has entered into a
         Licensor/Lender  Agreement with Agent;  (xii) it is not the subject of an Intellectual Property Claim; and
         (xiii) it is not the subject of a store closing, liquidation, going-out-of business or similar sale.

                  Environmental  Certificate  - the  Certificate  Regarding  Environmental  Matters  executed  by a
         Senior  Officer  on  June  10,  1998,  and  containing  representations  and  warranties  concerning  each
         Borrower's and its Subsidiaries' compliance with Environmental Laws.

                  Environmental  Laws - all federal,  state,  local and foreign laws,  rules,  regulations,  codes, ordinances,  orders and consent  decrees  (together  with all  programs,  permits and  guidance  documents promulgated  by regulatory  agencies,  to the extent having the force of law), now or hereafter in effect, that relate to public health (but excluding  occupational  safety and health,  to the extent  regulated by
         OSHA) or the  protection or pollution of the  environment,  whether new or hereafter in effect,  including
         CERCLA, RCRA and CWA.

                  Environmental  Release  -  a  release  as  defined  in  CERCLA  or  under  any  other  applicable
         Environmental Laws.

                  Equipment - all of a Borrower's machinery,  apparatus,  equipment, fittings, furniture, fixtures,
         motor  vehicles  and  other  tangible   personal  Property  (other  than  Inventory)  of  every  kind  and description,  whether now owned or  hereafter  acquired by such  Borrower and  wherever  located,  and all parts,  accessories  and special  tools  therefor,  all  accessions  thereto,  and all  substitutions  and replacements thereof.

                  Equity  Interest - the interest of (i) a  shareholder in a corporation,  (ii) a partner  (whether general or limited) in a partnership  (whether general,  limited or limited liability),  (iii) a member in a limited  liability  company,  or  (iv) any  other  Person  having any other form of equity  security  or ownership interest.

                  ERISA - the Employee  Retirement  Income Security Act of 1974 and all rules and regulations  from time to time promulgated thereunder.

                  Event of Default - as defined in Section 11 of the Agreement.

                  Exchange Note - a note or other similar  security that is registered  under the Securities Act of
         1933 and that is exchanged for a Senior Subordinated Note.

                  Extraordinary  Expenses  -  all  costs,   expenses,   fees  (including  fees  incurred  to  Agent
         Professionals)  or advances that Agent or any Lender  may suffer  or incur,  whether prior to or after the occurrence  of an Event of Default,  and whether  prior to, after or during the pendency of  an Insolvency
         Proceeding of an Obligor,  on account of or in connection  with (i) the audit,  inspection,  repossession, storage, repair,  appraisal,  insuring,  completion of the manufacture of, preparing for sale, advertising for sale, selling,  collecting or otherwise preserving or realizing upon any Collateral;  (ii) the defense of Agent's Lien upon  any Collateral  or the  priority  thereof or  any adverse  claim with respect to the
         Loans,  the Loan Documents  or the  Collateral  asserted  by  any Obligor,  any  receiver  or trustee  for any Obligor  or any  creditor or  representative  of creditors of any  Obligor;  (iii) the  settlement  or satisfaction of any Liens upon any Collateral  (whether or not such Liens are Permitted  Liens);  (iv) the collection or enforcement of any of the Obligations;  (v) the negotiation,  documentation,  and closing of
         any restructuring   or  forbearance   agreement  with  respect  to  the   Loan Documents  or  Obligations;
         (vi) amounts  advanced by Agent pursuant to Section 7.1.3 of the Agreement;  (vii) the  enforcement of any of the  provisions  of any of the Loan  Documents;  or (viii) any  payment under a guaranty,  indemnity or other payment agreement  provided by Agent or (with Agent's consent) any Lender,  which is reimbursable to
         Agent or such Lender by Borrowers  pursuant to  Section 2.4.2 of the Agreement.  Such costs,  expenses and advances  may  include  transfer  fees,  taxes,  storage  fees,  insurance  costs,  permit  fees,  utility reservation and standby fees,  legal fees,  appraisal fees,  brokers' fees and  commissions,  auctioneers'
         fees and commissions,  accountants' fees,  environmental  study fees, wages and salaries paid to employees of any Borrower or independent  contractors in liquidating  any  Collateral,  travel  expenses,  all other fees and  expenses  payable  or  reimbursable  by  Borrowers  or any other  Obligor  under any of the Loan
         Documents,  and all other fees and expenses  associated  with the  enforcement of rights or remedies under any of the Loan Documents,  but excluding  compensation paid to employees  (including inside legal counsel who are employees) of Agent.

                  Federal Funds Rate - for any period,  a  fluctuating  interest rate per annum equal for each date during such period to the  weighted  average of the rates on overnight  federal  funds  transactions  with members of the Federal  Reserve System  arranged by federal funds brokers,  as published for such day (or, if such day is not a  Business  Day,  for the next  preceding  Business  Day) in  Atlanta,  Georgia by the
         Federal  Reserve  Bank of  Atlanta,  or if such rate is not so  published  for any day which is a Business
         Day,  the average of the  quotations  for such day on such  transactions  received by Agent from 3 federal funds brokers of recognized standing selected by Agent.

                  FEIN - with respect to any Person, the Federal Employer Identification Number of such Person.

                  Financial  Covenant Trigger Date - means the date on which  Availability at any time is less than
         $20,000,000;  and  Borrower  shall  comply with all  financial  covenants  set forth in Section 9.3 of the
         Agreement   for  all  periods   during  and  after  which  a  Financial   Covenant   Trigger  Date  occurs
         notwithstanding  the fact that a portion of such period may have expired prior to the  Financial  Covenant
         Trigger Date.

                  Fiscal  Quarter  - each  consecutive  period of 13 weeks  beginning  on the first day of a Fiscal
         Year (and, in the case of any Fiscal Year of 53 weeks, the 14-week period occurring at the end thereof).

                  Fiscal  Year  -  the  fiscal  year  of  Borrowers  and  their  Subsidiaries  for  accounting  and tax purposes, which ends on the Saturday nearest September 30th of each year.

                  Fleet - Fleet Capital Corporation, a Rhode Island corporation.

                  Fleet Indemnitees - Fleet and all of its present and future officers, directors and agents.

                  FLSA - the Fair Labor Standards Act of 1938.

                  Foreign  Contractor  - a Person  that  processes  Inventory  of a  Borrower  and that is  located outside of the United States.

                  Foreign  Lender - any Lender that is organized  under the laws of a  jurisdiction  other than the laws of the United States, any state thereof or the District of Columbia.

                  Foreign Subsidiary - a Subsidiary that is not a Domestic Subsidiary.

                  Funded Debt - all Debt for Money Borrowed which would, in accordance  with GAAP,  constitute long term debt,  including (a) any Debt with a maturity  more than one year after the creation  thereof and (b)
         any Debt for Money  Borrowed  which is renewable or extendable at the option of a Borrower for a period of more than one year from the date of  creation  of such Debt for Money  Borrowed,  including  the  Revolver
         Loans.

                  GAAP - generally  accepted  accounting  principles in the United States of America in effect from time to time.

                  General  Intangibles  - all general  intangibles  of a Borrower,  whether now owned or  hereafter created or acquired by such Borrower,  including all choses in action, causes of action,  company or other business records, inventions,  blueprints,  designs, patents, patent applications,  trademarks,  trademark
         applications,   trade  names,  trade  secrets,   service  marks,   goodwill,   brand  names,   copyrights,
         registrations,  licenses,  franchises,  customer  lists,  permits,  tax refund claims,  computer programs, operational  manuals,  internet  addresses and domain names,  insurance  refunds and premium rebates,  all claims under  guaranties,  security  interests or other  security  held by or granted to such  Borrower to secure  payment  of any  of  any  of  such  Borrower's  Accounts  by an  Account  Debtor,  all  rights  to indemnification  and all other  intangible  property of such Borrower of every kind and nature (other than
         Accounts).

                  Goods - shall have the meaning given to "goods" in the UCC.

                  Governmental  Approvals - all authorizations,  consents,  approvals,  licenses and exemptions of, registrations and filings with, and reports to, all Governmental Authorities.

                  Governmental   Authority  -  any  federal,   state,   municipal,   national,   foreign  or  other
         governmental  department,  commission,  board,  bureau,  court,  agency or  instrumentality  or  political subdivision thereof or any entity or officer exercising executive,  legislative,  judicial,  regulatory or administrative  functions  of or  pertaining  to  any government  or  any  court,  in  each  case  whether associated with a state of the United States, the District of Columbia or a foreign entity or government.

                  Guarantors  -  each  Domestic  Subsidiary  and  each  other  Person  who  guarantees  payment  or performance of the whole or any part of the Obligations.

                  Guaranty - each  guaranty  agreement  now or hereafter  executed by a Guarantor in favor of Agent with respect to any of the Obligations.

                  Hedging Agreement - any Interest Rate Contract,  foreign currency exchange  agreement,  commodity price  protection  agreement  or other  interest or currency  exchange  rate or  commodity  price  hedging arrangement.

                  Hedging  Agreement  Reserve - on any date, a reserve  imposed by Agent in its  discretion,  or at the  direction  of the Required  Lenders,  equal to the  aggregate  amount of the  estimated  liability of
         Borrowers and their respective Subsidiaries under all Hedging Agreements with Bank.

                  Indemnified  Amount - in the case of Agent  Indemnitees,  the amount of any loss, cost,  expenses or damages  suffered or incurred  by Agent  Indemnitees  and  against  which  Lenders or any Obligor  have agreed to  indemnify  Agent  Indemnitees  pursuant to the terms of the  Agreement or any of the other Loan
         Documents;  in the case of Lender Indemnitees,  the amount of any loss, cost, expenses or damages suffered or incurred  by Lender  Indemnitees  and against  which  Lender or any  Obligor  have agreed to  indemnify
         Lender  Indemnitees  pursuant to the terms of the  Agreement or any of the other Loan  Documents;  and, in the case of Fleet Indemnitees,  the amount of any loss,  cost, expenses or damages suffered or incurred by
         Fleet  Indemnitees  and against  which Lenders or any Obligor have agreed to indemnify  Fleet  Indemnitees pursuant to the terms of the Agreement or any of the other Loan Documents.

                  Indemnified  Claim - any and all claims,  demands,  liabilities,  obligations,  losses,  damages, penalties,  actions,  judgments,  suits, awards, remedial response costs, expenses or disbursements of any kind or nature whatsoever  (including  reasonable  attorneys',  accountants',  consultants' or paralegals'
         fees and expenses),  whether arising under or in connection with the Loan  Documents,  any Applicable  Law
         (including  any  Environmental  Laws) or  otherwise,  that may now or hereafter be suffered or incurred by any  Indemnitee  and whether  suffered or  incurred  in or as a result of  any investigation,  litigation, arbitration or other judicial or non-judicial proceeding or any appeals related thereto.

                  Indemnitees - the Agent Indemnitees, the Lender Indemnitees and the Fleet Indemnitees.

                  Initial Lenders - Fleet,  Wachovia Bank, National Association and Bank of America,  N.A., each in its capacity as a Lender under the Agreement on the Closing Date.

                  Insolvency  Proceeding - any action, case or proceeding  commenced by or against a Person, or any agreement of such  Person,  for (i) the  entry of an order for relief under any chapter of the  Bankruptcy
         Code  or  other  insolvency  or  debt  adjustment  law  (whether  state,  federal  or  foreign),  (ii) the appointment  of a  receiver,  trustee,  liquidator  or  other  custodian  for such  Person  or any part of its Property,  (iii) an  assignment  or trust  mortgage for the benefit of  creditors  of such Person,  or
         (iv) the liquidation, dissolution or winding up of the affairs of such Person.

                  Instrument - shall have the meaning ascribed to the term "instrument" in the UCC.

                  Intellectual  Property - all  intellectual  and  similar  Property  of a Person of every kind and
         description,  including  inventions,  designs,  patents,  patent  applications,   copyrights,  trademarks,
         service marks, tradenames, mask works, trade secrets,  confidential or proprietary information,  know-how, software and databases and all embodiments or fixations thereof and related  documentation,  registrations and  franchises,  all books and  records  describing  or used in  connection  with the  foregoing  and all licenses, or other rights to use any of the foregoing.

                  Intellectual  Property  Claim - the  assertion  by any  Person of a claim  (whether  asserted  in writing, by action, suit or proceeding or otherwise) that any Borrower's ownership,  use, marketing,  sale or distribution of any Inventory,  Equipment,  Intellectual Property or other Property is violative of any ownership or right to use any Intellectual Property of such Person.

                  Interest Period - shall have the meaning ascribed to it in Section 2.1.3 of the Agreement.

                  Interest  Rate  Contract  -  any  interest  rate  agreement,   interest  rate  collar  agreement,
         interest rate  swap  agreement,  or other  agreement or arrangement at any time entered into by any or all
         Borrowers with Bank that is designed to protect against fluctuations in interest rates.

                  Inventory  - shall  have the  meaning  ascribed  to the  term  "inventory"  in the UCC and  shall include all goods intended for sale or lease by a Borrower,  or for display or demonstration;  all work in process,  all raw  materials  and other  materials  and supplies of every nature and  description  used or which  might be used in  connection  with  the  manufacture,  printing,  packing,  shipping,  advertising, selling,  leasing or furnishing such goods or otherwise used or consumed in such Borrower's  business (but excluding Equipment).

                  Inventory  Formula Amount - on any date of determination  thereof,  an amount equal to the lesser of  (i) $55,000,000  or  (ii) 85%,  or such lesser  percentage  as Agent may in its sole  credit  judgment determine from time to time, of the Net Orderly Liquidation Value of Eligible Inventory.

                  Inventory  Reserve - such reserves as may be established  from time to time by Agent with respect to reflect  changes in the  saleability  of any Eligible  Inventory in the Ordinary  Course of Business or
         such other factors as may  negatively  impact the Value of any Eligible  Inventory.  Without  limiting the generality  of the  foregoing,  such reserves may include  reserves  based on  obsolescence,  seasonality, theft or other shrinkage, imbalance, change in composition or mix, or markdowns.

                  Inverse  Inventory  Percentage  - 100% minus the  inverse of the Net  Orderly  Liquidation  Value
         Percentage.

                  Investment  Property - shall  have the  meaning  given to  "investment  property"  in the UCC and shall include all Securities (whether certificated or uncertificated),  security entitlements,  securities accounts, commodity contracts and commodity accounts.

                  LC  Application  - an  application  by any or all  Borrowers  to Bank (on  which  Fleet  may be a co-applicant),  pursuant to a form  approved  by Bank,  for the  issuance  of a Letter of Credit,  that is submitted to Bank at least 3 Business Days prior to the requested issuance of such Letter of Credit.

                  LC Conditions - the following  conditions,  the  satisfaction of each of which is required before
         Fleet  shall be  obligated  to  provide  any LC Support  to Bank for the  issuance  of a Letter of Credit:
         (i) each  of the  conditions  set  forth in  Section 10  of the  Agreement  has been and  continues  to be satisfied,  including  the  absence of any Default or Event of Default;  (ii) after  giving  effect to the issuance  of the  requested  Letter of Credit and all other  unissued  Letters  of Credit for which  an LC
         Application has been signed by Fleet,  the  LC Outstandings  would not exceed  $50,000,000 with respect to documentary  Letters  of  Credit  and  $5,000,000  with  respect  to  standby  Letters  of  Credit  and no
         Out-of-Formula  Condition would exist, and, if no Revolver Loans are outstanding,  the  LC Outstandings do not,  and would not upon the  issuance  of the  requested  Letter of Credit,  exceed the  Borrowing  Base;
         (iii) such  Letter  of  Credit  has an  expiration  date  that is no more  than 365 days  from the date of issuance  in the case of standby  letters of credit and no more than 180 days from the date of issuance in the case of documentary  letters of credit and, in either event,  such expiration date is at least 30 days prior to the last  Business Day of the Term;  and (iv) the  currency in which  payment is to be made under the Letter of Credit is Dollars.

                  LC Documents - any and all agreements,  instruments and documents  (other than an  LC Application or an LC Support)  required by Bank or other  issuer of a Letter of Credit to be executed by  Borrowers or any other Person and delivered to Bank or such issuer for the issuance of a  Letter of Credit.

                  LC Facility - a subfacility of the Revolver Facility  established  pursuant to Section 1.3 of the
         Agreement.

                  LC Outstandings - on any date of determination  thereof,  an amount (in Dollars) equal to the sum of (i) all  amounts  then due and payable by any Obligor on such date by reason of any payment  made on or before such date by Fleet under any LC Support plus (ii) the  aggregate  undrawn  amount of all Letters of
         Credit which are then  outstanding  or for which an LC  Application  has been delivered to and accepted by
         Bank under an LC Application theretofore submitted to Bank.

                  LC  Request - a Letter of  Credit  Procurement  Request  from  Borrowers  to Fleet in the form of
         Exhibit I annexed hereto.

                  LC Reserve - at any date, the sum of (i) the Inverse  Inventory  Percentage of the face amount of all  documentary  Letters of Credit  outstanding  on such date,  plus (ii) 100% of the face  amount of all standby Letters of Credit outstanding on such date.

                  LC Support - a guaranty  or other  support  agreement  from  Fleet in favor of Bank  pursuant  to which Fleet shall  guarantee or otherwise  assure the payment or  performance  by the parties  (other than
         Fleet,  if a party) to an LC  Application  of such  parties'  obligations  with  respect to such Letter of
         Credit,  including  the  obligation  of such parties to reimburse  Bank for any payment made by Bank under such Letter of Credit.

                  Lender  Indemnitee  - a Lender in its capacity as a lender under the  Agreement  and  its present and future officers, directors, agents and attorneys.

                  Lenders  -  Fleet  (whether  in  its  capacity  as  a  provider  of  Loans  under   Section 1  of
         the Agreement,  as the  provider of  Settlement  Loans under  Section 3.1.3  of the  Agreement,  or as the procurer of Letters of Credit under  Section 1.3  of the Agreement) and any other Person who may from time to time become a "Lender" under the Agreement.

                  Letter of Credit - any standby  letter of credit or  documentary  letter of credit issued by Bank for the account of Borrowers.

                  Letter-of-Credit  Right - a right of a  Borrower  to  payment  or  performance  under a letter of credit  (whether  the  letter of credit is  written  or  electronic),  whether  or not such  Borrower  has demanded or is at the time entitled to demand payment or performance.

                  LIBOR  Lending  Office - with  respect to a Lender,  the  office  designated  as a LIBOR  Lending
         Office for such Lender on the signature page hereof (or on any Assignment and  Acceptance,  in the case of an assignee) and such other office of such Lender or any of its  Affiliates  that is hereafter  designated by written notice to Agent.

                  LIBOR Loan - a Loan, or portion  thereof,  during any period in which it bears interest at a rate based upon the applicable Adjusted LIBOR Rate.

                  LIBOR Rate - with  respect to an Interest  Period,  the rate per annum  reported to Agent by Bank as the rate at which  deposits of U.S.  Dollars  approximately  equal in principal amount to or comparable to the amount of the LIBOR Loan to which such Interest  Period  relates and for a term  comparable to such
         Interest  Period are  offered to Bank by prime banks in the London  interbank  foreign  currency  deposits market at  approximately  11:00 a.m.,  London  time, 2 Business  Days  prior to  the commencement  of such
         Interest  Period.  Each  determination  by Agent of any LIBOR Rate  shall,  in the absence of any manifest error, be conclusive.

                  License  Agreement  - any  agreement  between a Borrower  and a Licensor  pursuant  to which such
         Borrower is authorized to use any Intellectual  Property in connection with the manufacturing,  marketing, sale or other distribution of any Inventory of such Borrower.

                  Licensor - any Person from whom a Borrower  obtains the right to use  (whether on an exclusive or
         non-exclusive  basis)  any  Intellectual   Property  in  connection  with  such  Borrower's   manufacture,
         marketing, sale or other distribution of any Inventory.

                  Licensor/Lender  Agreement - an  agreement  between  Agent and a Licensor by which Agent is given the unqualified  right,  vis-a-vis such Licensor,  to enforce Agent's Liens with respect to and to dispose of a Borrower's Inventory with the benefit of any Intellectual  Property applicable thereto,  irrespective of such Borrower's  default under any License  Agreement with such Licensor and which is otherwise in form and substance satisfactory to Agent.

                  Lien - any  interest in Property  securing an  obligation  owed to, or a claim by, a Person other than the owner of the  Property,  whether such interest is based on common law,  statute or contract.  The term  "Lien"  shall  also  include  reservations,  exceptions,  encroachments,  easements,  rights-of-way, covenants,  conditions,  restrictions,  leases  and other  title  exceptions  and  encumbrances  affecting
         Property.  For the purpose of the  Agreement,  a Borrower  shall be deemed to be the owner of any Property which it has acquired or holds subject to a conditional  sale agreement or other  arrangement  pursuant to which title to the Property has been retained by or vested in some other Person for security purposes.

                  Lien Waiver - an agreement  duly  executed in favor of Agent,  in form and content  acceptable to
         Agent, by which (i) for  locations leased by an Obligor,  an owner or mortgagee of premises upon which any
         Property  of an Obligor is located  agrees to waive or  subordinate  any Lien it may have with  respect to such  Property  in favor of Agent's  Lien  therein  and to permit  Agent to enter upon such  premises  and remove such Property or to use such premises to store or dispose of such Property,  or (ii) for  locations at which any Obligor places Inventory with a warehouseman or a processor,  such  warehouseman or processor agrees to waive or  subordinate  any Lien it may have with  respect to such  Property  in favor of Agent's
         Lien  therein and to permit  Agent to enter upon such  premises  and remove  such  Property or to use such premises to store or dispose of such Property.

                  Loan - a Revolver Loan (and each Base Rate Loan and LIBOR Loan comprising such Loan).

                  Loan Account - the loan account  established  by each Lender on its books pursuant to Section 4.8 of the Agreement.

                  Loan Documents - the Agreement, the Other Agreements and the Security Documents.

                  Loan Year - a period  commencing  each calendar year on the same month and day as the date of the
         Agreement  and ending on the same month and day in the  immediately  succeeding  calendar  year,  with the first such period (i.e. the first Loan Year) to commence on the date of the Agreement.

                  Margin  Stock - shall  have  the  meaning  ascribed  to it in  Regulation  U and of the  Board of
         Governors.

                  Material Adverse Effect - the effect of any event,  condition,  action, omission or circumstance, which,  alone or when taken together with other events,  conditions,  actions,  omissions or circumstances occurring  or existing  concurrently  therewith,  (i) has a material  adverse  effect  upon the  business, operations,  Properties  or  condition  (financial  or  otherwise)  of  any Obligor;  (ii) has or could be reasonably  expected to have any material  adverse effect  whatsoever upon the validity or  enforceability of the  Agreement  or any of the other Loan  Documents;  (iii) has  any material  adverse  effect upon the value of the  whole or any  material  part of the  Collateral,  the  Liens of Agent  with  respect  to the
         Collateral  or the priority of any such Liens;  (iv) materially  impairs the ability of any other  Obligor to perform its obligations under  this Agreement or any of the other Loan Documents,  including  repayment of any of the  Obligations  when due;  or  (v) materially  impairs  the  ability of Agent or any Lender to enforce or collect  the Obligations  or realize upon any of the  Collateral  in  accordance  with the Loan
         Documents and Applicable Law.

                  Material  Contract - an agreement to which an Obligor is a party (other than the  Loan Documents)
         (i) which is deemed to be a material  contract as provided in Regulation S-K  promulgated by the SEC under the  Securities  Act of 1933 or  (ii) for  which  breach,  termination,  cancellation,  nonperformance  or failure to renew could reasonably be expected to have a Material Adverse Effect.

                  Maximum Rate - the maximum  non-usurious  rate of interest  permitted by  Applicable  Law that at any time, or from time to time, may be contracted  for, taken,  reserved,  charged or received on the Debt in question  or, to the extent that at any time  Applicable  Law may  thereafter  permit a higher  maximum non-usurious rate of interest,  then such higher rate.  Notwithstanding  any other provision  hereof,  the
         Maximum Rate shall be  calculated  on a daily basis  (computed on the actual number of days elapsed over a year of 365 or 366 days, as the case may be).

                  Money  Borrowed - as applied to any  Obligor,  without  duplication,  (i) Debt  arising  from the lending of money by any other Person to such Obligor;  (ii) Debt,  whether or not in any such case arising from the lending of money by another  Person to such Obligor,  (A) which is  represented  by notes payable or drafts accepted that evidence  extensions of credit,  (B) which  constitutes  obligations  evidenced by bonds, debentures,  notes or similar instruments,  or (C) upon which interest charges are customarily paid
         (other  than  accounts  payable) or that was issued or assumed as full or partial  payment  for  Property;
         (iii) Debt  that  constitutes  a  Capitalized  Lease  Obligation;  and (iv) Debt of such Obligor under any guaranty of  obligations  that would  constitute  Debt for Money  Borrowed under clauses (i) through (iii)
         hereof,  if owed  directly by such  Obligor;  but  excluding  reimbursement  obligations  with  respect to letters of credit or guaranties of letters of credit.

                  Moody's - Moody's Investors Services, Inc.

                  Multiemployer Plan - has the meaning set forth in Section 4001(a)(3) of ERISA.

                  Net Disposition  Proceeds - with respect to a disposition of any Collateral,  proceeds (including cash  receivable  (when  received)  by way of  deferred  payment)  received by a Borrower in cash from the sale,  lease,  transfer or other  disposition of Collateral,  including  insurance  proceeds and awards of compensation  received with respect to the  destruction or  condemnation of all or part of the Collateral, net of:  (i) the  reasonable  and  customary  costs and  expenses of such sale,  lease,  transfer or other disposition  (including  legal fees and sales  commissions);  (ii) amounts  applied to  repayment  of Debt
         (other than the  Obligations)  secured by a Permitted Lien on such  Collateral  disposed of that is senior to Agent's  Liens;  and (iii) in  connection  with any sale of  Collateral,  a reasonable  reserve (not to exceed 5% of the total purchase price) for post-closing  adjustments to the purchase price,  provided that upon the expiration of not more than 90 days after the sale any remaining  reserve  balance is remitted to
         Agent for application to the Obligations.

                  Net Orderly  Liquidation  Value - at any time, with respect to any Inventory means, as determined by the most recent Orderly  Liquidation  Value  Appraisal,  a net dollar amount expected to be realized at an orderly negotiated sale of such Inventory held within a reasonable period of time.

                  Net Orderly  Liquidation Value Percentage - on any date of determination  thereof, a fraction the numerator of which shall be the Net Orderly  Liquidation  Value and the  denominator of which shall be the book value of Borrower's Inventory as of the date of the most recent Orderly Liquidation Value Appraisal.

                  Notes - each  Revolver  Note and any other  promissory  note  executed  by  Borrowers  at Agent's request to evidence any of the Obligations.

                  Notice of Borrowing - as defined in Section 3.1.1(i) of the Agreement.

                  Notice of Conversion/Continuation - as defined in Section 2.1.2(ii) of the Agreement.

                  Obligations  - in each case,  whether now in existence or hereafter  arising,  (i) the  principal of, and interest and premium,  if any, on, the Loans;  (ii) all LC Outstandings and all other  obligations of any Obligor to Agent,  Fleet or Bank arising in connection  with the issuance of any Letter of  Credit;
         (iii) all  Debt and  other  obligations  of  Borrowers  to  Agent,  Fleet,  any  Lender  or Bank  under or in connection with any Cash Management Agreements,  Hedging Agreement,  Interest Rate Contract or Currency
         Contract,  including any premature  termination or breakage  costs;  and (iv) all other Debts,  covenants, duties and obligations  (including Contingent  Obligations) now or at any time or times hereafter owing by any  Obligor  to  Agent  or any  Lender  under or  pursuant  to the  Agreement  or any of the  other  Loan
         Documents,  whether evidenced by any note or other writing,  whether arising from any extension of credit, opening of a letter of credit,  acceptance,  loan,  guaranty,  indemnification  or  otherwise  and whether direct or  indirect,  absolute or  contingent,  due or to become due,  primary or  secondary,  or joint or several,  including  all  interest,  charges,  expenses,  fees  or  other  sums  (including  Extraordinary
         Expenses) chargeable to any or all Obligors hereunder or under any of the other Loan Documents.

                  Obligor - each Borrower and each  Guarantor,  and any other Person that is at any time liable for the payment  of the whole or any part of the  Obligations  or that has  granted  in favor of Agent  a Lien upon any of any of such Person's assets to secure payment of any of the Obligations.

                  Orderly  Liquidation  Value  Appraisal - an  appraisal,  in form and  substance  satisfactory  to
         Agent,  conducted  by The Ozer  Group or such  other  appraisal  company  of  similar  qualifications  and standing  acceptable to Agent pursuant to which such  appraisal  company  determines  the expected  dollar amount to be realized at an orderly  negotiated  sale of the Inventory held within a reasonable  period of time.

                  Ordinary  Course  of  Business  -  with  respect  to  any   transaction   involving  any  Person,
         the ordinary  course  of  such  Person's  business,  as  conducted  by  such  Person  in  accordance  with past practices  and  undertaken  by  such  Person  in good  faith  and not  for  the  purpose  of  evading any covenant or restriction in any Loan Document.

                  Organization  Documents - with  respect to any Person,  its charter,  certificate  or articles of incorporation,  bylaws,  articles of organization,  operating  agreement,  members agreement,  partnership agreement,  voting trust, or similar agreement or instrument  governing the formation or operation of such
         Person.

                  OSHA - the Occupational Safety and Hazard Act of 1970.

                  Other Agreements - the Notes,  each LC Support,  the Environmental  Certificate,  and any and all
         agreements,  instruments and documents (other than the Agreement and the Security Documents),  heretofore, now or hereafter  executed by any Borrower,  any Obligor or any other Person and delivered to Agent or any
         Lender in respect of the transactions contemplated by the Agreement.

                  Out-of-Formula Condition - as defined in Section 1.1.2 of the Agreement.

                  Out-of-Formula  Loan - a Revolver Loan made or existing when an  Out-of-Formula  Condition exists or the amount of any Revolver Loan which, when funded, results in an Out-of-Formula Condition.

                  Participant - as defined in Section 13.2.1.

                  Participating Lender - as defined in Section 1.3.2(i).

                  Patent  Assignment  - each  Patent  Collateral  Assignment  and  Security  Agreement  executed by
         Borrowers  in favor of Agent on June 10,  1998 and by which  Borrowers  have  assigned  to Agent,  for its benefit  as Agent and for the Pro Rata  benefit  of  Lenders,  as  security  for the  Obligations,  all of
         Borrowers' right, title and interest in and to the patents described therein.]

                  Payment  Account  - an  account  maintained  by Agent  to  which  all  monies  from  time to time deposited to a Dominion  Account shall be transferred  and all other payments shall be sent in immediately available federal funds.

                  Payment Items - all checks,  drafts,  or other items of payment payable to a Borrower,  including proceeds of any of the Collateral.

                  Pending  Revolver  Loans - at any date,  the  aggregate  principal  amount of all Revolver  Loans which have been  requested  in any Notice of  Borrowing  received by Agent but which have not  theretofore been advanced by Agent or Lenders.

                  Permitted  Contingent  Obligations - Contingent  Obligations arising from endorsements of Payment
         Items for collection or deposit in the Ordinary Course of Business;  Contingent  Obligations  arising from
         Interest Rate  Contracts  entered into in the Ordinary  Course of Business  pursuant to this  Agreement or with Agent's prior written consent;  Contingent  Obligations of any Borrower and its Subsidiaries existing as of the Closing  Date,  including  extensions  and renewals  thereof that do not increase  the amount of such Contingent Obligations as of the date of such extension or renewal;  Contingent Obligations  incurred in the Ordinary  Course of Business with respect to surety  bonds,  appeal  bonds,  performance  bonds and other similar  obligations;  Contingent  Obligations arising under indemnity  agreements to title insurers to cause such title  insurers to issue to Agent  title insurance  policies;  Contingent  Obligations  with respect to customary  indemnification  obligations in favor of purchasers  in connection with dispositions of Equipment  permitted  under  Section  7.4.2 of the  Agreement;  Contingent  Obligations  consisting  of reimbursement  obligations  from time to time  owing by any  Borrower  to Bank with  respect to Letters of
         Credit  (but in no event to include  reimbursement  obligations  at any time  owing by a  Borrower  to any other  Person  that may issue  letters  of credit  for the  account of  Borrowers);  and other  Contingent
         Obligations not to exceed $500,000 in the aggregate at any time.

                  Permitted Lien - a Lien of a kind specified in Section 9.2.5 of the Agreement.

                  Permitted  Purchase Money Debt - Purchase Money Debt of Borrowers and their  Subsidiaries that is secured by no Lien or only by a Purchase  Money  Lien,  provided  that the  aggregate  amount of  Purchase
         Money Debt  outstanding  at any time does not exceed  $1,000,000 and the incurrence of such Purchase Money
         Debt does not violate  any  limitation  in the Loan  Documents  regarding  Capital  Expenditures.  For the purposes of this  definition,  the principal  amount of any Purchase Money Debt  consisting of capitalized leases shall be computed as a Capitalized Lease Obligation.

                  Person - an individual,  partnership,  corporation,  limited liability company, limited liability partnership,  joint stock company,  land trust,  business  trust,  or  unincorporated  organization,  or a
         Governmental Authority.

                  Plan - an employee  benefit plan now or hereafter  maintained for employees of a Borrower that is covered by Title IV of ERISA.

                  Pledge  Agreements - each Stock Pledge Agreement  executed by a Borrower in favor of Agent and by which such  Borrower  has  pledged  to Agent,  for its  benefit  as Agent and for the Pro Rata  benefit of
         Lender's,  as security for the  Obligations,  66% of the capital stock of each Foreign  Subsidiary of such
         Borrower and all of the capital stock of each Domestic Subsidiary of such Borrower.

                  Pro  Rata  - a  share  of or in  all  Loans,  participations  in  LC  Outstandings,  liabilities, payments,  proceeds,  collections,  Collateral and Extraordinary  Expenses,  which share for any Lender on any date shall be a percentage  (expressed as a decimal,  rounded to the ninth decimal  place)  arrived at by  dividing  the amount of the  Commitment  of such  Lender on such date by  the aggregate  amount of the
         Commitments of all Lenders on such date (provided,  that, if the Commitments have been terminated,  solely for purposes of this definition and the calculations herein, the Commitments shall be deemed to survive).

                  Projections - (i) prior to the Closing Date and  thereafter  until Agent and Lenders  receive new projections pursuant to Section 9.1.5 hereof, the projections of Borrowers dated May 8, 2003.

                  Properly  Contested  - in the case of any Debt of an Obligor  (including  any Taxes)  that is not paid as and when due or payable by reason of such  Obligor's  bona fide dispute  concerning  its liability to pay same or concerning the amount thereof,  (i) such Debt is being properly  contested in good faith by appropriate  proceedings promptly instituted and diligently  conducted;  (ii) such Obligor has established appropriate  reserves as shall be required in conformity  with GAAP;  (iii) the  non-payment  of such Debt will not have a  Material  Adverse  Effect  and will not  result  in a  forfeiture  of any  assets of such
         Obligor;  (iv) no Lien is imposed upon any of such Obligor's  assets with respect to such Debt unless such
         Lien is at all times junior and  subordinate  in priority to the Liens in favor of Agent (except only with respect to property  taxes that have  priority as a matter of  applicable  state law) and  enforcement  of such Lien is stayed during the period prior to the final  resolution or disposition  of such dispute;  (v)
         if the Debt results from, or is determined by the entry,  rendition or issuance  against an Obligor or any of its assets of a judgment,  writ, order or decree,  enforcement of such judgment,  writ, order or decree is stayed  pending a timely  appeal or other  judicial  review;  and (vi) if  such  contest is  abandoned, settled or determined  adversely  (in whole or in part) to such Obligor,  such Obligor forthwith pays such
         Debt and all penalties, interest and other amounts due in connection therewith.

                  Property - any  interest in any kind of property or asset,  whether  real,  personal or mixed and whether tangible or intangible.

                  Purchase Money Debt - means and includes  (i) Debt (other than the  Obligations)  for the payment of all or any part of the purchase price of any fixed assets,  (ii) any Debt (other than the  Obligations)
         incurred at the time of or within 10 days prior to or after the  acquisition  of any fixed  assets for the purpose of financing all or any part of the purchase price  thereof,  and (iii) any  renewals,  extensions or refinancings (but not any increases in the principal amounts) thereof outstanding at the time.

                  Purchase  Money Lien - a Lien upon fixed assets which secures  Purchase  Money Debt,  but only if such Lien shall at all times be confined  solely to the fixed assets  acquired  through the  incurrence of the  Purchase  Money  Debt  secured  by such Lien and such Lien  constitutes  a  purchase  money  security interest under the UCC.

                  RCRA - the Resource Conservation and Recovery Act (42 U.S.C.ss.ss. 6991-6991i)  and all rules and regulations promulgated pursuant thereto.

                  Refinancing  Conditions  - the  following  conditions,  each of which  must be  satisfied  before
         Refinancing Debt shall be permitted under  Section 9.2.3 of the Agreement:  (i) the Refinancing Debt is in
         an  aggregate  principal  amount  that does not exceed the  aggregate  principal  amount of the Debt being extended,  renewed or  refinanced,  (ii) the  Refinancing  Debt has a later or equal final  maturity and a longer or equal  weighted  average life than the Debt being  extended,  renewed or  refinanced,  (iii) the
         Refinancing  Debt does not bear a rate of  interest  that  exceeds a market  rate (as  determined  in good faith by a Senior  Officer) as of the date of such  extension,  renewal or  refinancing,  (iv) if the Debt being  extended,  renewed or  refinanced  is  subordinate  to the  Obligations,  the  Refinancing  Debt is subordinated to the same extent,  (v) the covenants  contained in any instrument or agreement  relating to the  Refinancing  Debt are no less favorable to Borrowers than those relating to the Debt being  extended, renewed or  refinanced,  and (vi) at the time of and after  giving  effect to such  extension,  renewal or refinancing, no Default or Event of Default shall exist.

                  Refinancing  Debt - Debt for Money  Borrowed that is permitted by  Section 9.2.3  and that is the subject or the result of an extension, renewal or refinancing.

                  Regulation D - Regulation D of the Board of Governors.

                  Register - the register maintained by Agent in accordance with Section 4.8.2 of the Agreement.

                  Reimbursement Date - as defined in Section 1.3.1(iii) of the Agreement.

                  Rentals - as defined in Section 9.2.13 of the Agreement.

                  Reportable Event - any of the events set forth in Section 4043(b) of ERISA.

                  Required  Lenders  -  at  any  date  of  determination   thereof,   Lenders  having   Commitments
         representing  at least 51% of the  aggregate  Commitments  at such time;  provided,  however,  that if any
         Lender  shall be in breach of any of its  obligations  hereunder  to  Borrowers  or Agent,  including  any breach  resulting  from  its  failure  to honor  its  Commitment  in  accordance  with  the  terms of this
         Agreement,  then, for so long as such breach  continues,  the term  "Required Lenders"  shall mean Lenders
         (excluding  each Lender  that is in breach of its  obligations  under the  Agreement)  having  Commitments representing at least 51% of the aggregate  Commitments  (excluding the Commitments of each Lender that is in breach of its obligations  under the Agreement) at such time;  provided further,  however,  that if the
         Commitments have been terminated,  the term "Required  Lenders" shall mean Lenders  (excluding each Lender that is in breach of its obligations  hereunder) holding Loans (including  Settlement Loans)  representing at least 51% of the aggregate  principal amount of Loans (including  Settlement Loans) outstanding at such time.

                  Restricted  Investment - any acquisition of Property by a Borrower or any of its  Subsidiaries in
         exchange for cash or other  Property,  whether in the form of an acquisition of Equity  Interests or Debt, or the purchase or  acquisition  by such  Borrower or any of its  Subsidiary of any other  Property,  or a loan,  advance,  capital  contribution or subscription,  except  acquisitions of the following:  (i) fixed assets to be used in the Ordinary  Course of Business of such Borrower or any of its  Subsidiaries so long as the acquisition costs thereof  constitute Capital  Expenditures  permitted  hereunder;  (ii) goods held for  sale or  lease  or to be used in the  manufacture  of goods  or the  provision  of  services  by such
         Borrower or any of its  Subsidiaries  in the Ordinary  Course of Business;  (iii) Current  Assets  arising from the sale or lease of goods or the  rendition of services in the  Ordinary  Course of Business of such
         Borrower  or any of its  Subsidiaries;  (iv) investments  in  Subsidiaries  to the extent  existing on the
         Closing Date;  and (v) Cash  Equivalents  to the extent they are not  subject to rights of offset in favor of any Person  other  than Agent or a Lender;  (vi) loans  and other  advances  of money to the extent not prohibited by Section 9.2.2.

                  Restrictive  Agreement - an agreement  (other than any of the Loan Documents) that, if and for so long as an Obligor or any  Subsidiary of such Obligor is a party  thereto,  would  prohibit,  condition or restrict such Obligor's or  Subsidiary's  right to incur or repay Debt for Money  Borrowed  (including any of the  Obligations);  grant Liens upon any of such  Obligor's or  Subsidiary's  assets  (including  Liens granted in favor of Agent pursuant to the Loan Documents);  declare or make Distributions;  amend, modify, extend or renew any agreement  evidencing Debt for Money Borrowed  (including any of the Loan  Documents);
         or repay any Debt owed to another Obligor.

                  Revolver  Commitment  - at any  date  for any  Lender,  the  obligation  of such  Lender  to make
         Revolver Loans and to purchase  participations in LC Outstandings  pursuant to the terms and conditions of the Agreement,  which shall not exceed the principal  amount set forth opposite  such Lender's  name under the heading  "Revolver  Commitment"  on the signature  pages of the Agreement or the signature page of the
         Assignment  and  Acceptance  by which it became a Lender,  as modified  from time to time  pursuant to the terms of the  Agreement or to give effect to any  applicable  Assignment  and  Acceptance;  and  "Revolver
         Commitments"  means the  aggregate  principal  amount of the  Revolver  Commitments  of all  Lenders,  the maximum amount of which shall be $95,000,000.

                  Revolver  Loan - a loan made by Lenders as provided in Section  1.1 of the  Agreement  (including any Out-of-Formula Loan) or a Settlement Loan funded solely by Fleet.

                  Revolver  Note - a Revolver  Note to be executed by Borrowers in favor of each Lender in the form of Exhibit A attached hereto,  which shall be in the face amount of such Lender's Revolver  Commitment and which shall  evidence all Revolver  Loans (other than  Settlement  Loans) made by such Lender to Borrowers pursuant to the Agreement.

                  S&P - Standard & Poor's Ratings Group, a division of McGraw-Hill, Inc.

                  Schedule of Accounts - as defined in Section 7.2.1 of the Agreement.

                  SEC - Securities and Exchange Commission.

                  Secured  Parties - Agent,  Lenders,  Fleet as the  procurer  of Letters  of Credit,  Fleet as the provider of Settlement  Loans,  and Bank as the issuer of Letters of Credit or as the obligee with respect to any Banking Relationship Debt.

                  Security Documents - the Patent  Assignment,  each Guaranty,  the Trademark  Security  Agreement, the Deposit Account Assignment,  the Business Interruption  Insurance Assignment and all other instruments and agreements now or at any time hereafter securing the whole or any part of the Obligations.

                  Senior  Officer - the chairman of the board of directors,  the  president or the chief  financial officer of, or in-house legal counsel to, a Borrower.

                  Senior  Subordinated  Indenture - the Indenture dated June 10, 1998,  among Tropical,  certain of its Subsidiaries and the Trustee.

                  Senior  Subordinated  Notes  - the  Senior  Subordinated  Unsecured  Notes,  issued  by  Tropical pursuant to the Senior  Subordinated  Indenture in the aggregate  amount of  $100,000,000,  and payable in
         2008.

                  Senior  Subordinated  Note  Repurchase  Conditions  -  each  of  the  following  conditions,  the satisfaction  of each of which is a condition to any  repurchase of any of the Senior  Subordinated  Notes by Borrowers:  (i) Borrowers  shall have provided  Agent with not less than 5 Business Day's prior written notice of its intent to place an order to repurchase any of the Senior  Subordinated  Notes,  which notice shall provide the aggregate  amount of such order,  the purchase price limit (expressed as a percentage of the face  value of such  notes)  for such  order and a  representation  that the  conditions  set forth in clauses (ii) through (v) below will be  satisfied;  (ii) no Default or Event of Default shall exist at the time of or after giving effect to any such order;  (iii) the  repurchase is conducted  pursuant to an open market  transaction;  (iv) upon consummation of the repurchase the Senior  Subordinated  Notes repurchased are  cancelled by  Borrowers  and no longer  constitute  outstanding  Debt of  Borrowers  under the Senior
         Subordinated  Indenture or otherwise;  (v) after giving effect to such repurchase,  Availability shall not be less than $20,000,000.

                  Settlement Date - as defined in Section 3.1.3(i) of the Agreement.

                  Settlement Loan - as defined in Section 3.1.3(ii) of the Agreement.

                  Settlement  Report  -  a  report  delivered  by  Agent  to  Lenders  summarizing  the  amount  of the outstanding  Revolver Loans as of the Settlement  Date and the calculation of the Borrowing Base as of such Settlement Date.

                  Solvent - as to any Person,  such Person (i) owns Property  whose fair saleable  value is greater than the amount required to pay all of such Person's Debts (including  contingent Debts),  (ii) is able to pay all of its Debts as such Debts  mature,  (iii) has  capital  sufficient to carry on  its business  and transactions  and all  business  and  transactions  in  which  it is  about to  engage,  and  (iv) is  not
         "insolvent" within the meaning of Section 101(32) of the Bankruptcy Code.

                  Statutory  Reserves - on any date,  the  percentage  (expressed as a decimal)  established by the
         Board of  Governors  which is the then stated  maximum  rate for all reserves  (including  any  emergency, supplemental  or other  marginal  reserve  requirements)  applicable  to any  member  bank of the  Federal
         Reserve System in respect to  Eurocurrency  Liabilities  (or any successor  category of liabilities  under
         Regulation D).  Such reserve  percentage  shall include those imposed pursuant to said  Regulation D.  The
         Statutory  Reserve shall be adjusted  automatically  on and as of the effective date of any change in such percentage.

                  Subordinated  Debt - unsecured  Debt  incurred by a Borrower that is expressly  subordinated  and made junior to the payment and  performance in full of the  Obligations  and contains terms and conditions
         (including  terms  relating to interest,  fees,  repayment and  subordination)  satisfactory  to Agent and
         Required Lenders, including the Senior Subordinated Notes and any Exchange Notes.

                  Subsidiary  - any  Person in which more than 20% of its  outstanding  Voting  Securities  or more than 20% of all Equity  Interests  is owned  directly or  indirectly  by a Borrower,  by one or more other
         Subsidiaries of such Borrower or by a Borrower and one or more other Subsidiaries.

                  Taxes - any present or future taxes,  levies,  imposts,  duties, fees,  assessments,  deductions, withholdings or other charges of whatever nature,  including income, receipts,  excise,  property,  sales, use,  transfer,  license,  payroll,  withholding,  social  security and  franchise  taxes now or hereafter imposed or levied by the United States or any other  Governmental  Authority and all interest,  penalties, additions  to tax and  similar  liabilities  with  respect  thereto,  but  excluding,  in the case of each
         Lender, taxes imposed on or measured by the net income or overall gross receipts of such Lender.

                  Term - as defined in Section 5.1 of the Agreement.

                  Trademark  Security  Agreement - the Trademark  Security Agreement executed by Borrowers in favor of Agent on June 10, 1998 and by which Borrowers  assigned to Agent,  for its benefit as Agent and for the
         Pro Rata  benefit of  Lenders,  as  security  for  the Obligations,  all of  Borrowers'  right,  title and interest in and to all of its trademarks described therein.

                  Transferee - as defined in Section 13.3.3 of the Agreement.

                  Trustee - SunTrust Bank, a Georgia banking corporation.

                  Type - any type of a Loan  determined  with respect to the interest  option  applicable  thereto, which shall be either a LIBOR Loan or a Base Rate Loan.

                  UCC - the  Uniform  Commercial  Code (or any  successor  statute)  as adopted and in force in the
         State of Georgia  or, when the laws of any other state  govern the method or manner of  the perfection  or enforcement  of any  security  interest  in any of the  Collateral,  the Uniform  Commercial  Code (or any
         successor statute) of such state.

                  Upstream  Payment - a payment or  distribution  of cash or other  Property by a  Subsidiary  of a
         Borrower to such Borrower,  whether in repayment of Debt owed by such  Subsidiary to such  Borrower,  as a dividend or distribution on account of such Borrower's ownership of Equity Interests or otherwise.

                  Value - with reference to the value of Eligible  Inventory,  value determined on the basis of the lower of cost or market of such  Eligible  Inventory,  with the cost  thereof  calculated  on a  first-in, first-out basis determined in accordance with GAAP.

                  Voting  Securities - Equity  Interests of any class or classes of a  corporation  or other entity the holders  of which are  ordinarily,  in the absence of  contingencies,  entitled to elect a majority of the corporate directors or Persons performing similar functions.

                  Accounting Terms.  Unless otherwise  specified herein, all terms of an accounting  character used in the Agreement shall be  interpreted,  all accounting  determinations  under the Agreement shall be made, and all financial  statements  required to be delivered  under the  Agreement  shall be prepared in  accordance  with GAAP, applied on a basis  consistent  with the most recent  audited  Consolidated  financial  statements of Borrowers and their Subsidiaries  heretofore delivered to Agent and Lenders and using  the same method for inventory valuation as used in such audited financial  statements,  except for any change required by GAAP;  provided,  however,  that for purposes of determining  Borrowers'  compliance with financial covenants contained in Section 9.3 of the Agreement, all accounting terms shall be interpreted and all  accounting determinations  shall be made in accordance with GAAP as in effect on the date of  the Agreement  and  applied on a basis  consistent  with the  application  used in the financial  statements referred to in Section 8.1.9 of the Agreement,  unless  (i ) Borrowers shall have objected to determining  such compliance  on such basis at the time of delivery of such  financial  statements or (ii) Agent or any Lender  shall so object in writing within 30 days after the delivery of such  financial  statements,  in either of which events such  calculations  shall be made on a basis  consistent  with those used in the preparation of the latest  financial  statements  as to which such  objection  shall not have been made. In the event of any change in
GAAP that occurs after the date of the Agreement  and that is material to  Borrowers,  Agent and Lenders shall have the right to require  either  that  conforming  adjustments  be made to any  financial  covenants  set forth in the
Agreement,  or the  components  thereof,  that are affected by such change or that  Borrowers  report its financial condition based on GAAP as in effect immediately prior to the occurrence of such change.

                  Other  Terms.  All other  terms  contained  in the  Agreement  shall  have,  when the  context so indicates, the meanings provided for by the UCC to the extent the same are used or defined therein.

                  Certain Matters of  Construction.  The terms  "herein,"  "hereof" and "hereunder" and other words of similar import refer to the Agreement as a whole and not to any particular  section,  paragraph or  subdivision.
Any  pronoun  used shall be deemed to cover all  genders.  In the  computation  of periods of time from a specified date to a later  specified  date,  the word "from" means "from and  including"  and the words "to" and "until" each means "to but  excluding."  The  section  titles,  table of  contents  and list of  exhibits  appear as a matter of convenience  only and shall not  affect the  interpretation  of the  Agreement.  All  references  to  statutes  and related  regulations  shall  include any  amendments  of same and any successor  statutes and  regulations;  to any agreement,  instrument  or  other  documents  (including  any of the  Loan  Documents)  shall  include  any and all modifications and supplements  thereto and any and all  restatements,  extensions or renewals thereof to the extent such modifications,  supplements,  restatements,  extensions or renewals of any such documents are permitted by the terms  thereof;  to any Person shall mean and include the  successors  and  permitted  assigns of such  Person;  to
"including" and "include"  shall be  understood to mean "including,  without  limitation" (and, for purposes of the
Agreement  and each  other  Loan  Document,  the  parties  agree  that the rule of  ejusdem  generis  shall  not be applicable to limit a general  statement,  which is followed by or referable to an enumeration of specific  matters to matters  similar to the  matters  specifically  mentioned);  or to the time of day shall mean the time of day on the day in question in Atlanta,  Georgia,  unless otherwise  expressly  provided in the Agreement.  A Default or an
Event of Default  shall be deemed to exist at all times during the period  commencing on the date that such Default or Event of  Default  occurs to the date on which  such  Default  or Event of Default is waived in writing by Agent pursuant to the Agreement or, in the case of a Default,  is cured within any period of cure  expressly  provided in this Agreement;  and an Event of Default shall  "continue" or be "continuing"  until such Event of Default has been waived in writing by Lender.  All calculations  of Value shall be in Dollars,  all Loans shall be funded in Dollars and all  Obligations  shall be repaid in Dollars.  Whenever the phrase  "to the best of a Borrower's  knowledge" or words of similar  import  relating to the  knowledge or the  awareness  of a Borrower are used in the  Agreement or other Loan  Documents,  such phrase shall mean and refer to (i) the  actual  knowledge  of a Senior  Officer of any
Borrower or (ii) the  knowledge  that a Senior  Officer  would have  obtained if they had engaged in good faith and diligent  performance  of his  duties,  including  the making  of  such  reasonably  specific  inquiries  as may be necessary  of the  employees  or agents of a  Borrower  and a good faith  attempt to  ascertain  the  existence  or accuracy of  the matter  to which  such phrase  relates.  Any Lien referred to in the Agreement or any of the other
Loan  Documents  as having been created in favor of Agent,  any  agreement  entered  into by Agent  pursuant to the
Agreement or any of the other Loan  Documents,  any payment made by or to, or funds  received by, Agent pursuant to or as  contemplated  by any of the Loan  Documents,  or any other act taken or omitted to be taken by Agent  shall, unless  otherwise  expressly  provided,  be created,  entered into,  made or received,  or taken or omitted for the benefit or account of the Agent and the Lenders.

                                   [Remainder of page intentionally left blank]

         IN WITNESS WHEREOF, this Appendix has been duly executed in Atlanta, Georgia, on June 6, 2003.

                                                                       BORROWERS:

ATTEST:                                                       TROPICAL SPORTSWEAR INT'L CORPORATION

/s/ Regina M. Valentin                                                     By: /s/ N. Larry McPherson
Regina M. Valentin, Assistant Secretary                                    N. Larry McPherson,
                                                                           Executive Vice President
    [CORPORATE SEAL]

ATTEST:                                                       TROPICAL SPORTSWEAR COMPANY, INC.

/s/ Regina M. Valentin                                                     By: /s/ N. Larry McPherson
Regina M. Valentin, Assistant Secretary                                    N. Larry McPherson,
                                                                           Executive Vice President
    [CORPORATE SEAL]

ATTEST:                                                       SAVANE INTERNATIONAL CORP.

/s/ Regina M. Valentin                                                     By: /s/ N. Larry McPherson
Regina M. Valentin, Assistant Secretary                                    N. Larry McPherson,
                                                                           Executive Vice President
             [CORPORATE SEAL]

ATTEST:                                                       APPAREL NETWORK
                                                                       CORPORATION

/s/ Regina M. Valentin                                                     By: /s/ N. Larry McPherson
Regina M. Valentin, Assistant Secretary                                    N. Larry McPherson,
                                                                           Executive Vice President
    [CORPORATE SEAL]

ATTEST:                                                       TSI BRANDS, INC.

/s/ Regina M. Valentin                                                     By: /s/ N. Larry McPherson
Regina M. Valentin, Assistant Secretary                                    N. Larry McPherson,
                                                                           Vice President
    [CORPORATE SEAL]

ATTEST:                                                       TSIL, INC.

/s/ Regina M. Valentin                                                     By: /s/ N. Larry McPherson
Regina M. Valentin, Assistant Secretary                                    N. Larry McPherson,
                                                                           Vice President
    [CORPORATE SEAL]

ATTEST:                                                       DUCK HEAD APPAREL COMPANY, LLC

/s/ Regina M. Valentin                                                     By: /s/ N. Larry McPherson
Regina M. Valentin, Assistant Secretary                                    N. Larry McPherson,
                                                                           Executive Vice President
    [CORPORATE SEAL]

ATTEST:                                                       DELTA MERCHANDISING, INC.

/s/ Regina M. Valentin                                                     By: /s/ N. Larry McPherson
Regina M. Valentin, Assistant Secretary                                    N. Larry McPherson,
                                                                           Executive Vice President
             [CORPORATE SEAL]

                                                                       LENDERS:

                                                                       FLEET CAPITAL CORPORATION

                                                                       By: /s/ Elizabeth L. Waller
                                                                       Title: Senior Vice President

                                                                       WACHOVIA BANK, NATIONAL ASSOCIATION

                                                                       By: /s/ John Trainor
                                                                       Title: Director

                                                                       BANK OF AMERICA, N.A.

                                                                       By: /s/ John L. Anderson
                                                                          Title:Vice President

                                                                       AGENT:

                                                                       FLEET CAPITAL CORPORATION,
                                                                       as Agent

                                                                       By: /s/ Elizabeth L. Waller
                                                                       Title:  Senior Vice President

                                                     EXHIBIT A

                                               FORM OF REVOLVER NOTE
                                                                                                     June ___, 2003
U.S. $__________.__                                                                                Atlanta, Georgia

         FOR VALUE  RECEIVED,  the  undersigned,  TROPICAL  SPORTSWEAR  INT'L  CORPORATION,  a Florida  corporation
("Tropical"),  TROPICAL SPORTSWEAR COMPANY,  INC., a Delaware corporation  ("TSCI"),  SAVANE INTERNATIONAL CORP., a
Texas corporation ("Savane"),  APPAREL NETWORK CORPORATION, a Florida corporation ("Apparel"),  TSI BRANDS, INC., a
Delaware  corporation  ("TSI"),  TSIL, INC., a Delaware  corporation  ("TSIL"),  DUCK HEAD APPAREL COMPANY,  LLC, a
Georgia  limited  liability  company ("Duck Head"),  and DELTA  MERCHANDISING,  INC., a South Carolina  corporation
("Delta";  Tropical,  TSCI, Savane, Apparel, TSI, TSIL, Duck Head and Delta collectively referred to hereinafter as
"Borrowers" and individually as a "Borrower"),  hereby unconditionally,  and jointly and severally,  promise to pay
to the order of                                        (herein,  together with any subsequent holder hereof, called the "Holder") the principal sum of  $_______________  or such lesser sum as may constitute  Holder's Pro Rata share of the outstanding  principal  amount of all Revolver Loans pursuant to the terms of the Loan Agreement (as defined below) on the date on which such  outstanding  principal  amounts become due and payable pursuant to Section 4.2 of the Loan Agreement, in strict accordance with the terms thereof.  Borrowers likewise  unconditionally,  and jointly and severally,  promise to pay to Holder  interest from and after the date hereof on Holder's Pro Rata share of the outstanding  principal  amount of Revolver  Loans at such interest  rates,  payable at such times,  and computed in such manner as are specified in Section 2.1 of the Loan Agreement, in strict accordance with the terms thereof.

         This  Revolver Note ("Note") is issued  pursuant to, and is one of the  "Revolver  Notes"  referred to in, the Amended and Restated Loan and Security  Agreement  dated June __, 2003 (as the same may be amended from time to time, the "Loan Agreement"),  among Borrowers,  Fleet Capital  Corporation,  as collateral and administrative agent
(in such  capacity,  "Agent")  for itself  and the  financial  institutions  from time to time  parties  thereto as lenders  ("Lenders"),  and such  Lenders,  and Holder is and shall be entitled to all  benefits  thereof and of all
Loan Documents  executed and delivered in connection  therewith.  This Note is subject to certain  restrictions  on transfer or assignment as provided in the Loan  Agreement.  All  capitalized  terms used herein,  unless  otherwise defined herein, shall have the meanings ascribed to such terms in the Loan Agreement.

         The  repayment  of the  principal  balance  of this Note is subject to the  provisions  of Section  4.2 of the Loan  Agreement.  The entire unpaid  principal  balance and all accrued  interest on this Note shall be due and payable immediately upon the termination of the Commitments as set forth in Section 5.2 of the Loan Agreement.

         All  payments  of  principal  and  interest  shall  be made in  Dollars  in  immediately  available  funds as specified in the Loan Agreement.

         Upon or after the occurrence of an Event of Default and for so long as such Event of Default  exists,  the principal  balance and all accrued  interest of this Note may be declared (or shall  become) due and payable in the manner and with the effect  provided in the Loan  Agreement,  and the unpaid  principal  balance  hereof shall bear interest at the Default Rate as and when provided in Section  2.1.5 of the Loan  Agreement.  Borrowers  jointly and severally  agree to pay,  and save  Holder  harmless  against,  any  liability  for the  payment  of, all costs and expenses,  including,  but not limited to,  reasonable  attorneys' fees, if this Note is collected by or through an attorney-at-law.

         All principal  amounts of Revolver Loans made by Holder to Borrowers  pursuant to the Loan Agreement,  and all accrued and unpaid  interest  thereon,  shall be deemed  outstanding  under this Note and shall  continue to be owing by Borrowers until paid in accordance with the terms of this Note and the Loan Agreement.

         In no  contingency  or event  whatsoever,  whether  by reason of  advancement  of the  proceeds  hereof or otherwise,  shall the amount paid or agreed to be paid to Holder for the use,  forbearance  or  detention  of money advanced  hereunder  exceed  the  highest  lawful  rate  permissible  under  any law  which a  court  of  competent jurisdiction may deem applicable hereto;  and, in the event of any such payment  inadvertently paid by Borrowers or inadvertently  received by Holder, such excess sum shall be, at Borrowers' option,  returned to Borrowers forthwith or  credited  as a payment of  principal,  but shall not be applied to the  payment of  interest.  It is the intent hereof that  Borrowers not pay or contract to pay, and that Holder not receive or contract to receive,  directly or indirectly in any manner  whatsoever,  interest in excess of that which may be paid by Borrowers  under  Applicable
Law.

         Time is of the essence of this Note. To the fullest  extent  permitted by Applicable  Law,  each Borrower, for itself and its legal representatives,  successors and assigns,  expressly waives presentment,  demand, protest, notice of dishonor, notice of non-payment,  notice of maturity,  notice of protest,  presentment for the purpose of accelerating maturity, diligence in collection, and the benefit of any exemption or insolvency laws.

         Wherever  possible each  provision of this Note shall be  interpreted  in such a manner as to be effective and valid under  Applicable Law, but if any provision of this Note shall be prohibited or invalid under  Applicable
Law, such provision shall be ineffective to the extent of such prohibition or invalidity  without  invalidating the remainder  of such  provision or remaining  provisions  of this Note.  No delay or failure on the part of Holder in the exercise of any right or remedy  hereunder  shall operate as a waiver  thereof,  nor as an  acquiescence in any default,  nor shall any single or partial  exercise  by Holder of any right or remedy  preclude  any other right or remedy.  Holder, at its option,  may enforce its rights against any Collateral  securing this Note without Agent or
Holder enforcing its rights against any Borrower,  any Guarantor of the indebtedness  evidenced hereby or any other property or  indebtedness  due or to become due to any Borrower.  Each Borrower agrees that,  without  releasing or impairing any Borrower's liability  hereunder,  Holder or Agent may at any time release,  surrender,  substitute or exchange any Collateral  securing this Note and may at any time release any party  primarily or secondarily  liable for the indebtedness evidenced by this Note.

         The rights of Holder and  obligations  of Borrowers  hereunder  shall be construed in accordance  with and governed by the laws  (without  giving effect to the conflict of law  principles  thereof) of the State of Georgia.
This Note is intended to take effect as an instrument under seal under Georgia law.

         IN WITNESS  WHEREOF,  Borrowers  have caused this Note to be executed under seal and delivered by its duly authorized officers on the date first above written.

                                                             BORROWERS:

ATTEST:                                                      TROPICAL SPORTSWEAR INT'L
                                                             CORPORATION

/s/ Regina M. Valentin
Secretary                                                    By:    /s/ N. Larry McPherson

[corporate seal]                                             Title: ExecutiveVicePresident

ATTEST:                                                      TROPICAL SPORTSWEAR COMPANY, INC.

/s/ Regina M. Valentin                                       By:  /s/ N. Larry McPherson
Secretary                                                         Title:ExecutiveVicePresident
[corporate seal]

ATTEST:                                                      SAVANE INTERNATIONAL CORP.

/s/ Regina M. Valentin                                       By: : /s/ N. Larry McPherson
Secretary                                                          Title:ExecutiveVicePresident
[corporate seal]

ATTEST:                                                      APPAREL NETWORK CORPORATION

/s/ Regina M. Valentin                                       By:  /s/ N. Larry McPherson
Secretary                                                         Title:ExecutiveVicePresident
[corporate seal]

ATTEST:                                                      TSI BRANDS, INC.

/s/ Regina M. Valentin                                       By: : /s/ N. Larry McPherson
Secretary                                                          Title:VicePresident
[corporate seal]

ATTEST:                                                      TSIL, INC.

/s/ Regina M. Valentin                                       By: /s/ N. Larry McPherson
Secretary                                                         Title:VicePresident
[corporate seal]

ATTEST:                                                      DUCK HEAD APPAREL
                                                             MERCHANDISING, INC.

/s/ Regina M. Valentin                                       By: : /s/ N. Larry McPherson
Secretary                                                         Title:ExecutiveVicePresident
[corporate seal]

ATTEST:                                                      DELTA MERCHANDISING, INC.

/s/ Regina M. Valentin                                       By: : /s/ N. Larry McPherson
Secretary                                                         Title:ExecutiveVicePresident
[corporate seal]

                                                     EXHIBIT C

                                     Form of Notice of Conversion/Continuation

                                            Date ______________,______

Fleet Capital Corporation, as Agent
300 Galleria Parkway
Suite 800
Atlanta, Georgia  30339
Attention: Loan Administration Officer

         Re:      Amended and Restated  Loan and Security  Agreement  dated June __,  2003,  by and among  Tropical
                  Sportswear Int'l Corporation,  a Florida corporation  ("Tropical"),  Tropical Sportswear Company,
                  Inc.,  a  Delaware  corporation  ("TSCI"),   Savane  International  Corp.,  a  Texas  corporation
                  ("Savane"),  Apparel Network Corporation, a Florida corporation ("Apparel"),  TSI Brands, Inc., a
                  Delaware corporation  ("TSI"),  TSIL, Inc., a Delaware  corporation  ("TSIL"),  Duck Head Apparel
                  Company,  LLC, a Georgia limited liability company ("Duck Head"), and Delta Merchandising,  Inc., a South Carolina corporation  ("Delta";  Tropical,  TSCI, Savane,  Apparel,  TSI, TSIL, Duck Head
                  and  Delta   collectively   referred  to  hereinafter  as  "Borrowers"  and   individually  as  a
                  "Borrower"),  Fleet Capital  Corporation,  as  collateral  and  administrative  agent for certain
                  Lenders from time to time parties  thereto,  and such Lenders (as at any time amended,  the "Loan
                  Agreement")

Gentlemen:

         This  Notice  of  Conversion/Continuation  is  delivered  to you  pursuant  to  Section  2.1.2 of the Loan
Agreement.  Unless otherwise  defined herein,  capitalized  terms used herein shall have the meanings  attributable thereto in the Loan Agreement.  Borrowers hereby give notice of its request as follows:

Check as applicable:

          A conversion of Loans from one Type to another, as follows:

                  (i)      The requested date of the proposed  conversion is ______________,  20__ (the "Conversion
                           Date");

                  (ii)     The Type of Loans to be  converted  pursuant  hereto  are  presently  __________________
                           [select   either  LIBOR  Loans  or  Base  Rate  Loans]  in  the   principal   amount  of
                           $_____________ outstanding as of the Conversion Date;

                  (iii)    The  portion  of  the  aforesaid  Loans  to be  converted  on  the  Conversion  Date  is
                           $_____________ (the "Conversion Amount");

                  (iv)     The  Conversion  Amount is to be converted  into a  ____________  [select either a LIBOR
                           Loan or a Base Rate Loan] (the "Converted Loan") on the Conversion Date.

                  (v)      [In the event a  Borrower  selects a LIBOR  Loan:]  Borrowers  hereby  request  that the
                           Interest  Period for such  Converted  Loan be for a duration of _____ [insert  length of
                           Interest Period].

          A continuation of LIBOR Loans for new Interest Period, as follows:

                  (i)      The  requested  date  of  the  proposed  continuation  is  _______________,   20__  (the
                           "Continuation Date");

                  (ii)     The   aggregate   amount  of  the  LIBOR   Loans   subject  to  such   continuation   is
                           $------------------;

                  (iii)    The duration of the selected  Interest  Period for the LIBOR Loans which are the subject of such continuation is: _____________ [select duration of applicable Interest Period];

         Each  Borrower  hereby  ratifies and  reaffirms  all of its  liabilities  and  obligations  under the Loan
Documents and certifies that no Default or Event of Default exists on the date hereof.

         Borrowers  have caused this Notice of  Conversion/Continuation  to be executed and delivered by their duly authorized representative, this _______ day of ______________, 20__.

                                            TROPICAL SPORTSWEAR INT'L CORPORATION

                                            By:_________________________________

                                            Title:______________________________

                                                     EXHIBIT D

                                            Form of Notice of Borrowing

                                             Date ______________, 20__
Fleet Capital Corporation, as Agent
300 Galleria Parkway
Suite 800
Atlanta, Georgia  30339
Attention: Loan Administration Officer

         Re:      Amended and Restated  Loan and Security  Agreement  dated June __,  2003,  by and among  Tropical
                  Sportswear Int'l Corporation,  a Florida corporation  ("Tropical"),  Tropical Sportswear Company,
                  Inc.,  a  Delaware  corporation  ("TSCI"),   Savane  International  Corp.,  a  Texas  corporation
                  ("Savane"),  Apparel Network Corporation, a Florida corporation ("Apparel"),  TSI Brands, Inc., a
                  Delaware corporation  ("TSI"),  TSIL, Inc., a Delaware  corporation  ("TSIL"),  Duck Head Apparel
                  Company,  LLC, a Georgia limited liability company ("Duck Head"), and Delta Merchandising,  Inc., a South Carolina corporation  ("Delta";  Tropical,  TSCI, Savane,  Apparel,  TSI, TSIL, Duck Head
                  and  Delta   collectively   referred  to  hereinafter  as  "Borrowers"  and   individually  as  a
                  "Borrower"),  Fleet Capital  Corporation,  as  collateral  and  administrative  agent for certain
                  Lenders from time to time parties  thereto,  and such Lenders (as at any time amended,  the "Loan
                  Agreement")

Gentlemen:

         This Notice of  Borrowing is delivered  to you  pursuant to Section  3.1.1 of the Loan  Agreement.  Unless otherwise defined herein,  capitalized terms used herein shall have the meanings  attributable  thereto in the Loan
Agreement.  Borrowers hereby request a Revolver Loan in the aggregate  principal amount of  $______________,  to be made on _____________, _____, and to consist of:

Check as applicable:  Base Rate Loans in the aggregate principal amount of $_____________

LIBOR Loans in the aggregate principal amount of $___________, with Interest Periods as follows:

                        (i)                 As to $_____________, an Interest Period of ______ month(s);

                        (ii)        As to $_____________, an Interest Period of ______ months;

                        (iii)       As to $_____________, an Interest Period of ______ months.

         Each  Borrower  hereby  ratifies and  reaffirms  all of its  liabilities  and  obligations  under the Loan
Documents and hereby certifies that no Default or Event of Default exists on the date hereof.

         Borrowers  have caused this Notice of  Borrowing to be executed  and  delivered  by their duly  authorized representative, this ______ day of _____________, 20__.

                                            TROPICAL SPORTSWEAR INT'L CORPORATION

                                            By:____________________________________

                                               Title:______________________________

                                                     EXHIBIT E

                                              COMPLIANCE CERTIFICATE

                                             [Letterhead of Borrower]

                                             __________________, 20__

Fleet Capital Corporation, as Agent
300 Galleria Parkway, N.W.
Suite 800
Atlanta, Georgia  30339

         The  undersigned,  the chief  financial  officer  of  Tropical  Sportswear  Int'l  Corporation,  a Florida
corporation   ("Tropical"),   Tropical  Sportswear  Company,   Inc.,  a  Delaware  corporation   ("TSCI"),   Savane
International  Corp.,  a  Texas  corporation  ("Savane"),   Apparel  Network  Corporation,  a  Florida  corporation
("Apparel"),  TSI Brands, Inc., a Delaware corporation ("TSI"),  TSIL, Inc., a Delaware corporation ("TSIL"),  Duck
Head Apparel Company,  LLC, a Georgia limited liability  company ("Duck Head"),  and Delta  Merchandising,  Inc., a
South Carolina corporation ("Delta";  Tropical,  TSCI, Savane, Apparel, TSI, TSIL, Duck Head and Delta collectively referred to hereinafter as "Borrowers" and  individually as a "Borrower"),  gives this certificate to Fleet Capital
Corporation  ("Agent") in accordance  with the  requirements  of Section 9.1.3 of that certain Amended and Restated
Loan and Security  Agreement dated June __, 2003, among Borrowers,  Agent and the Lenders referenced therein ("Loan
Agreement").  Capitalized  terms  used in this  Certificate,  unless  otherwise  defined  herein,  shall  have  the meanings ascribed to them in the Loan Agreement.

                  1.       Based upon my review of the balance  sheets and  statements  of income of Borrowers  and their  Subsidiaries for the [Fiscal Year] [quarterly period] ending  __________________,  20__, copies of which are attached hereto, I hereby certify that:

                    (a)    Average Availability for the period commencing on __________, 20___ and ending on _____________, 20___, was $________________;

                     (b)   Fixed Charge Coverage Ratio is ____ to ____;

                     (c)   Consolidated Funded Debt/Consolidated EBITDA is _____ to _____;

                     (d)   Capital Expenditures during the period and for the Fiscal Year to date total
         $_________ for Borrowers;

                  2.       No Default exists on the date hereof, other than: __________________
________________________________________________ [if none, so state]; and

                  3.       No Event of Default exists on the date hereof, other than __________
____________________________________________________ [if none, so state].

                  4.       As of the date hereof, each Borrower is current in its payment of all accrued rent and other charges to Persons who own or lease any premises where any of the Collateral is located, and there are no pending disputes or claims regarding any Borrower's failure to pay or delay in payment of any such rent or other charges.

                  5.       Attached hereto is a schedule showing the calculations that support Borrowers'
compliance [non-compliance] with the financial covenants, as shown above.

                                                     Very truly yours,

                                                     -------------------------------
                                                     Chief Financial Officer

                                                     EXHIBIT F

                                            OPINION LETTER REQUIREMENTS

         With respect to each  Borrower and each  Guarantor,  Borrowers'  and such  Guarantor's  counsel's  opinion letter should address the following in a manner satisfactory to Agent:

1.       Each Borrower's and each Guarantor's due incorporation,  valid existence,  good standing and qualification as a foreign corporation.

2.       Corporate name of each Borrower and each Guarantor.

3.       Each Borrower's and each  Guarantor's  corporate power to execute,  deliver and perform the Loan Documents to which it is a signatory.

4.       Each  Borrower's  and each  Guarantor's  due  authorization  to  execute,  deliver  and  perform  the Loan
Documents to which it is a signatory, and its due execution and delivery thereof.

5.       Each  Borrower's and each  Guarantor's  execution,  delivery and  performance of the Loan Documents do not
(a) violate the  articles or bylaws,  (b) cause a breach or default by such  Borrower or such  Guarantor  under any agreement,  (c)  violate  any law,  regulation,  judgment  or order,  or (d)  result in or  require a Lien or other encumbrance other than in favor of Agent.

6.       The number of issued and outstanding shares of stock of each Borrower.

7.       The Loan  Documents  as legal,  valid  and  binding  obligations,  enforceable  against  all  Obligors  in accordance with their  respective  terms,  subject to standard  bankruptcy and other  creditor's  rights and equity exceptions.

8.       Counsel's  lack of  knowledge  of  pending  or  threatened  litigation  or other  proceedings,  except  as disclosed in Loan Agreement.

9.       Absence of any  registration,  filing,  consent or approval  requirement  of a  Governmental  Authority in connection with the execution, delivery and performance of the Loan Documents.

10.      Non-violation by the Loan Documents of any Applicable Law relating to interest or usury.

11.      Due payment of all applicable  taxes and fees required to be paid in connection  with the Loans,  the Loan
Documents, UCC-1 financing statements and other Security Documents.

12.      Creation in favor of Agent of a duly perfected  security interest in the Collateral  described in the Loan
Agreement and the Security Documents.

13.      Absence of violation of Section 7 of the  Securities  Exchange Act of 1934,  as amended,  any  regulations issued pursuant  thereto,  or Regulations T, U and X of the Board of Governors of the Federal  Reserve  System,  by
the transactions contemplated by the Loan Documents.

14.      Absence  of  requirement  under the laws of  applicable  states  for Agent or  Lenders  to qualify in such states to enter into or enforce the provisions of the Loan Documents.

                                                     EXHIBIT G

                                         FORM OF ASSIGNMENT AND ACCEPTANCE

Dated as of ______, 20__

         Reference is made to that certain  Amended and Restated Loan and Security  Agreement  dated June __, 2003, by and among TROPICAL  SPORTSWEAR  INT'L  CORPORATION,  a Florida  corporation  ("Tropical"),  TROPICAL  SPORTSWEAR
COMPANY,  INC., a Delaware  corporation  ("TSCI"),  SAVANE  INTERNATIONAL  CORP., a Texas  corporation  ("Savane"),
APPAREL NETWORK CORPORATION,  a Florida corporation ("Apparel"),  TSI BRANDS, INC., a Delaware corporation ("TSI"),
TSIL, INC., a Delaware corporation  ("TSIL"),  DUCK HEAD APPAREL COMPANY,  LLC, a Georgia limited liability company
("Duck Head"),  and DELTA  MERCHANDISING,  INC., a South Carolina  corporation  ("Delta";  Tropical,  TSCI, Savane,
Apparel,  TSI, TSIL, Duck Head and Delta collectively  referred to hereinafter as "Borrowers" and individually as a
"Borrower"),  FLEET CAPITAL  CORPORATION,  in its capacity as collateral and administrative agent ("Agent") for the financial  institutions from time to time party to the Loan Agreement  ("Lenders"),  and such Lenders.  Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Loan Agreement.

         ________________________________   (the  "Assignor")  and  ____________________________  (the  "Assignee")
agree as follows:

         1.       [(A)]  Assignor  hereby  assigns to Assignee  and  Assignee  hereby  purchases  and assumes  from
Assignor (i) a principal  amount of $________ of the outstanding  Revolver Loans held by Assignor and  $___________
of  participations  of  Assignor  in  LC  Outstandings  (which  amount[s],  according  to  the  records  of  Agent, represent[s]  _______% of the total principal amount of outstanding  Revolver Loans and LC Outstandings) and (ii) a principal amount of $__________ of Assignor's  Revolver  Commitment (which amount includes  Assignor's  outstanding
Revolver Loans being assigned to Assignee  pursuant to clause [A] (i) above and which,  according to the records of
Agent,  represents  (____%) of the total Revolver  Commitments of Lenders under the Loan  Agreement) (the "Assigned
Interest"),  together  with an  interest  in the  Loan  Documents  corresponding  to the  Assigned  Interest.  This
Agreement shall be effective from the date (the "Assignment  Effective  Date") on which Assignor  receives both (x)
the principal  amount of the Assigned  Interest in the Loans on the  Assignment  Effective  Date, if any, and (y) a
copy of this Agreement duly executed by Assignee.  From and after the Assignment  Effective  Date,  Assignee hereby expressly assumes,  and undertakes to perform, all of Assignor's  obligations in respect of Assignor's  Commitments to the extent,  and only to the extent, of Assignee's  Assigned  Interest,  and all principal,  interest,  fees and other amounts which would  otherwise be payable to or for  Assignor's  account in respect of the Assigned  Interest shall be  payable  to or for  Assignee's  account,  to the extent  such  amounts  have  accrued  subsequent  to the
Assignment Effective Date.

         2.            Assignor (i) represents that as of the date hereof,  the aggregate of its Commitments  under the Loan  Agreement  (without  giving  effect to  assignments  thereof,  which  have not yet become  effective)  is
$__________,  and the outstanding  balance of its Loans and  participations  in LC  Outstandings  (unreduced by any assignments  thereof,  which  have not yet become  effective)  is  $__________;  (ii)  makes no  representation  or warranty and assumes no responsibility  with respect to any statements,  warranties or  representations  made in or in  connection  with  the  Loan  Agreement  or the  execution,  legality,  validity,  enforceability,  genuineness, sufficiency or value of the Loan Agreement or any other instrument or document  furnished  pursuant thereto,  other than that Assignor is the legal and  beneficial  owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse  claim;  [and] (iii) makes no  representation  or warranty and assumes no responsibility  with respect to the financial  condition of Borrowers,  the  performance or observance by Borrowers of any of their  obligations  under the Loan Agreement or any of the Loan  Documents[;  and (iv) attaches the Notes held by it and requests  that Agent  exchange  such Notes for new Notes payable to Assignee and the Assignor in the principal amounts set forth on Schedule A hereto].

         3.            Assignee  (i)  represents  and  warrants  that it is legally  authorized  to enter into this
Assignment and Acceptance;  (ii) confirms that it has received a copy of the Loan  Agreement,  together with copies of the most recent  financial  statements  delivered  pursuant to Section 9.1.3  thereof,  and copies of such other
Loan Documents and  information as it has deemed  appropriate to make its own credit analysis and decision to enter into this  Assignment  and  Acceptance;  (iii) agrees that it shall,  independently  and without  reliance upon the
Assignor and based on such  documents and  information as it shall deem  appropriate at the time,  continue to make its own  credit  decisions  in taking or not taking  action  under the Loan  Agreement;  (iv)  confirms  that it is eligible to become an Assignee;  (v) appoints and  authorizes  Agent to take such action as agent on its behalf and to exercise  such powers under the Loan  Agreement as are  delegated to Agent by the terms  thereof,  together with such powers as are incidental  thereto;  (vi) agrees that it will strictly  observe and perform all the obligations that are  required to be  performed by it as a "Lender"  under the terms of the Loan  Agreement  and the other Loan
Documents;  and (vii) agrees that it will keep confidential all information with respect to Borrowers  furnished to it by Borrowers or the Assignor to the extent provided in the Loan Agreement.

         4.       Assignor  acknowledges  and agrees  that it will not sell or  otherwise  dispose of the  Assigned
Interest or any portion  thereof,  or grant any  participation  therein,  in a manner which,  or take any action in connection therewith which, would violate the terms of any of the Loan Documents.

         5.       This  Agreement  and all rights and  obligations  shall be  interpreted  in  accordance  with and governed by the laws of the State of Georgia.  If any  provision  hereof  would be invalid  under  Applicable  Law, then such  provision  shall be deemed to be modified to the extent  necessary  to render it valid while most nearly preserving its original intent; no provision hereof shall be affected by another provision's being held invalid.

         6.       Each notice or other  communication  hereunder  shall be in writing,  shall be sent by messenger, by telecopy or facsimile  transmission  or by first-class  mail,  shall be deemed given when sent and shall be sent as follows:

                  (a)      If to  Assignee,  to the  following  address (or to such other  address as Assignee  may designate from time to time):

                           ==========================
                           --------------------------

                  (b)      If to  Assignor,  to the  following  address (or to such other  address as Assignor  may designate from time to time):
                           ==========================
                           ==========================

         Payments hereunder shall be made by wire transfer of immediately available Dollars as follows:

         If to Assignee,  to the following  account (or to such other  account as Assignee may designate  from time to time):

                           --------------------------
                           ABA No.___________________
                           --------------------------
                           Account No._______________
                           Reference:  ______________________

         If to Assignor,  to the following  account (or to such other  account as Assignor may designate  from time to time):

                           ==========================
                           --------------------------
                           ABA No.___________________
                           For Account of:___________
                           Reference:  _____________________

         IN WITNESS  WHEREOF,  the parties  hereto have caused this  Assignment  and  Acceptance to be executed and delivered by their respective duly authorized officers, as of the date first above written.

                                                     ---------------------------------
                                                     ("Assignor")

                                                     By:  ____________________________

                                                     Title:  __________________________

                                                     --------------------------------
                                                     ("Assignee")

                                                     By:  __________________________

                                                     Title:  _________________________

                                      SCHEDULE A TO ASSIGNMENT AND ACCEPTANCE

                                                    EXHIBIT H

                                                  FORM OF NOTICE

         Reference is made to (i) the Amended and Restated Loan and Security  Agreement  dated June __, 2003 (as at any time amended,  the "Loan  Agreement")  among  TROPICAL  SPORTSWEAR  INT'L  CORPORATION,  a Florida  corporation
("Tropical"),  TROPICAL SPORTSWEAR COMPANY,  INC., a Delaware corporation  ("TSCI"),  SAVANE INTERNATIONAL CORP., a
Texas corporation ("Savane"),  APPAREL NETWORK CORPORATION, a Florida corporation ("Apparel"),  TSI BRANDS, INC., a
Delaware  corporation  ("TSI"),  TSIL, INC., a Delaware  corporation  ("TSIL"),  DUCK HEAD APPAREL COMPANY,  LLC, a
Georgia  limited  liability  company ("Duck Head"),  and DELTA  MERCHANDISING,  INC., a South Carolina  corporation
("Delta";  Tropical,  TSCI, Savane, Apparel, TSI, TSIL, Duck Head and Delta collectively referred to hereinafter as
"Borrowers"  and  individually  as a  "Borrower"),  FLEET CAPITAL  CORPORATION  in its capacity as  collateral  and administrative  agent  ("Agent")  for the  financial  institutions  from time to time  party to the Loan  Agreement
("Lenders"),  and  such  Lenders,  and  (ii)  the  Assignment  and  Acceptance  dated  as  of  ____________,   20__
(the "Assignment   Agreement")  between   __________________   (the  "Assignor")  and   ____________________   (the
"Assignee").  Except as  otherwise  defined  herein,  capitalized  terms used herein  which are defined in the Loan
Agreement are used herein with the respective meanings specified therein.

         The Assignor hereby notifies  Borrowers and Agent of Assignor's  intent to assign to Assignee  pursuant to the Assignment  Agreement a principal amount of (i) $________ of the outstanding  Revolver Loans and participations in LC Outstandings  held by Assignor,  (ii) $___________ of Assignor's  Revolver  Commitment (which amount includes the Assignor's  outstanding Revolver Loans being assigned to Assignee pursuant to clause (i) above),  together with an  interest  in the Loan  Documents  corresponding  to the  interest  in the Loans  and  Commitment  so  assigned.
Pursuant to the Assignment Agreement,  Assignee has expressly assumed all of Assignor's  obligations under the Loan
Agreement to the extent of the Assigned Interest (as defined in the Assignment Agreement).

         For purposes of the Loan  Agreement,  Agent shall deem Assignor's  share of the Revolver  Commitment to be reduced by $_________, and Assignee's share of the Revolver Commitment  to be increased by $_________.

         The address of the Assignee to which notices,  information  and payments are to be sent under the terms of the Loan Agreement is:

                                    ========================
                                    ========================

         Assignee's LIBOR Lending Office address is as follows:

                                    ========================
                                    ========================

         This Notice is being  delivered to  Borrowers  and Agent  pursuant to Section 13.3 of the  Loan Agreement.
Please  acknowledge  your receipt of this Notice by executing and returning to Assignee and Assignor a copy of this
Notice.

         IN WITNESS  WHEREOF,  the undersigned have caused the execution of this Notice,  as of  _________________,
20__.

                                                              --------------------------
                                                              ("Assignor")

                                                              By:

                                                                Title:

                                                              --------------------------
                                                              ("Assignee")

                                                              By:

                                                                Title:

                                                              ACKNOWLEDGED AND AGREED TO
                                                              AS OF THE DATE SET FORTH ABOVE:

                                                             *BORROWERS:

ATTEST:                                                       TROPICAL SPORTSWEAR INT'L
                                                              CORPORATION

_______________________________                               By: ____________________________
Secretary                                                         Title: ________________________
[corporate seal]

ATTEST:                                                      TROPICAL SPORTSWEAR COMPANY, INC.

_______________________________                              By: ____________________________
Secretary                                                         Title: ________________________
[corporate seal]

ATTEST:                                                      SAVANE INTERNATIONAL CORP.

_______________________________                              By: ____________________________
Secretary                                                         Title: ________________________
[corporate seal]

ATTEST:                                                      APPAREL NETWORK CORPORATION

_______________________________                              By: ____________________________
Secretary                                                         Title: ________________________
[corporate seal]

ATTEST:                                                      TSI BRANDS, INC.

_______________________________                              By: ____________________________
Secretary                                                         Title: ________________________
[corporate seal]

ATTEST:                                                      TSIL, INC.

_______________________________                              By: ____________________________
Secretary                                                         Title: ________________________
[corporate seal]

ATTEST:                                                      DUCK HEAD APPAREL
                                                             MERCHANDISING, INC.

_______________________________                              By: ____________________________
Secretary                                                         Title: ________________________
[corporate seal]

ATTEST:                                                      DELTA MERCHANDISING, INC.

_______________________________                              By: ____________________________
Secretary                                                         Title: ________________________
[corporate seal]

* No signature required by any Borrower when an Event of Default exists.

                                                           FLEET CAPITAL CORPORATION,
                                                           as Agent

                                                           By:_____________________________
                                                              Title:__________________________

                                                     EXHIBIT I

                                       LETTER OF CREDIT PROCUREMENT REQUEST

Fleet Capital Corporation, as Agent
Suite 800
300 Galleria Parkway
Atlanta, Georgia 30339
Attention:  _______________

       This Letter of Credit Procurement Request is delivered to you pursuant to the Amended and Restated Loan and Security  Agreement dated June __, 2003, among Tropical  Sportswear Int'l  Corporation,  a Florida  corporation
("Tropical"),  Tropical Sportswear Company,  Inc., a Delaware corporation  ("TSCI"),  Savane International Corp., a
Texas corporation ("Savane"),  Apparel Network Corporation, a Florida corporation ("Apparel"),  TSI Brands, Inc., a
Delaware  corporation  ("TSI"),  TSIL, Inc., a Delaware  corporation  ("TSIL"),  Duck Head Apparel Company,  LLC, a
Georgia  limited  liability  company ("Duck Head"),  and Delta  Merchandising,  Inc., a South Carolina  corporation
("Delta";  Tropical,  TSCI, Savane, Apparel, TSI, TSIL, Duck Head and Delta collectively referred to hereinafter as
"Borrowers"  and  individually as a "Borrower"),  various  financial  institutions  as are, or may become,  parties thereto  (collectively,  the "Lenders"),  Fleet Capital Corporation as collateral and administrative agent (in such capacity,  the "Agent") (as the same may be amended,  supplemented,  restated or  otherwise  modified  from time to time, the "Loan  Agreement").  Unless  otherwise  defined herein,  terms used herein have the meanings  assigned to them in the Loan Agreement.

         Borrowers  hereby  request  Fleet to provide an LC Support to induce Bank to issue a Letter of Credit,  as follows:

         (1)      Borrower's/Account Party's Name                                            ______________________
         (2)      Amount of Letter of Credit:                                                $_____________________
         (3)      Issuance Date:                                                              _____________________
         (4)      Beneficiary's Name:                                                         _____________________
         (5)      Beneficiary's Address:                                                      _____________________
                                                                                      ---------------------
                                                                                              =====================
         (6)      Expiry Date:                                                                _____________________
         (7)      Draw Conditions:                                                            _____________________
                                                                                      ---------------------
                                                                                              =====================
                                                                                              =====================
         (8)      Single draw or Multiple draw

         (9)      Purpose of Letter of Credit:                                               ______________________
                                                                                             ======================
                                                                                             ======================

         Attached hereto is the Bank's form of LC  Application,  completed with the details of the Letter of Credit requested herein.

         Each  Borrower  hereby  certifies  that each of the LC Conditions is now, and will on the date of issuance of the Letter of Credit,  be  satisfied  in all  respects  and that no  Default  or Event of Default  exists.  Each
Borrower hereby ratifies and reaffirms all of the Loan Documents and Obligations arising thereunder.

         IN WITNESS  WHEREOF,  each  Borrower has caused this Letter of Credit  Procurement  Request to be executed and delivered by its duly authorized officer, this ___ day of _________________, 20__.

                                                             BORROWERS:

ATTEST:                                                      TROPICAL SPORTSWEAR INT'L
                                                             CORPORATION

_______________________________                              By: ____________________________
Secretary                                                         Title: ________________________
[corporate seal]

ATTEST:                                                      TROPICAL SPORTSWEAR COMPANY, INC.

_______________________________                              By: ____________________________
Secretary                                                         Title: ________________________
[corporate seal]

ATTEST:                                                      SAVANE INTERNATIONAL CORP.

_______________________________                              By: ____________________________
Secretary                                                         Title: ________________________
[corporate seal]

ATTEST:                                                      APPAREL NETWORK CORPORATION

_______________________________                              By: ____________________________
Secretary                                                         Title: ________________________
[corporate seal]

ATTEST:                                                      TSI BRANDS, INC.

_______________________________                              By: ____________________________
Secretary                                                         Title: ________________________
[corporate seal]

ATTEST:                                                      TSIL, INC.

_______________________________                              By: ____________________________
Secretary                                                         Title: ________________________
[corporate seal]

ATTEST:                                                      DUCK HEAD APPAREL
                                                             MERCHANDISING, INC.

_______________________________                              By: ____________________________
Secretary                                                         Title: ________________________
[corporate seal]

ATTEST:                                                      DELTA MERCHANDISING, INC.

_______________________________                              By: ____________________________
Secretary                                                         Title: ________________________
[corporate seal]

                                                  SCHEDULE 7.1.1

                                                BUSINESS LOCATIONS

1.       Borrowers currently have the following business locations, and no others:

         Chief Executive Office: Tropical Sportswear Int'l Corporation

                                    4902 W. Waters Avenue

                                    Tampa, FL  33634

         Other Locations:           Tropical Sportswear Int'l Corporation: 4924 W. Waters Avenue, Tampa, FL
                                    33634, 5002 W. Waters Avenue, Tampa, FL 33634, 4630 Woodland Corporate Blvd.,
                                    Tampa, FL 33634

                                    Tropical Sportswear Company, Inc., TSIL, Inc. & TSI Brands, Inc. : 300
                                    Delaware Avenue, Suite 900, Wilmington, DE 19201

                                    Duck Head Apparel Company, LLC and Delta Merchandising, Inc: 4902 W. Waters
                                    Avenue, Tampa, FL 33634

                                    Savane International Corp.:   11 Runway Road, Santa Teresa, NM 88008, 10515
                                    Railroad Drive, El Paso, TX , 1350 Avenue of the Americas, New York, NY 10019

2.       Borrowers maintain their books and records relating to Accounts and General Intangibles at:

                           Tropical Sportswear Int'l Corporation

                                    4902 W. Waters Avenue

                                    Tampa, FL  33634

3.       Borrowers have had no office, place of business or agent for process located in any county other than as set forth above, except:

4.       Each Subsidiary currently has the following business locations, and no others:

         Chief Executive Office:    Chief Executive Office:   Farah Manufacturing (U.K.) Limited
                                    Crittal Road
                                    Witham, Essez, CM8 3DJ

         Chief Executive Office: Farah Australia Pty, Ltd.
                                    35 Bourke Road
                                    Alexandria N.S.W. 2015, Australia

         Chief Executive Office: Farah New Zealand Limited
                                    Unit 1, 31 Morningside Drive
                                    Nt. Albert
                                    Auckland, New Zealand

        Other Locations:
5.       Each Subsidiary maintains its books and records relating to Accounts and General Intangibles at:

                                    Chief Executive Office

6.       Each Subsidiary has had no office, place of business or agent for process located in any county other than as set forth above, except:

7.       The following bailees, warehouseman, similar parties and consignees hold inventory of a Borrower or one of its Subsidiaries:

----------------------------------------- ----------------------------- ------------------------------ ------------------------------
       Name and Address of Party             Nature of Relationship          Amount of Inventory            Owner of Inventory
----------------------------------------- ----------------------------- ------------------------------ ------------------------------
----------------------------------------- ----------------------------- ------------------------------ ------------------------------
Syle Kraft, 3983 Nashua Drive,            Warehouse service for goods   $0.3 million                   Mexico/ Canada division of
Mississauga, Ontario, Canada, L4VIP3      shipped from  Mexico to                                      Savane International Corp.
                                          Canada for  Wal-Mart Canada.
----------------------------------------- ----------------------------- ------------------------------ ------------------------------
----------------------------------------- ----------------------------- ------------------------------ ------------------------------
Accel, Camarones #14 Col. San Salvador,   Warehouse service for goods   $3.5 million                   Mexico/ Canada division of
Xochimnua, Bodeg, Mexico City, Mx , DF    shipped into Mexico for                                      Savane International Corp.
2780                                      Wal-Mart  Mexico.
----------------------------------------- ----------------------------- ------------------------------ ------------------------------
----------------------------------------- ----------------------------- ------------------------------ ------------------------------

----------------------------------------- ----------------------------- ------------------------------ ------------------------------
----------------------------------------- ----------------------------- ------------------------------ ------------------------------

----------------------------------------- ----------------------------- ------------------------------ ------------------------------

                                                  SCHEDULE 7.1.2

                                                     INSURANCE

----------------------------------------- ----------------------------- -------------------------------- ----------------------------
            Name of Carrier                        Policy No.                 Scope of Insurance             Amount of Insurance
----------------------------------------- ----------------------------- -------------------------------- ----------------------------
----------------------------------------- ----------------------------- -------------------------------- ----------------------------
                 Royal                             PSF001935            Fiduciary Responsibility                $7.0 million
                                                                        Insurance
               Travelers                           103360768                                                    $3.0 million

                                                                        Special
                 Chubb                              81700702                                                    $10.0 million

                                                                        Crime
                  Gulf                             GA03028628                                                   $3.0 million

                                                                        Employment Practices Liability
                  AIG                              569-63-58                                                    $10.0 million

                                                                        Directors & Officers

                                                                        Directors & Officers                    $10.0 million
        AIG-National Union Fire                    569-63-81
                                                                        Directors & Officers             $10.0 million in excess of
      Chubb-Federal Insurance Co.                  8158-7812                                                    $10.0 million

      Hartford-Twin City Fire Ins                NDA 0211924-02                                          $10.0 million in excess of
                                                                                                         $20.0 million

                                                                        Workers Comp
                St Paul
                                                                                                                $1.0 million
                                                   WVA0205057
                                                                        Wind Buy Back
              General Star
                                                                        Global Property/General                 $1.5 million
                St Paul                            IAG383706            Liability/Excess Liability
                                                                                                         $125.0/$2.0/$25.0 million
                                                   CK06806913           Global Cargo Stock Through Put

            Lloyds of London
                                                                                                          $10.0/$25.0/$1.5 million
                                          GB06800412                        Blanket Accident Travel Ins

           Standard Reliance                                                Aircraft Liability-2 planes
                                                                                                         $3.0/$1.0/$0.1 million
                                          SR 225918

                  AIG
                                                                                                               $100.0 million
                                          GM 3388741-04

                                                                        Directors & Officers Tail
                                                                        Coverage - Duck Head
AIG, Chubb & Hartford

                                          GM3388741-01
----------------------------------------- ----------------------------- -------------------------------- ----------------------------
----------------------------------------- ----------------------------- -------------------------------- ----------------------------

----------------------------------------- ----------------------------- -------------------------------- ----------------------------
----------------------------------------- ----------------------------- -------------------------------- ----------------------------

----------------------------------------- ----------------------------- -------------------------------- ----------------------------
----------------------------------------- ----------------------------- -------------------------------- ----------------------------

----------------------------------------- ----------------------------- -------------------------------- ----------------------------

                                                  SCHEDULE 8.1.1

                                         JURISDICTIONS IN WHICH BORROWERS
                                                AND EACH SUBSIDIARY
                                           ARE AUTHORIZED TO DO BUSINESS

                 Name of Entity                                                        Jurisdictions

Tropical Sportswear Int'l Corporation                                                   Florida

Tropical Sportswear Company, Inc.                                               Delaware

Savane International Corp.                           Alabama,  Arizona,  Colorado,   Delaware,   Florida,  Georgia,
                                                     Illinois,    Indiana,    Louisiana,     Michigan,    Missouri,
                                                     Mississippi,   New  Mexico,  Ohio,  Pennsylvania,   Tennessee,
                                                     Texas, Virginia, Nevada, New York
Apparel Network Corporation                                                             Florida

TSI Brands, Inc.                                                                Delaware

TSIL, Inc.                                                                              Delaware

Duck Head Apparel Company, LLC                                                  Georgia
Delta Merchandising, In    c.               Alabama,  Mississippi,  Louisiana,  Tennessee, Florida, South Carolina,
                           Georgia,         Missouri, Texas, North Carolina, Maryland.

                                                  SCHEDULE 8.1.4

                                                 CAPITAL STRUCTURE

1.       The classes and number of authorized shares of Borrowers and each Subsidiary and the record owner of such shares are as follows:

Borrowers:

---------------------------- -------------------------------- --------------------------------- -------------------------------------
      Class of Stock                Number of Shares                   Record Owners                      Number of Shares
                                 Issued and Outstanding                                               Authorized but Unissued
---------------------------- -------------------------------- --------------------------------- -------------------------------------
---------------------------- -------------------------------- --------------------------------- -------------------------------------
Tropical Sportswear Int'l    11,040,452                       Shares Publicly Held              48,959,548
Corporation
---------------------------- -------------------------------- --------------------------------- -------------------------------------
---------------------------- -------------------------------- --------------------------------- -------------------------------------
Tropical Sportswear          100                              Tropical Sportswear Int'l         0
Company, Inc.                                                 Corporation
---------------------------- -------------------------------- --------------------------------- -------------------------------------
---------------------------- -------------------------------- --------------------------------- -------------------------------------
Savane International Corp.   100                              Tropical Sportswear Int'l         900
                                                              Corporation
---------------------------- -------------------------------- --------------------------------- -------------------------------------
---------------------------- -------------------------------- --------------------------------- -------------------------------------
Apparel Network Corporation  1,000                            Tropical Sportswear Int'l         9,000
                                                              Corporation
---------------------------- -------------------------------- --------------------------------- -------------------------------------
---------------------------- -------------------------------- --------------------------------- -------------------------------------
TSI Brands, Inc.             1,000                            Savane International Corp.        2,000

---------------------------- -------------------------------- --------------------------------- -------------------------------------
---------------------------- -------------------------------- --------------------------------- -------------------------------------
TSIL, Inc.                   1,000                            Savane International Corp         2,000
---------------------------- -------------------------------- --------------------------------- -------------------------------------
---------------------------- -------------------------------- --------------------------------- -------------------------------------
Duck Head Apparel Company,   100                              Tropical Sportswear Int'l         900
LLC                                                           Corporation
---------------------------- -------------------------------- --------------------------------- -------------------------------------
---------------------------- -------------------------------- --------------------------------- -------------------------------------
Delta Merchandising, Inc.    100                              Duck Head Apparel Company, LLC    900
---------------------------- -------------------------------- --------------------------------- -------------------------------------

Subsidiaries:

---------------------------- -------------------------------- --------------------------------- -------------------------------------
      Class of Stock                Number of Shares                   Record Owners                      Number of Shares
                                 Issued and Outstanding                                               Authorized but Unissued
---------------------------- -------------------------------- --------------------------------- -------------------------------------
---------------------------- -------------------------------- --------------------------------- -------------------------------------

---------------------------- -------------------------------- --------------------------------- -------------------------------------
---------------------------- -------------------------------- --------------------------------- -------------------------------------

---------------------------- -------------------------------- --------------------------------- -------------------------------------
---------------------------- -------------------------------- --------------------------------- -------------------------------------

---------------------------- -------------------------------- --------------------------------- -------------------------------------
---------------------------- -------------------------------- --------------------------------- -------------------------------------

---------------------------- -------------------------------- --------------------------------- -------------------------------------

2.       The number, nature and holder of all other outstanding Securities of Borrowers and each of their
         Subsidiaries are as follows:

3.       The correct name and jurisdiction of incorporation of each of the Subsidiaries of Borrowers and the percentage of its issued and outstanding shares owned by a Borrower are as follows:

--------------------------------------------- ------------------------------------------- -------------------------------------------
                    Name                            Jurisdiction of Incorporation                    Percentage of Shares
                                                                                                      Owned by Borrower
--------------------------------------------- ------------------------------------------- -------------------------------------------
--------------------------------------------- ------------------------------------------- -------------------------------------------

--------------------------------------------- ------------------------------------------- -------------------------------------------
--------------------------------------------- ------------------------------------------- -------------------------------------------

--------------------------------------------- ------------------------------------------- -------------------------------------------
--------------------------------------------- ------------------------------------------- -------------------------------------------

--------------------------------------------- ------------------------------------------- -------------------------------------------

4.       The name of each of each Borrower's corporate or joint venture Affiliates and the nature of the affiliation are as follows:

                                                  SCHEDULE 8.1.5

                                                  CORPORATE NAMES

1.       Each Borrower's correct corporate name, as registered with the Secretary of State of the State of its state of incorporation, is:

                 Borrower                                    State

         Tropical Sportswear Int'l Corporation                Florida

         Tropical Sportswear Company, Inc.                    Delaware

         Savane International Corp.                           Texas

         Apparel Network Corporation                          Florida

         TSI Brands, Inc.                                     Delaware

         TSIL, Inc.                                           Delaware

         Duck Head Apparel Company, LLC                       Georgia

         Delta Merchandising, Inc.                            South Carolina

2.       In the conduct of its business, Borrowers have used the following names:

3.       Each Subsidiaries' correct corporate name, as registered with the Secretary of State of the State of its incorporation, is:

4.       In the conduct of its business, each Subsidiary has used the following names:
         Chart of Corporate Structure                        Empresas Savane, S.A. de C.V.
         Summary of Corporations                             Farah (Australia) Pty, Ltd.
         Tropical Sportswear Int'l Corporation               Farah (Far East) Limited
         Tropical Sportswear Company, Inc.                   Farah (Fiji) Limited
         Apparel Network Corp.                               Farah Manufacturing (U.K.) Limited
         Duck Head Apparel Company, LLC                      Farah (New Zealand) Limited
              Delta Merchandising, Inc.                      Farah Offshore Sourcing Company
              Cargud, S.A.                                   Servicios Magnificos, S.A. de C.V.
         Savane International Corp.                          South Pacific Investments Limited
              Corporacion Farah-Costa Rica, S.A.             TSI Brands, Inc.
                                                             TSIL, Inc.
                                                             Touche Industrial, S.A. de C.V

                                                  SCHEDULE 8.1.13

                             TAX IDENTIFICATION NUMBERS OF BORROWERS AND SUBSIDIARIES

Borrowers' Tax ID Numbers are as follows:

         Name of Borrower                                     Tax ID Number

         Tropical Sportswear Int'l Corporation                59-3424305

         Tropical Sportswear Company, Inc.                    52-2062097

         Savane International Corp.                           74-1061146

         Apparel Network Corporation                          59-3331447

         TSI Brands, Inc.                                     51-0402024

         TSIL, Inc.                                           51-0402161

         Duck Head Apparel Company, LLC                       58-2643702

         Delta Merchandising, Inc.                            57-0874341

                                                  SCHEDULE 8.1.15

                                   PATENTS, TRADEMARKS, COPYRIGHTS AND LICENSES

1.      Borrowers' and their Subsidiaries' patents:

---------------------------- ------------------------- -------------------------- ------------------------- -------------------------
          Patent                      Owner                    Status in            Federal Registration          Registration
                                                             Patent Office                  Number                    Date
---------------------------- ------------------------- -------------------------- ------------------------- -------------------------
---------------------------- ------------------------- -------------------------- ------------------------- -------------------------

---------------------------- ------------------------- -------------------------- ------------------------- -------------------------
---------------------------- ------------------------- -------------------------- ------------------------- -------------------------

---------------------------- ------------------------- -------------------------- ------------------------- -------------------------
---------------------------- ------------------------- -------------------------- ------------------------- -------------------------

---------------------------- ------------------------- -------------------------- ------------------------- -------------------------

2.      Borrowers' and their Subsidiaries' trademarks:

---------------------------- ------------------------- -------------------------- ------------------------- -------------------------
         Trademark                    Owner                    Status in            Federal Registration          Registration
                                                           Trademark Office                 Number                    Date
---------------------------- ------------------------- -------------------------- ------------------------- -------------------------
---------------------------- ------------------------- -------------------------- ------------------------- -------------------------

---------------------------- ------------------------- -------------------------- ------------------------- -------------------------
---------------------------- ------------------------- -------------------------- ------------------------- -------------------------

---------------------------- ------------------------- -------------------------- ------------------------- -------------------------
---------------------------- ------------------------- -------------------------- ------------------------- -------------------------

---------------------------- ------------------------- -------------------------- ------------------------- -------------------------

3.      Borrowers' and their Subsidiaries' copyrights:

---------------------------- ------------------------- -------------------------- ------------------------- -------------------------
        Copyrights                    Owner                    Status in            Federal Registration          Registration
                                                           Copyright Office                 Number                    Date
---------------------------- ------------------------- -------------------------- ------------------------- -------------------------
---------------------------- ------------------------- -------------------------- ------------------------- -------------------------
None
---------------------------- ------------------------- -------------------------- ------------------------- -------------------------
---------------------------- ------------------------- -------------------------- ------------------------- -------------------------

---------------------------- ------------------------- -------------------------- ------------------------- -------------------------
---------------------------- ------------------------- -------------------------- ------------------------- -------------------------

---------------------------- ------------------------- -------------------------- ------------------------- -------------------------

4.       Borrowers' and their subsidiaries' licenses (other than routine business licenses, authorizing them to transact business in local jurisdictions):

---------------------------------- -------------------------------- -------------------------------- --------------------------------
         Name of License                  Nature of License                    Licensor                      Term of License
---------------------------------- -------------------------------- -------------------------------- --------------------------------
---------------------------------- -------------------------------- -------------------------------- --------------------------------

---------------------------------- -------------------------------- -------------------------------- --------------------------------
---------------------------------- -------------------------------- -------------------------------- --------------------------------

---------------------------------- -------------------------------- -------------------------------- --------------------------------
---------------------------------- -------------------------------- -------------------------------- --------------------------------

---------------------------------- -------------------------------- -------------------------------- --------------------------------

                                                  SCHEDULE 8.1.18

                               CONTRACTS RESTRICTING BORROWERS' RIGHT TO INCUR DEBTS

        Contracts that restrict the right of a Borrower to incur Debt:

---------------------------------- -------------------------------- -------------------------------- --------------------------------
        Title of Contract                Identity of Parties             Nature of Restriction              Term of Contract
---------------------------------- -------------------------------- -------------------------------- --------------------------------
---------------------------------- -------------------------------- -------------------------------- --------------------------------
Senior Subordinated Notes          SunTrust Bank
---------------------------------- -------------------------------- -------------------------------- --------------------------------
---------------------------------- -------------------------------- -------------------------------- --------------------------------
Property Mortgage                  Bank of America
---------------------------------- -------------------------------- -------------------------------- --------------------------------
---------------------------------- -------------------------------- -------------------------------- --------------------------------

---------------------------------- -------------------------------- -------------------------------- --------------------------------

                                                  SCHEDULE 8.1.19

                                                    LITIGATION

1.       Actions, suits, proceedings and investigations pending against Borrowers or any of their Subsidiaries:

--------------------------------- -------------------------------- -------------------------------- ---------------------------------
        Title of Action                  Nature of Action                Complaining Parties            Jurisdiction or Tribunal
--------------------------------- -------------------------------- -------------------------------- ---------------------------------
--------------------------------- -------------------------------- -------------------------------- ---------------------------------
Wage and Hour Case                Claim of violations of Fair      Ms. Teresa Liggins               El Paso, Texas
                                  Labor Standards Act
--------------------------------- -------------------------------- -------------------------------- ---------------------------------
--------------------------------- -------------------------------- -------------------------------- ---------------------------------
EEOC Claim                        Notice of Charge of              Mr. Rudolfo A. Morales           El Paso, Texas
                                  Discrimination
--------------------------------- -------------------------------- -------------------------------- ---------------------------------
--------------------------------- -------------------------------- -------------------------------- ---------------------------------
TSI v Swiss Army Brands, Inc.     Breach of Contract               Tropical Sportswear Int'l        Tampa, Florida
--------------------------------- -------------------------------- -------------------------------- ---------------------------------
--------------------------------- -------------------------------- -------------------------------- ---------------------------------
Union Grievance                   Wrongful Termination             Enrique Quinones                 El Paso, Texas
--------------------------------- -------------------------------- -------------------------------- ---------------------------------

2.       The only threatened actions, suits, proceedings or investigations of which any Borrower or any
         Subsidiary is aware are as follows:

                                                  SCHEDULE 8.1.21

                                         CAPITALIZED AND OPERATING LEASES

Borrowers and their Subsidiaries have the following capitalized leases:

---------------------------------- -------------------------------- -------------------------------- --------------------------------
             Lessee                            Lessor                        Term of Lease                  Property Covered
---------------------------------- -------------------------------- -------------------------------- --------------------------------
---------------------------------- -------------------------------- -------------------------------- --------------------------------

---------------------------------- -------------------------------- -------------------------------- --------------------------------
---------------------------------- -------------------------------- -------------------------------- --------------------------------

---------------------------------- -------------------------------- -------------------------------- --------------------------------
---------------------------------- -------------------------------- -------------------------------- --------------------------------

---------------------------------- -------------------------------- -------------------------------- --------------------------------

Borrowers and their Subsidiaries have the following operating leases:

---------------------------------- -------------------------------- -------------------------------- --------------------------------
             Lessee                            Lessor                        Term of Lease                  Property Covered
---------------------------------- -------------------------------- -------------------------------- --------------------------------
---------------------------------- -------------------------------- -------------------------------- --------------------------------

---------------------------------- -------------------------------- -------------------------------- --------------------------------
---------------------------------- -------------------------------- -------------------------------- --------------------------------

---------------------------------- -------------------------------- -------------------------------- --------------------------------
---------------------------------- -------------------------------- -------------------------------- --------------------------------

---------------------------------- -------------------------------- -------------------------------- --------------------------------

                                                  SCHEDULE 8.1.22

                                                   PENSION PLANS

Borrowers and their Subsidiaries have the following Plans:

------------------------------------------------------------------- -----------------------------------------------------------------
                              Party                                                           Type of Plan
------------------------------------------------------------------- -----------------------------------------------------------------
------------------------------------------------------------------- -----------------------------------------------------------------
Borrower
------------------------------------------------------------------- -----------------------------------------------------------------
------------------------------------------------------------------- -----------------------------------------------------------------

------------------------------------------------------------------- -----------------------------------------------------------------
------------------------------------------------------------------- -----------------------------------------------------------------
[Subsidiaries]
------------------------------------------------------------------- -----------------------------------------------------------------
------------------------------------------------------------------- -----------------------------------------------------------------

------------------------------------------------------------------- -----------------------------------------------------------------

                                                  SCHEDULE 8.1.24

                               COLLECTIVE BARGAINING AGREEMENTS; LABOR CONTROVERSIES

1.       Borrowers and their Subsidiaries are parties to the following collective bargaining agreements:

--------------------------------------------- ------------------------------------------- -------------------------------------------
             Type of Agreement                                 Parties                                Term of Agreement
--------------------------------------------- ------------------------------------------- -------------------------------------------
--------------------------------------------- ------------------------------------------- -------------------------------------------

--------------------------------------------- ------------------------------------------- -------------------------------------------
--------------------------------------------- ------------------------------------------- -------------------------------------------

--------------------------------------------- ------------------------------------------- -------------------------------------------
--------------------------------------------- ------------------------------------------- -------------------------------------------

--------------------------------------------- ------------------------------------------- -------------------------------------------
--------------------------------------------- ------------------------------------------- -------------------------------------------

--------------------------------------------- ------------------------------------------- -------------------------------------------

2.       Material grievances, disputes of controversies with employees are as follows:

------------------------------------------------------------------- -----------------------------------------------------------------
                         Parties Involved                                     Nature of Grievance, Dispute or Controversy
------------------------------------------------------------------- -----------------------------------------------------------------
------------------------------------------------------------------- -----------------------------------------------------------------

------------------------------------------------------------------- -----------------------------------------------------------------
------------------------------------------------------------------- -----------------------------------------------------------------

------------------------------------------------------------------- -----------------------------------------------------------------
------------------------------------------------------------------- -----------------------------------------------------------------

------------------------------------------------------------------- -----------------------------------------------------------------
------------------------------------------------------------------- -----------------------------------------------------------------

------------------------------------------------------------------- -----------------------------------------------------------------

3.       Threatened strikes, work stoppages and asserted pending demands for collective bargaining are as follows:

------------------------------------------------------------------- -----------------------------------------------------------------
                         Parties Involved                                                   Nature of Matter
------------------------------------------------------------------- -----------------------------------------------------------------
------------------------------------------------------------------- -----------------------------------------------------------------

------------------------------------------------------------------- -----------------------------------------------------------------
------------------------------------------------------------------- -----------------------------------------------------------------

------------------------------------------------------------------- -----------------------------------------------------------------
------------------------------------------------------------------- -----------------------------------------------------------------

------------------------------------------------------------------- -----------------------------------------------------------------
------------------------------------------------------------------- -----------------------------------------------------------------

------------------------------------------------------------------- -----------------------------------------------------------------

                                                  SCHEDULE 9.2.5

                                                  PERMITTED LIENS

---------------------------------------------------------------- ----------------------------------------------------------
                         Secured Party                                                Nature of Lien
---------------------------------------------------------------- ----------------------------------------------------------
---------------------------------------------------------------- ----------------------------------------------------------

---------------------------------------------------------------- ----------------------------------------------------------
---------------------------------------------------------------- ----------------------------------------------------------

---------------------------------------------------------------- ----------------------------------------------------------
---------------------------------------------------------------- ----------------------------------------------------------

---------------------------------------------------------------- ----------------------------------------------------------
---------------------------------------------------------------- ----------------------------------------------------------

---------------------------------------------------------------- ----------------------------------------------------------

                         -----------------------------------------------------------------

                  Tropical  Sportswear Int'L  Corporation,  Tropical  Sportswear  Company,  Inc.,
                  Savane  International  Corp.,  Apparel Network  Corporation,  TSI Brands, Inc.,
                  TSIL, Inc., Duck Head Apparel Company, LLC, Delta Merchandising, Inc.,

                                                   as Borrowers
                         -----------------------------------------------------------------

                         =================================================================

                                 AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

                                               Dated: June ___, 2003

                                                  $95,000,000.00

                         =================================================================

                         -----------------------------------------------------------------

                                            THE FINANCIAL INSTITUTIONS
                                    PARTY HERETO FROM TIME TO TIME, as Lenders

                                                        and

                                        FLEET CAPITAL CORPORATION, as Agent

                          --------------------------------------------------------------

                                                 TABLE OF CONTENTS

                                                                                Page
Error! No table of contents entries found.

                                          LIST OF EXHIBITS AND SCHEDULES

Exhibit A         Form of Revolver Note
Exhibit C         Form of Notice of Conversion/Continuation
Exhibit D         Form of Notice of Borrowing
Exhibit E         Form of Compliance Certificate
Exhibit F         Form of Opinion Contents
Exhibit G         Form of Assignment and Acceptance
Exhibit H         Form of Notice
Exhibit I         Letter of Credit Procurement Request

Schedule 7.1.1             Borrowers' Business Locations
Schedule 7.1.2             Borrowers' Insurance
Schedule 8.1.1             Jurisdictions in which Borrowers and each Subsidiary is Authorized to do Business
Schedule 8.1.4             Capital Structure of Borrowers
Schedule 8.1.5             Corporate Names
Schedule 8.1.12            Surety Obligations
Schedule 8.1.13            Tax Identification Numbers of Borrowers and Subsidiaries
Schedule 8.1.15            Patents, Trademarks, Copyrights and Licenses
Schedule 8.1.18            Contracts Restricting Borrowers' Right to Incur Debts; Surety Obligations
Schedule 8.1.19            Litigation
Schedule 8.1.21            Capitalized and Operating Leases
Schedule 8.1.22            Pension Plans
Schedule 8.1.24            Labor Contracts
Schedule 9.2.5             Permitted Liens
Schedule 9.2.8             Restrictions on Upstream Payments